Filed with the U.S. Securities and Exchange Commission on March 12, 2026

Securities Act File No. 333-288759
Investment Company Act File No. 811-24104

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[	X	]
Pre-Effective Amendment No.	4	[	X	]
Post-Effective Amendment No.		[		]
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[	X	]
Amendment No.	4	[	X	]

(Check appropriate box or boxes.)

LibreMax Asset-Backed Income Fund
(Exact Name of Registrant as Specified in Charter)

c/o U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, Wisconsin 53202
(Address of Principal Executive Offices)

(414) 516-1714
(Registrant’s Telephone Number)

Alyssa M. Bernard, Secretary
LibreMax Asset-Backed Income Fund
c/o U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, Wisconsin 53202
(Name and Address of Agent for Service)

With copies to:

Deborah Bielicke Eades
Mark A. Quade
Vedder Price P.C.
222 N. LaSalle Street
Chicago, Illinois 60601

Approximate Date of Commencement of Proposed Public Offering:
As soon as practicable after the effective date of this Registration Statement.

[ ]	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.
[X]	Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.
[ ]	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.

[ ]	Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.
[ ]	Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.
It is proposed that this filing will become effective (check appropriate box)

[ ]	when declared effective pursuant to Section 8(c) of the Securities Act.
If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment registration statement.
[ ]	This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is _______.
[ ]	This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is _______.
[ ]	This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is _______.
Check each box that appropriately characterizes the Registrant:

[X]	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).
[ ]	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).
[X]	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).
[ ]	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).
[ ]	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).
[ ]	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”).
[ ]	If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.
[X]	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).
CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
Pursuant to the provisions of Rule 24f-2 under the Investment Company Act, the Fund declares that an indefinite number of its shares of beneficial interest are being registered under the Securities Act of 1933 by this registration statement.
The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the U.S. Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.
PRELIMINARY PROSPECTUS
SUBJECT TO COMPLETION DATED MARCH 12, 2026
LibreMax Asset-Backed Income Fund
Prospectus
Class A – LMAFX
Class I – LMIFX
Class L – LMLFX
[ ], 2026
The Fund. The Fund is a newly organized, non-diversified closed-end management investment company that continuously offers its shares and operates as an interval fund. The Fund has received an exemptive order from the SEC that permits the Fund to offer more than one class of Shares. Class I Shares are currently being offered and Class A and Class L Shares are available for future sale. Common Shares, in the future (together with the Class I Shares, the “Common Shares” or “Shares”). The Fund may offer additional classes of Common Shares in the future.
Investment Objective. The Fund seeks to provide attractive risk-adjusted returns and generate current income. The Fund seeks to achieve its investment objective by allocating primarily to a wide array of private asset-backed credit and securitized debt investments. There can be no assurance that the Fund will achieve its investment objective. See “The Fund’s Investment Objective and Strategies” and “Principal Risks of the Fund.”
Investment Strategy. To pursue its investment objective, the Fund will invest in private asset-backed finance products (“Private ABF Investments”) and traded structured credit products (“Traded Securitizations”) and other credit related investments that provide exposure to asset-backed investments (collectively, with Private ABF Investments and Traded Securitizations, “ABF Investments”). In contrast to Traded Securitizations, Private ABF Investments do not trade on an organized market. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in securities and other investments that the Investment Manager believes are, at the time of investment, considered to be ABF Investments (the “80% Policy”). The Fund will seek to achieve its investment objective by investing in a wide array of ABF Investments such as loans, leases, mortgages, and other receivables across a broad range of asset classes.
In addition, the Fund may invest up to 20% of its net assets (plus the amount of any borrowings for investment purposes) in investments other than ABF Investments as described in this Prospectus (together with the ABF Investments, the “Investments,” and each, an “Investment”), including cash or cash equivalents, and liquid fixed-income securities. For temporary defensive purposes, liquidity management or in connection with implementing changes in its asset allocation, the Fund may hold a substantially higher amount of liquid investments, including cash and cash equivalents.
The Fund may invest up to 25% of its net assets in securities denominated in currencies other than the U.S. dollar. There is no limit on the duration and maturity of any security in the Fund’s portfolio. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The Fund may invest substantially in fixed-income products that are rated below investment grade (i.e., “high yield” or “junk” ratings), or that are unrated but determined to be of equivalent quality by the Investment Manager, at the time of purchase. Because the Fund may invest in below investment grade securities without limit, the Fund’s investments should be considered speculative. The Fund may also invest in other fixed income, credit-related securities, and instruments.
The Fund intends to invest in derivative investments including treasury futures and options and swaps.
To the extent consistent with the liquidity requirements applicable to interval funds under Rule 23c-3 under the 1940 Act, the Fund may invest without limit in illiquid securities.

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Repurchase Offers. The Fund operates as an interval fund. To provide liquidity to common shareholders, the Fund has adopted a fundamental investment policy to make quarterly offers to repurchase between 5% and 25% of its outstanding Common Shares at net asset value. The Fund currently intends to offer to repurchase 5% of the Fund’s outstanding Common Shares quarterly. The repurchase offers are expected to be made in January, April, July, and October of each year. The Fund expects that its first repurchase offer will occur in July 2026.
Investment Risks. Investors should carefully consider the Fund’s risks and investment objective, as an investment in the Fund may not be appropriate for all investors and is not designed to be a complete investment program. Because of the risks associated with the Fund’s ability to invest in high yield securities (commonly referred to as “junk bonds”), loans and related instruments and mortgage-related and other asset-backed instruments such as consumer credit instruments, foreign securities (and related exposure to foreign currencies), and the Fund’s intention to use leverage (see “Principal Risks of the Fund—Use of Leverage: Risk of Borrowing by the Fund”), an investment in the Fund should be considered speculative and involving a high degree of risk, including the risk of a substantial loss of investment. Before making an investment/allocation decision, investors should (i) consider the suitability of this investment with respect to an investor’s investment objectives and personal financial situations and (ii) consider factors such as an investor’s net worth, income, age, risk tolerance, and liquidity needs. Investment should be avoided where an investor has a short-term investing horizon and/or cannot bear the loss of some or all of their investment.
Before buying any of the Common Shares, you should read the discussion of the principal risks of investing in the Fund in “Principal Risks of the Fund” beginning on page 17 of this Prospectus.
•An investment in the Fund is not suitable for investors who need certainty about their ability to access all of the money they invest in the short term.
•There is no guarantee that you will be able to sell your Common Shares at any given time or in the quantity that you desire. You should consider Common Shares to be illiquid.
•There is no assurance that the Fund will be able to make any distributions to its shareholders and, if it makes distributions, that they will not decline or that any distributions will be at any particular level or correspond to any particular yield.
•The Fund’s distributions may be funded from unlimited amounts of offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to the Fund for investment. Any capital returned to shareholders through distributions will be distributed after payment of fees and expenses. Although the Fund’s distributions may constitute a return of capital, return of capital does not constitute income.
•The ultimate tax characterization of the Fund’s distributions in a calendar year may not finally be determined until after the end of that calendar year. The Fund may make distributions during a calendar year that exceed the Fund’s net investment income and net realized capital gains for that year. In such a situation, the amount by which the Fund’s total distributions exceed net investment income and net realized capital gains would generally be treated as a tax-free return of capital up to the amount of the shareholder’s tax basis in such shareholder’s Common Shares, with any amounts exceeding such basis treated as gain from the sale of his or her Common Shares. Because a return of capital distribution will reduce the tax basis of a shareholder’s Common Shares, a return of capital distribution may result in a higher capital gain or lower capital loss when those Common Shares on which the distribution was paid on are sold.
•Because of the risks associated with (i) the Fund’s ability to purchase asset-backed securities and loans, and (ii) the Fund’s ability to use leverage, an investment in the Fund should be considered speculative and involving a high degree of risk, including the risk of a substantial loss of investment.
•An investor investing in Class A Common Shares will pay a sales load of up to 3.00% and offering expenses of up to 0.03% on the amounts it invests. If you pay the maximum aggregate sale load of

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3.00% and offering expenses, you must experience a total return on your 3.12% in order to recover these expenses.
Neither the U.S. Securities and Exchange Commission nor the U.S. Commodity Futures Trading Commission has approved or disapproved of these securities or determined that this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
Common Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.
This Prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing in the Fund. Please read this Prospectus carefully and retain it for future reference. Additional information about the Fund, including a Statement of Additional Information dated [ ], 2026 (the “SAI”), has been filed with the SEC. The SAI is incorporated by reference into this Prospectus, which means it is part of this Prospectus for legal purposes. The Fund also will produce both annual and semi-annual reports that will contain important information about the Fund. Copies of the SAI and the Fund’s annual and semi-annual reports, when available, may be obtained upon request, without charge, by calling 1-855-965-5812, by writing to the Fund at LibreMax Asset-Backed Income Fund, c/o U.S. Bank Global Fund Services P.O. Box 219252 Kansas City, Missouri 64121-9252 or by visiting the Fund’s website at www.libremax.com. You may also call this toll-free telephone number to request other information about the Fund or to make shareholder inquiries. Information on, or accessible through, the Fund’s website is not a part of, and is not incorporated into, this Prospectus. You may also access reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following email address: publicinfo@sec.gov.
The Fund has not authorized anyone to provide you with information other than that contained or incorporated by reference in this Prospectus. The Fund does not take any responsibility for and does not provide any assurances as to the reliability of, any other information that others may give you. The Fund is not making an offer of these securities in any jurisdiction where the offer is not permitted. You should not assume that the information contained in this Prospectus is accurate as of any date other than the date on the front of this Prospectus. The Fund’s business, financial condition, results of operations and prospects may have changed since that date.

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PROSPECTUS SUMMARY
This is only a summary and may not contain all information that you should consider before investing in shares of the LibreMax Asset-Backed Income Fund (the “Fund”). You should review the more detailed information contained in this Prospectus and in the Fund’s Statement of Additional Information (“SAI”) before investing in the Fund.
The Fund
The Fund is a newly organized, non-diversified, closed-end management investment company that will continuously offer its Common Shares. A non-diversified fund may invest a greater proportion of its assets in a small number of issuers, and may be subject to greater risk and substantial losses as a result of changes in the financial condition or the market’s assessment of such issuers. The Fund will operate as an “interval fund” (as defined below).
Securities Offered
The Fund will continuously offer its Common Shares. The Fund has received an exemptive order from the Securities and Exchange Commission (the “SEC”) that permits the Fund to issue multiple classes of its shares and to impose distribution and shareholder servicing fees. The Fund is currently offering Class I Shares and intends to offer Class A and Class L Shares in the future.
Class A Common Shares will be initially offered at $10.00 per share, plus applicable sales charges, and thereafter will be offered on a continuous basis at net asset value (“NAV”) per share, plus applicable sales charges. For Class A Common Shares, the minimum initial investment is $10,000 per account.
Class I Common Shares will be initially offered at $10.00 per share, and thereafter will be offered on a continuous basis at net asset value (“NAV”) per share. For Class I Common Shares, the minimum initial investment is $100,000 per account.
Class L Common Shares will be initially offered at $10.00 per share, and thereafter will be offered on a continuous basis at net asset value (“NAV”) per share. For Class L Common Shares, the minimum initial investment is $50,000 per account.
The minimum investment amounts may be modified or waived by the Fund or the Investment Manager. See “Plan of Distribution” for additional information.
Periodic Repurchase Offers
The Fund is an “interval fund,” a type of fund that, in order to provide liquidity to shareholders, has adopted a fundamental investment policy to make quarterly offers to repurchase between 5% and 25% of its outstanding Common Shares at NAV. Subject to applicable law and approval of the Board, the Fund currently expects to offer to repurchase 5% of the Fund’s then outstanding Common Shares at NAV quarterly. Written notification of each quarterly repurchase offer (the “Repurchase Offer Notice”) will be sent to shareholders at least 21 calendar days and not more than 42 days before the repurchase request deadline (i.e., the date by which shareholders can tender their Common Shares in response to a repurchase offer) (the “Repurchase Request Deadline”). Subject to Board approval, Repurchase Request Deadlines are expected to occur each January, April, July, and October, and Repurchase Offer Notices are expected to be sent to shareholders each December, March, June, and September preceding each such Repurchase Request Deadline. Common Shares are not listed on any securities exchange, and the Fund does not anticipate that a secondary market will develop for its Common Shares. Accordingly, you may not be able to sell Common Shares when and/or in the amount that you desire. Investors should consider Common Shares of the Fund to be an illiquid investment. Thus, the Common Shares are appropriate only as a long-term investment. In addition, the Fund’s repurchase offers may subject the Fund and shareholders to special risks. See “Principal Risks of the Fund—Repurchase Offer Risk” at page 45.

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INVESTMENT OBJECTIVE AND STRATEGIES
Investment Objective
The Fund seeks to provide attractive risk-adjusted returns and generate current income. The Fund seeks to achieve its investment objective by allocating primarily to a wide array of private asset-backed credit and securitized debt investments. There can be no assurance that the Fund will achieve its investment objective.
Portfolio Management Strategies
To pursue its investment objective, the Fund will invest in private asset-backed finance products (“Private ABF Investments”) and traded structured credit products (“Traded Securitizations”) and other credit related investments (collectively, with Private ABF Investments and Traded Securitizations, “ABF Investments”). Private ABF Investments do not trade on an organized market. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in securities and other investments that the Investment Manager believes are, at the time of investment, considered to be ABF Investments (“80% Policy”). The Fund will seek to achieve its investment objective by investing in a wide array of ABF Investments such as loans, leases, mortgages and other receivables across a broad range of asset classes. ABF Investments may provide direct or indirect exposure to asset-backed finance investments. The asset classes may include, but are not limited to, residential and consumer loans, small business loans, trade receivables, royalties, financial assets, physical assets such as equipment or other types of secured credit backed by physical assets. For purposes of the 80% Policy, the Fund may, among other things, (i) buy or commit to ABF Investments including equity investments that provide exposure to ABF Investments, (ii) originate loans secured by ABF Investments including senior and mezzanine loans, (iii) insure or provide capital relief against ABF Investments, (iv) provide capital to enterprises whose primary business is organization/management of ABF Investments and (v) invest in securitizations and/or derivative investments that provide exposure to ABF Investments. In addition, the Fund may also invest a portion of its assets in notes, bills, debentures, bank loans, convertible and preferred securities and government and municipal obligations. The Fund is permitted to change its 80% investment policy without a shareholder vote, provided the Fund conducts a repurchase offer prior to the change, the Fund provides at least 60 days’ prior notice of any change in the policy in advance of the offer, the offer is not oversubscribed, and the Fund purchases shares at their net asset value.
In addition, the Fund may invest up to 20% of its net assets (plus the amount of any borrowings for investment purposes) in investments other than ABF Investments as described in this Prospectus (together with the ABF Investments, the “Investments,” and each, an “Investment”), including cash or cash equivalents, and liquid fixed-income securities. For temporary defensive purposes, liquidity management or in connection with implementing changes in its asset allocation, the Fund may hold a substantially higher amount of liquid investments, including cash and cash equivalents.
The Fund may invest up to 25% of its net assets in securities denominated in currencies other than the U.S. dollar. There is no limit on the duration and maturity of any security in the Fund’s portfolio. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The Fund may invest substantially in fixed-income products that are rated below investment grade (i.e., “high yield” or “junk” ratings), or that are unrated but determined to be of equivalent quality by the Investment Manager, at the time of purchase. Because the Fund may invest in below investment grade securities without limit, the Fund’s investments should be considered speculative. The Fund may also invest in other fixed income, credit-related securities, and instruments.
The Fund intends to invest in derivative investments including treasury futures, options and swaps. The use of derivative instruments may have a leverage effect on the portfolio. Please see “Use of Leverage” at page 8 below.
To the extent consistent with the liquidity requirements applicable to interval funds under Rule 23c-3 under the 1940 Act, the Fund may invest without limit in illiquid securities.
Private ABF Investments and Traded Securitizations
The Fund will generally invest its ABF Investments across two main strategies: investments in Private ABF Investments and in Traded Securitizations. While the Fund expects the allocation to Private ABF Investments will be larger than the allocation to Traded Securitizations, the allocation between these two strategies may fluctuate

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significantly depending upon various factors, including market and economic conditions, availability of investment opportunities across the strategies and fund subscription and repurchase activity.
Within the Private ABF Investments strategy, the Fund will invest in private asset-backed financed securities and loans, including residential and consumer loans (and participations thereon), including, but not limited to, consumer unsecured personal loans, business loans, commercial real estate mezzanine loans, participations and notes backed by residential, multi-family, hotel, office and construction projects, commercial warehouse financings backed by cashflows and/or other commercial assets of various borrowers or pools of collateral, including, but not limited to, aviation, marine, railcar, automobiles, leases, solar, equipment, datacenters, digital infrastructure and other assets, and other structured finance products and specialty finance loans, notes and participations. In addition, Private ABF Investments may include equity and equity like investments in asset-backed financed securities like home equity investments (“HEIs”). The Fund may invest in whole loans directly, or indirectly, including through one or more wholly-owned subsidiaries or trust structures and may enter into arrangements with originators or other counterparties to acquire such loans. The Fund may purchase such assets on a leveraged basis through the use of reverse repurchase agreements or other financings.
Within the Traded Securitization strategy, the Fund will invest in residential mortgage backed securities, including, but not limited to, securitizations backed by HEIs, residential home equity loan contracts, commercial mortgage-backed securities (“CMBS”), consumer and commercial asset-backed securities, which included securitizations backed by commercial assets of various borrowers or pools of collateral, including, but not limited to, credit cards, aviation, automobile loans and leases, solar, and other receivables and asset classes, collateralized loan obligations and collateralized debt obligations. The Fund may invest in, or obtain exposure to, loans that may be “covenant lite.” The Fund uses the term “covenant-lite” to refer generally to loans that do not have financial maintenance covenants. The Fund may invest in sub-prime loans, which are loans offered to buyers who do not meet the criteria for prime loans typically due to poor credit history, low income or insufficient credit history.
The Fund may invest in every level of capital structure, including owning partial or whole loans or residual equity positions and including the equity or “first loss” tranche (i.e., the tranche that absorbs the initial or first losses on an investment). Residual equity positions are the amounts remaining after other obligations have been satisfied. The Fund may invest in securitization risk retention tranches in the capacity of a third-party purchaser with respect to securitizations sponsored by others. Securitization risk retention tranches are tranches owned by the originator, sponsor and/or original lender to ensure that they share in potential losses.
There are no limits on investments in permitted investment types, except as set forth in the Fund’s fundamental and non-fundamental investment policies.
Hedging Strategy
To maximize its defensiveness and flexibility, the Fund may also engage in hedging techniques to manage the level of credit, foreign exchange, interest rate or other risks in the Fund. This hedging can be used through a variety of products, including treasuries, futures and options on treasuries, and swaps.
The Fund may also enter into currency transactions to provide for the purchase or sale of a currency needed to purchase a security denominated in such currency. In addition, the Fund may enter into forward currency contracts to protect against changes in currency exchange rates, to increase exposure to a particular foreign currency, to shift exposure to currency fluctuations from one currency to another or to seek to increase returns. A forward currency contract is an agreement to purchase or sell a specific currency at a future date at a fixed price.
Investment Process
In selecting investments, LibreMax Capital, LLC (“LibreMax” or the “Investment Manager”) conducts a comprehensive analysis of three key factors as part of its investment process. First, the Investment Manager utilizes a macro-economic approach, which encompasses an analysis of credit risk and increased or shortened duration. The Investment Manager seeks to use market information to carefully establish likely impacts of anticipated changes in the macro-economy, regulatory and legal environment on the Fund’s holdings and adjust those positions accordingly.
Second, the Investment Manager analyzes relative value to determine the best sector allocations. As part of this process, the Investment Manager seeks to uncover potential discrepancies between market prices and the

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Investment Manager’s perceived intrinsic value of securities and other investment instruments while weighing and considering applicable risks to form a trading strategy.
Finally, the Investment Manager may use proprietary credit model analytics as a micro-economic analysis. The Investment Manager’s micro analysis uses collateral level information in conjunction with cash flow projections of securities to analyze potential upside and risks of each position held and traded within the Fund’s portfolios or being considered for purchase. Such analysis generates expected average life, duration and yield projections. The portfolio management team utilizes the data generated from these models to analyze market data and form views on individual investments.
The Investment Manager will utilize the data generated from these approaches to scrutinize market data and form views on investment themes, individual securities, and hedges. An investment themes is an economic, social, demographic, or other long-term trend that is expected to benefit certain asset classes or companies. Quantitative modelling is used to filter available opportunities within a given strategy, and is important as an analytical tool, although it is not specifically used for identifying investments.
With respect to loan originations, the Fund will benefit from the Investment Manager’s experience in structured products across a wide spectrum of asset classes. The Fund will leverage the Investment Manager’s and its affiliates’ existing relationships with various issuers. The Fund will seek to provide flexible financing solutions across the capital structure from senior asset-backed lending to whole loan origination. Borrowers may be well established financial platforms or early stage where the Fund will seek to grow with the borrowers.
Use of Leverage
The Fund intends to use leverage as and to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is permitted to obtain leverage using any form of financial leverage instruments, including funds borrowed from banks or other financial institutions, credit facilities, margin facilities, notes or preferred stock and leverage attributable to reverse repurchase agreements or similar transactions. The Fund is authorized to borrow money in connection with its investment activities, to satisfy repurchase requests from Fund shareholders, and to otherwise provide the Fund with temporary liquidity. The Fund expects to engage in leverage through borrowings, reverse purchase agreements or similar financing agreements. The Fund may choose to increase or decrease, or eliminate entirely, its use of leverage over time and from time to time based on the Investment Manager’s assessment of the yield curve environment, interest rate trends, market conditions and other factors. By using leverage, the Fund seeks to obtain a higher return for Shareholders than if the Fund did not use leverage. Leveraging is a speculative technique and there are special risks and costs involved. There can be no assurance that a leveraging strategy will be used or that it will be successful during any period in which it is employed.
With respect to senior securities representing indebtedness, other than temporary borrowings as defined under the 1940 Act, the Fund is required under current law to have an asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of the Fund’s total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of the Fund’s outstanding senior securities representing indebtedness. With respect to senior securities that are stocks, the Fund is required under current law to have an asset coverage of at least 200%, as measured at the time of the issuance of any such shares of preferred stock and calculated as the ratio of the Fund’s total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of our outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of preferred stock.
Other investments held by the Fund may also expose the Fund to leverage, which may be excluded from the limitation noted above. In addition, the Fund’s investments in certain derivatives may be viewed as a form of leverage. Please see “Leverage,” and “Principal Risks of the Fund — Leverage Risk” for additional information regarding leverage and related risks.

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Investment Manager
LibreMax Capital, LLC, a Delaware limited liability company, serves as investment manager to the Fund. Subject to the oversight of the Board, LibreMax is responsible for managing the investment activities of the Fund. Greg Lippmann is responsible for the day-to-day management of the Fund.
LibreMax Capital, LLC, located at 601 Lexington Avenue, 30th Floor New York, New York 10022, is an SEC-registered investment advisory firm formed in 2010 and has been registered with the Securities and Exchange Commission as an investment advisory since 2011. In addition to the Fund, LibreMax currently provides investment advisory services to privately offered pooled investment funds, non-U.S. private investment funds and separately managed accounts. LibreMax Capital, LLC is wholly owned by LibreMax Intermediate Holdings, LP (“LibreMax Holdings”). GKL Holdings, LLC (a holding company that is majority owned by Greg Lippmann) is the principal underlying owner of LibreMax Holdings.
As of December 31, 2025, LibreMax and its affiliates had approximately $14.32 billion in assets under management.
Distributions and Dividend Reinvestment Plan
The Fund intends to distribute substantially all of its net investment income to shareholders in the form of dividends. The Fund intends to declare income dividends quarterly and distribute them quarterly to shareholders of record. At least annually, the Fund also intends to distribute to you your pro rata share of any available net capital gain and taxable ordinary income, if any.
Although it does not currently intend to do so, the Board may change the Fund’s dividend policy and the amount or timing of Fund distributions, based on several factors. Unless shareholders specify otherwise, dividends will be reinvested in Common Shares of the Fund in accordance with the Fund’s dividend reinvestment plan (the “Plan”). The Fund may pay distributions from sources that may not be available in the future and that are unrelated to the Fund’s performance, such as from offering proceeds and/or borrowings. See “Distributions” and “Dividend Reinvestment Plan.”
Distributor, Custodian and Transfer Agent
Quasar Distributors, LLC serves as the Fund’s principal underwriter and distributor. U.S. Bank Global Fund Services serves as the primary custodian of the Fund’s assets. U.S. Bank Global Fund Services provides fund accounting, administrative and certain compliance services to the Fund. U.S. Bank Global Fund Services also serves as the Fund’s transfer agent and dividend disbursement agent, and as such is responsible for processing investor subscriptions and repurchases.
Unlisted Closed-End Fund Structure; Limited Liquidity
Common Shares of the Fund are not listed for trading on any securities exchange. There is currently no secondary market for Common Shares and the Fund does not expect any secondary market to develop for its Common Shares. Shareholders of the Fund are not able to have their Common Shares redeemed or otherwise sell their Common Shares daily because the Fund is an unlisted closed-end fund. To provide liquidity to shareholders, the Fund is structured as an “interval fund” and conducts periodic repurchase offers for a portion of its outstanding Common Shares. Investors should consider Common Shares of the Fund to be an illiquid investment. An investment in the Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the Common Shares. Investors should consider their investment goals, time horizons and risk tolerance before investing in the Fund.
Investor Suitability
An investment in the Fund involves a considerable amount of risk. It is possible that you will lose money. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Common Shares and should be viewed as a long-term investment. Before making your investment decision, you should (i) consider the suitability of this investment with respect to your investment objectives and personal financial situation and (ii) consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs. An investment in the Fund should not be viewed as a complete investment program. Please see “Risk Factors” at page 11 below.

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Valuation
For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the 1940 Act. As a general principle, the fair value of a security or asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Board has designated the Investment Manager as the Fund’s Valuation Designee for purposes of Rule 2a-5 under the 1940 Act. As Valuation Designee, the Investment Manager will be responsible for the valuation of the Fund’s portfolio investments for which market quotations are not readily available, as determined in good faith pursuant to the Investment Manager’s and the Fund’s valuation policies and consistently applied valuation processes. The Fund may use the fair value of a security as determined by the Valuation Designee in accordance with procedures approved by the Board if market quotations are unavailable or deemed unreliable or if events occurring after the close of a securities market and before the Fund values its assets would materially affect NAV. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. The fair value assigned to a security may not represent the value that the Fund could obtain if it were to sell the security. The Fund determines NAV per share in accordance with the methodology described in the Investment Manager’s and the Fund’s valuation policies and procedures. Valuations of Fund investments are disclosed in reports publicly filed with the SEC. The Fund will calculate the NAV of each class of its shares daily. In addition, the Fund intends to publicly report the NAV per share of each class of the Fund on its website daily. Please refer to “How Fund Shares are Priced” at page 62 for more information on the Fund’s valuation policies.
Taxation
The Fund intends to elect to be treated for U.S. federal income tax purposes, and intends to qualify in each taxable year, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As a RIC, the Fund generally will not be subject to corporate-level U.S. federal income taxes on its “investment company taxable income” (as such term is defined in the Code, but without regard to the deductions for dividends paid) or net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes in each taxable year (or is deemed to distribute, including amounts that are reinvested pursuant to the Dividend Reinvestment Plan, as described below) to Fund shareholders, provided that certain requirements are satisfied. To qualify for and maintain its treatment as a RIC for U.S. federal income tax purposes, the Fund will be required to meet certain specified source-of-income and asset diversification requirements, and the Fund will be required to distribute in each taxable year to holders of its stock dividends for U.S. federal income tax purposes in an amount at least equal to the sum of 90% of its investment company taxable income and 90% of its net tax-exempt interest income for such taxable year. The Fund intends to distribute to holders of its stock, at least annually, substantially all of its investment company taxable income, net tax-exempt income, and net capital gains. See “U.S. Federal Income Tax Matters” at page 67.
Fiscal Year
For accounting purposes, the Fund’s fiscal year is expected to be December 31.
Reports to Shareholders
As soon as practicable after the end of each calendar year, a statement on Form 1099-DIV identifying the sources of the distributions paid by the Fund to its shareholders for tax purposes will be furnished to shareholders subject to Internal Revenue Service (“IRS”) reporting. In addition, the Fund will prepare and transmit to its shareholders an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act.

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ERISA Plans and Other Tax-Exempt Entities
Investors subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other tax-exempt entities, including employee benefit plans, individual retirement accounts, 401(k) plans and Keogh plans, may purchase Common Shares. Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” of the ERISA plans investing in the Fund for purposes of ERISA’s fiduciary responsibility and prohibited transaction rules. Thus, neither the Fund nor the Investment Manager will be a fiduciary within the meaning of ERISA with respect to the assets of any ERISA plan that becomes a shareholder, solely as a result of the ERISA plan’s investment in the Fund.
Co-Investments
The 1940 Act imposes limits on certain privately negotiated co-investments with affiliates of the Fund. The Investment Manager and the Fund are seeking exemptive relief from the SEC permitting the Fund to invest alongside other funds (including private funds) managed by the Investment Manager or its affiliates in privately negotiated portfolio investments. However, the exemptive relief includes conditions that may limit or restrict the Fund’s ability to participate in a portfolio investment, including, without limitation, in the event that the available capacity with respect to a portfolio investment is less than the aggregate recommended allocations to the Fund and the other funds. In such cases, the Fund may participate in such investment to a lesser extent or, under certain circumstances, may not participate in such investment.
Risk Factors
Investing in the Fund involves risks, including the risk that a shareholder may receive little or no return on their investment or that a shareholder may lose part or all of their investment. Below is a summary of some of the principal risks of investing in the Fund. For a more complete discussion of the risks of investing in the Fund, see “Principal Risks of the Fund.” Shareholders should consider carefully the following principal risks before investing in the Fund:
•Common Shares will not be listed on any securities exchange;
•Although the Fund intends to implement a quarterly share repurchase program, there is no guarantee that an investor will be able to sell all of the Common Shares that the investor desires to sell. The Fund should therefore be considered to offer limited liquidity;
•The Fund is exposed to risks associated with changes in interest rates;
•The Fund’s distributions may be funded from offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to the Fund for investment. Any capital returned to Fund shareholders through distributions will be distributed after payment of fees and expenses, as well as any applicable sales load;
•Because the asset-backed finance investments pursued by the Fund are not typically registered under the federal securities laws like stocks and bonds, investors in loans have less protection against improper practices than investors in registered securities.
•ABF Investments are generally not insured or guaranteed by the related sponsor or any other entity and therefore, if the assets or sources of funds available to the issuer are insufficient to pay those outstanding liabilities, the Fund will incur losses.
•The Fund may invest a portion of its assets in securities and credit instruments associated with real assets, including real estate, infrastructure, digital infrastructure, datacenters, railcar, and aviation, which have historically experienced substantial price volatility.
•The Fund may invest a portion of its assets in securities and credit instruments of companies in the real estate industry, which has historically experienced substantial price volatility.
•Below investment grade instruments (i.e., “junk bonds”) have predominantly speculative characteristics and may be particularly susceptible to economic downturns, which could cause losses;
•Certain investments may be exposed to the credit risk of the counterparties with whom the Fund deals;

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•CLOs may present risks similar to those of other types of debt obligations and, in fact, such risks may be of greater significance in the case of CLOs depending upon the Fund’s ranking in the capital structure. In certain cases, losses may equal the total amount of the Fund’s principal investment. Investments in structured vehicles, including equity and junior debt securities issued by CLOs, involve risks, including credit risk and market risk.
•The valuation of securities or instruments that lack a central trading place (such as fixed-income securities or instruments) may carry greater risk than those that trade on an exchange.
•Derivative investments have risks, including the imperfect correlation between the value of such instruments and the underlying assets of the Fund.
•The Fund may be materially adversely affected by market, economic and political conditions and natural and man-made disasters, including pandemics, wars and supply chain disruptions, globally and in the jurisdictions and sectors in which the Fund invests;
•Non-U.S. securities may be traded in undeveloped, inefficient and less liquid markets and may experience greater price volatility and changes in value—changes in foreign currency exchange rates may adversely affect the U.S. dollar value of and returns on foreign denominated investments.
•The Fund may borrow money, which magnifies the potential for gain or loss on amounts invested, subjects the Fund to certain covenants with which it must comply and may increase the risk of investing with the Fund.
•To qualify and remain eligible for the special tax treatment accorded to RICs and their shareholders under the Code, the Fund must meet certain source-of-income, asset diversification and annual distribution requirements, and failure to do so could result in the loss of RIC status and being taxed as an ordinary corporation for U.S. federal income tax purposes.
Accordingly, an investment in the Fund should be considered a speculative investment that entails substantial risks, and a prospective investor should invest in the Fund only if they can sustain a complete loss of their investment.

SUMMARY OF FUND EXPENSES
These tables are intended to assist investors in understanding the various costs and expenses directly or indirectly associated with investing in the Fund. The expenses in the table are based on estimated amounts for the current fiscal year assuming the Fund raises $300 million in proceeds in the first 12 months resulting in estimated average monthly net assets of $250 million.
As of the date of this Prospectus, only Class I Common Shares are being offered to the public. The Fund intends to offer Class A and Class L Common Shares in the future.
Shareholder Transaction Fees:

	Class A	Class I	Class L
Maximum Sales Charge (Load) (as a percentage of subscription amount)(1)	3.00%	None	None

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Annual Fund Operating Expenses (as a percentage of Net Assets Attributable to Common Shares):

	Class A	Class I	Class L
Management Fees(2)	1.76%	1.76%	1.76%
Distribution and Shareholder Servicing Fee	0.75%	None	0.25%
Borrowing Expense(3)	0.88%	0.88%	0.88%
Other Expenses(4)	0.46%	0.46%	0.46%
Total Annual Fund Operating Expenses	3.85%	3.10%	3.35%
Fee Waiver/Expense Reimbursement(5)	-0.22%	-0.22%	-0.22%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	3.63%	2.88%	3.13%
(1)    Class A Common Shares are subject to a front-end sales charge. The table assumes a maximum front-end sales charge of 3.00%. While neither the Fund nor the Distributor imposes an initial sales charge on Class I Common Shares, if you buy Class I Common Shares through certain financial intermediaries, they may directly charge you transaction or other fees in such amounts as they may determine. Please consult your financial intermediary for additional information.
(2)    The Management Fee percentage calculation assumes the use of leverage by the Fund based on the assumptions set forth in Footnote 3.
(3)    Borrowing expense assumes leverage at a level of 18% of total assets. Interest expense is assumed at a rate of 5%.
(4)    “Other Expenses” are based on estimated amounts during the first 12 months of operations, assuming the Fund raises $300 million of average net assets during that time. “Other Expenses” includes 0.05% in capitalized expenditures related to organizational and offering costs, which are not expected to be recurring expenses of the Fund.
(5)    The Investment Manager has contractually agreed, through January 31, 2028, to waive its management fee or reimburse Fund expenses to the extent that the Fund’s total annual operating expenses (excluding any (i) taxes; (ii) brokerage commissions and expenses; (iii) acquired fund fees and expenses (as determined in accordance with SEC Form N-2); (iv) dividend expenses on short sales; (v) transactional costs, including legal costs, accounting costs and broker-dealer expenses, associated with the acquisition, monitoring and disposition of investments (including broken-deal expenses); (vi) loan servicing fees; (vii) fees and expenses in connection with establishing and maintaining leverage including a line of credit, other borrowings or the issuance of preferred shares; (viii) dividend and interest expenses with respect to preferred shares and borrowings; (ix) distribution and shareholder service fees; (x) expenditures which are capitalized in accordance with generally accepted accounting principles (“GAAP”) and (xi) extraordinary or non-routine expenses (such as expenses incurred in connection with any merger or reorganization, litigation expenses)) exceed 2.50% of the Fund’s average daily net assets (the “Expense Limitation Agreement”). In addition, the Investment Manager has contractually agreed to further waive its management fee or reimburse Fund expenses (subject to the exclusions detailed above) to the extent that the Fund’s total annual operating expenses: (i) exceed 2.00% of the Fund’s average daily net assets for the one-year period ending on the first anniversary of the effective date of the Expense Limitation Agreement; and (ii) exceed 2.25% of the Fund’s average daily net assets for the one-year period ending on the second anniversary of the effective date of the Expense Limitation Agreement. The Investment Manager may not terminate the Expense Limitation Agreement prior to its initial term without the approval of the Board of Trustees. After its initial term, the Expense Limitation Agreement will automatically renew for consecutive one-year terms unless terminated by the Investment Manager or the Fund upon 30 days written notice to other party prior to the end of the then current term. Under the Expense Limitation Agreement, the Investment Manager may recoup from the Fund amounts previously waived or reimbursed during the previous three years from the date of the waiver or reimbursement, provided that such amount paid to the Investment Manager will not cause the Fund’s total annual operating expenses to exceed (i) the expense limit in effect at the time of waiver or reimbursement or (ii) the expense limit in effect at the time of recoupment.
Example
The following example illustrates the expenses (including any applicable sales charge) that you would pay on a $1,000 investment in the Common Shares, assuming a 5% annual return, assuming you hold your shares and assuming your shares are repurchased in full. The example below should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown. The example assumes the estimated “Other Expenses” set forth in the Annual Fund Operating Expenses table are accurate, that the Total Annual Fund Operating Expenses (as described above) remain the same for all periods shown, and that all dividends and

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distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate or return may be greater or less than the hypothetical 5% annual return shown in the example.
An investor would pay the following expenses on a $1,000 investment assuming a 5% return:

	1 Year	3 Years	5 Years	10 Years
Class A	$65	$142	$220	$424
Class I	$29	$94	$161	$339
Class L	$32	$101	$173	$362
An investor would pay the following expenses, assuming your shares are repurchased at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Class A	$65	$142	$220	$424
Class I	$29	$94	$161	$339
Class L	$32	$101	$173	$362
THE FUND
The Fund is a non-diversified, closed-end management investment company registered under the 1940 Act. A non-diversified fund may invest a greater proportion of its assets in a small number of issuers, and may be subject to greater risk and substantial losses as a result of changes in the financial condition or the market’s assessment of the issuers. The Fund will continuously offer its Common Shares and will operate as an “interval fund.” The Fund is currently offering Class I Shares and intends to offer Class A and Class L Shares in the future.
Before the Fund commenced its public offering of shares, LibreMax Structured Opportunities Master Fund I, LP and LibreMax Structured Opportunities (ECI) Master Fund I, LP (collectively, “Structured Opportunities Fund I”), and LibreMax Structured Opportunities Master Fund II, LP and LibreMax Structured Opportunities Fund (ECI) Master Fund II, LP (collectively, “Structured Opportunities Fund II”), each a private fund relying on an exemption from registration under Section 3(c)(7) of the 1940 Act (collectively, the “Private Funds”), will transfer all of their portfolio assets to the Fund in exchange for Class I Shares of the Fund and the Private Funds will cease operations. Shares of the Fund will be distributed to holders of the interests in the Private Funds, including the General Partner, on a private placement basis subject to customary restrictions on transfer. The Private Funds maintained an investment objective, strategies and investment policies, and guidelines that were, in all material respects, substantially similar to those of the Fund. The Fund has the same investment manager and portfolio manager as the Private Funds.
USE OF PROCEEDS
The Fund will invest the proceeds of the continuous offering of Common Shares on an ongoing basis in accordance with its investment objective and policies as stated below. It is currently anticipated that the Fund will be able to invest all or substantially all of the net proceeds according to its investment objective and policies within approximately three months after receipt of the proceeds, depending on the amount and timing of proceeds available to the Fund as well as the availability of investments consistent with the Fund’s investment objective and policies, and except to the extent proceeds are held in cash to pay dividends or expenses, satisfy repurchase offers or for temporary defensive purposes. Pending such investment, it is anticipated that the proceeds of an offering will be invested in short-term liquid fixed income instruments. Pending investment in Private ABF Investments, the Fund may have a greater allocation to Traded Securitizations.
THE FUND’S INVESTMENT OBJECTIVE AND STRATEGIES
Investment Objective
The Fund seeks to provide attractive risk-adjusted returns and generate current income. The Fund seeks to achieve its investment objective by allocating primarily to a wide array of private asset-backed credit and securitized debt investments. There can be no assurance that the Fund will achieve its investment objective.

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Principal Investment Strategies
To pursue its investment objective, the Fund will invest in private asset-backed finance products (“Private ABF Investments”) and traded structured credit products (“Traded Securitizations”) and other credit related investments (collectively, with Private ABF Investments and Traded Securitizations, “ABF Investments”). Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in securities and other investments that the Investment Manager believes are, at the time of investment, considered to be ABF Investments (the “80% Policy”). The Fund will seek to achieve its investment objective by investing in a wide array of ABF Investments such as loans, leases, mortgages and other receivables across a broad range of asset classes. ABF Investments may provide direct or indirect exposure to asset-backed finance investments. The asset classes may include, but are not limited to, residential and consumer loans, small business loans, trade receivables, financial assets, royalties, physical assets such as equipment or other types of secured credit backed by physical assets. For purposes of the 80% Policy, the Fund may, among other things, (i) buy or commit to ABF Investments including “first loss” tranche investments that provide exposure to ABF Investments, (ii) originate loans secured by ABF Investments including senior and mezzanine loans, (iii) insure or provide capital relief against ABF Investments, (iv) provide capital to enterprises whose primary business is organization/management of ABF Investments and (v) invest in securitizations and/or derivative investments that provide exposure to ABF Investments. In addition, the Fund may also invest a portion of its assets in notes, bills, debentures, bank loans, convertible and preferred securities and government and municipal obligations. The Fund is permitted to change its 80% Policy without a shareholder vote, provided the Fund conducts a repurchase offer prior to the change, the Fund provides at least 60 days’ prior notice of any change in the policy in advance of the offer, the offer is not oversubscribed, and the Fund purchases shares at their net asset value.
In addition, the Fund may invest up to 20% of its net assets (plus the amount of any borrowings for investment purposes) in investments other than ABF Investments as described in this Prospectus (together with the ABF Investments, the “Investments,” and each, an “Investment”), including cash or cash equivalents, and liquid fixed-income securities. For temporary defensive purposes, liquidity management or in connection with implementing changes in its asset allocation, the Fund may hold a substantially higher amount of liquid investments, including cash and cash equivalents.
There is no limit on the duration and maturity of any security. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The Fund may invest without limit in fixed-income products that are rated below investment grade (i.e., “high yield” or “junk” ratings), or that are unrated but determined to be of equivalent quality by the Investment Manager, at the time of purchase. Because the Fund may invest in below investment grade securities without limit, the Fund’s investments should be considered speculative. The Fund may also invest in other fixed income, credit-related securities and instruments.
The Fund may invest up to 25% of its net assets in securities denominated in currencies other than the U.S. dollar.
The Fund intends to invest in derivative investments including futures and options on treasuries and swaps.
To the extent consistent with the liquidity requirements applicable to interval funds under Rule 23c-3 under the 1940 Act, the Fund may invest without limit in illiquid securities.
Private ABF Investments and Traded Securitizations
The Fund will generally invest its ABF Investments across two main strategies: investments in Private ABF Investments and in Traded Securitizations. Traded Securitizations generally are traded securitized and structured fixed income products that generally trade in the over-the-counter markets. While the Fund expects the allocation to Private ABF Investments will be larger than the allocation to Traded Securitizations, the allocation between these two strategies may fluctuate significantly depending upon various factors, including market and economic conditions, availability of investment opportunities across the strategies and fund subscription and repurchase activity.
Within the Private ABF Investments strategy, the Fund will invest in private asset-backed financed securities and loans, including residential and consumer loans (and participations thereon), including, but not limited to, consumer unsecured personal loans, business loans, commercial real estate mezzanine loans, participations and

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notes backed by residential, multi-family, hotel, office and construction projects, commercial warehouse financings backed by cashflows and/or other commercial assets of various borrowers or pools of collateral, including, but not limited to, aviation, marine, railcar, automobiles, leases, solar, equipment, datacenters and digital infrastructure and other assets, and other structured finance products and specialty finance loans, notes and participations. In addition, Private ABF Investments may include equity like investments in asset-backed financed securities like home equity investments (“HEIs”). The Fund may invest in whole loans directly or indirectly, including through one or more wholly-owned subsidiaries or trust structures. Such loans may be originated by the Fund or purchased through arrangements with one or more originators or other counterparties. The Fund may purchase such assets on a leveraged basis through the use of reverse repurchase agreements or other financings.
Within the Traded Securitization strategy, the Fund will invest in residential mortgage backed securities, including, but not limited to, securitizations backed by residential home loans, commercial mortgage-backed securities (“CMBS”), consumer and commercial asset-backed securities, which included securitizations backed by commercial assets of various borrowers or pools of collateral, including, but not limited to, credit cards, aviation, automobile loans and leases, solar, and other receivables and asset classes, collateralized loan obligations and collateralized debt obligations. The Fund may invest in any level of the capital structure of an issuer, including the equity or “first loss” tranche. The Fund may invest in, or obtain exposure to, loans that may be “covenant lite.” The Fund uses the term “covenant-lite” to refer generally to loans that do not have financial maintenance covenants. The Fund may invest in sub-prime loans, which are loans offered to buyers who do not meet the criteria for prime loans typically due to poor credit history, low income or insufficient credit history.
The Fund may invest in every level of capital structure, including owning partial or whole loans or residual equity positions. The Fund may invest in securitization risk retention tranches in the capacity of a third-party purchaser with respect to securitizations sponsored by others.
There are no limits on investments in permitted investment types, except as set forth in the Fund’s fundamental and non-fundamental investment policies.
Hedging Strategy
To maximize its defensiveness and flexibility, the Fund may also engage in hedging techniques to manage the level of credit, interest rate, foreign exchange or other risks of the Fund’s portfolio. This hedging can be used through a variety of products, including treasuries, futures and options on treasuries, and swaps. The Fund may also enter into currency transactions to provide for the purchase or sale of a currency needed to purchase a security denominated in such currency. In addition, the Fund may enter into forward currency contracts to protect against changes in currency exchange rates, to increase exposure to a particular foreign currency, to shift exposure to currency fluctuations from one currency to another or to seek to increase returns. A forward currency contract is an agreement to purchase or sell a specific currency at a future date at a fixed price.
Investment Process
In selecting investments, LibreMax Capital, LLC (“LibreMax” or the “Investment Manager”) conducts a comprehensive analysis of three key factors as part of its investment process. First, the Investment Manager utilizes a macro-economic approach, which encompasses an analysis of credit risk and increased or shortened duration. The Investment Manager seeks to use market information to carefully establish likely impacts of anticipated changes in the macro-economy, regulatory and legal environment on the Fund’s holdings and adjust those positions accordingly.
Second, the Investment Manager analyzes relative value to determine the best sector allocations. As part of this process, the Investment Manager seeks to uncover potential discrepancies between market prices and the Investment Manager’s perceived intrinsic value of securities and other investment instruments while weighing and considering applicable risks to form a trading strategy.
Finally, the Investment Manager may use proprietary credit model analytics as a micro-economic analysis. The Investment Manager’s micro analysis uses collateral level information in conjunction with cash flow projections of securities to analyze potential upside and risks of each position held and traded within the Fund’s portfolios or being considered for purchase. Such analysis generates expected average life, duration and yield projections. The

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portfolio management team utilizes the data generated from these models to analyze market data and form views on individual investments.
The Investment Manager will utilize the data generated from these approaches to scrutinize market data and form views on investment themes, individual securities, and hedges. An investment themes is an economic, social, demographic, or other long-term trend that is expected to benefit certain asset classes or companies. Quantitative modelling is used to filter available opportunities within a given strategy, and is important as an analytical tool, although it is not specifically used for identifying investments. For example, the Investment Manager may formulate an investment theme based on an array of sectoral views such as consumer risk or structural implications of a change in macro-economic analysis or political policy factors. For example, the lock-in effect of higher mortgage rates and news cycles around home affordability challenges could lead to further data research on the credit quality, scalability and structural considerations of various residential second liens investment options. In another example, while not currently an active area of interest, views on potential adverse student loan borrower behavior after shifts in policy views on forbearance, forgiveness, and extended on-ramps for credit reporting could lead to more data analysis on potential effects within ABS backed by private student loans.
With respect to loan originations, the Fund will benefit from the Investment Manager’s experience in structured products across a wide array of asset classes. The Fund will leverage the Investment Manager’s and its affiliates’ existing relationships with various issuers. The Fund will seek to provide flexible financing solutions across the capital structure from senior asset-backed lending to whole loan origination. Borrowers may be well established financial platforms or early stage where the Fund will seek to grow with the borrowers.
Leverage
The Fund intends to use leverage as and to the extent permitted by the 1940 Act. The Fund is permitted to obtain leverage using any form of financial leverage instruments, including funds borrowed from banks or other financial institutions, credit facilities, margin facilities, notes or preferred stock and leverage attributable to reverse repurchase agreements or similar transactions. The Fund is authorized to borrow money in connection with its investment activities, to satisfy repurchase requests from Fund shareholders, and to otherwise provide the Fund with temporary liquidity. The Fund intends to enter into a revolving credit facility (“Credit Facility”) for the purpose of investment purchases and other liquidity measures, subject to the limitations of the 1940 Act for borrowings. The Credit Facility is expected to be secured by all of the assets held by the Fund. The Fund may choose to increase or decrease, or eliminate entirely, its use of leverage over time and from time to time based on the Investment Manager’s assessment of the yield curve environment, interest rate trends, market conditions and other factors. By using leverage, the Fund seeks to obtain a higher return for its shareholders than if the Fund did not use leverage. Leveraging is a speculative technique and there are special risks and costs involved. There can be no assurance that a leveraging strategy will be used or that it will be successful during any period in which it is employed.
The Fund’s investments in the types of securities and other investments described in this Prospectus vary from time to time, and, at any time, the Fund may not be invested in all of the types of securities and other investments described in this Prospectus. The Fund may also invest in securities and other investments not described in this Prospectus.
The Fund may invest directly or through one or more subsidiaries (the “Subsidiaries”).
PRINCIPAL RISKS OF THE FUND
The Fund is a newly organized, non-diversified, closed-end management investment company that continuously offers its shares and is operated as an interval fund. Losing all or a portion of your investment is a risk of investing in the Fund. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investors should carefully consider the Fund’s risks and investment objective, as an investment in the Fund may not be appropriate for all investors and is not designed to be a complete investment program. Investment should be avoided where an investor has a short-term investing horizon and/or cannot bear the loss of some or all of their investment. It is possible that investing in the Fund may result in a loss of some or all of the amount invested. Each risk discussed below is considered a principal risk of investing in the Fund, regardless of the order in which it appears and could affect the value of your investment.

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Debt Securities Risk
The Fund may invest directly or indirectly in debt securities (including loans), including debt securities issued by alternative lending platforms or companies that own or operate alternative lending platforms. The Fund may have exposure to the debt securities of U.S. or foreign issuers. These debt securities may have fixed or floating interest rates; may or may not be collateralized; and may be below investment grade or unrated but judged by the Investment Manager to be of comparable quality (debt securities that are below investment grade are commonly called “junk bonds”). Debt securities are fixed or variable/floating-rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Debt is generally used by corporations, individuals, governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Some debt securities are “perpetual” in that they have no maturity date. The Fund has no limits as to the maturity of debt securities in which it invests directly or indirectly. Such investments may be within any maturity range (short, medium or long) depending on the Investment Manager’s evaluation of investment opportunities available within the debt securities market. Similarly, the Fund has no limits as to the market capitalization range of the issuers. A debt investment made by the Fund could take the many forms, including a loan, convertible note, credit line or other extension of credit made by the Fund.
Asset-Backed Securities Risk
The Fund expects to invest in asset-backed securities (“ABS”), which are securities backed by assets such as mortgages (including residential or commercial mortgages), trade claims, equipment leases, auto loans, installment sale contracts, credit card and/or other receivables, collateralized debt obligations or other assets. ABS are “pass-through” securities, meaning that principal and interest payments, net of expenses, made by the borrower on the underlying assets are passed through to the Fund.
The investment characteristics of ABS differ from traditional debt securities in several ways. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that the principal can generally be prepaid at any time because the underlying loans or other assets generally can be prepaid at any time. That being said, the collateral supporting ABS is generally of shorter maturity than certain other types of loans and is less likely to experience substantial prepayments. ABS are often backed by pools of any variety of assets, including, for example, leases, mobile home loans and aircraft leases, which represent the obligations of a number of different parties and use credit enhancement techniques such as letters of credit, guarantees or preference rights. The market value of an ABS can be affected by changes in the market’s perception of the asset backing the ABS and the creditworthiness of the servicer for the loan pool, the originator of the loans or the financial institution providing any credit enhancement, as well as by the expiration or removal of any credit enhancement.
Holders of ABS bear various other risks, including credit risk, liquidity risk, interest rate risk, market risk, operations risk, structural risk and legal risk, as further described below. In addition, ABS are subject to the general risks associated with investing in physical assets such as real estate; that is, they could lose value if the value of the underlying asset declines.
Credit risk arises from (i) losses due to defaults by obligors under the underlying collateral and (ii) the issuing vehicle’s or servicer’s failure to perform their respective obligations under the transaction documents governing the ABS. These two risks can be related, as, for example, in the case of a servicer that does not provide adequate credit-review scrutiny to the underlying collateral, leading to a higher incidence of defaults.
Market risk arises from the cash flow characteristics of the ABS, which for most ABS tend to be predictable. The greatest variability in cash flows comes from credit performance, including the presence of wind-down or acceleration features designed to protect the investor in the event that credit losses in the portfolio rise well above expected levels.
Interest rate risk arises for the issuer from (x) the pricing terms on the underlying collateral, (y) the terms of the interest rate paid to holders of the ABS and (z) the need to mark to market the excess servicing or spread account proceeds carried on the issuing vehicle’s balance sheet. For the holder of the security, interest rate risk depends on the expected life of the ABS, which can depend on prepayments on the underlying assets or the occurrence of wind-down or termination events. If the servicer becomes subject to financial difficulty or otherwise ceases to be able to carry out its functions, it could be difficult to find other acceptable substitute servicers and cash flow disruptions or

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losses can occur, particularly with underlying collateral comprised of non-standard receivables or receivables originated by private retailers who collect many of the payments at their stores.
Structural and legal risks include the possibility that, in a bankruptcy or similar proceeding involving the originator or the servicer (often the same entity or affiliates), a court having jurisdiction over the proceeding could determine that, because of the degree to which cash flows on the assets of the issuing vehicle potentially have been commingled with cash flows on the originator’s other assets (or similar reasons), (a) the assets of the issuing vehicle could be treated as never having been truly sold by the originator to the issuing vehicle and could be substantively consolidated with those of the originator, or (b) the transfer of such assets to the issuer could be voided as a fraudulent transfer. The time and expense related to a challenge of such a determination also could result in losses and/or delayed cash flows.
In addition, investments in subordinated ABS involve greater credit risk of default than the senior classes of the issue or series. Default risks can be further pronounced in the case of ABS secured by, or evidencing an interest in, a relatively small or less diverse pool of underlying loans. Certain subordinated securities in an ABS issue generally absorb all losses from default before any other class of securities in such issue is at risk, particularly if such securities have been issued with little or no credit enhancement equity. Such securities, therefore, possess some of the attributes typically associated with equity investments.
Another risk associated with ABS is that the collateral that secures an ABS, such as credit card receivables, could be unsecured. In the case of credit card receivables, debtors are additionally entitled to the protection of a number of state and federal consumer loan laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. For ABS that are backed by automobile receivables, such ABS pose a risk because most issuers of such ABS permit the servicers to retain possession of the underlying obligations. Because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the ABS potentially will not have a proper security interest in all of the obligations backing such ABS. Therefore, there is a possibility that recoveries on repossessed collateral will not, in some cases, be available to support payments on these securities. As the foregoing shows, an underlying risk of investing in ABS is the dependence on debtors to timely pay their consumer loans.
In the case of ABS structured using special purpose securitization vehicles, securitized assets are typically actively managed by an investment manager, which may be the Investment Manager or its affiliates, and as a result, such assets will be traded, subject to rating agency and other constraints, by such investment manager. The aggregate return on these equity securities will depend in part upon the ability of each such investment manager to actively manage the related portfolio of assets.
Investment in Receivables Risk
The Fund may invest in alternative lending-related securities with exposure to receivables or invoice financing, including loans or advances made to businesses, secured by invoice receivables, originated by specialty finance managers, marketplace lending platforms or other originators. The Fund will be reliant on the originator’s ability to source suitable deals, detect fraud, assess the credit worthiness of both the borrower and the obligor on the invoice, manage operational and financial risk and, in the event of default, pursue and collect collateral. In the event of default, the Fund incurs the risk that it may only rank as an unsecured creditor. The obligor on the invoice may dispute any aspect of its obligation and delay, reduce or withhold payments, which may affect the value of the collateral.
In making such investments, the Fund is dependent upon the originators’ ability to monitor and curtail fraud, including factoring fraud, which involves the falsification of invoice documents. False invoices can easily be created online to appear as if they have been issued by legitimate debtors or as if the invoiced amounts are higher than they actually are. Platforms that originate trade receivables financing loans to corporations usually conduct due diligence but do not always conduct on-site visits to verify that the business exists and is in good standing. For this reason, the risk of fraud may be greater with corporate trade receivables. Typically, an originator will seek to validate that the debtor has received the goods or services for which it has been invoiced and is willing to pay the creditor before making the receivables available for investment, although this may not always be the case. There can be no assurance, however, that the debtor will not subsequently dispute the quality or price of the goods or services and withhold payments. Fraud, delays or write-offs associated with such disputes could directly impact the

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profitability of the Fund’s investments in alternative lending-related securities with exposure to trade receivables. In the event of insolvency of any debtor owing funds on a receivable that the Fund has purchased directly or indirectly, the Fund may only rank as an unsecured creditor. In the case of receivables transferred with recourse, when a debtor defaults on its obligations to the purchaser of the receivable (such as the Fund, directly or indirectly), the seller of the receivable will become obligated to fulfill any remaining invoice amounts owed to the purchaser. In the case of receivables transferred without recourse, the Fund or other direct owner of the receivable will have no such “back-up” obligor in the event of a debtor default. In either scenario, there is a risk that the party with the payment obligation will fail to make payments timely or at all.
Such investments may include credit card receivables, which are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due.
Other Asset-Backed Securities Risk
The Fund may invest in and may sell certain of its alternative lending related investments to, securitization vehicles formed by alternative lending platforms or third parties for the purpose of acquiring alternative lending-related investments and issuing securities the payments on which are funded by payments received on such entities’ underlying investments. Such ABS, including mortgage-backed securities, may be issued in different tranches of debt and residual equity interests with different rights and preferences. The Fund may hold any tranche of such ABS. The volume and frequency of the Fund’s sales of pools of loans to securitization vehicles may increase as more active and reliable secondary market develops over time.
Specialty Finance Assets Risk
The Fund may invest in a wide variety of specialty finance loans, including but not limited to automobile purchases, equipment finance (including aircraft), transportation leasing or real estate financing. These investments may be structured as direct loans or as other financial instruments, including but not limited to home equity investments (“HEIs”). HEIs generally provide homeowners with cash upfront in exchange for the investor receiving a variable percentage of the future values of the residential property. HEIs are typically structured as forward purchase agreements or option purchase agreements whereby the originator, in exchange for the investment amount, acquires an option to purchase a variable percentage ownership interest in the related property, or a percentage of the increase in the value of the related property, which is realized upon the occurrence of certain enumerated realization events. An HEI typically is secured by a lien against the residential property, most commonly a second priority lien behind the primary mortgage lender. An HEI is a non-recourse obligation of the related homeowner. HEIs are generally settled in cash upon the occurrence of a realization event, such as the sale of the related property, or the refinancing of the first lien mortgage loan secured by the related property or the maturity date of the HEI (typically from 10 to 30 years), upon which date settlement is required, which could require a home sale or a refinancing. Any return on such HEIs is contingent and will be dependent on various factors, such as the timing of a realization event, as well as on the value of the related property at the time of settlement. Unlike a mortgage loan, the homeowner does not have an obligation to pay any monthly or other periodic interest or principal payments or to repay the investment amount under the HEI and the Fund would not receive any revenue (via asset appreciation) on an HEI unless a realization event occurs.
Real Estate and Mortgage-Backed Securities Risk
The Fund may invest in a variety of real estate-related investments. The value of real estate and real estate-related securities and other investments can fluctuate for various reasons. Real estate values can be seriously affected by interest rate fluctuations, bank liquidity, the availability of financing and by regulatory or governmentally imposed factors such as a zoning change, an increase in property taxes, the imposition of height or density limitations, the requirement that buildings be accessible to disabled persons, the requirement for environmental impact studies, the potential costs of remediation of environmental contamination or damage and the imposition of special fines to reduce traffic congestion or to provide for housing. Income from income-producing real estate may be adversely affected by general economic conditions, local conditions such as oversupply or reduction in demand for space in the area, competition from other available properties, and the owner provision of adequate maintenance and coverage by adequate insurance. Certain significant expenditures associated with real estate (such as mortgage payments (to the extent leveraged), real estate taxes and maintenance costs) have no relationship with, and thus do

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not diminish in proportion to, a reduction in income from the property. Reductions in value or cash flow could impair the Fund’s ability to make distributions to shareholders, adversely impact its investment policy and reduce overall returns on investments.
If a borrower of loan secured by real estate defaults on such loan, it is possible that the Investment Manager may find it necessary or desirable to foreclose on collateral securing such loan. The foreclosure process varies jurisdiction by jurisdiction and can be lengthy and expensive. Borrowers often resist foreclosure actions, which often prolongs and complicates an already difficult and time-consuming process. In some states or other jurisdictions, foreclosure actions can take up to several years or more to conclude. During the foreclosure proceedings, a borrower may have the ability to file for bankruptcy, potentially staying the foreclosure action and further delaying the foreclosure process. Foreclosure litigation tends to create a negative public image of the collateral property and may result in disrupting ongoing leasing and management of the property.
Commercial Mortgage-Backed Securities Risk
The Fund may invest in pools or tranches of commercial mortgage-backed securities (“CMBS”). The collateral underlying CMBS generally consists of commercial mortgages or real property that have a multifamily or commercial use, such as retail space, office buildings, warehouse property and hotels. CMBS have been issued in a variety of issuances, with varying structures including senior and subordinated classes. The commercial mortgages underlying CMBS generally have shorter maturities than residential mortgages, allow a substantial portion of the loan balance to be paid at maturity, commonly known as a “balloon payment,” and are usually non-recourse against the commercial borrower.
The prospect of full repayment of the commercial mortgage loans underlying CMBS depends on the ability of the commercial borrower to generate current income from its commercial property. The ability to generate current income from a commercial property is affected by a variety of factors. Such factors include differences in the management ability and track record of the commercial borrower, and geographic and/or industry concentration. Commercial borrowers may also lack the incentive to invest the funds necessary to maintain and attract tenants in the properties underlying the commercial mortgage loans to the extent the value of the mortgage exceeds the property value. Also, the likelihood of the commercial borrower repaying the commercial mortgage loan at maturity is heavily influenced by the commercial borrower’s ability to secure subsequent financing, which can be negatively impacted by a difficult credit environment.
Investments in CMBS are also subject to various risks and uncertainties, including credit, market, interest rate, structural and legal risks. These risks may be magnified by the continued volatility in the credit and commercial real estate markets. The investment characteristics of CMBS differ from traditional debt securities in a number of respects and are similar to the characteristics of structured credit products in which investors participate through a trust or other similar conduit arrangement. As noted above, commercial mortgage loans are obligations of the borrowers thereunder and are not typically insured or guaranteed by any other person or entity. While the Fund intends to vigorously analyze and underwrite its CMBS investments from a fundamental real estate perspective, defaults by the underlying borrowers may require a substantial amount of workout negotiations and/or restructurings and may trigger foreclosure actions, which can be lengthy and time-consuming process. There can be no assurance that underwriting practices will yield their desired results, and there can be no assurance that the Fund will be able to effectively achieve its investment objective or that projected returns will be achieved. Furthermore, each investor should be prepared to bear the economic risk of the investment for an indefinite period.
Residential Mortgage-Backed Securities Risk
The Fund may invest in residential mortgage-backed securities (“RMBS”). Holders of RMBS bear various risks, including credit, market, interest rate, structural and legal risks. RMBS represent interests in pools of residential mortgage loans secured by residential mortgage loans. Such loans may be prepaid at any time. Residential mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity, although such loans can be securitized and the securities issued in such securitization could be guaranteed or credit enhanced. The rate of defaults and losses on residential mortgage loans will be affected by a number of factors, including general economic conditions and those in the area where the related mortgaged property is located, the borrower’s equity in the mortgaged property and the financial circumstances of the borrower. If a residential mortgage loan is in default, foreclosure of such residential mortgage

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loan can be a lengthy and difficult process, and often involves significant expenses. Furthermore, the market for defaulted residential mortgage loans or foreclosed properties could be very limited.
At any one time, a portfolio of RMBS could be backed by residential mortgage loans with disproportionately large aggregate principal amounts secured by properties in only a few states or regions. As a result, the residential mortgage loans tend to be more susceptible to geographic risks relating to such areas, such as adverse economic conditions, adverse events affecting industries located in such areas and natural hazards affecting such areas, than would be the case for a pool of mortgage loans having more diverse property locations. In addition, the residential mortgage loans could include so-called “Jumbo” mortgage loans, having original principal balances that are higher than is generally the case for residential mortgage loans. As a result, such portfolio of RMBS could experience increased losses.
Certain mortgage loans may be of subprime credit quality (i.e., do not meet the customary credit standards of Fannie Mae and Freddie Mac). Originators of loans make subprime mortgage loans to borrowers that typically have limited access to traditional mortgage financing for a variety of reasons, including impaired or limited past credit history, lower credit scores, high loan-to-value ratios or high debt-to-income ratios. As a result of these factors, delinquencies and liquidation proceedings are more likely with subprime mortgage loans than with mortgage loans that satisfy customary credit standards. In the event mortgage loans in a mortgage pool related to a residential security become delinquent or subject to liquidation, the related CDO may experience delays in receiving payment on such RMBS and may suffer losses if the related credit enhancements, if any, are insufficient to cover the delays and losses associated with such RMBS. The RMBS also may be backed by non-conforming mortgage loans that do not qualify for purchase by government-sponsored agencies, such as Fannie Mae and Freddie Mac, because of characteristics and size that do not satisfy Fannie Mae and Freddie Mac guidelines. Non-conforming mortgage loans are likely to experience rates of delinquency, foreclosure and loss that are higher, and that may be substantially higher, than mortgage loans originated in accordance with Fannie Mae or Freddie Mac underwriting guidelines. The principal differences between conforming mortgage loans and non- conforming mortgage loans include the applicable loan-to-value ratios, the credit and income histories of the related mortgagors, the documentation required for approval of the related mortgage loans, the types of properties securing the mortgage loans, the loan sizes and the mortgagors’ occupancy status with respect to the mortgaged properties. As a result of these and other factors, the interest rates charged on non-conforming mortgage loans are often higher than those charged for conforming mortgage loans. The combination of different underwriting criteria and higher rates of interest may also lead to higher delinquency, foreclosure and losses on non-conforming mortgage loans as compared to conforming mortgage loans.
RMBS may contain certain credit enhancement features intended to enhance the likelihood that holders of such securities will receive regular payments of interest and principal. If delinquencies or defaults occur on the mortgage loans underlying such RMBS, neither the related servicers nor any other entities will advance scheduled monthly payments of interest and principal on delinquent or defaulted mortgage loans if such advances are not likely to be recovered within those transactions. There can be no assurance that the credit enhancement, if any, applicable to RMBS owned by a CDO will adequately cover any shortfalls in cash available to make payments on such RMBS as a result of such delinquencies or defaults. If substantial losses occur as a result of defaults and delinquent payments on the mortgage loans, the Fund may suffer losses with respect to its ownership of such RMBS (or CDOs which own RMBS).
Recently, the residential mortgage market in the United States has experienced a variety of difficulties and changed economic conditions that may adversely affect the performance and market value of RMBS and CDOs backed by RMBS. Delinquencies and losses with respect to residential mortgage loans generally have increased in recent months, and may continue to increase, particularly in the subprime sector. In addition, in recent months housing prices and appraisal values in many states have declined or stopped appreciating. A continued decline or an extended flattening of those values may result in additional increases in delinquencies and losses on RMBS generally.
Another factor that may result in higher delinquency rates is the increase in monthly payments on adjustable rate mortgage loans. Borrowers with adjustable rate mortgage loans are being exposed to increased monthly payments when the related mortgage interest rate adjusts upward from the initial fixed rate or a low introductory rate. Borrowers seeking to avoid these increased monthly payments by refinancing their mortgage loans

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may no longer be able to find available replacement loans at comparably low interest rates. A decline in housing prices may also leave borrowers with insufficient equity in their homes to permit them to refinance. Furthermore, borrowers who intend to sell their homes on or before the expiration of the fixed rate periods on their mortgage loans may find that they cannot sell their properties for an amount equal to or greater than the unpaid principal balance of their loans. These events, alone or in combination, may contribute to higher delinquency rates and, as a result, adversely affect the performance and market value of RMBS and CDOs backed by RMBS.
In addition, numerous residential mortgage loan originators that originate subprime mortgage loans have recently experienced serious financial difficulties and, in some cases, bankruptcy. Those difficulties have resulted in part from declining markets for mortgage loans as well as from claims for repurchases of mortgage loans previously sold under provisions that require repurchase in the event of early payment defaults, or for material breaches of representations and warranties made on the mortgage loans, such as fraud claims. These difficulties may adversely affect the performance and market value of RMBS originated, serviced or subserviced by these companies. As a result, the performance and market value of CDOs backed by RMBS also may be adversely affected.
The mortgage loans underlying certain of the RMBS may be structured with negative amortization features. Negative amortization arises when the mortgage payment in respect of a loan is smaller than the interest due on such loan. On a/ny such mortgage loans, if the monthly payments are not enough to cover both the interest and principal payments on the loan, the shortfall is added to the principal balance, causing the loan balance to increase rather than decrease over time. During periods in which the outstanding principal balance of any such mortgage loan is increasing due to the addition of deferred interest, the increasing principal balance of such mortgage loan may approach or exceed the value of the related mortgage property, thus increasing the likelihood of defaults as well as the amount of any loss experienced with respect to any such mortgage loan that is required to be liquidated. Furthermore, each such mortgage loan generally provides for the payment of any remaining unamortized principal balance (due to the addition of deferred interest, if any, to the principal balance of such mortgage loan) in a single payment at the maturity of the loan. Because the related mortgagors may be required to make a larger single payment upon maturity, it is possible that the default risk associated with such mortgage loans is greater than that associated with fully amortizing mortgage loans. If the pool of mortgage loans underlying any RMBS owned by the Fund (or a CDO backed by RMBS) were to contain loans with negative amortization features, the yield on such RMBS could be adversely affected.
RMBS have structural characteristics that distinguish them from other asset-backed securities. The rate of interest payable on RMBS is often set or effectively capped at the weighted average net coupon of the underlying mortgage loans themselves, often referred to as an “available funds cap”. Other factors, such as the use of interest rate derivatives, may also affect the returns on RMBS. The U.S. Servicemembers’ Civil Relief Act of 2003, as amended (the “Relief Act”), provides relief to mortgagors who enter into active military service or who were on reserve status but are called to active duty after the origination of their mortgage loans. Under the Relief Act, during the period of a mortgagor’s active duty, the rate of interest that may be charged on such mortgagor’s loan will be capped at a rate of 6% per annum, which may be below the interest rate that would otherwise have been applicable to such mortgage loan. In light of current United States involvement in Iraq and Afghanistan, a number of mortgage loans in the mortgage pools underlying RMBS are or may become subject to the Relief Act. As a result, the weighted average interest rate on RMBS may be reduced. If such RMBS are subject to weighted average net coupon caps, investors’ return on their investment in such RMBS will be similarly affected.
Violations of consumer protection laws may result in losses on RMBS. Applicable state laws generally regulate interest rates and other charges, require licensing of originators and require specific disclosures. In addition, other state laws, public policy and general principles of equity relating to the protection of consumers, unfair and deceptive practices and debt collection practices may apply to the origination, servicing and collection of the loans backing RMBS. Depending on the provisions of the applicable law and the specific facts and circumstances involved, violations of these laws, policies and principles may limit the ability of the issuer of a RMBS to collect all or part of the principal of or interest on the underlying loans, may entitle a borrower to a refund of amounts previously paid and, in addition, could subject the owner of a mortgage loan to damages and administrative enforcement.

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The mortgage loans backing a RMBS also are subject to U.S. federal laws, including:
•the U.S. Truth in Lending Act and Regulation Z promulgated under the Truth in Lending Act, which require particular disclosures to the borrowers regarding the terms of the loans;
•the Equal Credit Opportunity Act and Regulation B promulgated under the Equal Credit Opportunity Act, which prohibit discrimination on the basis of age, race, color, sex, religion, marital status, national origin, receipt of public assistance or the exercise of any right under the Consumer Credit Protection Act, in the extension of credit;
•the Americans with Disabilities Act, which, among other things, prohibits discrimination on the basis of disability in the full and equal enjoyment of the goods, services, facilities, privileges, advantages or accommodations of any place of public accommodation;
•the Fair Credit Reporting Act, which regulates the use and reporting of information related to the borrower’s credit experience;
•the Home Ownership and Equity Protection Act of 1994, which regulates the origination of high cost loans;
•the Depository Institutions Deregulation and Monetary Control Act of 1980, which preempts certain state usury laws; and
•the Alternative Mortgage Transaction Parity Act of 1982, which preempts certain state lending laws which regulate alternative mortgage transactions.
Violations of particular provisions of these U.S. federal laws may limit the ability of the issuer of RMBS to collect all or part of the principal of or interest on the related underlying loans and in addition could subject such issuer to damages and administrative enforcement. In this event, the issuer, as a holder of such RMBS may suffer a loss.
Some of the mortgage loans backing a RMBS may have been underwritten with, and finance the cost of, credit insurance. From time to time, originators of mortgage loans that finance the cost of credit insurance have been named in legal actions brought by U.S. federal and state regulatory authorities alleging that certain practices employed relating to the sale of credit insurance constitute violations of law. If such an action were brought against such issuer with respect to mortgage loans backing such RMBS and were successful, it is possible that the borrower could be entitled to refunds of amounts previously paid or that such issuer could be subject to damages and administrative enforcement.
In addition, numerous U.S. federal and state statutory provisions, including the U.S. federal bankruptcy laws, the Relief Act and state debtor relief laws, also may adversely affect the ability of an issuer of a RMBS to collect the principal of or interest on the loans, and holders of the affected RMBS may suffer a loss if the applicable laws result in these loans becoming uncollectible.
In addition to the U.S. federal laws described above, however, a number of legislative proposals have been introduced at the U.S. federal, state and municipal levels that are designed to discourage predatory lending practices Some states have enacted, or may enact, laws or regulations that prohibit inclusion of some provisions in mortgage loans that have mortgage rates or origination costs in excess of prescribed levels, and require that borrowers be given certain disclosures prior to the consummation of such mortgage loans. In some cases, state law may impose requirements and restrictions greater than those in the Homeownership Act. An originator’s failure to comply with these laws could subject the issuer of a RMBS to monetary penalties and could result in the borrowers rescinding the loans underlying such RMBS. Lawsuits have been brought in various states making claims against assignees of high cost loans for violations of state law. Named defendants in these cases include numerous participants within the secondary mortgage market, including some securitization trusts.
Structured Products Risk
The Fund may invest in structured products, including pools of mortgages, loans and other real estate-related interests. These investments may include debt securities issued by a private investment fund that invests, on a leveraged basis, in bank loans, high-yield debt or other asset groups, as well as certificates issued by a structured

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investment vehicle that holds pools of commercial mortgage loans, as well as synthetic mortgage-backed securities (“MBS”) in the form of credit default swaps (e.g., CMBX). MBS may include swaps for which the reference obligation is an MBS or related index, such as the CMBX Index (a tradeable index referencing a basket of CMBS), the TRX Index (a tradeable index referencing total return swaps based on CMBS) or the ABX Index (a tradeable index referencing a basket of sub-prime MBS). The Fund’s investments in structured products will be subject to a number of risks, including risks related to the fact that the structured products will be leveraged. Utilization of leverage is a speculative investment technique and will generally magnify the opportunities for gain and risk of loss borne by an investor in the subordinated debt securities issued by a structured product. Many structured products contain covenants designed to protect the providers of debt financing to such structured products. A failure to satisfy those covenants could result in the untimely liquidation of the structured product and a complete loss of the Fund’s investment therein. In addition, if the structured product is invested in a security in which the Fund is also invested, this would tend to increase the Fund’s overall exposure to the credit of the issuer of such securities, at least on an absolute, if not on a relative basis.
The performance of a particular structured product will be affected by a variety of factors, including its priority in the capital structure of the issuer, the availability of any credit enhancement, the level and timing of payments and recoveries on and the characteristics of the underlying receivables, loans or other assets that are being securitized, remoteness of those assets from the originator or transferor, the adequacy of and ability to realize upon any related collateral and the capability of the servicer of the securitized assets.
The risks associated with structured products involve the risk of loss of principal due to market movement. In addition, investments in structured products can be illiquid in nature, with no readily available secondary market. Because they are linked to their underlying markets or instruments, investments in structured products generally are subject to all of the risks associated with an investment in those underlying markets or instruments and subject to greater volatility than an investment directly in the underlying market or instrument. These risks include the possibility of a default by, or bankruptcy of, the issuers of such assets or a claim that the pledging of collateral to secure any such asset constituted a fraudulent conveyance or preferential transfer that can be subordinated to the rights of other creditors of the issuer of such asset or nullified under applicable law.
Investments in Real Estate Debt; Structural Considerations
The Fund may invest in a variety of real estate-related debt investments. In addition to the risks of borrower default (including loss of principal and nonpayment of interest) and the risks associated with real property investments, the Fund will be subject to a variety of risks in connection with such debt investments, including the risks of illiquidity, lack of control, mismanagement or decline in value of collateral, contested foreclosures, bankruptcy of the debtor, claims for lender liability, violations of usury laws and the imposition of common law or statutory restrictions on the Fund’s exercise of contractual remedies for defaults of such investments.
The debt securities and instruments in which the Fund is permitted to invest include secured or unsecured debt at various levels of an issuer’s capital structure. As part of the Fund’s investment strategy, the Fund can invest in a range of mezzanine, junior tranches of debt securities in an issuer’s capital structure and pools or tranches of CMBS comprised of securities that are subordinated or otherwise junior in an issuer’s capital structure. To the extent the Fund invests in unsecured or relatively junior debt securities in an issuer’s capital structure, such investments may be subordinated to substantial amounts of senior indebtedness. Investments in subordinated debt securities involve greater credit risk of default than the more senior classes of such issuance or series. Subordinated or junior tranches in an issuer’s capital structure absorb losses from default before other more senior tranches to which such junior tranches are subordinate. As a result, to the extent the Fund invests in such debt, the Fund would potentially receive payments or interest distributions after and must bear the effects of losses or defaults on the underlying mortgage loans before, the holders of other more senior tranches of debt.
Mortgage and Mezzanine Investments Risk
The Fund may originate, participate in and/or acquire real estate loans that are non-recourse to the borrower. Mortgage investments have special inherent risks relative to collateral value. To the extent the Fund makes or acquires subordinated or “mezzanine” debt investments, the Fund does not anticipate having absolute control over the underlying collateral as the Fund will be dependent upon third-party borrowers and agents and will have rights that are subordinate to those of senior lenders. In certain circumstances, the Fund’s loans may not be

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secured by a mortgage, but instead by partnership interests or other collateral that may provide weaker rights than a mortgage. In any case, in the event of default, the Fund’s source of repayment will be limited to the value of the collateral and may be subordinate to other lienholders. The collateral value of the property may be less than the outstanding amount of the Fund’s investment. In cases in which the Fund’s collateral consists of partnership or similar interests, the Fund’s rights and level of security may be less than if it held a mortgage loan. Returns on an investment of this type depend on the borrower’s ability to make required payments and, in the event of default, the ability of the loan’s servicer to foreclose and liquidate the mortgage loan.
Stripped Mortgage-Related Securities Risk
Stripped mortgage-related securities (“SMRS”) usually are collateralized by a pool of mortgages or a pool of mortgage-backed bonds or pass-through securities. SMRS usually are structured with two classes that receive different proportions of the principal and interest payments from the underlying assets. A common type of SMRS has one class receiving some of the interest and most of the principal, while the other class receives most of the interest and some of the principal. In the most extreme case, one class of interest-only securities receives all of the interest payments from the underlying assets and one class of principal-only securities receives all of the principal payments from the underlying assets.
Loan Investment Activities Risk
The Fund may invest in debt or equity financing. If the Fund engages in such activities, the Fund will be subject to applicable laws in each jurisdiction in which such activities take place. Such laws are frequently highly complex and may include licensing requirements. The licensing processes can be lengthy and can be expected to subject a loan investor to increased regulatory oversight. In some instances, the process for obtaining a required license or exception certificate may require disclosure to regulators or to the public of information about the Fund, its direct or indirect investors, its loans, its business activities, its management or controlling persons or other matters. Such disclosures may provide competitors with information that allows them to benefit at the expense of the Fund, which could have a material adverse effect on the Fund. Failure, even if unintentional, to comply fully with applicable laws may result in sanctions, fines, or limitations on the ability of the Fund, the Investment Manager or affiliates of the foregoing to do business in the relevant jurisdiction or to procure required licenses in other jurisdictions, all of which could have a material adverse effect on the Fund.
The market for investing in debt at initial issuance and equity financing is highly competitive, and the Fund may be unable to compete effectively with other market participants for such opportunities. The Fund may compete for opportunities with public and private investment funds, commercial and investment banks and commercial finance companies. In general, the corporate, non-mortgage debt and equity origination markets present relatively low barriers to entry, and significant competition is likely.
Many current and potential competitors in the debt and equity origination business are much larger than the Fund’s expected size and, accordingly, have far greater financial, technical, marketing and other resources. The Fund will be subject to various elements of competition, including interest rates and financing costs; origination standards; convenience; customer service; the size, term and seniority of financing arrangements; and marketing and distribution channels. Price pressure from competitors may cause the Fund to lower the interest rates that it charges borrowers, which consequently may lower the value of the Fund’s loans. Further, if competitors adopt less stringent loan investment standards in order to maintain their loan investment volume, the Fund may elect to do so as well. If the Fund adopts less stringent loan investment standards, the Fund will bear increased risk for each loan invested in under such less stringent standards, which may not be compensated by an increase in price. Alternatively, the Fund may determine not to adopt less stringent standards in this competitive environment, which decision may result in a loss of market share. Increased pressure on pricing and loan investment opportunities likely would reduce the volume and quality of the Fund’s loan investment activity and materially adversely affect the Fund. In particular, from time to time there may be influxes of capital directed at lending to smaller borrowers, which may result in a tendency by the highest quality borrowers to borrow from sources other than the Fund such that the Fund’s loan investment opportunities and its eventual portfolio include a disproportionate number of lower quality borrowers or issuers, exacerbating some of the risks outlined here.

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Market Making by Dealers Risk
The value of the Fund’s fixed-income investments will be affected by general fixed income market conditions, such as the volatility and liquidity of the fixed income market, which are affected by the ability of dealers to “make a market” in fixed-income investments. In recent years, the market for bonds has significantly increased while dealer inventories have significantly decreased, relative to market size. This reduction in dealer inventories may be attributable to regulatory changes, such as capital requirements, and is expected to continue. As dealers’ inventories decrease, so does their ability to make a market (and, therefore, create liquidity) in the fixed income market. Especially during periods of rising interest rates, this could result in greater volatility and illiquidity in the fixed income market, which could impair the Fund’s profitability or result in losses.
Collateralized Debt Obligations Risk
There are a variety of different types of collateralized debt obligations (“CDOs”), including CDOs collateralized by trust preferred securities and asset-backed securities and CDOs collateralized by corporate loans and debt securities called collateralized loan obligations (“CLOs”). CDOs may issue several types of securities, including CDO and CLO equity, multi-sector CDO equity, trust preferred CDO equity and CLO debt. CDOs are subject to credit, liquidity and interest rate risks, which are each discussed in greater detail above. The CDO equity may be unrated or non-investment grade. As a holder of CDO equity, the Fund will have limited remedies available upon the default of the CDO. The Fund may be unable to find a sufficient number of attractive opportunities to meet their investment objective or fully invest their committed capital. For example, from time to time, the market for CDO transactions has been adversely affected by a decrease in the availability of senior and subordinated financing for transactions, in part in response to regulatory pressures on providers of financing to reduce or eliminate their exposure to such transactions. CDOs often invest in concentrated portfolios of assets. The concentration of an underlying portfolio in any one obligor would subject the related CDOs to a greater degree of risk with respect to defaults by such obligor and the concentration of a portfolio in any one industry would subject the related CDOs to a greater degree of risk with respect to economic downturns relating to such industry.
The value of CDOs generally fluctuates with, among other things, the financial condition of the obligors or issuers of the underlying portfolio of assets of the related CDO (“CDO Collateral”), general economic conditions, the condition of certain financial markets, political events, developments or trends in any particular industry and changes in prevailing interest rates. Consequently, holders of CDOs must rely solely on distributions on the CDO Collateral or proceeds thereof for payment in respect thereof. If distributions on the CDO Collateral are insufficient to make payments on the CDOs, no other assets will be available for payment of the deficiency and following realization of the CDOs, the obligations of such issuer to pay such deficiency generally will be extinguished. CDO Collateral may consist of high-yield debt securities, loans, asset-backed securities and other securities, which often are rated below investment grade (or of equivalent credit quality). High-yield debt securities generally are unsecured (and loans may be unsecured) and may be subordinated to certain other obligations of the issuer thereof. The lower ratings of high-yield securities and below investment grade loans reflect a greater possibility that adverse changes in the financial condition of an issuer or in general economic conditions or both may impair the ability of the related issuer or obligor to make payments of principal or interest. Such investments may be speculative.
Subordination of CDO Debt and CDO Equity Risk
Subordinate CDO debt generally is fully subordinated to the related CDO senior tranches. CDO equity generally is fully subordinated to any related CDO debt and is not secured by any collateral. Distributions to holders of CDO equity will generally be made solely from distributions on the assets of the CDO issuer after all other payments have been made pursuant to the priority of payments of such CDO. To the extent that any losses are incurred by a CDO in respect of its related CDO Collateral, such losses will be borne first by the holders of the related CDO equity, next by the holders of any related subordinated CDO debt and finally by the holders of the related CDO senior tranches. In addition, if an event of default occurs under the governing instrument or underlying investment, as long as any CDO senior tranches are outstanding, the holders thereof generally will be entitled to determine the remedies to be exercised under the instrument governing the CDO. Remedies pursued by such holders could be adverse to the interests of the holders of any related subordinated CDO debt and/or the holders of the related CDO equity, as applicable. Subordinate CDO debt and CDO equity represent leveraged investments in the assets of the CDO. Therefore, the leveraged nature of such securities may magnify the adverse impact on the market value of such securities caused by changes affecting the assets underlying such securities, including changes in the

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market value of such assets, changes in distributions on such assets, defaults and recoveries, capital gains and losses on such assets, prepayments and the availability, prices, and interest rates of such assets. Accordingly, subordinate CDO debt and CDO equity may not be paid in full and may be subject to up to 100% loss.
Control by Senior CDO Debt Risk
In a typical CDO, the most senior CDO debt (the “Controlling Class”) will control many rights under the CDO indenture and therefore, holders of subordinate CDO debt and CDO equity will have limited rights in connection with an event of default or distributions thereunder. Remedies pursued by the holders of the Controlling Class upon an event of default could be adverse to the interests of the holders of subordinate CDO debt and CDO equity. If an event of default has occurred and is continuing, the holders of CDO equity will not have any creditors’ rights against the CDO issuer and will not have the right to determine the remedies to be exercised under the CDO indenture. There is no guarantee that any funds will remain to make distributions to the holders of subordinate CDO debt and CDO equity following any liquidation of the CDO assets and the application of the proceeds from the CDO assets to pay senior classes of CDO debt and the fees, expenses, and other liabilities payable by the CDO issuer. The Controlling Class may also have consent rights in respect of amendments and CDO manager removal rights in connection with certain events.
Mandatory Redemption of CDO Senior Tranches and CDO Debt Risk
Under certain circumstances, cash flows from CDO Collateral that otherwise would have been paid to the holders of any related CDO debt and the related CDO equity will be used to redeem the related CDO senior tranches. This could result in an elimination, deferral or reduction in the interest payments, principal repayments or other payments made to the holders of such CDO debt or such CDO equity, which could adversely impact the returns to the holders of such CDO debt or such CDO equity.
Optional Redemption of CDO Senior Tranches and CDO Debt Risk
An optional redemption of a CDO could require the collateral or portfolio manager of the related CDO to liquidate positions more rapidly than would otherwise be desirable, which could adversely affect the realized value of the items of CDO Collateral sold (and which in turn could adversely impact the holders of any related CDO debt, and/or the holders of the related CDO equity).
Rating Agencies Risk
Future actions of any rating agency can adversely affect the market value or liquidity of CDOs. Rating agencies rating a CDO may change their published ratings criteria or methodologies for CDOs at any time in the future. Further, such rating agencies may retroactively apply any such new standards to the ratings of the CDO securities purchased by the Fund. Any such action could result in a substantial lowering (or even withdrawal) of any rating assigned to any such CDO security, even though such CDO security might still be performing fully to the specifications set forth for such CDO security in the related transaction documents. The rating assigned to any CDO may also be lowered following the occurrence of an event or circumstance even though the related rating agency previously provided confirmation that such occurrence would not result in the rating of such CDO being lowered. Additionally, any rating agency may, at any time and without any change in its published ratings criteria or methodology, lower or withdraw any rating assigned by it to any class of CDO security. If any rating initially assigned to any CDO security is subsequently lowered or withdrawn for any reason, holders of such security may not be able to resell their security without a substantial discount. Any reduction or withdrawal to the ratings on any class of CDO security may significantly reduce the liquidity thereof and may adversely affect the CDO issuer’s ability to make certain changes to the composition of the CDO assets since the CDO’s indenture may contain restrictions on portfolio modifications that are tied to the ratings on the CDO’s securities.
A rating agency may also revise or withdraw its ratings of a CDO security as a result of a failure by the issuer or the manager of such CDO to provide it with information requested by such rating agency or comply with any of its obligations contained in the engagement letter with such rating agency, including the posting of information provided to the rating agency on a website that is accessible by rating agencies that were not hired in connection with the issuance of the CDO securities as required by law. In addition, a CDO security may receive an unsolicited rating, which may have an adverse effect on the liquidity or the market price of such CDO security. Any

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such revision or withdrawal of a rating as a result of such a failure might adversely affect the liquidity and value of the CDO security.
Warehouse Agreements Risk
The Fund may enter into warehouse agreements (“Warehouse Agreements”) with certain collateral managers, including the Investment Manager. Pursuant to such Warehouse Agreements, the Fund may provide financing, either directly or indirectly, for the purchase of assets, or may own certain assets (“Warehouse Securities”) in anticipation of such assets constituting the collateral of a CDO or other structured transaction (a “Structured Transaction”). Upon the closing of the Structured Transaction to which the Warehouse Agreement relates, the Fund may or may not purchase securities issued in such Structured Transaction. The Fund may not achieve its investment objective in financing the warehouse if the Warehouse Securities are not purchased in the Structured Transaction or where the Structured Transaction fails to close. A collateral manager will purchase Warehouse Securities from the warehouse for a Structured Transaction only to the extent that the collateral manager determines that such purchases are consistent with the investment guidelines of the Structured Transaction, the restrictions contained in the collateral management agreement and applicable law. If Warehouse Securities are not purchased for a Structured Transaction, depending on the terms of the Warehouse Agreement, Warehouse Securities may be liquidated, which may result in a profit or a loss to the Fund, or the Fund may take possession of the Warehouse Securities. In either case, the Fund will bear the risk that the value of such Warehouse Securities may be below their purchase price. If a Structured Transaction fails to close, in addition to the foregoing risks, the Fund may not be paid for financing the warehouse facility.
Regulatory Change Risk
Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and /or preclude the Fund’s ability to achieve its investment objectives. Government regulation may change frequently and may have significant adverse consequences. Actions by governmental entities may also impact certain instruments in which the Fund invests.
Moreover, government regulation may have unpredictable and unintended effects. Legislative or regulatory actions to address perceived liquidity or other issues in fixed income markets generally, or in particular markets such as the municipal securities market, may alter or impair the Fund’s ability to pursue its investment objectives or utilize certain investment strategies and techniques.
Current rules related to credit risk retention requirements for ABS may increase the cost to originators, securitizers and, in certain cases, asset managers of securitization vehicles in which the Fund may invest. The impact of the risk retention rules on the securitization markets is uncertain. These requirements may increase the costs to originators, securitizers, and, in certain cases, collateral managers of securitization vehicles in which the Fund may invest, which costs could be passed along to the Fund as an investor in such vehicles. In addition, the costs imposed by the risk retention rules on originators, securitizers and/or collateral managers may result in a reduction of the number of new offerings of ABS and thus in fewer investment opportunities for the Fund. A reduction in the number of new securitizations could also reduce liquidity in the markets for certain types of financial assets, which in turn could negatively affect the returns on the Fund’s investment.
Leverage Risk
The Fund’s use of leverage creates the opportunity for increased net income to Common Shares, but also creates special risks for shareholders. Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. If shorter-term interest rates rise relative to the rate of return on the Fund’s portfolio, the interest and other costs to the Fund of leverage (including interest expenses on reverse repurchase agreements, dollar rolls and borrowings and the dividend rate on any outstanding preferred shares) could exceed the rate of return on the debt obligations and other investments held by the Fund, thereby reducing returns to shareholders. In addition, fees and expenses of any form of leverage used by the Fund will be borne entirely by the shareholders (and not by preferred shareholders, if any) and will reduce the investment return of the Common Shares. Therefore, the Fund’s

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use of leverage may result in losses. In addition, any preferred shares issued by the Fund are expected to pay cumulative dividends, which may tend to increase leverage risk.
Leverage creates several major types of risks for shareholders, including:
•the likelihood of greater volatility of NAV of Common Shares, and of the investment return to shareholders, than a comparable portfolio without leverage;
•the possibility either that dividends will fall if the interest and other costs of leverage rise, or that dividends paid on Common Shares will fluctuate because such costs vary over time; and
•the effects of leverage in a declining market or a rising interest rate environment, as leverage is likely to cause a greater decline in the NAV of the Shares than if the Fund were not leveraged.
If the costs of any leverage used by the Fund exceed the income from portfolio securities acquired through the use of such leverage, the Fund’s NAV would decline. A decline in the Fund’s NAV could affect the ability of the Fund to pay dividends or make distributions to shareholders. A failure by the Fund to distribute an adequate proportion of its net investment income in the form of dividends each taxable year would result in the Fund ceasing to qualify as a RIC under the Code. See “Tax Matters” below for additional information. Also, the counterparties to the Fund’s leveraging transactions and any preferred shareholders of the Fund will have priority of payment over the Fund’s shareholders.
The use by the Fund of reverse repurchase agreements and dollar rolls to obtain leverage also involves special risks. For instance, the market value of the securities that the Fund is obligated to repurchase under a reverse repurchase agreement or dollar roll may decline below the repurchase price.
In addition to reverse repurchase agreements, dollar rolls and/or borrowings (or a future issuance of preferred shares), the Fund may engage in other transactions that may give rise to a form of leverage including, among others, futures and forward contracts (including foreign currency exchange contracts), credit default swaps, total return swaps, basis swaps and other derivative transactions, loans of portfolio securities, short sales and when-issued, delayed delivery and forward commitment transactions). The Fund’s use of such transactions gives rise to associated leverage risks described above, and may adversely affect the Fund’s income, distributions, and total returns to shareholders. The Fund may offset derivatives positions against one another or against other assets to manage effective market exposure resulting from derivatives in its portfolio. To the extent that any offsetting positions do not behave in relation to one another as expected, the Fund may perform as if it is leveraged through use of these derivative strategies.
Whole Loan Securitizations Risk
The Fund may be expected to securitize one or more loans to generate cash. Securitizing such loan or loans typically involves the creation of a wholly owned entity, the contribution of such loan or pool of loans to the entity and the issuance by the entity of securities or tranched loans to purchasers who would be expected to be willing to accept a substantially lower interest rate than the loans earn. The Fund generally expects to retain all or a portion of the equity in any such securitized loan or pool of loans and its retained equity would be exposed to any losses on such loans before any of the debt securities would be exposed to such losses. The Investment Manager and its affiliates will often be in a position to determine whether assets should be placed into a whole loan securitization or whether the Fund and other clients of the Investment Manager (“Other Clients”) should acquire such loans or other instruments directly, which can also create the potential for conflicts of interest as the Investment Manager and its affiliates manage Other Clients with Investment Guidelines that do not permit such Other Clients to invest in whole loan securitizations. There can be no assurance that the Investment Manager will determine to seek to securitize assets in a manner that ensures that the Fund will be eligible to participate (or that such securitization will occur successfully) and the Investment Manager is permitted to make different determinations in good faith whether to seek to securitize certain assets which determination may differ from determinations to not securitize similar assets.
Whole Loan Risk
The Fund’s investments in whole loans, including commercial mortgage loans and non-qualified mortgages, involve the direct acquisition or origination of mortgage loans, where the Fund maintains beneficial and record ownership of the loans. These investments are subject to significant risks, including risks of delinquency,

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foreclosure, and potential losses. In the event of foreclosure, the proceeds generated from the underlying property may be insufficient to recover the Fund's investment and related costs. Additionally, the Fund may experience losses in connection with loan restructurings or sales, further adversely affecting its performance. These risks are distinct from those associated with investments in other mortgage-related securities and may expose the Fund to greater potential volatility and loss.
Aircraft and Aviation Industry Risk
The Fund may invest in securities collateralized or otherwise backed by assets in the aviation industry, including commercial aircraft and loans and leases thereof ("Aviation Assets"). Certain events ("Aviation Impact Events") may have a direct and indirect impact on the value of the Fund's Aviation Assets, including: (i) economic declines and recessions; (ii) geopolitical conflict; (iii) the price of petroleum; (iv) the availability of more attractively priced and/or more efficient aircraft; (v) price discounting by manufacturers of new aircraft; (vi) obsolescence (whether due to changes in technology or changes in regulation, particularly regulation related to environmental standards); (vii) the negative effects (including the related press coverage and negative public perception) of aircraft incidents, aerial catastrophes, aircraft disasters and other aviation accidents involving highly publicized commercial airlines and aviation manufacturers, whether as a result of mechanical, electrical, airframe or human failure; and (viii) the occurrence or threat of pandemic, terrorism. Each of the foregoing Aviation Impact Events can have a material effect on aircraft values, especially in the short term, but the effect may also be long-term or permanent. Most of these Aviation Impact Events either cannot be predicted or cannot be predicted with any degree of certainty, but will adversely affect the value of securities held by the Fund. In addition to factors linked to the aviation industry, other factors that may affect the value of an aircraft include: (i) manufacturers merging or exiting the industry or ceasing to produce aircraft types; (ii) the particular maintenance and operating history of the aircraft and engines; (iii) the number of operators using that type of aircraft; (iv) whether the aircraft is subject to a lease; (v) regulatory and legal requirements that must be satisfied before the aircraft can be operated, sold or re-leased, including airworthiness directives; (iv) layout of the aircraft amongst operators of particular aircraft; and (vii) any renegotiation of a lease on less favorable terms. Changes in the economic and public health situation, which can result in widespread travel restrictions and reduced travel demand at times, may have adverse effects on the value and liquidity of aircraft securitizations. To the extent an investment is collateralized or otherwise backed by assets in the aviation industry that are located outside the United States, such investment will be subject to the risks associated with non-U.S. investments, including risks of exposure to government restrictions, including confiscatory taxation, expropriation or nationalization of a company's assets.
Royalties Risk
The Fund may invest in royalties, either directly purchasing the asset generating royalties or providing loans secured by royalties. Investments in royalties incorporate a number of general market risks along with risks specific to various underlying royalty strategies, such as oil & gas, music/entertainment and healthcare, among others. Included in those risks could be volatility in commodities, regulatory changes, delays in government approvals, patent defense and enforcement, product liabilities, product pricing and the dependence on third parties to market or distribute the product. The market performance of the target products, therefore, may be diminished by any number of factors that are beyond the Fund’s control.
Trade Finance Risk
Trade finance as an asset class typically consists of the financing of goods or materials during the time it takes to transport the goods from one geographic location to another. The Fund may invest in trade finance, structured trade finance, export finance, and project finance, or related obligations of companies or other entities with potential for exposure to emerging markets, all through a variety of forms, structures, and terms. Investing in trade finance may present emerging market risk, where the Fund considers risks tied to political and economic factors (different and often more complex than those faced domestically), ranging from but not limited to: expropriation, confiscation, nationalization, election, or war. Emerging market risk can also produce risk associated with loan market health, additional costs, regulatory practices, accounting standards, credit systems, taxation, and currency risk. Additionally, trade finance may entail transportation and warehousing risk, legal risk, collateral value risk, liquidity risk, and global market risk. Counterparty risk exists in default and fraud, as well as custody risks of theft and natural disaster. Finally, to the extent the buyer does not follow through on the contractual purchase, the Fund bears the price risk of reselling the goods to a new buyer.

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Transportation Finance Risk
The Fund may invest in transportation finance-related instruments. The transportation finance sector is cyclical in nature and will likely be dependent upon continued economic growth in the world’s economies. Economic recessions, terrorism, pandemics, the price of fuel, and newer, more efficient vehicles are all risks to these types of investments. Further, funds operating in these sectors will often have greater portfolio concentration.
Consumer and Auto Loan Risk
The Fund may invest in consumer loans (or ABS backed by consumer loans), including debt consolidation loans, home improvement loans, personal loans, residential real estate investments, credit cards, and automobile loans. The performance of such investments are affected by, among other things, general economic conditions. Changes in economic conditions have adversely affected the performance and market value of such investments. Consumer loans are susceptible to prepayment risks and default risks. Unsecured consumer loans are not secured by any collateral of the borrowers. The repayment of unsecured consumer loans is dependent upon the ability and willingness of the borrowers to repay. Other consumer loans, like automobile loans, may be secured by collateral, but the value of that collateral is not guaranteed. Automobile loans are not typically insured or guaranteed by any other person or entity. Increases in unemployment, decreases in home values or the values of other consumer assets or lack of availability of credit may lead to increased default rates and may also be accompanied by decreased consumer demand for automobiles and declining values of automobiles securing outstanding automobile loan contracts, which weakens collateral coverage and increases the amount of a loss in the event of default. Significant increases in the inventory of used automobiles during periods of economic recession or otherwise may also depress the prices at which repossessed automobiles may be sold or delay the timing of these sales. The occurrence of any of any of the foregoing risks could, among other things, adversely affect the consumer loans (or the ABS backed by consumer loans) in which the Fund may invest.
Risks Related to Investing in Datacenters
The Fund may acquire assets related to datacenters. The Fund’s datacenter investments are subject to operating risks common to the datacenter industry, which include changes in tenant demands or preferences, a decline in the technology industry, such as a decrease in the use of mobile or web-based commerce, industry slowdowns, business layoffs or downsizing, relocation of businesses, increased costs of complying with existing or new government regulations and other factors; a downturn in the market for datacenter space generally such as oversupply of or reduced demand for space; increased competition, including from the datacenters’ tenants choosing to develop their own datacenters; and the rapid development of new technologies or the adoption of new industry standards that render the datacenters’ tenants’ current products and services or the datacenter facilities obsolete or unmarketable. To the extent that any of these or other adverse conditions occur, they are likely to impact market rents for, and cash flows from, the Fund’s datacenter investments, which could have a material adverse effect on the Fund.
Merchant Cash Advance Risk
For a variety of reasons, many small- and medium-sized merchants, retailers and businesses may have difficulties securing loans from traditional lenders and rely on merchant cash advances for operating liquidity. Merchant cash advances are made largely based on factors such as the value of a business’ account receivables. In exchange, the provider of the advance may receive a share of a business’ future sales and/or a fixed fee. The remittances from the borrower will generally be drawn from the borrower’s customer debit and credit-card purchases until the advance is repaid. Such cash advances come with the additional risks associated with small business lending which may lead to losses to the Fund. Since the cash advances are technically sales of future assets, rather than direct loans or credit, when making such advances the Fund is not believed to be currently subject to state usury laws or any of the restrictions under the Dodd-Frank Wall Street Reform and Consumer Protection Act. However, there have been discussions of increasing regulation of merchant cash advances and other alternative lending. Any such increased regulation may have an adverse effect on the Fund by increasing the cost of executing merchant cash advances, or making the strategy economically unfeasible or unlawful. There have also been claims that certain merchant cash advances should be re-characterized as loans. Any such claims, if successful, could result in an inability to collect on the merchant cash advances, as well as a potential for fines, penalties, and required refunds of amounts previously collected.

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Infrastructure Debt Risk
The Fund may invest its assets in debt securities issued by companies in the infrastructure industry or assets collateralized by such debt. Infrastructure companies are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown including surplus capacity, government budgetary constraints and other factors. Additionally, infrastructure companies may be subject to regulation by various governmental authorities and also may be affected by governmental regulation of rates charged to customers, service interruptions and/or legal challenges due to environmental, operational or other issues and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. There is also the risk that publicly funded infrastructure projects may be subject to the effects of public corruption resulting in delays and cost overruns. Other risks include environmental damage due to a company’s operations or an accident, changes in market sentiment toward infrastructure and terrorist acts. Infrastructure securities may also be highly illiquid investments.
Loan Service Risk
The failure of servicers to effectively service the loans and/or pools thereof in which the Fund has an investment would materially and adversely affect the Fund. Most loans and securitizations thereof require a servicer to manage collections on each of the underlying loans. Both default frequency and default severity of loans may depend upon the quality of the servicer. The servicer’s quality is of significant importance in the management of loans (or pools thereof) and default issues related thereto. In the case of pools of securitized loans, servicers may be required to advance interest on delinquent loans to the extent the servicer deems those advances recoverable. In the event the servicer does not advance, interest payments may be interrupted even on more senior securities. Servicers may also advance more than is in fact recoverable once a defaulted loan is disposed, and the loss may be greater than the outstanding principal balance of that loan.
Interest Rate Risk
Interest rate changes can be sudden and unpredictable, and are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand for bonds. When interest rates increase this may result in a decrease in the value of debt securities held by the Fund. Conversely, as interest rates decrease, MBS prices typically do not rise as much as the prices of comparable bonds. Changes in government intervention may have adverse effects on investments, volatility, and illiquidity in debt markets. In recent years, the Federal Reserve has raised interest rates in response to increased inflation. An environment with rising interest rates may lead to a decrease in the price of MBS or the increase in defaults on mortgages. More recently, the Federal Reserve has subsequently cut interest rates as inflation has decreased.
Risks of Loans and Other Debt Instruments
The Fund’s investment program may include investments in significant amounts of loans or other debt instruments (which may include mortgages and loans secured by real estate) and participations in loans by way of syndication or otherwise. These obligations are subject to unique risks, including (a) the possible invalidation of investment transactions as fraudulent conveyances or preferential payments under relevant creditors’ rights and bankruptcy laws or the subordination of claims under so-called “equitable subordination” common law principles, (b) so-called lender liability claims by the issuer of the obligations, (c) environmental liabilities that may arise with respect to collateral securing the obligations and (d) limitations on the ability of the Fund to directly enforce its rights with respect to participations. In analyzing each bank loan or other debt instrument, the Investment Manager compares the relative significance of the risks against the expected benefits of the investment. Successful claims by third parties arising from these and other risks, absent certain conduct by the Investment Manager, its affiliates and certain other individuals, will be borne by the Fund. In addition, the settlement process for the purchase of bank loans can take significantly longer than the timeframes established by the Loan Syndications & Trading Association and comparable non-U.S. bodies. The longer a trade is outstanding between the counterparties, the greater the risk of additional operational and settlement issues and the potential for the Fund’s counterparty to fail to perform.
If the Fund purchases a participation, the Fund will not have established any direct contractual relationship with the borrower. The Fund will be required to rely on the lender or the participant that sold the participation not only for the enforcement of the Fund’s rights against the borrower but also for the receipt and processing of

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payments due to the Fund under the participation. The Fund will thus be subject to the credit risk of both the borrower and the selling lender or participant. Because it may be necessary to assert through the selling lender or participant such rights as may exist against the borrower, in the event the borrower fails to pay principal and interest when due, such assertion of rights against the borrower may be subject to delays, expenses and risks that are greater than those that would be involved if the Fund could enforce its rights against the borrower directly.
Non-Performing Loans and Foreclosure Proceedings Risk
Debt investments (including real estate loans) by the Fund may be at the time of their acquisition, or may become after origination, participation or acquisition, non-performing for a wide variety of reasons, many of which are outside the control of the Investment Manager, the Fund or their affiliates. Non-performing real estate loans may require a substantial amount of workout negotiations and/or restructuring, which may entail, among other things, a substantial reduction in the interest rate and a substantial write-down of the principal of such loans. To the extent that the Fund purchases partial interests in non-performing loans, the Fund may not have control over the workout process or the management of the real estate assets after such a workout.
The Investment Manager may find it necessary or desirable to foreclose on collateral securing one or more real estate loans purchased or originated by the Fund. The foreclosure process varies jurisdiction by jurisdiction and can be lengthy and expensive. Borrowers often resist foreclosure actions by asserting numerous claims, counterclaims and defenses against the holder of a real estate loan, including lender liability claims and defenses, even when such assertions may have no basis in fact, in an effort to prolong the foreclosure action. In some states, foreclosure actions can take up to several years or more to conclude. At any time during the foreclosure proceedings, the borrower may file for bankruptcy, staying the foreclosure action and further delaying the foreclosure process. Foreclosure litigation tends to create a negative public image of the collateral property and may result in disrupting ongoing leasing and management of the property.
Underlying Default Risk
To the extent underlying default rates with respect to the debt securities or instruments in which the Fund invests occur or otherwise increase, the performance of the Fund’s investments may be adversely affected and the risk of loss and foreclosure would be expected to increase. The rate of defaults and losses on real estate-related debt instruments will be affected by a number of factors, including global, regional and local economic conditions in the area where the underlying properties are located, the commercial real estate market in general, the borrower’s equity and the financial circumstances of the borrower. A decline in the global or U.S. real estate markets (or any particular sub-market thereof) may result in higher delinquencies, defaults or foreclosures as borrowers may not be able to repay or refinance their outstanding debt obligations when due for a variety of reasons, which may adversely affect the performance of the Fund’s investments and give rise to potential conflicts of interest.
Unsecured Loans and Collateral Impairment Risk
In the event of a default by a borrower, the Fund might not receive payments to which it is entitled and thereby could experience a decline in the value of its investments in the borrower. If the Fund invests in debt that is not secured by collateral, in the event of such default, the Fund will have only an unsecured claim against the borrower. In the case of second lien loans that are secured by collateral, while the Investment Manager generally expects the value of the collateral to be greater than the value of such secured second lien loans, the value of the collateral may actually be equal to or less than the value of such second lien loans or may decline below the outstanding amount of such second lien loans subsequent to the Fund’s investment. The ability of the Fund to have access to the collateral may be limited by bankruptcy and other insolvency laws. Under certain circumstances, the collateral may be released with the consent of the lenders or pursuant to the terms of the underlying loan agreement with the borrower. There is no assurance that the liquidation of the collateral securing a loan would occur in a timely fashion or would satisfy the borrower’s obligation in the event of nonpayment of scheduled interest or principal, or that the collateral could be readily liquidated. As a result, the Fund might not receive full payment on a secured loan investment to which it is entitled and thereby may experience a decline in the value of, or a loss on, the investment.
Covenant-Lite Loans Risk
The Fund may invest in, or obtain exposure to, loans that may be “covenant lite.” The Fund uses the term “covenant-lite” to refer generally to loans that do not have financial maintenance covenants. Generally, “covenant-

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lite” loans provide borrower companies more freedom to negatively impact lenders because their covenants are incurrence-based, which means they are only tested and can only be breached following an affirmative action of the borrower, rather than by a deterioration in the borrower’s financial condition or operating results. Accordingly, when the Fund invests in “covenant-lite” loans, the Fund may have fewer rights against a borrower and may have a greater risk of loss on such investments as compared to investments in or exposure to loans with financial maintenance covenants.
First Lien Senior Secured Loans Risk
It is expected that when the Fund makes a senior secured term loan investment in an issuer, it will generally take a security interest in substantially all of the available assets of the issuer, including the equity interests of its domestic subsidiaries, which the Fund expects to help mitigate the risk that it will not be repaid. However, there is a risk that the collateral securing the Fund’s loans may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the issuer to raise additional capital, and, in some circumstances, the Fund’s lien could be subordinated to claims of other creditors. In addition, deterioration in an issuer’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the loan. Consequently, the fact that a loan is secured does not guarantee that the Fund will receive principal and interest payments according to the loan’s terms, or at all, or that it will be able to collect on the loan should it be forced to enforce its remedies.
Second Lien Senior Secured Loans and Junior Debt Investments Risk
Second and third lien loans are subject to the same investment risks generally applicable to senior loans described above. The Fund’s second lien senior secured loans will be subordinated to first lien loans and the Fund’s junior debt investments, such as mezzanine loans, generally will be subordinated to both first lien and second lien loans and have junior security interests or may be unsecured. As such, to the extent the Fund holds second lien senior secured loans and junior debt investments, holders of first lien loans may be repaid before the Fund in the event of a bankruptcy or other insolvency proceeding. Therefore, second and third lien loans are subject to additional risk that the cash flow of the related obligor and the property securing the second or third lien loan may be insufficient to repay the scheduled payments to the lender after giving effect to any senior secured obligations of the related obligor. This may result in an above average amount of risk and loss of principal. Second and third lien loans are also expected to be more illiquid than senior loans.
Investments in subordinated debt involve greater credit risk of default and loss than the more senior classes or tranches of debt in an issuer’s capital structure. Subordinated tranches of debt instruments (including mortgage-backed securities) absorb losses from default before other more senior tranches of such instruments, which creates a risk particularly if such instruments (or securities) have been issued with little or no credit enhancement secured or equity. To the extent the Fund invests in subordinate debt instruments (including mortgage-backed securities), the Fund would likely receive payments or interest distributions after, and must bear the effects of losses or defaults on, the senior debt (including underlying mortgage loans, senior mezzanine debt or senior commercial mortgage-backed securities bonds) before, the holders of other more senior tranches of debt instruments with respect to such issuer. The Fund’s investments will be affected, where applicable, by (i) the relative payment priorities of the respective classes of instruments or securities issued by portfolio companies (or affiliates thereof), (ii) the order in which the principal balances of such respective classes with balances will be reduced in connection with losses and default-related shortfalls, and (iii) the characteristics and quality of the underlying loans in the Fund.
Privacy and Data Security Laws Risk
Many jurisdictions in which the Fund and its portfolio companies operate have laws and regulations relating to data privacy, cyber security and protection of personal information, including the General Data Protection Regulation (“GDPR”) in the European Union that went into effect in May 2018 and the California Consumer Privacy Act (“CCPA”) that took effect in January 2020 and provides for enhanced consumer protections for California residents, a private right of action for data breaches and statutory fines for data breaches or other CCPA violations. If the Fund or the Investment Manager fail to comply with the relevant laws and regulations, it could result in regulatory investigations and penalties, which could lead to negative publicity and may cause investors and clients to lose confidence in the effectiveness of the Fund’s security measures.

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Prepayment Risk
Many issuers have a right to prepay their obligations. When interest rates decline, issuers may be more likely to pay off obligations earlier than expected by refinancing their mortgages, resulting in prepayment of the mortgage-backed securities held by the Fund. The Fund would not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, would then lose any price appreciation above the mortgage’s principal and would have to reinvest the proceeds at lower yields, resulting in a decline in the Fund’s income. Prepayment reduces the yield to maturity and the average life of the security.
Extension Risk
When interest rates rise, certain obligations may be paid off by the obligor at slower rates, resulting in lengthening the average life of MBS held by the Fund and the Fund receiving principal later than expected which can cause additional volatility. This would delay the Fund’s ability to reinvest proceeds at higher interest rates. Rising interest rates tend to extend the duration of securities, making them more sensitive to future changes in interest rates. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.
Real Estate Risk
The value of real estate investments may be affected by risks similar to those associated with direct ownership of real estate such as declines in the value of real estate, overbuilding, rising operating costs, interest rates and property taxes. MBS and certain of the Fund’s investments in private alternative credit opportunities are dependent on real estate prices and real estate fundamentals. Any negative trends in such real estate conditions may adversely affect the Fund’s results of operations through decreased revenues or increased costs. These conditions include:
•changes in national, regional and local economic conditions, which may be negatively impacted by concerns about inflation, deflation, government deficits, high unemployment rates, decreased consumer confidence and liquidity concerns, particularly in markets in which the Fund has a high concentration of properties;
•fluctuations in interest rates, which could adversely affect the Fund’s ability to obtain financing on favorable terms or at all;
•the inability of tenants to pay rent;
•the existence and quality of the competition, such as the attractiveness of the Fund’s properties as compared to competitors’ properties based on considerations such as convenience of location, rental rates and amenities;
•increased operating costs, including increased real property taxes, maintenance, insurance and utilities costs;
•weather conditions that may increase or decrease energy costs and other weather-related expenses;
•civil unrest, acts of God, including earthquakes, floods, hurricanes and other natural disasters, which may result in uninsured losses, and acts of war or terrorism;
•oversupply of, or a reduction in demand for, real estate in the markets in which properties are located; and
•changes in, or increased costs of compliance with, laws and/or governmental regulations, including those governing regulatory limitations on rents, operating expenses, usage, zoning, the environment and taxes.
    Moreover, other factors may adversely affect the Fund’s results of operations, including potential liability under environmental and other laws and other unforeseen events. Any or all of these factors could materially adversely affect the Fund’s results of operations through decreased revenues or increased costs.

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Derivatives Risk
The use of derivative instruments exposes the Fund to additional risks and transaction costs. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.
Rule 18f-4 under the 1940 Act provides a comprehensive regulatory framework for the use of derivatives by funds and imposes requirements and restrictions on funds using derivatives. The rule may affect the availability, liquidity or performance of derivatives, and may not effectively limit the risk of loss from derivatives.
Futures Contract Risk. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Investment Manager’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.
Options Risk. Purchasing and writing options, both put and call, are specialized activities that entail greater than normal investment risks. The Fund may not benefit to the same extent as directly holding the underlying asset. The Fund may also lose money on an option if changes in its value do not correspond to the changes in value of the underlying security. If the Fund is not able to close out an option position in its portfolio, it may have to exercise the option to realize any gain and may incur transaction costs upon the purchase or sale of such underlying securities. Some options involve the payment of premiums which may affect Fund performance. If the Fund invests in over-the-counter options, the Fund may be exposed to counterparty risk.
Swaps Risk. Swaps involve the risk that the party with whom the Fund has entered into the swap transaction with defaults on its obligation to pay or that the Fund cannot meet its obligation to the pay the other party. To the extent the swap agreement increases the Fund’s exposure to long or short term interest rates, it may also affect the values of mortgage-backed securities, and inflation sensitivity, and borrowing rates.
To Be Announced Security Risk. A TBA is a contract to purchase or sell a MBS at some point in the future and may be classified as a derivative in certain circumstances. Due to the forward-settling nature of TBAs, there is risk that the value of the underlying MBS will fluctuate greater than anticipated or that the TBA may not correlate to the underlying MBS or to the MBS market as a whole. There is also counterparty risk with entering into a TBA contract.
Leverage Risk. Derivative instruments provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. In such a case, the Fund has the risk of losing more than its original investment. The NAV of the Fund when employing leverage will be more volatile and sensitive to market movements. The use of leverage may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The use of leverage may also cause the Fund to have higher expenses than those of funds that do not use such techniques.
Credit Default Swaps Risk
Credit default swap agreements (including a swap on a credit default index, sometimes referred to as a credit default swap index) may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller (if any), coupled with the upfront or periodic payments previously received, may be less than the full

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notional value it pays to the buyer, resulting in a loss of value to the seller. When the Fund acts as a seller of a credit default swap, it is exposed to many of the same risks of leverage described herein since if an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Although the Fund may seek to realize gains by selling credit default swaps that increase in value, to realize gains on selling credit default swaps, an active secondary market for such instruments must exist or the Fund must otherwise be able to close out these transactions at advantageous times. In addition to the risk of losses described above, if no such secondary market exists or the Fund is otherwise unable to close out these transactions at advantageous times, selling credit default swaps may not be profitable for the Fund. The Fund will be subject to credit risk with respect to the counterparties to the credit default swap contract (whether a clearing corporation in the case of a cleared credit default swap or another third party in the case of an uncleared credit default swap). If a counterparty’s credit becomes significantly impaired, multiple requests for collateral posting in a short period of time could increase the risk that the Fund may not receive adequate collateral. The Fund may exit its obligations under a credit default swap only by terminating the contract and paying applicable breakage fees, or by entering into an offsetting credit default swap position, which may cause the Fund to incur more losses. The Fund may be unable to exit a credit default swap.
The Fund’s return from investment in a credit default swap index may not match the return of the referenced index. Further, investment in a credit default swap index could result in losses if the referenced index does not perform as expected. Unexpected changes in the composition of the index may also affect performance of the credit default swap index. If a referenced index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of the Fund’s credit default swap index may permit the counterparty to immediately close out the transaction. In that event, the Fund may be unable to enter into another credit default swap index or otherwise achieve desired exposure, even if the referenced index reverses all or a portion of its intraday move.
Over-the-Counter Trading Risk
The Fund’s investment and hedging strategies may involve it or its portfolio companies engaging in forward currency contracts and options, as well as currency and credit default swaps and other derivatives. There is no limitation on daily price movements on these instruments and speculative position limits are not currently applicable. The principals who deal in these markets are not required to continue to make markets and these markets can experience periods of illiquidity, sometimes of significant duration. There have been periods during which certain participants in these markets have refused to quote prices for certain contracts or have quoted prices with unusually wide spreads between the prices at which they were prepared to buy and those at which they were prepared to sell. Disruptions can also occur in any market in which the Fund or any of its portfolio companies trades due to unusually high trading volume, political intervention or other factors. The imposition of controls by governmental authorities might also limit such trading to less than that which the Investment Manager would otherwise recommend, to the possible detriment of the Fund. Market illiquidity or disruption could result in significant losses to the Fund.
Below Investment Grade Risk
The Fund intends to invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. The Fund intends to invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and illiquid. The major risks of below investment grade securities include:
•Below investment grade securities may be issued by less creditworthy issuers. Issuers of below investment grade securities may have a larger amount of outstanding debt relative to their assets than issuers of investment grade securities. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of holders of below investment grade securities, leaving few or no assets available to repay holders of below investment grade securities.
•Prices of below investment grade securities are subject to extreme price fluctuations. Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of below investment grade securities than on other higher-rated fixed-income securities.

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•Issuers of below investment grade securities may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments or the unavailability of additional financing.
•Below investment grade securities frequently have redemption features that permit an issuer to repurchase the security from us before it matures. If the issuer redeems below investment grade securities, we may have to invest the proceeds in securities with lower yields and may lose income.
•Below investment grade securities may be less liquid than higher-rated fixed-income securities, even under normal economic conditions. There are fewer dealers in the below investment grade securities market, and there may be significant differences in the prices quoted by the dealers. Judgment may play a greater role in valuing these securities and the Fund may be unable to sell these securities at an advantageous time or price.
•The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.
The credit rating of a high-yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.
Sub-Prime Mortgage Loan Risk
Sub-prime mortgage loans face the risk that the issuer of the security will default on interest or principal payments. Sub-prime borrowers typically have weakened credit histories that include payment delinquencies, and possibly more severe problems such as charge-offs, judgments and bankruptcies. The risk of non-payment is more pronounced in sub-prime mortgages than in highly ranked securities. Because there is increased risk of non-payment, the securities may be less liquid and subject to greater declines in value than highly rated instruments, especially in times of market stress. An economic downturn or period of rising interest rates could adversely affect the market for sub-prime notes and reduce the Fund’s ability to sell these securities. Additionally, borrowers may seek bankruptcy protection which would delay resolution of security holder claims and may eliminate or materially reduce liquidity.
Counterparty Risk
Typically, a derivative contract involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of a security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative contract. Many of these derivative contracts, including options and swaps, will be privately negotiated in the over-the-counter market. Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund. Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. As a result of counterparty’s inability to fulfill its obligation, the Fund may obtain no or limited recovery of its investment, and any recovery may be significantly delayed which may result in significant financial loss to the Fund. Further, there is a risk that no suitable counterparties are willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its investment objective.
Portfolio Turnover Risk
The Fund’s annual portfolio turnover rate may vary greatly from year to year, as well as within a given year. However, portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. High portfolio turnover may result in the realization of taxable capital gains (including short-term capital gains by the Fund which, when distributed to the Fund and, ultimately, to the Fund’s shareholders, will generally be taxable as ordinary income). In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund.
U.S. Government Securities Risk
U.S. government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or government-sponsored entities. Certain U.S. government securities are backed by the U.S. Department of the Treasury or the full faith and credit of the United States and may include U.S. Treasury bills, Treasury Inflation-

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Protected Securities, notes and bonds. Such securities are guaranteed only as to the timely payment of interest and principal when held to maturity. U.S. government securities include issues by non-governmental entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise. Although the U.S. Government guarantees principal and interest payments on securities issued by the U.S. Government and some of its agencies, such as securities issued by the Ginnie Mae, this guarantee does not apply to losses resulting from declines in the market value of these securities. Some of the U.S. Government securities that the Fund may hold are not guaranteed or backed by the full faith and credit of the U.S. Government, such as those issued by Fannie Mae and Freddie Mac. The total public debt of the United States as a percentage of gross domestic product has grown rapidly since the beginning of the 2008–2009 financial downturn. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented. A high national debt can raise concerns that the U.S. Government will not be able to make principal or interest payments when they are due. This increase has also necessitated the need for the U.S. Congress to negotiate adjustments to the statutory debt ceiling to increase the cap on the amount the U.S. government is permitted to borrow to meet its existing obligations and finance current budget deficits. On June 3, 2023, the Fiscal Responsibility Act of 2023 was signed into law, which suspends the limit on federal debt through January 1, 2025. Any controversy or ongoing uncertainty regarding the statutory debt ceiling negotiations may impact the U.S. long-term sovereign credit rating and may cause market uncertainty. As a result, market prices and yields of securities supported by the full faith and credit of the U.S. Government may be adversely affected. On August 1, 2023, the credit rating agency Fitch Ratings downgraded U.S. Treasuries to AA+ from AAA.
Risk Retention Investment Risk
The Fund may invest in risk retention tranches of commercial mortgage-backed securities (“CMBS”) or other eligible securitizations, if any (“risk retention tranches”), which are eligible residual interests held by the sponsors of such securitizations pursuant to the final rules implementing the credit risk retention requirements of Section 941 of the Dodd-Frank Act (the U.S. Risk Retention Rules). In the case of CMBS transactions, for example, the U.S. Risk Retention Rules permit all or a portion of the retained credit risk associated with certain securitizations (i.e., retained risk) to be held by an unaffiliated “third party purchaser,” such as the Fund, if, among other requirements, the third-party purchaser holds its retained interest, unhedged, for at least five years following the closing of the CMBS transaction, after which it is entitled to transfer its interest in the securitization to another person that meets the requirements for a third-party purchaser. Even after the required holding period has expired, due to the generally illiquid nature of such investments, no assurance can be given as to what, if any, exit strategies will ultimately be available for any given position.
In addition, there is limited guidance on the application of the final U.S. Risk Retention Rules to specific securitization structures. There can be no assurance that the applicable federal agencies charged with the implementation of the final U.S. Risk Retention Rules (the Federal Deposit Insurance Corporation, the Comptroller of the Currency, the Federal Reserve Board, the SEC, the Department of Housing and Urban Development, and the Federal Housing Finance Agency) could not take positions in the future that differ from the interpretation of such rules taken or embodied in such securitizations, or that the final U.S. Risk Retention Rules will not change.
Furthermore, in situations where the Fund invests in risk retention tranches of securitizations structured by third parties, the Fund may be required to execute one or more letters or other agreements, the exact form and nature of which will vary (each, a “Risk Retention Agreement”) under which it will make certain undertakings designed to ensure such securitization complies with the final U.S. Risk Retention Rules. Such Risk Retention Agreements may include a variety of representations, warranties, covenants and other indemnities, each of which may run to various transaction parties. If the Fund breaches any undertakings in any Risk Retention Agreement, it will be exposed to claims by the other parties thereto, including for any losses incurred because of such breach.
Non-U.S. Instruments Risk
The Fund may invest in non-U.S. Instruments. Non-U.S. investments involve certain risks not typically associated with investing in the United States. Generally, there is less readily available and reliable information about non-U.S. issuers or borrowers due to less rigorous disclosure or accounting standards and regulatory practices. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, as

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many external debt obligations bear interest at rates which are adjusted based upon international interest rates. Because non-U.S. Instruments may trade on days when the Fund’s Common Shares are not priced, the Fund’s NAV may change at times when Common Shares cannot be sold.
Foreign Currency Risk
Because the Fund may in securities or other instruments denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of instruments held by the Fund and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of instruments denominated in such currencies, which means that the Fund’s NAV could decline because of changes in the exchange rates between foreign currencies and the U.S. dollar. The Investment Manager may, but is not required to, elect for the Fund to seek to protect itself from changes in currency exchange rates through hedging transactions depending on market conditions. See “Risks—Swap Risk.” The Fund may incur costs in connection with the conversions between various currencies. In addition, certain countries may impose foreign currency exchange controls or other restrictions on the repatriation, transferability or convertibility of currency.
Illiquidity Risk
It is expected that most of the securities and instruments held by the Fund will not trade on an exchange. Illiquid securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The Fund may be forced to sell securities at inopportune prices to meet Shareholder repurchase requests or to satisfy margin calls.
Management Risk
The skill of the Investment Manager will play a significant role in the Fund’s ability to achieve its investment objective. The Fund’s ability to achieve its investment objective depends on the ability of the Investment Manager to correctly identify economic trends, especially with regard to accurately forecasting inflationary and deflationary periods. The Fund’s ability to achieve its investment objective depends on the ability of the Investment Manager to select securities, especially in volatile markets and the Investment Manager could be incorrect in its analysis of industries, companies, and the relative attractiveness of securities.
Market Events Risk
Market risks, including political, regulatory, market, and economic or other developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Fund’s shares. Local, regional, or global events such as war, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, recessions, and rapid technological developments or widespread adoption of emerging technologies (such as artificial intelligence) or other events could have a significant impact on the market generally and on specific securities. The Fund is subject to the risk that the prices of, and the income generated by, securities held by the Fund may decline significantly and/or rapidly in response to adverse issuer, political, regulatory, general economic and market conditions, or other developments, such as regional or global economic instability (including terrorism and related geopolitical risks), interest rate fluctuations, and those events directly involving the issuers that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment. Such events may cause the value of securities owned by the Fund to go up or down, sometimes rapidly or unpredictably. Changes in the economic climate, investor perceptions and stock market volatility also can cause the prices of the Fund’s investments to decline regardless of the conditions of the issuers held by the Fund. There is also a risk that policy changes by the U.S. Government and/or Federal Reserve, such as increasing interest rates, could cause increased volatility in financial markets and higher levels of Fund redemptions, which could have a negative impact on the Fund. These events may lead to periods of volatility and increased redemptions, which could cause the Fund to experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent.
Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in

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the securities and other markets, your investment in the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.
In the past several years, financial markets, such as those in the United States, Europe, Asia and elsewhere, have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, took steps to support financial markets, including by keeping interest rates at historically low levels for an extended period. The Federal Reserve has concluded its market support activities and has raised, and may continue to raise, interest rates. Such actions, including additional interest rate hikes, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected.
Periods of market volatility may occur in response to pandemics, acts of war, or events affecting global markets. The COVID-19 pandemic, Russia’s invasion of Ukraine, and higher inflation have resulted in extreme volatility in the financial markets, economic downturns around the world, and severe losses, particularly to some sectors of the economy and individual issuers, and reduced liquidity of certain instruments. These events have caused significant disruptions to business operations, including business closures; strained healthcare systems; disruptions to supply chains and employee availability; large fluctuations in consumer demand; large expansion of government deficits and debt as a result of government actions to mitigate the effects of such events; and widespread uncertainty regarding the long-term effects of such events. Such events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. Other market events may cause similar disruptions and effects. Investments in Russian securities may also require the Fund to write-down such positions.
Equity Investments Risk
When the Fund invests in senior, unitranche, second lien and subordinated loans, the Fund may acquire warrants or other equity securities of investments as well. The Fund may also invest in equity securities directly. To the extent the Fund holds equity investments, the Fund will seek to dispose of them and realize gains upon the Fund’s disposition of them. However, the equity interests the Fund receives may not appreciate in value and may decline in value. As a result, the Fund may not be able to realize gains from its equity interests, and any gains that the Fund does realize on the disposition of any equity interests may not be sufficient to offset any other losses the Fund experiences.
Risk of No Controlling Equity Interests
Because the Fund generally does not hold controlling equity interests in the Fund’s investments, the Fund may not be able to exercise control over the Fund’s investments or to prevent decisions by management of the Fund’s investments that could decrease the value of the Fund’s investments. To the extent that the Fund does not hold controlling equity interests, the Fund will have a limited ability to protect the Fund’s position in such investments.
Minority Investments and Joint Ventures Risk
The Fund may make minority equity investments in entities in which the Fund does not control the business or affairs of such entities. In addition, the Fund may enter into co-investment opportunities with other parties through partnerships, joint ventures or other entities and the Investment Manager may share the Management Fee

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and/or other forms of compensation with such parties. The Investment Manager expects that in some cases the Fund will have control over, or significant influence on, the decision making of joint ventures. However, in other cases, in particular with respect to certain terms, amendments and waivers related to the underlying loans, the joint venture partner may have controlling or blocking rights (including because certain decisions require unanimous approval of the joint venture partners) or a tie vote among joint venture partners may be resolved by an appointed third party. Where a joint venture partner or third party has controlling or blocking rights or decision-making power with respect to a joint venture matter, there can be no assurance that the matter will be resolved in the manner desired by the Fund. In addition, these types of voting arrangements may slow the decision-making process and hinder the joint venture’s ability to act quickly.
Cooperation among joint venture partners or co-investors on existing and future business decisions will be an important factor for the sound operation and financial success of any joint venture or other business in which the Fund is involved. In particular, a joint venture partner or co-investor may have economic or business interests or goals that are inconsistent with those of the Fund, and the Fund may not be in a position to limit or otherwise protect the value of one or more of the Fund’s investments. Disputes among joint venture partners or co-investors over obligations, expenses or other matters could have an adverse effect on the financial conditions or results of operations of the relevant businesses. In addition, the Fund may in certain circumstances be liable for actions of its joint venture partners.
In certain cases, conflicts of interest may arise between the Fund and a joint venture partner, for example, because the joint venture partner has invested in a different level of the issuer’s capital structure or because the joint venture partner has different investment goals or timelines. There can be no assurance that a joint venture partner with divergent interests from the Fund will cause the joint venture to be managed in a manner that is favorable to the Fund. In addition, it is anticipated that the Fund could be invested in debt instruments issued by a joint venture entity while one or more of other investment funds, pooled investment vehicles and client accounts (the “Other Clients”) managed by the Investment Manager will be invested in equity interests in such entity or vice versa, which presents certain potential conflicts of interest with respect to the capital structure of such entity.
Hedging Risk
The Fund may be subject to risks under hedging transactions. The Fund may engage in hedging transactions to the extent permitted under applicable commodities laws and the 1940 Act. Engaging in hedging transactions would entail additional risks to the shareholders. The Fund could, for example, use instruments such as swaps, caps, collars and floors and, if the Fund were to invest in foreign securities, the Fund could use instruments such as forward contracts or currency options and borrow under a credit facility in currencies selected to minimize the Fund’s foreign currency exposure. In each such case, the Fund generally would seek to hedge against fluctuations of the relative values of the Fund’s portfolio positions from changes in market interest rates or currency exchange rates. Hedging against a decline in the values of the Fund’s portfolio positions would not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of the positions declined. However, such hedging could establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions could also limit the opportunity for gain if the values of the underlying portfolio positions increased. Moreover, it might not be possible to hedge against an exchange rate or interest rate fluctuation that was so generally anticipated that the Fund would not be able to enter into a hedging transaction at an acceptable price. Use of a hedging transaction could involve counterparty credit risk.
The success of any hedging transactions the Fund may enter into will depend on the Fund’s ability to correctly predict movements in currencies and interest rates. Therefore, while the Fund may enter into hedging transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates could result in poorer overall investment performance than if the Fund had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged could vary.
Moreover, for a variety of reasons, the Fund might not seek to (or be able to) establish a perfect correlation between the hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation could prevent the Fund from achieving the intended hedge and expose the Fund to risk of loss. In addition, it might not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in

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non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations. The Fund’s ability to engage in hedging transactions may also be adversely affected by rules adopted by the CFTC.
Force Majeure Risk
The Fund’s investments may be affected by force majeure events (i.e., events beyond the control of the party claiming that the event has occurred, including, without limitation, acts of God, fire, flood, earthquakes, outbreaks of an infectious disease, pandemic or any other serious public health concern, war, terrorism and labor strikes). Some force majeure events may adversely affect the ability of a party (including a company or a counterparty to the Fund or a company) to perform its obligations until it is able to remedy the force majeure event. In addition, the cost to a company of repairing or replacing damaged assets resulting from such force majeure event could be considerable. Additionally, a major governmental intervention into industry, including the nationalization of an industry or the assertion of control over one or more companies or its assets, could result in a loss to the Fund, including if its investment in such company is cancelled, unwound, or acquired (which could be without what the Fund considers to be adequate compensation). To the extent the Fund is exposed to investments in companies that as a group are exposed to such force majeure events, the risks and potential losses to the Fund are enhanced.
Repurchase Agreements Risk
Subject to its investment objectives and policies, the Fund may invest in repurchase agreements as a buyer for investment purposes. Repurchase agreements typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell the securities back to the institution at a fixed time in the future for the purchase price plus premium (which often reflects the interests). The Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including (1) possible decline in the value of the underlying security during the period in which the Fund seeks to enforce its rights thereto; (2) possible lack of access to income on the underlying security during this period; and (3) expenses of enforcing its rights. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund generally will seek to liquidate such collateral. However, the exercise of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.
Subsidiary Risk
The Fund may invest either directly or indirectly through one or more subsidiaries (each, a “Subsidiary,” and together, the “Subsidiaries”), which exposes the Fund to the risks associated with the Subsidiaries’ investments. These risks generally mirror the investment risks applicable to the Fund as described in this Prospectus. Subsidiaries, however, are not registered as investment companies under the 1940 Act and are therefore not subject to all the protections afforded to investors under the 1940 Act. The principal investment strategies and risks disclosed in this Prospectus apply to investments held directly by the Fund and indirectly by any Subsidiaries with respect to investment policies, capital structure and leverage. The Fund’s Board of Trustees has oversight responsibility for the investment and other activities of the Fund, including the Fund’s investments held through any Subsidiary, and the Fund’s role as the sole shareholder of any Subsidiary. The Investment Manager will manage the investments held by the Fund directly and indirectly through any Subsidiaries pursuant to a contract that complies with the 1940 Act.
Convertible Securities Risk
Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. A convertible security entitles its holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock, in each case, until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities; (ii) are less subject to fluctuation in value than the underlying common stock

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due to their fixed income characteristics; and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.
The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security. Generally, the amount of the premium decreases as the convertible security approaches maturity.
A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objective.
Preferred Securities Risk
Preferred securities represent an equity interest in a company that generally entitle the holder to receive, in preference to the holders of other stocks such as common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company. The market value of preferred securities is subject to company-specific and market risks applicable generally to equity securities and is also sensitive to changes in the company’s creditworthiness, the ability of the company to make payments on the preferred securities, and changes in interest rates, typically declining in value if interest rates rise.
Repurchase Offer Risk
Repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), increased portfolio turnover and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective. A decrease in assets may also increase the Fund’s expenses. The Fund may accumulate cash by holding back (i.e., not reinvesting) payments received in connection with the Fund’s investments. If at any time cash and other liquid assets held by the Fund are not sufficient to meet the Fund’s repurchase obligations, the Fund intends, if necessary, to sell investments. To the extent the Fund employs investment leverage, repurchases of Common Shares would compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect Common Shareholders who do not tender their Common Shares by increasing the Fund’s expenses and reducing any net investment income.
Although the Fund, as a fundamental policy, the Fund will make quarterly offers to repurchase at least 5% and up to 25% of its then outstanding Common Shares, the Fund currently expects to offer to repurchase 5% of then outstanding Common Shares quarterly. The number of shares tendered may exceed the number of Common Shares the Fund has offered to repurchase, in which case not all of your shares tendered in that offer will be repurchased. Accordingly, you may not be able to sell your Common Shares when and in the amounts you desire. A shareholder may be subject to market and other risks including currency fluctuations to the extent of non-dollar denominated holdings, and the NAV of Common Shares tendered in a repurchase offer may decline between the Repurchase Request Deadline and the date on which the NAV for tendered Common Shares is determined. In addition, the repurchase of Common Shares by the Fund may be a taxable event to shareholders.

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Valuation Risk
A high portion of the securities in which the Fund invests will be less liquid, and more difficult to value than other types of securities, including due to unavailability or unreliability of third-party pricing information and acts or omissions of service providers to the Fund. Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the 1940 Act. See “How Fund Shares are Priced.” Fair value pricing may require subjective determinations about the value of a security or other asset. As a result, there can be no assurance that fair value pricing will result in adjustments to the prices of securities or other assets, or that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset.
A high proportion of the Fund’s investments relative to its total investments are valued at fair value. Certain factors that may be considered in determining the fair value of the Fund’s investments include dealer quotes for securities traded on the OTC secondary market for institutional investors, the nature and realizable value of any collateral, the portfolio company’s earnings and its ability to make payments on its indebtedness, the markets in which the portfolio company does business, comparison to selected publicly traded companies, discounted cash flow and other relevant factors. The factors and methodologies used for the valuation of such securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can realize the fair value assigned to a security if it were to sell the security. Such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, and they often reflect only periodic information received by the Investment Manager about such companies’ financial condition and/or business operations, which may be on a lagged basis and can be based on estimates. Determinations of fair value may differ materially from the values that would have been used if an exchange-traded market for these securities existed. Investments in private companies are typically governed by privately negotiated credit agreements and covenants, and reporting requirements contained in the agreements may result in a delay in reporting their financial position to lenders, which in turn may result in the Fund’s investments being valued on the basis of this reported information. Further, the Fund is offered on a monthly basis, except that Common Shares may be offered more or less frequently as determined by the Fund in its sole discretion. The Fund calculates a daily NAV per share. The Investment Manager seeks to evaluate on a daily basis material information about the Fund’s portfolio companies; however, for the reasons noted herein, the Investment Manager may not be able to acquire and/or evaluate properly such information on a daily basis. Due to these various factors, the Investment Manager’s fair value determinations could cause the Fund’s NAV on a valuation day to materially differ from what it would have been had such information been fully incorporated. As a result, investors who purchase Common Shares may receive more or less Common Shares and investors who tender their Common Shares may receive more or less cash proceeds than they otherwise would receive.
Borrowing Risk
 In the event the Fund defaults under a credit facility or other borrowings, the Fund could be adversely affected as the Investment Manager may be forced to sell a portion of the Fund’s investments quickly and prematurely at what may be disadvantageous prices to us in order to meet our outstanding payment obligations and/or support working capital requirements under such borrowing facility, any of which would have a material adverse effect on our business, financial condition, results of operations and cash flows. In addition, following any such default, the agent for the lenders under such borrowing facility could assume control of the disposition of any or all of our assets, including the selection of such assets to be disposed and the timing of such disposition, which would have a material adverse effect on the Fund, financial condition, results of operations and cash flows.
Non-Public Information Risk
From time to time, the Investment Manager may come into possession of non-public information concerning specific companies or investments. Under applicable securities laws, this may limit the Investment Manager’s flexibility to buy or sell portfolio securities issued by such companies. The Fund’s investment flexibility may be constrained as a consequence of the Investment Manager’s inability to use such information for investment purposes.

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Inflation Risk
Inflation risk is the risk that the real value of certain assets or real income from investments (the value of such assets or income after accounting for inflation) will be less in the future as inflation decreases the value of money. Inflation, and investors’ expectation of future inflation, can impact the current value of the Fund’s portfolio, resulting in lower asset values and losses to shareholders. This risk may be elevated compared to historical market conditions and could be impacted by monetary policy measures and the current interest rate environment.
Focus Risk
The Fund may invest in securities that it believes will benefit from a common macroeconomic, socioeconomic, political or other investment theme. To the extent that the Fund focuses its investments in particular industries, asset classes or sectors of the economy or that are expected to benefit from a common investment theme, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the Fund’s performance. The Fund may become more focused in particular industries, asset classes or sectors of the economy as a result of changes in the valuation of the Fund’s investments or fluctuations in the Fund’s assets, and the Fund is not required to reduce such exposures under these circumstances.
Investment Fund Risk
The Fund may invest in securities of other investment funds that invest in the types of securities in which the Fund may invest directly. As a shareholder in an investment fund, the Fund will bear its ratable share of that investment fund’s expenses and would remain subject to payment of the Fund’s investment management fees and other expenses with respect to the assets so invested. The investment funds in which the Fund will invest may in turn acquire securities or other instruments issued by certain companies that involve a high degree of business or financial risk. Such companies may be distressed or have operating losses or significant variations in operating results and may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence. The investment funds may also invest in companies that are experiencing or are expected to experience financial difficulties that may never be overcome. Many of these companies are highly leveraged, which can limit their ability to finance future operations and capital needs and may result in restrictive financial and operating covenants. As a result, a company’s flexibility to respond to changing business and economic conditions may be limited.
Shares Not Listed; No Market for Shares
The Fund has been organized as a closed-end management investment company. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) because investors in a closed-end fund do not have the right to redeem their shares on a daily basis. Unlike most closed-end funds, which typically list their shares on a securities exchange, the Fund does not currently intend to list the Shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares in the foreseeable future. Therefore, an investment in the Fund, unlike an investment in exchange-traded closed-end funds, is not a liquid investment.
Closed-end Interval Fund; Liquidity Risk
The Fund is a non-diversified, closed-end management investment company structured as an “interval fund” and designed primarily for long-term investors. The Fund is not intended to be a typical traded investment. There is no secondary market for the Common Shares and the Fund expects that no secondary market will develop. An investor should not invest in the Fund if the investor needs a liquid investment. Closed-end funds differ from open-end management investment companies, commonly known as mutual funds, in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis at a price based on NAV. Although the Fund, as a fundamental policy, will make quarterly offers to repurchase between 5% and 25% of its outstanding Common Shares at NAV, the number of Common Shares tendered in connection with a repurchase offer may exceed the number of Common Shares the Fund has offered to repurchase, in which case not all of your Common Shares tendered in that offer will be repurchased. In connection with any given repurchase offer, it is likely that the Fund may offer to repurchase only the minimum amount of 5% of its outstanding Common Shares. Hence, you may not be able to sell your Common Shares when and/or in the amount that you desire.

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Inadequate Return Risk
No assurance can be given that the returns on the Fund’s investments will be commensurate with the risk of investment in its Shares.
Investment Dilution Risk
The Fund’s investors do not have preemptive rights to any Common Shares the Fund may issue in the future. The Fund’s Amended and Restated Declaration and Agreement of Trust (the “Declaration of Trust”) authorizes it to issue an unlimited number of Common Shares. The Board may make certain amendments to the Declaration of Trust. After an investor purchases Common Shares, the Fund may sell additional Common Shares in the future or issue equity interests in private offerings. To the extent the Fund issues additional equity interests after an investor purchases its Common Shares, such investor’s percentage ownership interest in the Fund will be diluted.
Conflicts of Interest Risk
The Investment Manager is an entity in which certain of the Fund’s officers and members of the investment committee of the Investment Manager may have indirect ownership and economic interests. Certain of the Fund’s officers and members of the investment committee of the Investment Manager also serve as officers or principals of other investment managers affiliated with the Investment Manager that currently, and may in the future, manage investment funds with investment objectives similar to the Fund’s investment objective. In addition, certain of the Fund’s officers and the members of the investment committee of the Investment Manager serve or may serve as officers, trustees or principals of entities that operate in the same or related line of business as the Fund does or of investment funds managed by the Fund’s affiliates. Accordingly, the Fund may not be made aware of and/or given the opportunity to participate in certain investments made by investment funds managed by advisers affiliated with the Investment Manager. However, the Investment Manager intends to allocate investment opportunities in a fair and equitable manner in accordance with the Investment Manager’s investment allocation policy, consistent with each fund’s or separate account’s investment objective and strategies and legal and regulatory requirements.
Allocation of Investment Opportunities Risk
The Fund’s Employees of the Investment Manager and its affiliates serve or may serve as officers, trustees, principals or General Partners of entities that operate in the same or a related line of business as the Fund or of other LibreMax-advised funds (“Other Managed Funds”). As a result, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of the Fund or its Shareholders. Moreover, notwithstanding the difference in principal investment objectives between the Fund and the Other Managed Funds, such other funds, including potential new pooled investment vehicles or managed accounts not yet established (whether managed or sponsored by affiliates or the Investment Manager), have, and may from time to time have, overlapping investment objectives with the Fund and, accordingly, invest in, whether principally or secondarily, asset classes similar to those targeted by the Fund. To the extent the Other Managed Funds have overlapping investment objectives, the scope of opportunities otherwise available to the Fund may be adversely affected and/or reduced. Additionally, certain employees of the Investment Manager and its management may face conflicts in their time management and commitments as well as in the allocation of investment opportunities to Other Managed Funds.
The results of the Fund’s investment activities may differ significantly from the results achieved by the Other Managed Funds. It is possible that one or more of such funds will achieve investment results that are substantially more or less favorable than the results achieved by the Fund. Moreover, it is possible that the Fund will sustain losses during periods in which one or more affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Investment Manager affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for the Fund in certain markets.
The Investment Manager may determine that the Fund should invest on a side-by-side basis with one or more Other Managed Funds. In certain circumstances, negotiated co-investments may be made only in accordance with the terms of the exemptive order the Fund and LibreMax are seeking from the SEC (the “Order”). Co-investments made under the Order, if granted, will be subject to compliance with the conditions and other requirements contained in the Order, which could limit the Fund’s ability to participate in a co-investment

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transaction. The co-investment would generally be allocated to the Fund and Other Managed Funds that target similar assets pro rata based on available capital for the particular investment.
In the event investment opportunities are allocated among the Fund and Other Managed Funds, including prior to the receipt of an Order, the Fund may not be able to structure its investment portfolio in the manner desired. Although the Investment Manager endeavors to allocate investment opportunities in a fair and equitable manner, the Fund is not generally permitted to co-invest in any portfolio company in which a fund managed by LibreMax or any of its downstream affiliates (other than the Fund and its downstream affiliates) currently has an investment. However, the Fund may co-invest with funds managed by LibreMax or any of its downstream affiliates, subject to compliance with existing regulatory guidance, applicable regulations, and its allocation procedures. There is no assurance if or when the Order will be granted.
Large Shareholder Risk
To the extent a large proportion of Common Shares are held by a small number of shareholders (or a single shareholder), including affiliates of the Investment Manager, the Fund is subject to the risk that these shareholders will seek to sell Common Shares in large amounts rapidly in connection with repurchase offers. These transactions could adversely affect the ability of the Fund to conduct its investment program. Furthermore, it is possible that in response to a repurchase offer, the total amount of Common Shares tendered by a small number of shareholders (or a single shareholder) may exceed the number of Common Shares that the Fund has offered to repurchase. If a repurchase offer is oversubscribed by shareholders, the Fund will repurchase only a pro rata portion of shares tendered by each shareholder. However, the Fund may determine to increase the repurchase offer by up to 2% of the Fund’s outstanding Common Shares as of the date of the Repurchase Request Deadline. If the Fund only repurchases a pro rata portion of shares tendered in connection with an oversubscribed repurchase offer, shareholders unaffiliated with the Investment Manager will not be given priority over shareholders that are affiliates of the Investment Manager, whose holdings in the Fund may be significant and may have the effect of diluting third-party shareholders with respect to any repurchase offer.
Distribution Rate Risk
The Fund’s distribution rates may be affected by numerous factors, including but not limited to changes in realized and projected market returns, fluctuations in market interest rates, Fund performance, and other factors. There can be no assurance that a change in market conditions or other factors will not result in a change in the Fund’s distribution rate or that the rate will be sustainable in the future. For instance, during periods of low or declining interest rates, the Fund’s distributable income and dividend levels may decline for many reasons.
For example, the Fund may have to deploy uninvested assets (whether from sales of Fund shares, proceeds from matured, traded or called debt obligations or other sources) in new, lower yielding instruments. Additionally, payments from certain instruments that may be held by the Fund (such as variable and floating rate securities) may be negatively impacted by declining interest rates, which may also lead to a decline in the Fund’s distributable income and dividend levels.
Anti-Takeover Provisions
The Fund’s Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund. See “Anti-Takeover and Other Provisions in the Declaration of Trust.”
Federal Income Tax Risk
Failure to Maintain RIC Tax Treatment
As discussed above, the Fund intends to elect to be taxed as a RIC and intends each year to qualify and be eligible to be treated as such, so that it generally will not be subject to U.S. federal income tax on its net investment income or net short-term or long-term capital gains that is distributed (or deemed distributed) to shareholders. To qualify for and maintain RIC tax treatment under Subchapter M of the Code, the Fund must, among other things, meet annual distribution, income source and quarterly asset diversification requirements. The Fund may have difficulty complying with these requirements. In particular, if the Fund has equity investments that are treated as partnerships or other pass-through entities for tax purposes, the Fund may not have control over, or receive accurate information about, the underlying income and assets of those investments that are taken into account in determining

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our compliance with the income source and quarterly asset diversification requirements. If the Fund does not qualify for and maintain the RIC tax treatment for any reason and is subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. In addition to potentially paying substantial taxes, we could also be required to recognized unrealized gains and make substantial distributions before re-qualifying as a RIC.
Recognizing Income Before or Without Receiving Cash
For federal income tax purposes, the Fund may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if the Fund holds debt obligations that are treated under applicable tax rules as having original issue discount (such as zero-coupon securities, debt instruments with PIK interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), the Fund must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. The Fund may also have to include in income other amounts that it has not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. A portion of the Fund’s income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash. Any original issue discount, market discount or other amounts accrued will be included in our investment company taxable income for the year of the accrual.
In any such instance, the Fund may be required to make a distribution to our shareholders to satisfy the annual distribution requirement, even though we will not have received any corresponding cash amount. Additionally, if the Fund is required to include amounts from CLO securities in income prior to receiving the cash distributions representing such income, the Fund may have to sell some of its investments at times and/or at prices it would not consider advantageous, raise additional debt or equity capital, or forego new investment opportunities for this purpose. As a result, the Fund may have difficulty meeting the annual distribution requirement necessary to qualify for taxation as a RIC under Subchapter M of the Code. The Fund may have to sell some of our investments at times and/or at prices the Fund would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If the Fund is not able to obtain cash from other sources, the Fund may not qualify for or maintain RIC tax treatment and thus the Fund may become subject to corporate-level income tax.
Corporate-Level Income Tax
The Fund may invest in certain debt and equity investments through taxable subsidiaries and the taxable income, if any, of these taxable subsidiaries may be subject to federal, state, and/or local tax. The Fund may invest in certain foreign debt and equity investments which could be subject to foreign taxes (such as income tax, withholding and value added taxes).
Special Tax Issues
The Fund may invest in debt securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund, to the extent necessary, to preserve its status as a RIC and to distribute sufficient income to not become subject to U.S. federal income tax.
Legislative or Regulatory Tax Changes
At any time, the federal income tax laws and underlying U.S. Treasury regulations governing RICs or the administrative interpretations of those tax laws or U.S. Treasury regulations may be amended. Any of those new tax laws, U.S. Treasury regulations or administrative interpretations may take effect retroactively and could adversely affect the taxation of us or our shareholders. Therefore, changes in tax laws, U.S. Treasury regulations or administrative interpretations or any amendments thereto could diminish the value of an investment in our Common Shares or the value or the resale potential of our investments.

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HOW THE FUND MANAGES RISK
Hedging and Related Strategies
In order to maximize its defensiveness and flexibility, the Fund may also engage in hedging techniques to manage the level of credit, foreign exchange, interest rate or other risks in the Fund. This hedging can be used through a variety of products, including exchange-traded and over-the-counter derivatives, including futures, options and swaps, such as interest rate swaps, total rate of return swaps, swaptions, and TBA securities, as well as treasuries, options on treasuries, credit derivatives, credit default swaps on single name, asset-backed, mortgage-backed, commercial and corporate indices and currency pairs. The Fund may also enter into currency transactions to provide for the purchase or sale of a currency needed to purchase a security denominated in such currency. In addition, the Fund may enter into forward currency contracts to protect against changes in currency exchange rates, to increase exposure to a particular foreign currency, to shift exposure to currency fluctuations from one currency to another or to seek to increase returns.
When buying or selling credit default swaps, the Fund will maintain appropriate asset coverage up to the full notional value of the credit default swap. Income earned by the Fund from its hedging and related transactions may be subject to one or more special U.S. federal income tax rules that can affect the amount, timing and/or character of distributions to Common Shareholders. For instance, many hedging activities will be treated as capital gain and, if not offset by net realized capital loss, will be distributed to shareholders in taxable distributions. If effectively used, hedging strategies will offset in varying percentages losses incurred on the Fund’s investments due to adverse interest rate changes. There is no assurance that these hedging strategies will be available at any time or that the Investment Manager will determine to use them for the Fund or, if used, that the strategies will be successful. The Investment Manager may determine not to engage in hedging strategies or to do so only in unusual circumstances or market conditions.
Investment Limitations
In addition, the Fund has adopted certain investment limitations designed to limit investment risk. See “Investment Restrictions” in the SAI for a description of these limitations.
MANAGEMENT OF THE FUND
Trustees and Officers
The business of the Fund is managed under the direction of the Fund’s Board, including oversight of the duties performed by the Investment Manager. The Board is currently composed of four Trustees, all of whom are not “interested persons” of the Fund (as that term is defined by Section 2(a)(19) of the 1940 Act). The Trustees meet periodically throughout the year to discuss and consider matters concerning the Fund and to oversee the Fund’s activities, including its investment performance, compliance program and risks associated with its activities. The names and business addresses of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the SAI.
Investment Manager
LibreMax Capital, LLC, a Delaware limited liability company, serves as investment manager to the Fund. Subject to the oversight of the Board, LibreMax is responsible for managing the investment activities of the Fund. Greg Lippmann is responsible for the day-to-day management of the Fund.
LibreMax Capital, LLC, located at 601 Lexington Avenue, 30th Floor New York, New York 10022, is an SEC-registered investment advisory firm formed in 2010 and has been registered with the Securities and Exchange Commission as an investment advisory since 2011. In addition to the Fund, LibreMax currently provides investment advisory services to privately offered pooled investment funds, non-U.S. private investment funds and separately managed accounts. LibreMax Capital, LLC is wholly owned by LibreMax Intermediate Holdings, LP (“LibreMax Holdings”). GKL Holdings, LLC (a holding company that is majority owned by Greg Lippmann) is the principal underlying owner of LibreMax Holdings.
As of December 31, 2025, LibreMax and its affiliates had approximately $14.32 billion in assets under management.

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Investment Management Agreement
Pursuant to an investment management agreement between the Investment Manager and the Fund (the “Investment Management Agreement”), the Fund has agreed to pay the Investment Manager an annual fee, accrued daily and payable monthly, in an amount equal to 1.50% of the Fund’s “Managed Assets.” “Managed Assets” under the Investment Management Agreement means the total value of all assets of the Fund (including any assets attributable to any leverage that is outstanding), less the amount equal to all accrued debts, liabilities and obligations of the Fund (excluding debts, liabilities and obligations representing financial leverage and the aggregate liquidation preference of any outstanding preferred shares). The value of the Fund’s assets for this purpose shall be computed in accordance with the Fund’s policies and procedures for calculating its NAV.
For purposes of calculating “Managed Assets,” the liquidation preference of any preferred shares outstanding is not considered a liability. With respect to any reverse repurchase agreement, or similar transaction, “Managed Assets” includes any proceeds from the sale of an asset of the Fund to a counterparty in such a transaction, in addition to the value of the underlying asset as of the relevant measuring date. Furthermore, to the extent applicable, assets attributable to tender option bonds would be included as assets irrespective of whether or not they are included as assets for financial reporting purposes. However, to the extent the Fund does not contribute municipal bonds to a tender option bond trust but holds residual interests issued by such trust, the tender option bonds outstanding would not be included in the calculation of “Managed Assets.” In addition, for purposes of calculating “total managed assets,” the Fund’s derivative investments will be valued based on their market value.
Because the management fee received by the Investment Manager is based on the average daily managed assets of the Fund, which includes total assets of the Fund (including assets attributable to any reverse repurchase agreements, dollar rolls/buybacks, tender option bonds, borrowings and preferred shares that may be outstanding, if any), the Investment Manager has a financial incentive for the Fund to utilize reverse repurchase agreements, dollar rolls/buybacks, tender option bonds and borrowings or to issue preferred shares, which may create a conflict of interest between the Investment Manager, on the one hand, and Fund shareholders, on the other hand.
The Investment Management Agreement became effective upon the commencement of the Investment Manager’s management of the continuous investment program for the Fund and will continue in effect for an initial two-year term. Thereafter, the Investment Management Agreement continues in effect from year to year provided such continuance is specifically approved at least annually by (i) the vote of a majority of the outstanding voting securities of the Fund or a majority of the Board and (ii) the vote of a majority of the Independent Trustees of the Fund, cast in person at a meeting called for the purpose of voting on such approval. A discussion regarding the basis for the Board’s approval of the Investment Management Agreement will be available in the Fund’s first report to shareholders.
Expense Limitation Agreement
The Investment Manager has contractually agreed, through January 31, 2028, to waive its management fee or reimburse Fund expenses to the extent that the Fund’s total annual operating expenses (excluding any (i) taxes; (ii) brokerage commissions and expenses; (iii) acquired fund fees and expenses (as determined in accordance with SEC Form N-2); (iv) dividend expenses on short sales; (v) transactional costs, including legal costs, accounting costs and broker-dealer expenses, associated with the acquisition, monitoring and disposition of investments (including broken-deal expenses); (vi) loan servicing fees; (vii) fees and expenses in connection with establishing and maintaining leverage including a line of credit, other borrowings or the issuance of preferred shares; (viii) dividend and interest expenses with respect to preferred shares and borrowings; (ix) distribution and shareholder service fees; (x) expenditures which are capitalized in accordance with GAAP and (xi) extraordinary or non-routine expenses (such as expenses incurred in connection with any merger or reorganization, or litigation expenses) exceed 2.50% of the Fund’s average daily net assets (the “Expense Limitation Agreement”). After its initial term, the Expense Limitation Agreement will automatically renew for consecutive one-year terms unless terminated by the Investment Manager or the Fund upon 30 days written notice to other party prior to the end of the then-current term. In addition, the Investment Manager has contractually agreed to further waive its management fee or reimburse Fund expenses (subject to the exclusions detailed above) to the extent that the Fund’s total annual operating expenses: (i) exceed 2.00% of the Fund’s average daily net assets for the one-year period ending on the first anniversary of the effective date of the Expense Limitation Agreement and (ii) exceed 2.25% of the Fund’s average daily net assets for the one-year period ending on the second anniversary of the effective date of the Expense Limitation Agreement.

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Under the Expense Limitation Agreement, in any month in which the Investment Management Agreement is in effect, the Investment Manager may recoup from the Fund amounts previously waived or reimbursed during the previous three years from the date of the waiver or reimbursement, provided that such amount paid to the Investment Manager will not cause the Fund’s total annual operating expenses (excluding any (i) taxes; (ii) brokerage commissions and expenses; (iii) acquired fund fees and expenses (as determined in accordance with SEC Form N-2); (iv) dividend expenses on short sales; (v) transactional costs, including legal costs, accounting costs and broker-dealer expenses, associated with the acquisition, monitoring and disposition of investments (including broken-deal expenses); (vi) loan servicing fees; (vii) fees and expenses in connection with establishing and maintaining leverage including a line of credit, other borrowings or the issuance of preferred shares; (viii) dividend and interest expenses with respect to preferred shares and borrowings; (ix) distribution and shareholder service fees; (x) expenditures which are capitalized in accordance with GAAP and (xi) extraordinary or non-routine expenses (such as expenses incurred in connection with any merger or reorganization, or litigation expenses subject to the exclusions above) to exceed (i) the expense limit in effect at the time of waiver or reimbursement or (ii) the expense limit in effect at the time of recoupment.
Portfolio Manager
The following individual is primary responsible for managing the Fund and has served as portfolio manager since the inception of the Fund.
Greg Lippmann, CIO/Portfolio Manager. Mr. Lippmann is a Co-Founder, CIO and Portfolio Manager of the Investment Manager. He chairs the Investment Manager’s investment committee and is a non-voting member of its risk committee. Prior to co-founding the Investment Manager, Mr. Lippmann was most recently head of all non-agency RMBS, ABS and CDO trading globally at Deutsche Bank, where he led a team of 30 senior professionals in New York and London. Mr. Lippmann began his career at Deutsche Bank as a trader of non-investment grade ABS and RMBS securities. In 2003, he became Global Head of ABS and CDO trading, adding non-agency MBS to his business in late 2008. Prior to joining Deutsche Bank in 2000, Mr. Lippmann was a Director and head of ABS/MBS Subordinate and CDO trading at Credit Suisse, which he joined in 1991. Mr. Lippmann graduated from the University of Pennsylvania in 1991, magna cum laude, with a B.A. in Economics.
Please see the SAI for additional information about other accounts managed by the portfolio manager, the portfolio manager’s compensation, and the portfolio manager’s ownership of shares of the Fund.
Control Persons
A control person is a person who owns, either directly or indirectly, beneficially more than 25% of the voting securities of a company. As of the date of this Prospectus, Common Shares of the Fund are held by a limited number of institutional investors as a result of the completion of the reorganizations of the Private Funds. Please see “Securities Ownership” in the Fund’s SAI for additional information on any control persons.
Additional Information
Neither this Prospectus, the Fund’s SAI, any contracts filed as exhibits to the Fund’s registration statement, nor any other communications or disclosure documents from or on behalf of the Fund creates a contract between a shareholder of the Fund and the Fund, a service provider to the Fund, and/or the Trustees or officers of the Fund. The Fund may amend this Prospectus, the SAI, and any other contracts to which the Fund is a party, and interpret the investment objective, policies, restrictions and contractual provisions applicable to the Fund without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in this Prospectus or the SAI. Nothing in this Prospectus or the SAI limits any rights under federal or state law that cannot be waived.
PREDECESSOR FUND PERFORMANCE
Prior to the commencement of public sales, the Private Funds will reorganize with and transfer all of their portfolio assets to the Fund and the Private Funds will cease operations. The Private Funds each had an investment objective, investment strategies and investment policies, guidelines and restrictions that were, in all material respects, substantially similar to those of the Fund. The Fund has the same investment manager and portfolio manager as the Private Funds.

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The Fund will assume the accounting and performance record of Structured Opportunities Fund II (the “Predecessor Fund”). The Predecessor Fund was formed on January 31, 2022. The performance returns of the Predecessor Fund are unaudited and are calculated by the Investment Manager on a total return basis. After-tax performance returns are not included for the Predecessor Fund. The Predecessor Fund was a privately placed fund and was not registered under the 1940 Act and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Code, which, if applicable, may have adversely affected its performance.
Past performance is no indication of future returns.
Average Annual Total Returns
(for the periods ended December 31, 2025)

	1 Year	3 Years	Since Inception August 2, 2022
LibreMax Structured Opportunities Fund II	12.51%	13.68%	12.97%
PLAN OF DISTRIBUTION
Quasar Distributors, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (dba ACA Group) (the “Distributor”) is the principal underwriter and distributor of the Fund’s Common Shares pursuant to a distribution agreement (the “Distribution Agreement”) with the Fund. The Distributor, located at 190 Middle Street, Suite 301, Portland, Maine 04101, is a broker-dealer registered with the SEC and is a member of the Financial Industry Regulatory Authority.
The Distributor acts as the distributor of Common Shares for the Fund on a best-efforts basis (meaning the Distributor shall use commercially reasonable efforts to distribute the Shares), subject to various conditions, pursuant to the terms of the Distribution Agreement. The Distributor is not obligated to sell any specific amount of Common Shares of the Fund.
Common Shares of the Fund are continuously offered through the Distributor. As discussed below, the Fund may authorize one or more intermediaries (e.g., broker-dealers and other financial firms) to receive orders on its behalf. The Common Shares will be offered at NAV per share (plus any applicable sales charge) calculated each regular business day. Please see “How Fund Shares are Priced” below.
The Fund and the Distributor each reserve the right, in their sole discretion, to suspend the offering of shares of the Fund or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Fund or for other reasons such as compliance with anti-money laundering or sanctions obligations and requirements.
The Fund generally does not offer or sell its shares outside of the United States, except to certain investors in approved jurisdictions and in conformity with local legal requirements.
Common Shares are not listed for trading on any securities exchange. There is currently no secondary market for the Common Shares and the Fund does not anticipate that a secondary market will develop for its Common Shares. Investors should consider Common Shares of the Fund to be an illiquid investment. Neither the Investment Manager nor the Distributor intends to make a market in the Common Shares.
The Distribution Agreement became effective upon the Distributor’s commencement of services as the principal underwriter of the Fund for the distribution of Shares of the Fund and will continue in effect for an initial two-year term. Thereafter, the Distribution Agreement continues in effect from year to year provided such continuance is specifically approved at least annually by (i) the vote of a majority of the outstanding voting securities of the Fund or a majority of the Board and (ii) the vote of a majority of the Independent Trustees of the Fund, cast in person at a meeting called for the purpose of voting on such approval.
The Fund has agreed to indemnify the Distributor and certain of the Distributor’s affiliates against certain liabilities, including certain liabilities arising under the 1933 Act. To the extent consistent with applicable law, the Distributor has agreed to indemnify the Fund and each Trustee against certain liabilities, including certain liabilities under the 1933 Act and in connection with the services rendered to the Fund.

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Share Classes
The Fund has received an exemptive order from the SEC that permits the Fund to issue multiple classes of its shares and to impose distribution and shareholder servicing fees. The Fund has adopted a multiple class plan pursuant to Rule 18f-3 under the 1940 Act. Although the Fund is not an open-end investment company, it will undertake to comply with the terms of Rule 18f-3 as a condition of the exemptive relief. Under the multiple class plan, shares of each class of the Fund represent an equal pro rata interest in the Fund and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation; (b) each class of shares bears any class-specific expenses; and (c) each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, and shall have exclusive voting rights on any matter submitted to shareholders that relates solely to that class.
The Fund currently offers Class I Common Shares. The Fund intends to offer Class A and Class L Common Shares in the future. Each share class represents an investment in the same portfolio of investments, but each class has its own expense structure and arrangements for shareholder services or distribution, which allows you to choose the class that best fits your situation and eligibility requirements.
Class A Common Shares: The minimum initial investment is $10,000 per account.
Class I Common Shares: The minimum initial investment is $100,000 per account.
Class L Common Shares: The minimum initial investment is $50,000 per account.
Distribution and Service Plan
The Fund has adopted a plan pursuant to Rule 12b-1 for the Fund’s Class A Common Shares and Class L Common Shares that would allow the Fund to pay fees for the sale, distribution and servicing of its Class A Common Shares and Class L Common Shares (the “Distribution and Service Plan”). The Distribution and Service Plan provides for a distribution and shareholder servicing fee of up to 0.75% of the Class A Common Shares’ average daily net assets (0.25% is characterized as a “shareholder service fee” and the remaining portion is characterized as a “distribution fee”) and up to 0.25% of the Class L Common Shares’ average daily net assets. Because these fees are paid out over the life of the Fund’s Class A Common Shares and Class L Common Shares, over time, these fees (to the extent they are accrued and paid) would increase the cost of your investment and may cost you more than paying other types of sales charges. Class I Common Shares of the Fund are not subject to the distribution and shareholder servicing fee.
The Fund has policies and procedures in place for the monitoring of payments to broker-dealers and other financial intermediaries for distribution-related and non-distribution activities such as sub-transfer agent, administrative, and other shareholder servicing services.
Additional Payments to Dealers
If you purchase Common Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund Common Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Class I and Class L Common Shares may also be available on brokerage platforms of firms that have agreements with the Fund’s distributor to offer such Common Shares solely when acting as an agent for the investor. An investor transacting in these programs may be required to pay a commission and/or other forms of compensation to the broker. Ask your salesperson or visit your financial intermediary’s website for more information.

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Service Fees – Other Payments to Third Parties
The Investment Manager, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell Common Shares of the Fund. Such payments and compensation are in addition to Rule 12b-1 distribution and shareholder servicing fees paid by the Fund. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to the Fund’s shareholders. The Investment Manager may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the Common Shares sold.
Purchasing Shares
The following section provides basic information about how to purchase Common Shares of the Fund. The Fund typically does not offer or sell its shares to non-U.S. residents. For purposes of this policy, a U.S. resident is defined as an account with (i) a U.S. address of record and (ii) all account owners residing in the U.S. at the time of sale.
The Fund and the Distributor each reserve the right, in their sole discretion, to suspend the offering of shares of the Fund or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Fund or for other reasons such as compliance with anti-money laundering or sanctions obligations and requirements.
In the interest of economy and convenience, certificates for shares will not be issued.
Class A, Class I and Class L Common Shares. Eligible investors may purchase Class A, Class I or Class L Common Shares in the following ways:
Through your broker-dealer or other financial firm. Common Shares may be offered through certain financial firms that charge their customers transaction or other fees with respect to their customers’ investments in the Fund. Your broker-dealer or other financial firm may establish higher or lower minimum investment requirements than the Fund and may also independently charge you transaction or other fees and additional amounts (which may vary) in return for its services, which will reduce your return. Shares you purchase through your broker-dealer or other financial firm will normally be held in your account with that firm. If you purchase shares through a broker-dealer or other financial firm, instructions for buying, selling, exchanging or transferring Common Shares must be submitted by your financial firm or broker-dealer on your behalf.
Through the Distributor. You should discuss your investment with your financial advisor before you make a purchase to be sure the Fund is appropriate for you. Individual investors who meet the minimum investment amount and wish to invest directly in Common Shares may obtain an Account Application online at www.libremax.com or by calling 1-855-965-5812.
The completed Account Application may be submitted using the following methods:

Overnight Mail: LibreMax Asset-Backed Income Fund c/o U.S. Bank Global Fund Services 801 Pennsylvania Avenue, Suite 219252 Kansas City, Missouri 64105-1307	Regular Mail: LibreMax Asset-Backed Income Fund c/o U.S. Bank Global Fund Services PO Box 219252 Kansas City, Missouri 64121-9252
For inquiries, please call 1-855-965-5812.

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Payment for the purchase of Common Shares may be made by check payable to LibreMax Asset-Backed Income Fund and sent to the Regular Mail address above; or by wiring federal funds to:
LibreMax Asset-Backed Income Fund
Attn: U.S. Bancorp Fund Services, LLC
ABA #091000022
Account #167503973783
Account Name: U.S. Bancorp Fund Services, LLC; FBO LibreMax Asset-Backed Income Fund
FBO: (Insert Investor Name)
Before wiring federal funds, the investor must provide order instructions to the transfer agent by calling 1-855-965-5812. In order to receive the current day’s NAV, order instructions must be received in good order prior to the close of regular trading on the New York Stock Exchange (“NYSE”) (ordinarily 4:00 p.m., Eastern time) (“NYSE Close”). Instructions must include the name and signature of an appropriate person designated on the Account Application (“Authorized Person”), account name, account number, name of the Fund and dollar amount. Payments received without order instructions could result in a processing delay or a return of wire. Failure to send the accompanying payment on the same day may result in the cancellation of the order.
An investor may place a purchase order for Common Shares without first wiring federal funds if the purchase amount is to be derived from an advisory account managed by the Investment Manager or one of its affiliates, or from an account with a broker-dealer or other financial firm that has established a processing relationship with the Fund on behalf of its customers.
Investment Minimums
For Class A Common Shares, the minimum initial investment is $10,000 and no minimum for subsequent investments. For Class I Common Shares, the minimum initial investment is $100,000 and no minimum for subsequent investments. For Class L Common Shares, the minimum initial investment is $50,000 and no minimum for subsequent investments.
Sales Charges
Class A Common Shares in the Fund are offered at their current net asset value plus a maximum sales charge of 3.00%.
Exchanging Shares
To the extent that an investor becomes eligible for another share class, the shares of each class are exchangeable for each other class.
Signature Validation
When a signature validation is called for, a Medallion signature guarantee or Signature validation program (“SVP”) stamp may be required. A Medallion signature guarantee is intended to provide signature validation for transactions considered financial in nature, and an SVP stamp is intended to provide signature validation for transactions non-financial in nature. In certain situations, a notarized signature may be used instead of a Medallion signature guarantee or an SVP stamp. A Medallion signature guarantee or SVP stamp may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a Medallion program or SVP recognized by the Securities Transfer Association. When a Medallion signature guarantee or SVP stamp is required, signature validations from financial institutions which are not participating in one of these programs will not be accepted. Please note that financial institutions participating in a recognized Medallion program may still be ineligible to provide a signature validation for transactions of greater than a specified dollar amount. The Fund may change the signature validation requirements from time to time upon notice to shareholders, which may be given by means of a new or supplemented prospectus. Shareholders should contact the Fund for additional details regarding the Fund’s signature validation requirements.
In addition, corporations, trusts, and other institutional organizations are required to furnish evidence of the authority of the persons designated on the Account Application to effect transactions for the organization.

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Request for Multiple Copies of Shareholder Documents
To reduce expenses, it is intended that only one copy of the Fund’s prospectus and each annual and semi-annual report or notice of availability, when available, will be mailed to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents and your shares are held directly with the Fund, call the Fund at 1-855-965-5812. You will receive the additional copy within 30 days after receipt of your request by the Fund. Alternatively, if your shares are held through a financial institution, please contact the financial institution directly.
Acceptance and Timing of Purchase Orders
Common Shares may be purchased at a price equal to their NAV per share, plus any applicable sales charge, next determined after receipt of an order. Under normal circumstances, all purchase orders received by the Fund or its designee prior to the NYSE Close on a regular business day are processed at that day’s offering price. An order received after the NYSE Close will be effected at the offering price determined on the next business day. However, orders received by the Fund or its designee after the offering price is determined that day from financial firms or certain retirement plans will receive such offering price if the orders were received by the financial firm or retirement plan from its customer or participant prior to such offering price determination and were transmitted to and received by the Fund or its designee prior to such time as agreed upon in accordance with an agreement or as allowed by applicable law. Purchase orders will be accepted only on days on which the Fund is open for business. The Fund is “open for business” on each day the NYSE is open for trading, which excludes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. On any day that regular trading on the NYSE closes earlier than scheduled, the Fund reserves the right to: (i) advance the time as of which the NAV is calculated and, therefore, the time by which purchase orders must be received to receive that day’s NAV or (ii) accept purchase orders until, and calculate its NAV as of, the normally scheduled NYSE Close. On any day that the NYSE is closed when it would normally be open for business, the Fund may accept purchase orders until, and calculate its NAV as of, the normally scheduled close of regular trading on the NYSE or such other time that the Fund may determine.
The Fund reserves the right to close if the primary trading markets of the Fund’s portfolio instruments are closed and the Fund’s management believes that there is not an adequate market to meet purchase requests. On any business day when the Securities Industry and Financial Markets Association recommends that the securities markets close trading early, the Fund may close trading early. Purchase orders will be accepted only on days which the Fund is open for business.
Broker-dealers and other financial firms are obligated to transmit purchase orders promptly. The Fund and the Distributor each reserve the right, in their sole discretion, to suspend the offering of shares of the Fund or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Fund or for other reasons such as compliance with anti-money laundering or sanctions obligations and requirements. The sale of Common Shares may be suspended during any period in which the NYSE is closed other than weekends or holidays, or if permitted by the rules of the SEC, when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the SEC for the protection of investors.
INFORMATION REGARDING STATE ESCHEATMENT LAWS
It is important that the Fund maintain a correct address for each direct shareholder. An incorrect address may cause a direct shareholder’s account statements and other mailings to be returned to the Fund. Closed-end fund accounts can be considered abandoned property. States increasingly are looking at inactive closed-end fund accounts as possible abandoned or unclaimed property. Under certain circumstances, the Fund (or the broker or custodian of record having beneficial owner information) may be legally obligated to escheat (or transfer) an investor’s account to the appropriate state’s unclaimed property administrator. The Fund will not be liable to investors or their representatives for good-faith compliance with state unclaimed or abandoned property (escheatment) laws.
Escheatment laws vary by state, and states have different criteria for defining inactivity and abandoned property. Generally, a closed-end account may be subject to “escheatment” (i.e., considered to be abandoned or

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unclaimed property) if the account owner has not initiated any activity in the account or contacted the Fund for an “inactivity period” as specified in applicable state laws. Typically, an investor’s last known address of record determines the state that has jurisdiction. The process described above, and the application of state escheatment laws, may vary depending on how shareholders hold their shares in the Fund. If your shares are held directly with the Fund, please proactively contact the Fund’s transfer agent at 1-855-965-5812 at least annually to ensure your account remains in active status. Alternatively, if your shares are held through a financial institution, please work with your financial institution directly to check your account status.
VERIFICATION OF IDENTITY AND COMPLIANCE WITH ECONOMIC
SANCTIONS AND ANTI-MONEY LAUNDERING LAWS
To help the federal government combat the funding of terrorism and money laundering activities, federal law generally requires all financial institutions to obtain, verify and record information that identifies each person (and natural person beneficial owners, if applicable) that opens a new account, and to determine whether such person’s (or natural person beneficial owner’s) name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, unless there is an applicable exception or exemption, the Fund must obtain the following information for each person (or natural person beneficial owner, if applicable) that opens a new account:
•Name;
•Date of birth (for individuals);
•Residential or business street address; and
•Social Security number, taxpayer identification number, or other identifying number.
Individuals may also be asked for a copy of their driver’s license, passport or other identifying document in order to verify their identity. In addition, it may be necessary to verify an individual’s identity by cross-referencing the identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities, and the Fund or its affiliates or agents may request information about the investor’s source of funds and source of wealth before permitting investment in the Fund.
After an account is opened, the Fund may restrict your ability to purchase additional Common Shares until your identity is verified and all other requested information is provided to the Fund’s satisfaction. The Fund also may close or freeze your account and redeem your shares or take other appropriate action if it is unable to verify your identity or obtain other requested information within a reasonable time at any point in the lifecycle of the account.
The Fund and its affiliates are subject to various anti-money laundering laws in addition to those set forth above, as well as laws that restrict them from dealing with entities, individuals, organizations and/or investments that are subject to applicable sanctions regimes. Each investor acknowledges that (i) if the Fund or its affiliates or agents reasonably believes that such investor (or any of its underlying beneficial owners) is the subject or target of relevant economic or trade sanctions programs or has used proceeds of crime to fund their investment, (ii) if the investor fails to provide information to the Fund or its affiliates or agents for purposes of assessing the Fund’s compliance with economic or trade sanctions or anti-money laundering laws, or (iii) if otherwise required by applicable law or regulation, the Fund or its affiliates or agents may, in their sole discretion, undertake appropriate actions to ensure compliance with applicable law or regulations, including but not limited to freezing, segregating or redeeming such investor’s subscription in the Fund and/or making disclosures to appropriate regulators. In this event, the affected investor shall have no claim against the Fund or any of its affiliates or agents, for any form of damages that result from any such actions.
PERIODIC REPURCHASE OFFERS
The Fund is a closed-end interval fund and, to provide liquidity and the ability to receive NAV on a disposition of at least a portion of your Common Shares, will make periodic offers to repurchase Common Shares. No shareholder will have the right to require the Fund to repurchase its Common Shares, except as permitted by the Fund’s interval structure. No public market for the Common Shares exists, and none is expected to develop in the

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future. Consequently, shareholders will not be able to liquidate their investment other than as a result of repurchases of their Common Shares by the Fund, and then only on a limited basis.
The Fund has adopted, pursuant to Rule 23c-3 under the 1940 Act, a fundamental policy, which cannot be changed without shareholder approval, requiring the Fund to offer to repurchase at least 5% and up to 25% of its Common Shares at NAV on a regular schedule. Although the policy permits repurchase of between 5% and 25% of the Fund’s outstanding Common Shares, for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding Common Shares at NAV subject to approval of the Board. The Board will consider such factors as it deems relevant including the Investment Manager’s views, liquidity of the portfolio and investor demand in considering whether the level or repurchase. The schedule requires the Fund to make repurchase offers every three months.
If a repurchase offer is oversubscribed, the Fund may, but is not required to, determine to increase the amount repurchased by up to 2% of the Fund’s outstanding shares as of the date of the Repurchase Request Deadline. In the event that the Fund determines not to repurchase more than the repurchase offer amount, or if shareholders tender more than the repurchase offer amount plus 2% of the Fund’s outstanding shares as of the date of the Repurchase Request Deadline, the Fund will repurchase the Common Shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, shareholders may be unable to liquidate all, or a given percentage of, their investment in the Fund during a particular repurchase offer. Some shareholders, in anticipation of proration, may tender more Common Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur.
Quarterly repurchases by the Fund of its Common Shares typically will be funded from available cash. However, repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. In addition, the Fund may be required to sell portfolio securities (including at inopportune times) to satisfy repurchase requests, resulting in increased transaction costs that the Fund and its shareholders must bear. The sale of Fund assets to satisfy repurchase requests may also result in higher short-term capital gains for taxable shareholders. Furthermore, a diminution in the Fund’s size may limit the Fund’s ability to participate in new investment opportunities or achieve its investment objective. If the Fund borrows money to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their Shares by increasing Fund expenses and reducing any net investment income.
In the event that the Investment Manager holds Common Shares in its capacity as a Shareholder, such Shares may be tendered for repurchase in connection with any repurchase offer made by the Fund, without notice to Shareholders.
Please also see “Repurchase Offer Risk” at page 45.
Repurchase Dates
The Fund will make quarterly repurchase offers. Subject to Board approval, Repurchase Request Deadlines are expected to occur each January, April, July, and October, and Repurchase Offer Notices are expected to be sent to shareholders each December, March, June, and September preceding each such Repurchase Request Deadline. As discussed below, the date on which the repurchase price for Common Shares is determined will occur no later than the 14th day after the Repurchase Request Deadline (or the next business day, if the 14th day is not a business day). A repurchase schedule setting forth each of these dates for the Fund’s current calendar year is available on the Fund’s website at www.libremax.com.
Repurchase Request Deadline
The date by which shareholders wishing to tender Common Shares for repurchase must respond to the repurchase offer will be no more than 14 days before the Repurchase Pricing Date (defined below). When a repurchase offer commences, the Fund sends, at least 21 days and no more than 42 days before the Repurchase Request Deadline, written notice to each shareholder setting forth, the following, among other things:
•The percentage of outstanding Common Shares that the Fund is offering to repurchase and how the Fund will purchase Common Shares on a pro rata basis if the offer is oversubscribed.

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•The date on which a shareholder’s repurchase request is due.
•The date that will be used to determine the Fund’s NAV applicable to the repurchase offer (the “Repurchase Pricing Date”).
•The date by which the Fund will pay to shareholders the proceeds from their Common Shares accepted for repurchase.
•The NAV of the Common Shares as of a date no more than seven days before the date of the written notice and how shareholders may ascertain the NAV.
•The procedures by which shareholders may tender their Common Shares and the right of shareholders to withdraw or modify their tenders before the Repurchase Request Deadline.
•The circumstances in which the Fund may suspend or postpone the repurchase offer.
This notice may be included in a shareholder report or other Fund document. Shareholders that hold Common Shares through a financial intermediary will need to ask their financial intermediary to submit their repurchase requests and tender shares on their behalf. The Repurchase Request Deadline will be strictly observed. There is a risk that the Fund’s NAV will fluctuate between the Repurchase Request Deadline and the Repurchase Pricing Date. If a shareholder’s repurchase request is not submitted to the Fund’s transfer agent in properly completed form by the Repurchase Request Deadline, the shareholder will be unable to sell his or her shares to the Fund until a subsequent repurchase offer, and the shareholder’s request for that offer must be resubmitted. If a shareholder’s authorized intermediary will submit his or her repurchase request, the shareholder should submit his or her request to the Authorized Intermediary in the form requested by the Authorized Intermediary sufficiently in advance of the Repurchase Request Deadline to allow the Authorized Intermediary to submit the request to the Fund. If a shareholder’s Authorized Intermediary is unable or fails to submit the shareholder’s request to the Fund in a timely manner, or if the shareholder fails to submit his or her request to the shareholder’s Authorized Intermediary, the shareholder will be unable to sell his or her shares to the Fund until a subsequent repurchase offer, and the shareholder’s request for that offer must be resubmitted.
Shareholders may withdraw or change a repurchase request with a proper instruction submitted in good form at any point before the Repurchase Request Deadline.
Determination of Repurchase Price and Payment for Shares
The Repurchase Pricing Date will occur no later than the 14th day after the Repurchase Request Deadline (or the next business day, if the 14th day is not a business day). The Fund expects to distribute payment to shareholders within three (3) business days after the Repurchase Pricing Date and will distribute such payment in settlement of the Fund’s repurchase of shares no later than seven (7) calendar days after such Repurchase Pricing Date. The Fund’s NAV per share may change materially between the date a repurchase offer is mailed and the Repurchase Request Deadline, and it may also change materially between the Repurchase Request Deadline and Repurchase Pricing Date. The method by which the Fund calculates NAV is discussed below under “How Fund Shares are Priced.” During the period an offer to repurchase is open, shareholders may obtain the current NAV by calling the Fund’s transfer agent at 1-855-965-5812.
Suspension or Postponement of Repurchase Offers
The Fund may suspend or postpone a repurchase offer in limited circumstances set forth in Rule 23c-3 under the 1940 Act, as described below, but only with the approval of a majority of the Trustees, including a majority of Trustees who are not “interested persons” of the Fund, as defined in the 1940 Act. The Fund may suspend or postpone a repurchase offer as may be permitted under Rule 23c-3, including (but not limited to): (1) if making or effecting the repurchase offer would cause the Fund to lose its status as a RIC under Subchapter M of the Code; (2) for any period during which the NYSE or any other market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (3) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (4) for such other periods as the SEC may by order permit for the protection of shareholders of the Fund.

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Oversubscribed Repurchase Offers
There is no minimum number of Common Shares that must be tendered before the Fund will honor repurchase requests. The Fund intends to make quarterly offers to repurchase between 55 and 25% of its outstanding Common Shares at NAV per share. Subject to applicable law and approval of the Board, for each quarterly repurchase offer the Fund currently expects to offer to repurchase 5% of the Fund’s then outstanding Common Shares. In the event a repurchase offer by the Fund is oversubscribed, the Fund may repurchase, but is not required to repurchase, additional Common Shares up to a maximum amount of 2% of the outstanding Common Shares of the Fund. If the Fund determines not to repurchase additional Common Shares beyond the repurchase offer amount, or if shareholders tender an amount of Common Shares greater than that which the Fund is entitled to repurchase, the Fund will repurchase the Common Shares tendered on a pro rata basis. However, the foregoing will not prohibit the Fund from accepting all Common Shares tendered for repurchase by shareholders who own less than one hundred (100) Common Shares and who tender all of their Common Shares, before prorating Common Shares tendered by other shareholders; provided that if a shareholder holds his or her shares through an Authorized Intermediary, such shareholder’s Authorized Intermediary may not be willing or able to arrange for this treatment on the shareholder’s behalf.
If any Common Shares that you wish to tender to the Fund are not repurchased because of proration, you will have to wait until the next repurchase offer and resubmit a new repurchase request, and your repurchase request will not be given any priority over other shareholders’ requests. Thus, there is a risk that the Fund may not purchase all Common Shares you wish to have repurchased in a given repurchase offer or in any subsequent repurchase offer. In anticipation of the possibility of proration, some shareholders may tender more Common Shares than they wish to have repurchased in a particular quarter, increasing the likelihood of proration.
There is no assurance that you will be able to tender your Common Shares when or in the amount that you desire.

HOW FUND SHARES ARE PRICED
The NAV of the Common Shares will be determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, by the total number of shares outstanding.
On each day that the NYSE is open, the Common Shares will be ordinarily valued as of the NYSE Close. Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Fund generally will not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, the Fund may calculate its NAV as of the normally scheduled NYSE Close or such other time that the Fund may determine.
For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the 1940 Act. As a general principle, the fair value of a security or asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board has designated the Investment Manager as the Valuation Designee (“Valuation Designee”) for the Fund to perform the fair value determination relating to all Fund investments. The Investment Manager may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not

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readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).
Domestic fixed income securities and non-exchange-traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies (other than exchange-traded funds), the Fund’s NAV will be calculated based upon the NAVs of such investments.
Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. As a result, the value of the Fund’s foreign (non-U.S.) investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.
Fair valuation may require subjective determinations about the value of a security. While the Fund’s and Valuation Designee’s policies and procedures are intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.
DISTRIBUTIONS
The Fund currently intends to declare income dividends quarterly and distribute them to its Common Shareholders quarterly, which may be rates that reflect past and projected net income of the Fund. Subject to applicable law, the Fund may fund a portion of its distributions with gains from the sale of portfolio securities and other sources. The dividend rate that the Fund pays on its Common Shares may vary as portfolio and market conditions change, and will depend on several factors, including without limitation the amount of the Fund’s undistributed net investment income and net short- and long-term capital gains. The rate of distributions on the Common Shares and the Fund’s dividend policy could change based on several factors, including the amount of the Fund’s undistributed net investment income and historical and projected investment income. For a discussion of factors that may cause the Fund’s income and capital gains (and therefore the dividend) to vary, see “Principal Risks of the Fund.” The Fund intends to distribute each year substantially all its net investment income and net short-term capital gains. In addition, at least annually, the Fund intends to distribute net realized long-term capital gains not previously distributed, if any. The net investment income of the Fund consists of all income (other than net short-term and long-term capital gains) less all expenses of the Fund. The Fund’s distribution rates may be based, in part, on projections as to annual cash available for distribution and, therefore, the distributions paid by the Fund for any quarter may be more or less than the amount of cash available to the Fund for distribution for that quarterly period.
The Fund may distribute less than the entire amount of net investment income earned in a particular period. The undistributed net investment income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any quarterly period may be more or less than the amount of net investment income earned by the Fund during the period. Undistributed net investment income will be added to the Fund’s NAV and, correspondingly, distributions from undistributed net investment income will be deducted from the Fund’s NAV. To the extent that distributions exceed available cash flow, the Fund may need to sell securities or borrow funds temporarily to fund such distributions which would result in additional costs to the Fund.

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The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time because of the varied nature of the Fund’s investments. If the Fund estimates that a portion of one of its dividend distributions may be comprised of amounts from sources other than net investment income in accordance with its internal policies, accounting records and related accounting practices, the Fund will notify shareholders of record of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under the U.S. Treasury regulations. For instance, the Fund’s internal accounting records and practices may consider, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital.
The tax characterization of the Fund’s distributions made in a taxable year cannot finally be determined until at or after the end of the year. As a result, there is a possibility that the Fund may make total distributions during a taxable year in an amount that exceeds the Fund’s net investment income and net realized capital gains (as reduced by any capital loss carryforwards) for the relevant year. For example, the Fund may distribute amounts early in the year that are derived from short-term capital gains but incur net short-term capital losses later in the year, thereby offsetting short-term capital gains out of which distributions have already been made by the Fund. Additionally, the Fund’s distributions may be funded from unlimited amounts of offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to the Fund for investment. In such situations, the amount by which the Fund’s total distributions exceed net investment income and net realized capital gains would generally be treated first as a tax-free return of capital up to the amount of a shareholder’s tax basis in his or her Common Shares, with any amounts exceeding such basis treated as gain from the sale of Common Shares. In general terms, a return of capital would occur where a Fund distribution (or portion thereof) represents a return of a portion of your investment, rather than net income or capital gains generated from your investment during a particular period. A return of capital is not taxable, but it reduces a shareholder’s tax basis in the Common Shares, thus reducing any capital loss or increasing any capital gain on a subsequent taxable disposition by the shareholder of the Common Shares. Any capital returned to Shareholders through distributions will be distributed after payment of fees and expenses. The Fund will send shareholders detailed tax information with respect to the Fund’s distributions annually. See “Tax Matters.”
The 1940 Act currently limits the number of times the Fund may distribute long-term capital gains in any taxable year, which may increase the variability of the Fund’s distributions and result in certain distributions being comprised more or less than others of long-term capital gains currently eligible for favorable income tax rates.
Unless a Common Shareholder elects to receive distributions in cash, all distributions of Common Shareholders whose shares are registered with the plan agent will be automatically reinvested in additional Common Shares under the Plan. See “Dividend Reinvestment Plan.”
The Board may change the Fund’s distribution policy and the amount or timing of distributions, based on several factors, including the amount of the Fund’s undistributed net investment income and net short- and long-term capital gains and historical and projected net investment income and net short- and long-term capital gains.
DIVIDEND REINVESTMENT PLAN
Pursuant to the Dividend Reinvestment Plan, all common shareholders of the Fund will have all dividends, including any capital gain dividends, reinvested automatically in additional Common Shares by U.S. Bank Global Fund Services as agent for such shareholders (the “Plan Agent”), unless the shareholder elects to receive cash. An election to receive cash may be revoked or reinstated at the option of the shareholder. In the case of record shareholders such as banks, brokers or other nominees that hold Common Shares for others who are the beneficial

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owners, the Plan Agent will administer the Dividend Reinvestment Plan on the basis of the number of Common Shares certified from time to time by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Dividend Reinvestment Plan. Shareholders whose shares are held in the name of a bank, broker or nominee should contact the bank, broker, or nominee for details. Shareholders that participate in the Dividend Reinvestment Plan in a brokerage account may not be able to transfer the Common Shares to another broker and continue to participate in the Dividend Reinvestment Plan. Pursuant to the Dividend Reinvestment Plan, the Fund’s dividends to shareholders are reinvested in full and fractional Common Shares as described below.
The number of Common Shares to be received when dividends are reinvested will be determined by dividing the amount of the dividend by the Fund’s NAV per share as of the date of such dividend. Common Shares received under the Dividend Reinvestment Plan will be issued to you at their NAV on the ex-dividend date; there is no sales or other charge for reinvestment. You are free to withdraw from the Dividend Reinvestment Plan and elect to receive cash at any time by giving written notice to the Plan Agent or by contacting your broker or dealer, who will inform the Fund. Your request must be received by the Fund at least ten days prior to the payment date of the distribution to be effective for that dividend or capital gain distribution.
The Plan Agent provides written confirmation of all transactions in the shareholder accounts in the Dividend Reinvestment Plan, including information you may need for tax records. Any proxy you receive will include all Common Shares you have received under the Dividend Reinvestment Plan.
Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions. See “U.S. Federal Income Tax Matters” at page 67.
The Fund and the Plan Agent reserve the right to amend or terminate the Dividend Reinvestment Plan. There is no direct service charge to participants in the Dividend Reinvestment Plan; however, the Fund reserves the right to amend the Dividend Reinvestment Plan to include a service charge payable by the participants. If the Dividend Reinvestment Plan is amended to include such service charges, the Plan Agent will include a notification to shareholders that are registered with the Plan Agent. Additional information about the Dividend Reinvestment Plan may be obtained from the Plan Agent.
DESCRIPTION OF CAPITAL STRUCTURE AND COMMON SHARES
The following is a brief description of the capital structure of the Fund. This description does not purport to be complete. The Declaration and the Fund’s Bylaws, as amended and restated through the date hereof (the “Bylaws”) are on file with the SEC as an exhibit to the Fund’s registration statement, of which this Prospectus is a part.
The Fund is a statutory trust established under the laws of State of Delaware on June 2, 2025. The Declaration provides that the Trustees of the Fund may authorize separate classes of shares of beneficial interest.
Common Shares
The Declaration authorizes the issuance of an unlimited number of Common Shares. The Common Shares will be issued with no par value per share. The fees and expenses for the Fund are set forth in “Summary of Fund Expenses” above. See also “Plan of Distribution” above.
Common Shareholders will be entitled to the payment of dividends and other distributions when, as and if declared by the Board. All Common Shares have equal rights to the payment of dividends and the distribution of assets upon liquidation. Common Shares will, when issued, be fully paid and, subject to matters discussed in “Anti-Takeover and Other Provisions in the Declaration of Trust,” non-assessable, and will have no pre-emptive rights, rights to cumulative voting or, unless authorized by the Trustees, conversion rights. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund, and upon receipt of such releases, indemnities, and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among the Fund’s Common Shareholders.
The Fund does not intend to hold annual meetings of shareholders. If the Fund does hold a meeting of shareholders, Common Shares of the Fund entitle their holders to one vote for each Common Share held. Each fractional share shall be entitled to a proportionate fractional vote.

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The Fund will send semi-annual unaudited financial statements and audited annual financial statements to its Common Shareholders.
Common Shares are not, and are not expected to be, listed for trading on any national securities exchange nor is there expected to be any secondary trading market in the Common Shares.
Preferred Shares
The Declaration authorizes the issuance of an unlimited number of preferred shares. Preferred shares may be issued in one or more classes or series, with no par value and such rights as determined by the Board, by action of the Board without the approval of the Common Shareholders. Section 18 of the 1940 Act currently requires that the Fund have an asset coverage of 300% immediately after the issuance of senior securities representing indebtedness and an asset coverage of 200% immediately after the issuance of senior equity securities, such as preferred shares. In addition, under Section 18, no dividends or other distribution may be declared with respect to Common Shares (except a dividend payable in Common Shares) nor is any purchase of Common Shares permitted unless such asset coverages are maintained. Section 18 also requires that preferred shareholders of the Fund have the right, as a class, to elect at least two Trustees at all times and to elect a majority of the Trustees in the event two full years’ dividends on the preferred shares are unpaid.
The issuance of preferred shares, if any, will result in increases to common shares and will dilute the voting power of Common Shares to the extent of matters on which Common Shares and preferred shares are entitled to vote together. The Fund does not currently intend to issue preferred shares.
ANTI-TAKEOVER AND OTHER PROVISIONS IN THE DECLARATION
The Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund. These provisions may have the impact of discouraging a third party from seeking to obtain control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund.
The Declaration requires the majority of the Board to act in order to authorize certain Fund transactions not in the ordinary course of business, including a merger, reorganization, conversion, consolidation, sale, lease or exchange. Any such merger, reorganization, conversion, consolidation, sale, lease, or exchange shall not require the vote of the shareholders unless such vote is required by the 1940 Act, or unless such merger, reorganization, consolidation, or other transaction would result in an amendment of the Declaration which would otherwise require the approval of shareholders. Also, the Declaration provides that the Fund may be terminated without shareholder approval with consent of a majority of the Board unless approval is required by the 1940 Act.
The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control of the Fund by a third party. These provisions also provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund’s investment objective and policies. The Board has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its shareholders.
Other Provisions in the Declaration
The Declaration provides that shareholders may bring a derivative action on behalf of the Fund or any class of the Fund only if certain conditions are met, including that the shareholder or shareholders must make a pre-suit written demand upon the Trustees to bring the subject action and the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trustees shall be entitled to retain counsel or other advisers in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the Fund for the expense of any such advisers in the event that the Trustees determine not to bring such action. Furthermore, shareholders may not bring a derivative action with respect to the Fund or any class of the Fund unless holders of at least ten percent (10%) of the outstanding shares of the Fund, or ten percent (10%) of the outstanding shares of the class to which such action relates, join in the bringing of such action. The foregoing requirements do not apply to claims brought under the federal securities laws. The Fund’s Declaration and Bylaws also provide that with respect to any suit, action, or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, the Declaration, the Bylaws, the Fund, or any class or any shares, including any claim of any nature against the Fund, any class, or the Trustees or officers

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of the Fund, (i) such action shall be brought exclusively in the Court of Chancery of the State of Delaware to the extent there is subject matter jurisdiction in such court for the claims asserted or, if not, then in the Superior Court of the State of Delaware, and (ii) each shareholder and other such persons claiming any interest in any Fund shares, with respect to any such claim, suit, action or proceeding, irrevocably waives any and all right to trial by jury. The exclusive state court jurisdiction provisions may result in shareholders having to bring such suit, action, or proceeding in forums that are inconvenient and less favorable to the shareholders. These provisions do not apply to claims brought under the federal securities laws. The Declaration also provides that if the demand for derivative action has been considered by the Trustees, and a majority of those Trustees who are not deemed to be Interested Persons determines that maintaining a suit would not be in the best interests of the Trust or the affected Class, the complaining Shareholders shall be barred from commencing the derivative action.
The foregoing is intended only as a summary and is qualified in its entirety by reference to the full text of the Declaration and Bylaws. The Declaration and Bylaws are on file with the SEC as an exhibit to the Fund’s registration statement, of which this Prospectus is a part.
U.S. FEDERAL INCOME TAX MATTERS
This section is provided as general information and summarizes only some of the important U.S. federal income tax considerations affecting “U.S. shareholders” (i.e., beneficial owners of Common Shares that are “United States persons,” as such term is defined under the Code but not partnerships investing in the Fund); the consequences under other tax laws and to investors that are partnerships (or entities treated as partnerships for U.S. federal income tax purposes) or shareholders that are not “United States persons” under the Code may differ. Prospective investors should consult their tax advisors as to the possible application of federal, state, local or non-U.S. income tax laws.
This summary is based on the Code, U.S. Treasury regulations, rulings, judicial decisions, and other applicable authority, all as of the date of this prospectus. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. This summary is not intended to be, and should not be construed to be, legal or tax advice to any particular purchaser of the Fund’s securities. Please see the SAI for additional information regarding the tax aspects of investing in the Fund. Additionally, all prospective investors should consult their own tax advisors concerning the particular U.S. federal income tax considerations of investing in the Fund, as well as the consequences arising under the laws or other guidance of any other taxing jurisdiction.
Treatment as a Regulated Investment Company
The Fund intends to elect to be treated, and intends each year to qualify and be eligible to be treated, as a RIC under Subchapter M of the Code. A RIC is not subject to U.S. federal income tax at the corporate level on income and gains from investments that are distributed in a timely manner to its shareholders in the form of dividends.
Certain Fund Investments
The Fund’s investments in certain CLOs could cause the Fund to recognize taxable income in excess of the cash generated by such investments (which may require the Fund to liquidate other investments in order to make required distributions).
Taxes on Fund Distributions
A U.S. shareholder will generally be subject to federal income tax on Fund distributions. For U.S. federal income tax purposes, Fund distributions will generally be taxable to a U.S. shareholder as either ordinary income or capital gains. Fund dividends consisting of distributions of investment income generally are taxable to shareholders as ordinary income. The Fund will inform shareholders of the amount and character of its distributions to shareholders.
U.S. federal income taxes on Fund distributions of capital gains are determined by how long the Fund owned or is deemed to have owned the investments that generated the capital gains, rather than how long a U.S. shareholder has owned the Fund shares. Distributions of net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses, in each case determined with reference to any loss carryforwards) that are properly reported by the Fund as capital gain dividends generally will be treated as long-term capital gains

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includible in a U.S. shareholder’s net capital gains and taxed to individuals at reduced rates. The Fund does not expect a significant portion of its distributions to be treated as long-term capital gains. Distributions of net short-term capital gains in excess of net long-term capital losses generally will be taxable to U.S. shareholders as ordinary income. Distributions that the Fund properly reports to U.S. shareholders as “qualified dividend income” are taxable in the hands of individuals at the reduced tax rates applicable to long-term capital gains provided that both the individual U.S. shareholder and the Fund meet certain holding period and other requirements.
The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain U.S. shareholders that are individuals, trusts and estates to the extent their income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends (other than exempt-interest dividends) paid by the Fund, including any capital gain dividends, and including net capital gains recognized on the sale, redemption or exchange of shares of the Fund. U.S. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.
The ultimate tax characterization of the Fund’s distributions made in a taxable year cannot be determined finally until after the end of that taxable year. As a result, there is a possibility that the Fund may make total distributions during a taxable year in an amount that exceeds the Fund’s current and accumulated earnings and profits. In that case, the excess generally would be treated first as a tax-free return of capital and would reduce a U.S. shareholder’s tax basis in the applicable shares, with any amounts exceeding such basis treated as gain from the sale of such shares. A return of capital is not taxable, but it reduces a U.S. shareholder’s tax basis in the shares, thus reducing any capital loss or increasing any capital gain on a subsequent taxable disposition by the U.S. shareholder of the Common Shares.
A U.S. shareholder whose distributions are reinvested in Common Shares under the Dividend Reinvestment Plan will be treated for U.S. federal income tax purposes as having received an amount in distribution equal to the fair market value of the Common Shares issued to the U.S. shareholder, which amount will also be equal to the NAV of such shares. For U.S. federal income tax purposes, all distributions are generally taxable in the manner described above, whether a U.S. shareholder takes them in cash or they are reinvested pursuant to the Dividend Reinvestment Plan in additional shares of the Fund. See “Dividend Reinvestment Plan” above for further details.
Fund distributions are taxable to U.S. shareholders as described above even if they are paid from income or gains earned by the Fund before a U.S. shareholder’s investment (and thus were included in the price the U.S. shareholder paid). Certain shareholders may not be subject to taxes on amounts distributed to them based on their individual circumstances, such as shareholders who are not subject to income taxes.
Taxes on Sale, Exchange, or Disposition of Common Shares
Any gain resulting from the disposition of Common Shares that is treated as a sale or exchange for U.S. federal income tax purposes generally will be taxable to U.S. shareholders as a capital gain or capital loss for U.S. federal income tax purposes.
U.S. Shareholders who offer and are able to sell all of the Common Shares they hold or are deemed to hold in response to a repurchase offer (as described above) generally will be treated as having sold their Fund shares and generally will recognize a capital gain or loss. In the case of U.S. shareholders who tender or are able to sell fewer than all of their Fund shares, it is possible that any amounts that the U.S. shareholder receives in such repurchase will be taxable as a dividend to such U.S. shareholder. In addition, there is a risk that U.S. shareholders who do not tender any of their shares for repurchase, or whose percentage interest in the Fund otherwise increases because of the repurchase offer, will be treated for U.S. federal income tax purposes as having received a taxable dividend distribution as a result of their proportionate increase in the ownership of the Fund. The Fund’s use of cash to repurchase shares could adversely affect its ability to satisfy the distribution requirements for treatment as a RIC. The Fund could also recognize income in connection with its disposition of portfolio securities to fund share repurchases. Any such income would be considered in determining whether the Fund has satisfied any applicable distribution requirements.
Backup Withholding
If you are a resident or a citizen of the United States, by law, the Fund is generally required to withhold and remit the legally required backup withholding amount (currently a flat rate of 24%) of your dividends, distributions,

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sales proceeds, and any other payments you receive from the Fund if you fail to properly furnish the Fund with your correct taxpayer identification number or social security number and make other required certifications, if you have under-reported dividend or interest income or if you are otherwise subject to backup withholding. In certain circumstances, the IRS may also require the Fund to backup withhold even when an appropriate taxpayer identification number or social security number has been provided or certified. The backup withholding rules may also apply to distributions that are properly reported as exempt-interest dividends.
General
The foregoing discussion relates solely to U.S. federal income tax laws. Dividends and distributions also may be subject to state and local taxes. Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state, local, and, where applicable, foreign taxes. Non-U.S. investors should consult their tax advisors concerning the tax consequences of ownership of Common Shares of the Fund. The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative actions.
Please see “U.S. Federal Income Tax Considerations” in the SAI for additional information regarding the tax aspects of investing in Common Shares of the Fund.
CUSTODIAN AND TRANSFER AGENT
The custodian of the assets of the Fund is U.S. Bank National Association (the “Custodian”), 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212. The Custodian holds and administers the assets in the Fund’s portfolio.
U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Fund’s transfer agent, dividend disbursement agent and shareholder servicing agent, as well as agent for the Plan. Fund Services also serves as the Fund’s administrator, providing the Fund with administrative and management services (other than investment advisory services) and accounting services, including portfolio accounting services, tax accounting services, and furnishing financial reports. In this capacity, Fund Services does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Shares.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd., 1835 Market Street, Suite 310, Philadelphia, PA 19103, serves as the independent registered public accounting firm for the Fund. Its services include auditing the Fund’s financial statements. Cohen & Co Advisory, LLC, an affiliate of Cohen & Company, Ltd., provides tax services to the Fund as requested.
LEGAL MATTERS
Certain legal matters will be passed on for the Fund by Vedder Price P.C., 222 N LaSalle St, Chicago, Illinois 60601.

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APPENDIX A
DESCRIPTION OF SECURITIES RATINGS
The Fund’s investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody’s, Standard & Poor’s, or Fitch, or, if unrated, determined by the Investment Manager to be of comparable quality). The percentage of the Fund’s assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of fixed income securities:
High Quality Debt Securities are those rated in one of the two highest rating categories (the highest category for commercial paper) or, if unrated, deemed comparable by the Investment Manager.
Investment Grade Debt Securities are those rated in one of the four highest rating categories, or, if unrated, deemed comparable by the Investment Manager.
Below Investment Grade High Yield Securities (“Junk Bonds”), are those rated lower than Baa by Moody’s, BBB by Standard & Poor’s or Fitch, and comparable securities. They are deemed predominantly speculative with respect to the issuer’s ability to repay principal and interest.
The following is a description of Moody’s, Standard & Poor’s and Fitch’s rating categories applicable to fixed income securities.
Moody’s Investors Service, Inc.
Global Long-Term Rating Scale
Ratings assigned on Moody’s global long-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of eleven months or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.
Aaa:     Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa:     Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A:     Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa:     Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba:     Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B:     Obligations rated B are considered speculative and are subject to high credit risk.
Caa:     Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca:     Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C:     Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. *

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*    By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
Medium-Term Note Program Ratings
Moody’s assigns provisional ratings to medium-term note (MTN) or similar programs and definitive ratings to the individual debt securities issued from them (referred to as drawdowns or notes).
MTN program ratings are intended to reflect the ratings likely to be assigned to drawdowns issued from the program with the specified priority of claim (e.g., senior or subordinated). To capture the contingent nature of a program rating, Moody’s assigns provisional ratings to MTN programs. A provisional rating is denoted by a (P) in front of the rating.
The rating assigned to a drawdown from a rated MTN or bank/deposit note program is definitive in nature, and may differ from the program rating if the drawdown is exposed to additional credit risks besides the issuer’s default, such as links to the defaults of other issuers, or has other structural features that warrant a different rating. In some circumstances, no rating may be assigned to a drawdown.
Moody’s encourages market participants to contact Moody’s Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.
National Scale Long-Term Ratings
Moody’s long-term National Scale Ratings (NSRs) are opinions of the relative creditworthiness of issuers and financial obligations within a particular country. NSRs are not designed to be compared among countries; rather, they address relative credit risk within a given country. Moody’s assigns national scale ratings in certain local capital markets in which investors have found the global rating scale provides inadequate differentiation among credits or is inconsistent with a rating scale already in common use in the country.
In each specific country, the last two characters of the rating indicate the country in which the issuer is located, or the financial obligation was issued (e.g., Aaa.ke for Kenya).
Aaa.n:     Issuers or issues rated Aaa.n demonstrate the strongest creditworthiness relative to other domestic issuers and issuances.
Aa.n:     Issuers or issues rated Aa.n demonstrate very strong creditworthiness relative to other domestic issuers and issuances.
A.n:     Issuers or issues rated A.n present above-average creditworthiness relative to other domestic issuers and issuances.
Baa.n:     Issuers or issues rated Baa.n represent average creditworthiness relative to other domestic issuers and issuances.
Ba.n:     Issuers or issues rated Ba.n demonstrate below-average creditworthiness relative to other domestic issuers and issuances.
B.n:     Issuers or issues rated B.n demonstrate weak creditworthiness relative to other domestic issuers and issuances.
Caa.n:     Issuers or issues rated Caa.n demonstrate very weak creditworthiness relative to other domestic issuers and issuances.
Ca.n:     Issuers or issues rated Ca.n demonstrate extremely weak creditworthiness relative to other domestic issuers and issuances.

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C.n:     Issuers or issues rated C.n demonstrate the weakest creditworthiness relative to other domestic issuers and issuances.
Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
Short-Term Obligation Ratings
The Municipal Investment Grade (MIG) scale is used for US municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. Under certain circumstances, the MIG scale is used for bond anticipation notes with maturities of up to five years.
MIG 1:     This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2:     This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3:     This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG:     This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
Demand Obligation Ratings
In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The components are a long-term rating and a short-term demand obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term demand obligation rating addresses the ability of the issuer or the liquidity provider to make payments associated with the purchase-price-upon-demand feature (“demand feature”) of the VRDO. The short-term demand obligation rating uses the Variable Municipal Investment Grade (VMIG) scale.
VMIG 1:     This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.
VMIG 2:     This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.
VMIG 3:     This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.
SG:     This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections.
Standard & Poor’s Ratings Services
Long-Term Issue Credit Ratings
Issue credit ratings are based, in varying degrees, on S&P Global Ratings’ (“S&P”) analysis of the following considerations:
·    Likelihood of payment—capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;
·    Nature and provisions of the financial obligation and the promise S&P imputes; and

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·    Protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
Issue ratings are an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
Investment Grade
AAA:     An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.
AA:     An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.
A:     An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.
BBB:     An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.
Speculative Grade
Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.
BB:     An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.
B:     An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.
CCC:     An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.
CC:     An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.
C:     An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.
D:     An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an

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obligation are not made on the date due, unless S&P believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.
NR:     This indicates that a rating has not been assigned or is no longer assigned.
Plus (+) or minus (-): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.
Short-Term Issue Credit Ratings
A-1:     A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.
A-2:     A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.
A-3:     A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.
B:     A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.
C:     A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.
D:     A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.
Dual Ratings: Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+/ A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+’).

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Active Qualifiers
S&P uses the following qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a ‘p’ qualifier, which indicates the rating addresses the principal portion of the obligation only. A qualifier appears as a suffix and is part of the rating.
L:     Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.
p:     This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.
prelim:     Preliminary ratings, with the ‘prelim’ suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P of appropriate documentation. S&P reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.
·    Preliminary ratings may be assigned to obligations and project finance issues, pending receipt of final documentation and legal opinions.
·    Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation, and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).
·    Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P’s opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.
·    Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing, or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P would likely withdraw these preliminary ratings.
·    A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.
t:     This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.
cir:     This symbol indicates a Counterparty Instrument Rating (CIR), which is a forward-looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not consider timeliness of payment.
Inactive Qualifiers (no longer applied or outstanding)
*:     This symbol indicated that the rating was contingent upon S&P receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

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c:     This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer was lowered to below an investment-grade level and/or the issuer’s bonds were deemed taxable. Discontinued use in January 2001.
G:     The letter ‘G’ followed the rating symbol when a fund’s portfolio consisted primarily of direct U.S. government securities.
i:     This suffix was used for issues in which the credit factors, terms, or both that determine the likelihood of receipt of payment of interest are different from the credit factors, terms, or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ suffix indicated that the rating addressed the interest portion of the obligation only. The ‘i’ suffix was always used in conjunction with the ‘p’ suffix, which addresses likelihood of receipt of principal. For example, a rated obligation could have been assigned a rating of ‘AAApNRi’ indicating that the principal portion was rated ‘AAA’ and the interest portion of the obligation was not rated.
pi:     This qualifier was used to indicate ratings that were based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. Such ratings did not, however, reflect in-depth meetings with an issuer’s management and therefore, could have been based on less comprehensive information than ratings without a ‘pi’ suffix. Discontinued use as of December 2014 and as of August 2015 for Lloyd’s Syndicate Assessments.
pr:     The letters ‘pr’ indicate that the rating was provisional. A provisional rating assumed the successful completion of a project financed by the debt being rated and indicates that payment of debt service requirements was largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, made no comment on the likelihood of or the risk of default upon failure of such completion.
q:     A ‘q’ subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.
r:     The ‘r’ modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an ‘r’ modifier should not be taken as an indication that an obligation would not exhibit extraordinary noncredit-related risks. S&P discontinued the use of the ‘r’ modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.
Fitch Ratings
Long-Term Credit Ratings Investment Grade
Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns, insurance companies and certain sectors within public finance, are generally assigned Issuer Default Ratings (“IDRs”). IDRs are also assigned to certain entities or enterprises in global infrastructure, project finance, and public finance. IDRs opine on an entity’s relative vulnerability to default (including by way of a distressed debt exchange) on financial obligations. The threshold default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts.
In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.
AAA:     Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of

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financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA:     Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A:     High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB:     Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.
Speculative Grade
BB:     Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business, or financial flexibility exists that supports the servicing of financial commitments.
B:     Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC:     Substantial credit risk. Very low margin for safety. Default is a real possibility.
CC:     Very high levels of credit risk. Default of some kind appears probable.
C:     Near default.
A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:
a.     the issuer has entered into a grace or cure period following non-payment of a material financial obligation;
b.     the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;
c.     the formal announcement by the issuer or their agent of a distressed debt exchange;
d.     a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent
RD:     Restricted default. ‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation but has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and has not otherwise ceased operating. This would include:
i.     the selective payment default on a specific class or currency of debt;
ii.     the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

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iii.     the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; ordinary execution of a distressed debt exchange on one or more material financial obligations.
D:     Default. ‘D’ ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business. Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.
In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.
The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. For example, the rating category ‘AA’ has three notch-specific rating levels (‘AA+’; ‘AA’; ‘AA-’; each a rating level). Such suffixes are not added to ‘AAA’ ratings and ratings below the ‘CCC’ category.
Recovery Ratings
Recovery Ratings are assigned to selected individual securities and obligations, most frequently for individual obligations of corporate finance issuers with IDRs in speculative grade categories.
Among the factors that affect recovery rates for securities are the collateral, the seniority relative to other obligations in the capital structure (where appropriate), and the expected value of the company or underlying collateral in distress.
The Recovery Rating scale is based on the expected relative recovery characteristics of an obligation upon the curing of a default, emergence from insolvency or following the liquidation or termination of the obligor or its associated collateral.
Recovery Ratings are an ordinal scale and do not attempt to precisely predict a given level of recovery. As a guideline in developing the rating assessments, the agency employs broad theoretical recovery bands in its ratings approach based on historical averages and analytical judgment, but actual recoveries for a given security may deviate materially from historical averages.
RR1:     Outstanding recovery prospects given default. ‘RR1’ rated securities have characteristics consistent with securities historically recovering 91%-100% of current principal and related interest.
RR2:     Superior recovery prospects given default. ‘RR2’ rated securities have characteristics consistent with securities historically recovering 71%-90% of current principal and related interest.
RR3:     Good recovery prospects given default. ‘RR3’ rated securities have characteristics consistent with securities historically recovering 51%-70% of current principal and related interest.
RR4:     Average recovery prospects given default. ‘RR4’ rated securities have characteristics consistent with securities historically recovering 31%-50% of current principal and related interest.
RR5:     Below average recovery prospects given default. ‘RR5’ rated securities have characteristics consistent with securities historically recovering 11%-30% of current principal and related interest.

A-9

RR6:     Poor recovery prospects given default. ‘RR6’ rated securities have characteristics consistent with securities historically recovering 0%-10% of current principal and related interest.
Short-Term Credit Ratings
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention (a long-term rating can also be used to rate an issue with short maturity). Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.
F1:     Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2:     Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
F3:     Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B:     Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C:     High short-term default risk. Default is a real possibility.
RD:     Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically, applicable to entity ratings only.
D:     Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

A-10

All dealers that buy, sell or trade the Fund’s Common Shares, whether or not participating in this offering, may be required to deliver a prospectus in accordance with the terms of the dealers’ agreements with the Fund’s Distributor.
Investors should rely only on the information contained in this prospectus. No dealer, salesperson or other individual has been authorized to give any information or to make any representations that are not contained in this prospectus. If any such information or statements are given or made, investors should not rely upon such information or representations. This prospectus does not constitute an offer to sell any securities other than those to which this prospectus relates, or an offer to sell to, or a solicitation of an offer to buy from, any person in any jurisdiction where such an offer or solicitation would be unlawful. This prospectus speaks as of the date of this prospectus. Investors should not assume that the delivery of this prospectus or that any sale made pursuant to this prospectus implies that the information contained in this prospectus will remain fully accurate and correct as of any time subsequent to the date of this prospectus.

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.
SUBJECT TO COMPLETION DATED MARCH 12, 2026
LibreMax Asset-Backed Income Fund
Class A – LMAFX
Class I – LMIFX
Class L – LMLFX
Statement of Additional Information
[ ], 2026
LibreMax Asset-Backed Income Fund (the “Fund”) is a newly organized Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company that continuously offers its common shares of beneficial interest, with no par value per share (the “Common Shares” or “Shares”), and intends to operate as an “interval fund.” The Fund currently offers Class I Shares. The Fund has received an exemptive order from the SEC that permits the Fund to offer more than one class of Shares and intends to offer two additional share classes, Class A and Class L, in the future.
This Statement of Additional Information (“SAI”) relating to the Common Shares of the Fund is not a prospectus and should be read in conjunction with the Fund’s prospectus dated [ ], 2026, as supplemented from time to time (the “Prospectus”). This SAI does not include all information that a prospective investor should consider before purchasing Common Shares, and investors should obtain and read the Prospectus prior to purchasing such shares.
LibreMax Capital, LLC (“LibreMax” or the “Investment Manager”), 601 Lexington Avenue, 30th Floor New York, New York 10022, is the investment manager to the Fund.
A copy of the Prospectus and annual report or semi-annual report for the Fund for future periods may be obtained free of charge at the telephone number and address listed below or by visiting www.libremax.com.
LibreMax Asset-Backed Income Fund
c/o U.S. Bank Global Fund Services
PO Box 219252
Kansas City, MO 64121-9252
Telephone: 1-855-965-5812
Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the Prospectus.

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THE FUND
The Fund is a newly organized Delaware statutory trust registered under the 1940 Act as a non-diversified, closed-end management investment company that intends to continuously offer Class Common Shares and operate as an “interval fund.” The Fund has received an exemptive order from the SEC that permits the Fund to issue multiple classes of its shares and to impose distribution and shareholder servicing fees. The Fund intends to offer Class A and Class L Common Shares in the future.
INVESTMENT OBJECTIVE AND POLICIES
The investment objective and general investment policies of the Fund are described in the Prospectus. Additional information concerning the characteristics of certain of the Fund’s investments, strategies and risks is set forth below. Unless a strategy or policy described below is specifically prohibited by the investment restrictions listed in the Prospectus, by the investment restrictions under “Investment Restrictions” in this SAI, or by applicable law, the Fund may engage in each of the practices described below. However, the Fund is not required to engage in any particular transaction or purchase any particular type of securities or investment even if to do so might benefit the Fund. Unless otherwise stated in the Prospectus or SAI, all investment policies of the Fund may be changed by the Board of Trustees (the “Board”) without shareholder approval. In addition, the Fund may be subject to restrictions on its ability to utilize certain investments or investment techniques due to applicable law, operational requirements, or the discretion of the Board.
Fixed Income Investments
Corporate Debt Securities
The Fund may invest in corporate debt securities. Corporate debt securities include corporate bonds, debentures, notes, and other similar instruments, including certain convertible securities. Debt securities may be acquired with warrants attached. Corporate income-producing securities also may include forms of preferred or preference stock. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate such as interest rates or other financial indications. The Fund can invest in corporate securities of any rating. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.
High Yield Investments
The Fund may invest in high yield, high risk, lower-rated debt securities, including convertible securities. Investments in such securities are subject to greater credit risks than higher rated securities. Debt securities rated below investment grade have greater risks of default than investment grade debt securities. Issuers of “junk bonds” must offer higher yields to compensate for the greater risk of default on the payment of principal and interest. The market for high yield securities is subject to substantial volatility. For example, an economic downturn may have a more significant effect on high yield securities and their markets, as well as on the ability of securities issuers to repay principal and interest, than on higher-rated securities and their issuers. Issuers of high yield securities may be of low creditworthiness and the high yield securities may be subordinated to the claims of senior lenders. During periods of economic downturn or rising interest rates the issuers of high yield securities may have greater potential for insolvency and a higher incidence of high yield bond defaults may be experienced.
The prices of high yield securities have been found to be less sensitive to interest rate changes than higher rated investments but are more sensitive to adverse economic changes or individual corporate developments because of their lower credit quality. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a high yield convertible security owned by the Fund defaults, the Fund may incur additional expenses in seeking recovery. Periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield securities and the Fund’s NAV. Yields on high yield securities will fluctuate over time. Furthermore, in the case of high yield securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more volatile than market prices of securities which pay interest periodically and in cash.

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The secondary market for high yield securities may at times become less liquid or respond to adverse publicity or investor perceptions making it more difficult for the Fund to value accurately high yield securities or dispose of them. To the extent the Fund owns or may acquire illiquid or restricted high yield securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity difficulties and judgment will play a greater role in valuation because there is less reliable and objective data available. Special tax considerations are associated with investing in high yield bonds structured as zero coupon or pay-in-kind securities. The Fund will report the interest on these securities as income even though it receives no cash interest until the security’s maturity or payment date. Further, the Fund must distribute substantially all of its income to its shareholders to qualify for pass through treatment under the tax law. Accordingly, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash or may have to borrow to satisfy distribution requirements.
Credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events the Investment Manager monitors the issuers of high yield convertible securities in the portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to attempt to assure the securities’ liquidity so the Fund can meet redemption requests. To the extent that the Fund invests in high yield securities, the achievement of its investment objective may be more dependent, on the Investment Manager’s own credit analysis than is the case for higher quality bonds. The Fund may retain a portfolio security whose rating has been changed.
The Fund may also invest in private alternative credit opportunities that may not conform to conventional loan standards applied by traditional lenders and either will not be rated or will be rated as non-investment grade by the rating agencies. The non-investment grade ratings for these assets typically result from the overall leverage of the loans, the lack of a strong operating history for the underlying loans, the borrowers’ credit history, the cash flow resulting from its assets or other factors. In addition, there may be less readily available, reliable information about senior loans and notes than is the case for many other types of securities. Any collateral used to secure a debt instrument may decline in value or become illiquid, which would adversely affect the instrument’s value. There can be no assurance that liquidation of collateral would satisfy a borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. To the extent that a debt instrument is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of the bankruptcy of the borrower.
ABS and MBS
The investment characteristics of asset-backed securities (“ABS”) and mortgage-backed securities (“MBS”) differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that the principal may be prepaid at any time because the underlying loans or other assets generally may be prepaid at any time.
Investments in subordinated MBS and ABS involve greater credit risk of default than the senior classes of the issue or series. Default risks may be further pronounced in the case of MBS and ABS secured by, or evidencing an interest in, a relatively small or less diverse pool of underlying loans. Certain subordinated securities absorb all losses from default before any other class of securities is at risk, particularly if such securities have been issued with little or no credit enhancement or equity. Such securities, therefore, possess some of the attributes typically associated with equity investments.
Mortgage loans on commercial properties often are structured so that a substantial portion of the loan principal is not amortized over the loan term but is payable at maturity and repayment of the loan principal thus often depends upon the future availability of real estate financing from the existing or an alternative lender and/or upon the current value and salability of the real estate. Therefore, the unavailability of real estate financing may lead to default.
Most commercial mortgage loans underlying MBS are effectively nonrecourse obligations of the borrower, meaning that there is no recourse against the borrower’s assets other than the collateral. If borrowers are not able or willing to refinance or dispose of encumbered property to pay the principal and interest owed on such mortgage loans, payments on the subordinated classes of the related MBS are likely to be adversely affected. The ultimate

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extent of the loss, if any, to the subordinated classes of MBS may only be determined after a negotiated discounted settlement, restructuring or sale of the mortgage note, or the foreclosure (or deed in lieu of foreclosure) of the mortgage encumbering the property and subsequent liquidation of the property. Foreclosure can be costly and delayed by litigation and/or bankruptcy. Factors such as the property’s location, the legal status of title to the property, its physical condition and financial performance, environmental risks, and governmental disclosure requirements with respect to the condition of the property may make a third party unwilling to purchase the property at a foreclosure sale or to pay a price sufficient to satisfy the obligations with respect to the related MBS. Revenues from the assets underlying such MBS may be retained by the borrower and the return on investment may be used to make payments to others, maintain insurance coverage, pay taxes or pay maintenance costs. Such diverted revenue is generally not recoverable without a court appointed receiver to control collateral cash flow.
ABS
ABS are not secured by an interest in the related collateral. Credit card receivables, for example, are generally unsecured and the debtors are entitled to the protection of a number of U.S. federal and state consumer loan laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of ABS backed by automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related ABS. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the ABS may not have a proper security interest in all of the obligations backing such ABS. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The risk of investing in ABS is ultimately dependent upon payment of consumer loans by the debtor.
The collateral supporting ABS is of shorter maturity than certain other types of loans and is less likely to experience substantial prepayments. ABS are often backed by pools of any variety of assets, including, for example, leases, mobile home loans and aircraft leases, which represent the obligations of a number of different parties and use credit enhancement techniques such as letters of credit, guarantees or preference rights. The value of an ABS is affected by changes in the market’s perception of the asset backing the security and the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing any credit enhancement, as well as by the expiration or removal of any credit enhancement.
RMBS
Holders of residential mortgage-backed securities (“RMBS”) bear various risks, including credit, market, interest rate, structural and legal risks. RMBS represent interests in pools of residential mortgage loans secured by one to four family residential mortgage loans. Such loans may be prepaid at any time. Residential mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity, although such loans may be securitized by government agencies and the securities issued are guaranteed. The rate of defaults and losses on residential mortgage loans will be affected by a number of factors, including general economic conditions and those in the geographic area where the mortgaged property is located, the terms of the mortgage loan, the borrower’s “equity” in the mortgaged property and the financial circumstances of the borrower. If a residential mortgage loan is in default, foreclosure of such residential mortgage loan may be a lengthy and difficult process and may involve significant expenses. Furthermore, the market for defaulted residential mortgage loans or foreclosed properties may be very limited.
At any one time, a portfolio of RMBS may be backed by residential mortgage loans with disproportionately large aggregate principal amounts secured by properties in only a few states or regions. As a result, the residential mortgage loans may be more susceptible to geographic risks relating to such areas, such as adverse economic conditions, adverse events affecting industries located in such areas and natural hazards affecting such areas, than would be the case for a pool of mortgage loans having more diverse property locations. In addition, the residential mortgage loans may include so called “jumbo” mortgage loans, having original principal balances that are higher

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than Fannie Mae and Freddie Mac loan balance limitations. As a result, such portfolio of RMBS may experience increased losses.
Each underlying residential mortgage loan in an issue of RMBS may have a balloon payment due on its maturity date. Balloon residential mortgage loans involve a greater risk to a lender than self-amortizing loans, because the ability of a borrower to pay such amount will normally depend on its ability to obtain refinancing of the related mortgage loan or sell the related mortgaged property at a price sufficient to permit the borrower to make the balloon payment, which will depend on a number of factors prevailing at the time such refinancing or sale is required, including the strength of the residential real estate markets, tax laws, the financial situation and operating history of the underlying property, interest rates, conditions in credit markets and general economic conditions. If the borrower is unable to make such balloon payment, the related issue of RMBS may experience losses.
Prepayments on the underlying residential mortgage loans backing an issue of RMBS will be influenced by the prepayment provisions of the related mortgage notes and may also be affected by a variety of economic, geographic and other factors, including the difference between the interest rates on the underlying residential mortgage loans (giving consideration to the cost of refinancing) and prevailing mortgage rates and the availability of refinancing. In general, if prevailing interest rates fall significantly below the interest rates on the related residential mortgage loans, the rate of prepayment on the underlying residential mortgage loans would be expected to increase. Conversely, if prevailing interest rates rise to a level significantly above the interest rates on the related mortgages, the rate of prepayment would be expected to decrease. Prepayments could reduce the yield received on the related issue of RMBS. RMBS are particularly susceptible to prepayment risks, as they generally do not contain prepayment penalties and a reduction in interest rates will increase the prepayments on the RMBS, resulting in a reduction in yield to maturity for holders of such securities.
Certain mortgage loans may be of subprime credit quality (i.e., do not meet the customary credit standards of Fannie Mae and Freddie Mac). Originators of loans make subprime mortgage loans to borrowers that typically have limited access to traditional mortgage financing for a variety of reasons, including impaired or limited past credit history, lower credit scores, high loan-to-value ratios or high debt-to-income ratios. As a result of these factors, delinquencies and liquidation proceedings are more likely with subprime mortgage loans than with mortgage loans that satisfy customary credit standards. In the event mortgage loans in a mortgage pool related to a residential security become delinquent or subject to liquidation, the related CDO (as defined below) may experience delays in receiving payment on such RMBS and may suffer losses if the related credit enhancements, if any, are insufficient to cover the delays and losses associated with such RMBS. The RMBS also may be backed by non-conforming mortgage loans that do not qualify for purchase by government-sponsored agencies, such as Fannie Mae and Freddie Mac, because of characteristics and size that do not satisfy Fannie Mae and Freddie Mac guidelines. Non-conforming mortgage loans are likely to experience rates of delinquency, foreclosure and loss that are higher, and that may be substantially higher, than mortgage loans originated in accordance with Fannie Mae or Freddie Mac underwriting guidelines. The principal differences between conforming mortgage loans and non- conforming mortgage loans include the applicable loan-to-value ratios, the credit and income histories of the related mortgagors, the documentation required for approval of the related mortgage loans, the types of properties securing the mortgage loans, the loan sizes and the mortgagors’ occupancy status with respect to the mortgaged properties. As a result of these and other factors, the interest rates charged on non-conforming mortgage loans are often higher than those charged for conforming mortgage loans. The combination of different underwriting criteria and higher rates of interest may also lead to higher delinquency, foreclosure and losses on non-conforming mortgage loans as compared to conforming mortgage loans.
RMBS may contain certain credit enhancement features intended to enhance the likelihood that holders of such securities will receive regular payments of interest and principal. If delinquencies or defaults occur on the mortgage loans underlying such RMBS, neither the related servicers nor any other entities will advance scheduled monthly payments of interest and principal on delinquent or defaulted mortgage loans if such advances are not likely to be recovered within those transactions. There can be no assurance that the credit enhancement, if any, applicable to RMBS owned by a CDO will adequately cover any shortfalls in cash available to make payments on such RMBS as a result of such delinquencies or defaults. If substantial losses occur as a result of defaults and delinquent

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payments on the mortgage loans, the Fund may suffer losses with respect to its ownership of such RMBS (or CDOs which own RMBS).
Recently, the residential mortgage market in the United States has experienced a variety of difficulties and changed economic conditions that may adversely affect the performance and market value of RMBS and CDOs backed by RMBS. Delinquencies and losses with respect to residential mortgage loans generally have increased in recent months, and may continue to increase, particularly in the subprime sector. In addition, in recent months housing prices and appraisal values in many states have declined or stopped appreciating. A continued decline or an extended flattening of those values may result in additional increases in delinquencies and losses on RMBS generally.
Another factor that may result in higher delinquency rates is the increase in monthly payments on adjustable-rate mortgage loans. Borrowers with adjustable-rate mortgage loans are being exposed to increased monthly payments when the related mortgage interest rate adjusts upward from the initial fixed rate or a low introductory rate. Borrowers seeking to avoid these increased monthly payments by refinancing their mortgage loans may no longer be able to find available replacement loans at comparably low interest rates. A decline in housing prices may also leave borrowers with insufficient equity in their homes to permit them to refinance. Furthermore, borrowers who intend to sell their homes on or before the expiration of the fixed rate periods on their mortgage loans may find that they cannot sell their properties for an amount equal to or greater than the unpaid principal balance of their loans. These events, alone or in combination, may contribute to higher delinquency rates and, as a result, adversely affect the performance and market value of RMBS and CDOs backed by RMBS.
In addition, numerous residential mortgage loan originators that originate subprime mortgage loans have recently experienced serious financial difficulties and, in some cases, bankruptcy. Those difficulties have resulted in part from declining markets for mortgage loans as well as from claims for repurchases of mortgage loans previously sold under provisions that require repurchase in the event of early payment defaults, or for material breaches of representations and warranties made on the mortgage loans, such as fraud claims. These difficulties may adversely affect the performance and market value of RMBS originated, serviced, or subserviced by these companies. As a result, the performance and market value of CDOs backed by RMBS also may be adversely affected.
The mortgage loans underlying certain of the RMBS may be structured with negative amortization features. Negative amortization arises when the mortgage payment in respect of a loan is smaller than the interest due on such loan. On any such mortgage loans, if the monthly payments are not enough to cover both the interest and principal payments on the loan, the shortfall is added to the principal balance, causing the loan balance to increase rather than decrease over time. During periods in which the outstanding principal balance of any such mortgage loan is increasing due to the addition of deferred interest, the increasing principal balance of such mortgage loan may approach or exceed the value of the related mortgage property, thus increasing the likelihood of defaults as well as the amount of any loss experienced with respect to any such mortgage loan that is required to be liquidated. Furthermore, each such mortgage loan generally provides for the payment of any remaining unamortized principal balance (due to the addition of deferred interest, if any, to the principal balance of such mortgage loan) in a single payment at the maturity of the loan. Because the related mortgagors may be required to make a larger single payment upon maturity, it is possible that the default risk associated with such mortgage loans is greater than that associated with fully amortizing mortgage loans. If the pool of mortgage loans underlying any RMBS owned by the Fund (or a CDO backed by RMBS) were to contain loans with negative amortization features, the yield on such RMBS could be adversely affected.
RMBS have structural characteristics that distinguish them from other asset-backed securities. The rate of interest payable on RMBS is often set or effectively capped at the weighted average net coupon of the underlying mortgage loans themselves, often referred to as an “available funds cap”. Other factors, such as the use of interest rate derivatives, may also affect the returns on RMBS. The U.S. Servicemembers’ Civil Relief Act of 2003, as amended (the “Relief Act”), provides relief to mortgagors who enter into active military service or who were on reserve status but are called to active duty after the origination of their mortgage loans. Under the Relief Act, during the period of a mortgagor’s active duty, the rate of interest that may be charged on such mortgagor’s loan will be capped at a rate of 6% per annum, which may be below the interest rate that would otherwise have been applicable to such mortgage loan. In light of current United States involvement in Iraq and Afghanistan, a number of mortgage loans in the mortgage pools underlying RMBS are or may become subject to the Relief Act. As a result, the

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weighted average interest rate on RMBS may be reduced. If such RMBS are subject to weighted average net coupon caps, investors’ return on their investment in such RMBS will be similarly affected.
Violations of consumer protection laws may result in losses on RMBS. Applicable state laws generally regulate interest rates and other charges, require licensing of originators and require specific disclosures. In addition, other state laws, public policy and general principles of equity relating to the protection of consumers, unfair and deceptive practices and debt collection practices may apply to the origination, servicing and collection of the loans backing RMBS. Depending on the provisions of the applicable law and the specific facts and circumstances involved, violations of these laws, policies and principles may limit the ability of the issuer of a RMBS to collect all or part of the principal of or interest on the underlying loans, may entitle a borrower to a refund of amounts previously paid and, in addition, could subject the owner of a mortgage loan to damages and administrative enforcement. The mortgage loans backing a RMBS also are subject to U.S. federal laws, including:
•the U.S. Truth in Lending Act and Regulation Z promulgated under the Truth in Lending Act, which require particular disclosures to the borrowers regarding the terms of the loans;
•the Equal Credit Opportunity Act and Regulation B promulgated under the Equal Credit Opportunity Act, which prohibit discrimination on the basis of age, race, color, sex, religion, marital status, national origin, receipt of public assistance or the exercise of any right under the Consumer Credit Protection Act, in the extension of credit;
•the Americans with Disabilities Act, which, among other things, prohibits discrimination on the basis of disability in the full and equal enjoyment of the goods, services, facilities, privileges, advantages or accommodations of any place of public accommodation;
•the Fair Credit Reporting Act, which regulates the use and reporting of information related to the borrower’s credit experience;
•the Home Ownership and Equity Protection Act of 1994, which regulates the origination of high cost loans;
•the Depository Institutions Deregulation and Monetary Control Act of 1980, which preempts certain state usury laws; and
•the Alternative Mortgage Transaction Parity Act of 1982, which preempts certain state lending laws which regulate alternative mortgage transactions.
Violations of particular provisions of these U.S. federal laws may limit the ability of the issuer of RMBS to collect all or part of the principal of or interest on the related underlying loans and in addition could subject such issuer to damages and administrative enforcement. In this event, the issuer, as a holder of such RMBS may suffer a loss.
Some of the mortgage loans backing a RMBS may have been underwritten with, and finance the cost of, credit insurance. From time to time, originators of mortgage loans that finance the cost of credit insurance have been named in legal actions brought by U.S. federal and state regulatory authorities alleging that certain practices employed relating to the sale of credit insurance constitute violations of law. If such an action were brought against such issuer with respect to mortgage loans backing such RMBS and were successful, it is possible that the borrower could be entitled to refunds of amounts previously paid or that such issuer could be subject to damages and administrative enforcement.
In addition, numerous U.S. federal and state statutory provisions, including the U.S. federal bankruptcy laws, the Relief Act and state debtor relief laws, also may adversely affect the ability of an issuer of a RMBS to collect the principal of or interest on the loans, and holders of the affected RMBS may suffer a loss if the applicable laws result in these loans becoming uncollectible.
In addition to the U.S. federal laws described above, however, a number of legislative proposals have been introduced at the U.S. federal, state and municipal levels that are designed to discourage predatory lending practices Some states have enacted, or may enact, laws or regulations that prohibit inclusion of some provisions in mortgage loans that have mortgage rates or origination costs in excess of prescribed levels, and require that borrowers be given certain disclosures prior to the consummation of such mortgage loans. In some cases, state law may impose requirements and restrictions greater than those in the Homeownership Act. An originator’s failure to comply with

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these laws could subject the issuer of a RMBS to monetary penalties and could result in the borrowers rescinding the loans underlying such RMBS. Lawsuits have been brought in various states making claims against assignees of high cost loans for violations of state law. Named defendants in these cases include numerous participants within the secondary mortgage market, including some securitization trusts,
U.S. Government Securities and Mortgage-Backed Securities
U.S. Government securities means securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities. Securities issued or guaranteed by the U.S. Government include a variety of Treasury securities (i.e., securities issued by the U.S. Government) that differ only in their interest rates, maturities and dates of issuance. Treasury Bills have maturities of one year or less. Treasury Notes have maturities of one to ten years, and Treasury Bonds generally have maturities of greater than ten years at the date of issuance. Zero coupon Treasury securities consist of Treasury Notes and Bonds that have been stripped of their unmatured interest coupons.
U.S. Government agencies or instrumentalities which issue or guarantee securities include, but are not limited to, the Federal Housing Administration, Federal National Mortgage Association, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, the Inter-American Development Bank, the Asian Development Bank, the Student Loan Marketing Association and the International Bank for Reconstruction and Development.
Except for U.S. Treasury securities, obligations of U.S. Government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase the agencies’ obligations; while still others, such as the Student Loan Marketing Association, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. If the Fund elects to invest in U.S. Government securities, then it will invest in securities of such instrumentality only when the Investment Manager is satisfied that the credit risk with respect to any instrumentality is acceptable.
Among the U.S. Government securities that the Fund may purchase are “mortgage-backed securities” or “MBS” of the Government National Mortgage Association (“Ginnie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal National Mortgage Association (“Fannie Mae”). These MBS include “pass-through” securities and “participation certificates;” both are similar, representing pools of mortgages that are assembled, with interests sold in the pool; the assembly is made by an “issuer” which assembles the mortgages in the pool and passes through payments of principal and interest for a fee payable to it. Payments of principal and interest by individual mortgagors are “passed through” to the holders of the interest in the pool. Thus, the monthly or other regular payments on pass-through securities and participation certificates include payments of principal (including prepayments on mortgages in the pool) rather than only interest payments. Timely payment of principal and interest on Ginnie Mae pass-throughs is guaranteed by the full faith and credit of the United States, but their yield is not guaranteed. Freddie Mac and Fannie Mae are both instrumentalities of the U.S. Government, but their obligations are not backed by the full faith and credit of the United States. It is possible that the availability and the marketability (i.e., liquidity) of these securities discussed in this paragraph could be adversely affected by actions of the U.S. Government to tighten the availability of its credit or to affect adversely the tax effects of owning them.
The investment characteristics of adjustable and fixed rate MBS differ from those of traditional fixed income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. As a result, if the Fund purchases MBS at a premium, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if the Fund purchases

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mortgage-backed securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity and market value.
On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of Fannie Mae and Freddie Mac and of any stockholder, officer or director of Fannie Mae and Freddie Mac with respect to Fannie Mae and Freddie Mac and the assets of Fannie Mae and Freddie Mac.
Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.
The Fund may also invest in Mortgage-Backed Securities which are collateralized mortgage obligations structured on pools of mortgage pass-through certificates or mortgage loans (“CFOs” and “REMICs”) and derivative multiple-class mortgage-backed securities (“Stripped Mortgage-Backed Securities” or “SMBSs”).
Recently, rating agencies have placed on credit watch or downgraded the ratings previously assigned to a large number of mortgage-related securities (which may include certain of the mortgage-related securities in which the Fund may in the future invest) and may continue to do so in the future. If a mortgage-related security in which the Fund is invested is placed on credit watch or downgraded, the value of the security may decline and the Fund may experience losses.
Further, the unprecedented disruption in the residential mortgage-related securities market (and in particular, the “sub-prime” residential mortgage market), the broader mortgage-related securities market and the asset-backed securities market have resulted in downward price pressures and increasing foreclosures and defaults in residential and commercial real estate. Concerns over inflation, energy costs, geopolitical issues, the availability and cost of credit, the mortgage market and a declining real estate market have contributed to increased volatility and diminished expectations for the economy and markets going forward and have contributed to dramatic declines in the housing market, with falling home prices and increasing foreclosures and unemployment, and significant asset write-downs by financial institutions. The continuation or worsening of this general economic downturn may lead to further declines in income from, or the value of, real estate, including the real estate which secures the mortgage-related securities held by the Fund. Additionally, a lack of credit liquidity and decreases in the value of real property have occurred and may continue to occur or worsen, and potentially prevent borrowers from refinancing their mortgages, which may increase the likelihood of default on their mortgage loans.
These economic conditions may also adversely affect the amount of proceeds the holder of a mortgage loan or mortgage-related securities would realize in the event of a foreclosure or other exercise of remedies. Moreover, even if such mortgage-related securities are performing as anticipated, their value in the secondary market may fall or continue to fall because of deterioration in general market conditions for such securities or other asset-backed or structured products. Trading activity associated with market indices may also drive spreads on those indices wider than spreads on mortgage-related securities, thereby resulting in a decrease in the value of such mortgage-related securities. Mortgage loans backing non-agency mortgage-related securities are more sensitive to economic factors that could affect the ability of borrowers to pay their obligations under the mortgage loans backing these securities. These economic conditions may reduce the cash flow that the Fund investing in such mortgage-related securities receives from such securities and increase the incidence and severity of credit events and losses in respect of such securities. In addition, interest rate spreads for mortgage-backed securities have widened and are more volatile when compared to the recent past due to these adverse changes in market conditions. If interest rate spreads for mortgage-related securities continue to widen following the purchase of such assets by the Fund, the market value of such securities is likely to decline and, in the case of a substantial spread widening, could decline by a substantial amount. Furthermore, these adverse changes in market conditions have resulted in a severe liquidity crisis in the market for mortgage-backed securities (including the mortgage-related securities in which certain of the Fund may invest) and increasing unwillingness by banks, financial institutions, and investors to extend credit to servicers, originators and other participants in the mortgage- related securities market for these securities and other asset-backed securities. As a result, the liquidity and/or the market value of any mortgage-related securities that are owned by the Fund may experience further declines after they are purchased by the Fund. The recent rise in the rate of foreclosures of properties has resulted in legislative, regulatory and enforcement actions seeking to prevent or restrict foreclosures.

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Actions have also been brought against issuers and underwriters of residential mortgage-backed securities collateralized by such residential mortgage loans and investors in such residential mortgage-backed securities. Future legislative or regulatory initiatives by federal, state or local legislative bodies or administrative agencies, if enacted or adopted, could delay foreclosure or the exercise of other remedies, provide new defenses to foreclosure, or otherwise impair the ability of the loan servicer to foreclose or realize on a defaulted residential mortgage loan included in a pool of residential mortgage loans backing such residential mortgage-backed securities. The nature or extent of any future limitations on foreclosure or exercise of other remedies that may be enacted is uncertain. Governmental actions that interfere with the foreclosure process, for example, could increase the costs of such foreclosures or exercise of other remedies, delay the timing or reduce the amount of recoveries on defaulted residential mortgage loans and securities backed by such residential mortgage loans owned by the Fund, and could adversely affect the yields on the mortgage-related securities owned by the Fund and could have the effect of reducing returns to the Fund that has invested in mortgage-related securities collateralized by these residential mortgage loans.
In addition, the U.S. government, including the Federal Reserve, the Treasury, and other governmental and regulatory bodies have recently taken or are considering taking actions to address the financial crisis, including initiatives to limit large-scale losses associated with mortgage-related securities held on the books of certain U.S. financial institutions and to support the credit markets generally. The impact that such actions could have on any of the mortgage-related securities held by the Fund is unknown.
TBA Purchase Commitments
TBA or “To Be Announced” purchase commitments are commitments to purchase securities for a fixed price at a future date, typically not exceeding 75 to 90 days. TBA purchase commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities. On delivery dates for such transactions, the Fund will meet its obligations from maturities or from cash flow. If the Fund chooses to dispose of the TBA security prior to its settlement, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation.
Firm Commitments
Securities may be purchased on a firm commitment basis, including when-issued securities. Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery. The Fund may sell commitments to purchase securities on a firm commitment basis before the settlement date.
Stand-by Commitments
A stand-by commitment involves the purchase of securities by the Fund together with the right to resell them to the seller or a third party at an agreed-upon price or yield within specified periods prior to their maturity dates. Such a right to resell is commonly known as a stand-by commitment, and the aggregate price which the Fund pays for securities with a stand-by commitment may increase the cost, and thereby reduce the yield, of the security. The primary purpose of this practice is to provide the Fund with liquidity as needed. Stand-by commitments involve certain expenses and risks, including the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, non-marketability of the commitment and differences between the maturity of the underlying security and the maturity of the commitment.
Dollar Rolls
TBA market participants trade TBA pools using “dollar rolls” as their financing vehicles. Dollar rolls are a form of collateralized short-term financing where the collateral consists of mortgage securities and performs a function analogous to a reverse repurchase agreement. Unlike a reverse repurchase agreement, which requires redelivery of exactly the same securities, a dollar roll is a simultaneous purchase and sale of substantially similar

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TBA securities for different settlement dates. The dealer (purchaser), who is said to “roll in” the securities received, is not required to deliver the identical securities, only securities that meet the TBA market’s good delivery guidelines (which establishes standard notification and settlement dates for TBA securities). The investor may assume some risk because the characteristics of the MBS delivered to the investor may be less favorable than the MBS the investor delivered to the dealer. Because the dealer is not obligated to return the identical MBS collateral that the investor has delivered, both parties usually transact the dollar roll with generic Fannie Mae, Freddie Mac or Ginnie Mae MBS pools that have the same or less value than the average TBA-eligible security.
A dollar rolls transaction transfers prepayment risk to the dealer. Dollar rolls offer the dealer a convenient way to obtain promised mortgage securities, avoiding much of the cost of failing to make timely delivery. The dealer is willing to pay up to the cost of failure to deliver for the short-term opportunity to borrow or purchase securities required to meet a delivery commitment. For this reason most dollar rolls are transacted close to the monthly settlement date for MBS.
Duration and Portfolio Maturity
As a measure of a fixed-income security’s cash flow, duration is an alternative to the concept of “term to maturity” in assessing the price volatility associated with changes in interest rates. Generally, the longer the duration, the more volatility an investor should expect. For example, the market price of a bond with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same bond would be expected to increase 3% if interest rates fell 1%. The market price of a bond with a duration of six years would be expected to increase or decline twice as much as the market price of a bond with a three-year duration. Duration is a way of measuring a security’s maturity in terms of the average time required to receive the present value of all interest and principal payments as opposed to its term to maturity. The maturity of a security measures only the time until final payment is due; it does not take account of the pattern of a security’s cash flows over time, which would include how cash flow is affected by prepayments and by changes in interest rates. Incorporating a security’s yield, coupon interest payments, final maturity and option features into one measure, duration is computed by determining the weighted average maturity of a bond’s cash flows, where the present values of the cash flows serve as weights. In computing the duration of the Fund, the Investment Manager will estimate the duration of obligations that are subject to features such as prepayment or redemption by the issuer, put options retained by the investor or other imbedded options, taking into account the influence of interest rates on prepayments and coupon flows. The Investment Manager will adjust the duration and maturity of the Fund’s portfolio based on the Investment Manager’s interest rate outlook.
Prepayments
Prepayments on a pool of mortgage loans are influenced by a variety of factors, including economic conditions, changes in mortgagors’ housing needs, job transfer, unemployment, mortgagors’ net equity in the mortgage properties and servicing decisions. The timing and level of prepayments cannot be predicted. Generally, however, prepayments on adjustable-rate mortgage loans and fixed rate mortgage loans will increase during a period of falling mortgage interest rates and decrease during a period of rising mortgage interest rates. Accordingly, the amounts of prepayments available for reinvestment by the Fund are likely to be greater during a period of declining mortgage interest rates. If general interest rates also decline, such prepayments are likely to be reinvested at lower interest rates than the Fund was earning on the mortgage-backed securities that were prepaid.
Collateralized Loan Obligations (“CLOs”)
A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risk associated with investing in a CLO correlates to the risk in the underlying product, including high-yield risk, interest rate risk, liquidity risk, and the risk of default. In addition to the risks associated with the underlying security, CLOs also include the risk that the distributions from the collateral may not adequately cover interest or principal payments, the quality of the CLO may decline or default, or the class of CLO may be subordinate to other classes.

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Collateralized Debt Obligations
There are a variety of different types of collateralized debt obligations (“CDOs”), including CDOs collateralized by trust preferred securities and asset-backed securities and CDOs collateralized by corporate loans and debt securities called collateralized loan obligations (“CLOs”). CDOs may issue several types of securities, including CDO and CLO equity, multi-sector CDO equity, trust preferred CDO equity and CLO debt. CDOs are subject to credit, liquidity and interest rate risks, which are each discussed in greater detail above. The CDO equity may be unrated or non-investment grade. As a holder of CDO equity, the Fund will have limited remedies available upon the default of the CDO. The Fund may be unable to find a sufficient number of attractive opportunities to meet their investment objective or fully invest their committed capital. For example, from time to time, the market for CDO transactions has been adversely affected by a decrease in the availability of senior and subordinated financing for transactions, in part in response to regulatory pressures on providers of financing to reduce or eliminate their exposure to such transactions. CDOs often invest in concentrated portfolios of assets. The concentration of an underlying portfolio in any one obligor would subject the related CDOs to a greater degree of risk with respect to defaults by such obligor and the concentration of a portfolio in any one industry would subject the related CDOs to a greater degree of risk with respect to economic downturns relating to such industry.
The value of CDOs generally fluctuates with, among other things, the financial condition of the obligors or issuers of the underlying portfolio of assets of the related CDO (“CDO Collateral”), general economic conditions, the condition of certain financial markets, political events, developments or trends in any particular industry and changes in prevailing interest rates. Consequently, holders of CDOs must rely solely on distributions on the CDO Collateral or proceeds thereof for payment in respect thereof. If distributions on the CDO Collateral are insufficient to make payments on the CDOs, no other assets will be available for payment of the deficiency and following realization of the CDOs, the obligations of such issuer to pay such deficiency generally will be extinguished. CDO Collateral may consist of high-yield debt securities, loans, asset-backed securities, and other securities, which often are rated below investment grade (or of equivalent credit quality). High-yield debt securities generally are unsecured (and loans may be unsecured) and may be subordinated to certain other obligations of the issuer thereof. The lower ratings of high-yield securities and below investment grade loans reflect a greater possibility that adverse changes in the financial condition of an issuer or in general economic conditions or both may impair the ability of the related issuer or obligor to make payments of principal or interest. Such investments may be speculative.
Subordination of CDO Debt and CDO Equity
Subordinate CDO debt generally is fully subordinated to the related CDO senior tranches. CDO equity generally is fully subordinated to any related CDO debt and is not secured by any collateral. Distributions to holders of CDO equity will generally be made solely from distributions on the assets of the CDO issuer after all other payments have been made pursuant to the priority of payments of such CDO. To the extent that any losses are incurred by a CDO in respect of its related CDO Collateral, such losses will be borne first by the holders of the related CDO equity, next by the holders of any related subordinated CDO debt and finally by the holders of the related CDO senior tranches. In addition, if an event of default occurs under the governing instrument or underlying investment, as long as any CDO senior tranches are outstanding, the holders thereof generally will be entitled to determine the remedies to be exercised under the instrument governing the CDO. Remedies pursued by such holders could be adverse to the interests of the holders of any related subordinated CDO debt and/or the holders of the related CDO equity, as applicable. Subordinate CDO debt and CDO equity represent leveraged investments in the assets of the CDO. Therefore, the leveraged nature of such securities may magnify the adverse impact on the market value of such securities caused by changes affecting the assets underlying such securities, including changes in the market value of such assets, changes in distributions on such assets, defaults and recoveries, capital gains and losses on such assets, prepayments and the availability, prices and interest rates of such assets. Accordingly, subordinate CDO debt and CDO equity may not be paid in full and may be subject to up to 100% loss.
Control by Senior CDO Debt
In a typical CDO, the most senior CDO debt (the “Controlling Class”) will control many rights under the CDO indenture and therefore, holders of subordinate CDO debt and CDO equity will have limited rights in connection with an event of default or distributions thereunder. Remedies pursued by the holders of the Controlling Class upon an event of default could be adverse to the interests of the holders of subordinate CDO debt and CDO equity. If an event of default has occurred and is continuing, the holders of CDO equity will not have any creditors’

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rights against the CDO issuer and will not have the right to determine the remedies to be exercised under the CDO indenture. There is no guarantee that any funds will remain to make distributions to the holders of subordinate CDO debt and CDO equity following any liquidation of the CDO assets and the application of the proceeds from the CDO assets to pay senior classes of CDO debt and the fees, expenses, and other liabilities payable by the CDO issuer. The Controlling Class may also have consent rights in respect of amendments and CDO manager removal rights in connection with certain events.
Mandatory Redemption of CDO Senior Tranches and CDO Debt
Under certain circumstances, cash flows from CDO Collateral that otherwise would have been paid to the holders of any related CDO debt and the related CDO equity will be used to redeem the related CDO senior tranches. This could result in an elimination, deferral or reduction in the interest payments, principal repayments or other payments made to the holders of such CDO debt or such CDO equity, which could adversely impact the returns to the holders of such CDO debt or such CDO equity.
Optional Redemption of CDO Senior Tranches and CDO Debt
An optional redemption of a CDO could require the collateral or portfolio manager of the related CDO to liquidate positions more rapidly than would otherwise be desirable, which could adversely affect the realized value of the items of CDO Collateral sold (and which in turn could adversely impact the holders of any related CDO debt, and/or the holders of the related CDO equity).
Rating Agencies
Future actions of any rating agency can adversely affect the market value or liquidity of CDOs. Rating agencies rating a CDO may change their published ratings criteria or methodologies for CDOs at any time in the future. Further, such rating agencies may retroactively apply any such new standards to the ratings of the CDO securities purchased by the Fund. Any such action could result in a substantial lowering (or even withdrawal) of any rating assigned to any such CDO security, despite the fact that such CDO security might still be performing fully to the specifications set forth for such CDO security in the related transaction documents. The rating assigned to any CDO may also be lowered following the occurrence of an event or circumstance despite the fact that the related rating agency previously provided confirmation that such occurrence would not result in the rating of such CDO being lowered. Additionally, any rating agency may, at any time and without any change in its published ratings criteria or methodology, lower or withdraw any rating assigned by it to any class of CDO security. If any rating initially assigned to any CDO security is subsequently lowered or withdrawn for any reason, holders of such security may not be able to resell their security without a substantial discount. Any reduction or withdrawal to the ratings on any class of CDO security may significantly reduce the liquidity thereof and may adversely affect the CDO issuer’s ability to make certain changes to the composition of the CDO assets since the CDO’s indenture may contain restrictions on portfolio modifications that are tied to the ratings on the CDO’s securities.
A rating agency may also revise or withdraw its ratings of a CDO security as a result of a failure by the issuer or the manager of such CDO to provide it with information requested by such rating agency or comply with any of its obligations contained in the engagement letter with such rating agency, including the posting of information provided to the rating agency on a website that is accessible by rating agencies that were not hired in connection with the issuance of the CDO securities as required by law. In addition, a CDO security may receive an unsolicited rating, which may have an adverse effect on the liquidity or the market price of such CDO security. Any such revision or withdrawal of a rating as a result of such a failure might adversely affect the liquidity and value of the CDO security.
Warehouse Agreements
The Fund may enter into warehouse agreements (“Warehouse Agreements”) with certain collateral managers, including the Investment Manager. Pursuant to such Warehouse Agreements, the Fund may provide financing, either directly or indirectly, for the purchase of assets, or may own certain assets (“Warehouse Securities”) in anticipation of such assets constituting the collateral of a CDO or other structured transaction (a “Structured Transaction”). Upon the closing of the Structured Transaction to which the Warehouse Agreement relates, the Fund may or may not purchase securities issued in such Structured Transaction. The Fund may not achieve its investment objective in financing the warehouse if the Warehouse Securities are not purchased in the

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Structured Transaction or where the Structured Transaction fails to close. A collateral manager will purchase Warehouse Securities from the warehouse for a Structured Transaction only to the extent that the collateral manager determines that such purchases are consistent with the investment guidelines of the Structured Transaction, the restrictions contained in the collateral management agreement and applicable law. If Warehouse Securities are not purchased for a Structured Transaction, depending on the terms of the Warehouse Agreement, Warehouse Securities may be liquidated, which may result in a profit or a loss to the Fund, or the Fund may take possession of the Warehouse Securities. In either case, the Fund will bear the risk that the value of such Warehouse Securities may be below their purchase price. If a Structured Transaction fails to close, in addition to the foregoing risks, the Fund may not be paid for financing the warehouse facility.
Effects of Regulation on CDO Market
Legislative or regulatory action taken by the U.S. federal government or any U.S. regulatory body (or other authority or regulatory body) in response to economic conditions or otherwise may negatively impact the liquidity and value of CDOs. For example, the “Volcker Rule” contained in the Dodd-Frank Act, which imposes limitations on the ability of banking entities and their affiliates to invest in private investment funds such as CDO issuers, may have a substantial negative impact on the liquidity and value of CDOs. No prediction can be made as to how any modifications made to the Volcker Rule will affect the liquidity and value of CDOs purchased by the Fund.
Municipal Securities
The Fund may invest in municipal securities. Municipal securities are debt obligations issued by or on behalf of states, territories and possessions of the United States, including the District of Columbia, and any political subdivisions or financing authority of any of these, the income from which is, in the opinion of qualified legal counsel, exempt from regular federal income tax. However, it is not anticipated that the Fund will be eligible to distribute exempt-interest dividends to shareholders. Municipal securities are generally issued to finance public works such as airports, bridges, highways, housing, hospitals, mass transportation projects, schools, street and water and sewer works. They are also issued to repay outstanding obligations, to raise funds for general operating expenses and to make loans to other public institutions and facilities. Municipal securities include industrial development bonds issued by or on behalf of public authorities to provide financing aid to acquire sites or construct and equip facilities for privately or publicly owned corporations.
The availability of this financing encourages these corporations to locate within the sponsoring communities and thereby increases local employment. The two principal classifications of municipal securities are “general obligation” and “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its full faith and credit and taxing power for the payment of principal and interest. Interest on and principal of revenue bonds, however, are payable only from the revenue generated by the facility financed by the bond or other specified sources of revenue. Revenue bonds do not represent a pledge of credit or create any debt of or charge against the general revenues of a municipality or public authority. Industrial development bonds are typically classified as revenue bonds.
The Fund’s investments may include, but are not limited to, the following types of municipal securities: industrial development bonds; municipal notes and bonds; serial notes and bonds sold with a series of maturity dates; tax anticipation notes and bonds sold to finance working capital needs of municipalities in anticipation of receiving taxes at a later date; bond anticipation notes sold in anticipation of the issuance of longer-term bonds in the future; pre-refunded municipal bonds refundable at a later date (payment of principal and interest on pre-refunded bonds are assured through the first call date by the deposit in escrow of U.S. government securities); and general obligation bonds secured by a municipality’s pledge of taxation. There are no restrictions on the maturity of municipal securities in which the Fund may invest. The Investment Manager will select municipal securities based upon its belief that those securities will produce current income consistent with prudent investment and the Fund’s investment objectives.
The Fund may also purchase municipal securities with variable interest rates. Variable interest rates are ordinarily stated as a percentage of the prime rate of a bank or some similar standard, such as the 91-day U.S. Treasury bill rate. Variable interest rates are adjusted on a periodic basis (i.e., every 30 days). Many variable rate municipal securities are subject to payment of principal on demand, usually in not more than seven days. If a variable rate municipal security does not have this demand feature, or the demand feature extends beyond seven

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days and the Investment Manager believes the security cannot be sold within seven days, the Investment Manager may consider the security to be illiquid. Variable interest rates generally reduce changes in the market value of municipal securities from their original purchase prices. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable rate municipal securities than for fixed-income obligations. Many municipal securities with variable interest rates are subject to repayment of principal (usually within seven days) on demand. The terms of these variable rate demand instruments require payment of principal and accrued interest from the issuer of the municipal obligations, the issuer of the participation interests, or a guarantor of either issuer.
The financial institutions from which the Fund may purchase participation interests frequently provide, or secure from other financial institutions, irrevocable letters of credit or guarantees and give the Fund the right to demand payment on specified notice (normally within 30 days) from the issuer of the letter of credit or guarantee. These financial institutions may charge certain fees in connection with their repurchase commitments, including a fee equal to the excess of the interest paid on the municipal securities over the negotiated yield at which the participation interests were purchased. By purchasing participation interests, the Fund is buying a security meeting its quality requirements and is also receiving the tax-free benefits of the underlying securities.
Yields on municipal securities depend on a variety of factors, including: the general conditions of the money market and the taxable and municipal securities markets; the size of the particular offering; the maturity of the obligations; and the credit quality of the issue. Any adverse economic conditions or developments affecting the states or municipalities could impact the Fund’s portfolio.
Equity Securities
All investments in equity securities are subject to market risks that may cause their prices to fluctuate over time. Historically, the equity markets have moved in cycles and the value of the securities in the Fund’s portfolio may fluctuate substantially from day to day. Owning an equity security can also subject the Fund to the risk that the issuer may discontinue paying dividends.
Common Stocks
A common stock represents a proportionate share of the ownership of a company and its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions. In addition to the general risks set forth above, investments in common stocks are subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. It is possible that all assets of that company will be exhausted before any payments are made to the Fund.
Convertible Securities
The Fund may invest in convertible securities. Traditional convertible securities include corporate bonds, notes and preferred stocks that may be converted into or exchanged for common stock, and other securities that also provide an opportunity for equity participation. These securities are convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other fixed income securities, the price of a convertible security generally varies inversely with interest rates. While providing a fixed income stream, a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of higher yield or capital appreciation. In such situations, each Fund may have to pay more for a convertible security than the value of the underlying common stock.
Rights and Warrants
The Fund may invest in rights and warrants. A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock, and it is issued at a predetermined price in proportion to the number of shares already owned. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the current market.

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Warrants are options to purchase equity securities at a specific price for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Hence, warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The value of warrants is derived solely from capital appreciation of the underlying equity securities. Warrants differ from call options in that the underlying corporation issues warrants, whereas call options may be written by anyone.
An investment in rights and warrants may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, although their value is influenced by the value of the underlying security, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.
Preferred Securities
The Fund may invest in two basic types of preferred securities, traditional and hybrid-preferred securities. Traditional preferred securities consist of preferred stock issued by an entity taxable as a corporation. Preferred stocks, which may offer fixed or floating rate dividends, are perpetual instruments and considered equity securities. Preferred securities are subordinated to senior debt instruments in a company’s capital structure, in terms of priority to corporate income and claim to corporate assets, and therefore will be subject to greater credit risk than debt instruments. Alternatively, hybrid-preferred securities may be issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated trust or partnership of the corporation, generally in the form of preferred interests in subordinated debentures or similarly structured securities. The hybrid-preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates. Hybrid-preferred securities are considered debt securities. Due to their similar attributes, the Investment Manager also considers senior debt perpetual issues, certain securities with convertible features as well as exchange-listed senior debt issues that trade with attributes of exchange-listed perpetual and hybrid-preferred securities to be part of the broader preferred securities market.
Preferred securities pay fixed or floating dividends to investors and have “preference” over common stock in the payment of dividends and the liquidation of a company’s assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on such preferred securities must be declared by the issuer’s board of directors. Income payments on preferred securities may be cumulative, causing dividends and distributions to accumulate even if not declared by the board of directors or otherwise made payable. In such a case, all accumulated dividends must be paid before any dividend on the common stock can be paid. However, many traditional preferred stocks are non-cumulative, in which case dividends do not accumulate and need not ever be paid. The Fund may invest in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any missed payments to its stockholders. There is no assurance that dividends or distributions on the traditional preferred securities in which the Fund invests will be declared or otherwise made payable. Preferred securities may also contain provisions under which payments must be stopped (namely, stoppage is compulsory, not discretionary). The conditions under which this occurs may relate to, for instance, capitalization levels. Hence, if a company incurs significant losses that deplete retained earnings automatic payment stoppage could occur. In some cases the terms of the preferred securities provide that the issuer would be obligated to attempt to issue common shares to raise funds for the purpose of making the preferred payments. However, there is no guarantee that the issuer would be successful in placing common shares.
Preferred stockholders usually have no right to vote for corporate directors or on other matters. Shares of traditional preferred securities have a liquidation preference that generally equals the original purchase price at the date of issuance. The market value of preferred securities may be affected by, among other factors, favorable and unfavorable changes impacting the issuer or industries in which they operate, movements in interest rates and inflation, and the broader economic and credit environments, and by actual and anticipated changes in tax laws, such as changes in corporate and individual income tax rates. Because the claim on an issuer’s earnings represented by traditional preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, the

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Fund’s holdings of higher rate-paying fixed rate preferred securities may be reduced, and the Fund may be unable to acquire securities of comparable credit quality paying comparable rates with the redemption proceeds.
Floating Rate Securities
The Fund may invest in floating rate preferred securities, which provide for a periodic adjustment in the interest rate paid on the securities. The terms of such securities provide that interest rates are adjusted periodically based upon an interest rate adjustment index. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as a change in the prime rate. Because of the interest rate reset feature, floating rate securities provide the Fund with a certain degree of protection against rises in interest rates, although the interest rates of floating rate securities will participate in any declines in interest rates as well.
Investment Companies
The Fund may invest in shares of other registered investment companies, including closed-end funds, exchange-traded funds (“ETFs”), money market mutual funds and other mutual funds in pursuit of its investment objective, in accordance with the limitations established under the 1940 Act. This may include investments in money market mutual funds in connection with the Fund’s management of daily cash positions. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations.
Section 12(d)(1)(A) of the 1940 Act generally prohibits a fund from purchasing (1) more than 3% of the total outstanding voting stock of another fund; (2) securities of another fund having an aggregate value in excess of 5% of the value of the acquiring fund; and (3) securities of the other fund and all other funds having an aggregate value in excess of 10% of the value of the total assets of the acquiring fund. There are some exceptions, however, to these limitations pursuant to certain provisions in the 1940 Act and various rules promulgated by the SEC.
Closed-End Funds
The amount of public information available about closed-end funds is generally less than for mutual funds. Consequently, the Investment Manager may make investment decisions based on information that is incomplete or inaccurate.
In addition, because closed-end funds are not redeemable at the holder’s option, such funds typically trade primarily on the secondary market. The secondary market for closed-end funds tends to be less liquid, which may adversely affect the Fund’s ability to sell its holdings of closed-end funds at attractive prices. Shares of closed-end funds frequently trade at either a premium or discount relative to their NAV. When the Fund purchases shares of a closed-end fund at a discount to its NAV, there can be no assurance that the discount will decrease. In fact, it is possible that this market discount may increase, and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the NAV of the Fund’s shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund. To the extent the Fund invests in closed-end funds, it will indirectly bear its proportionate share of any fees and expenses payable directly by the closed-end fund. Therefore, the Fund would incur higher expenses, which may be duplicative, than if the Fund did not invest in closed-end funds.
ETFs
An ETF’s market price may deviate from the value of the ETF’s underlying portfolio holdings, particularly in times of market stress, with the result that investors may pay significantly more or receive significantly less than the underlying value of the ETF shares bought or sold. This can be reflected as a spread between the bid and ask prices for the ETF quoted during the day or a premium or discount in the closing price from the ETF’s NAV. An active trading market for shares of the ETF may not develop or be maintained. In times of market stress, market makers or authorized participants may step away from their respective roles in making a market in shares of the ETF and in executing purchase or redemption orders, and that this could in turn lead to variances between the market price of the ETF’s shares and the underlying value of those shares. If securities underlying an ETF are traded outside

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of a collateralized settlement system, that there are a limited number of financial institutions that may act as authorized participants that post collateral for certain trades on an agency basis (i.e., on behalf of other market participants). To the extent that those authorized participants exit the business or are unable to process creation and/or redemption orders and no other authorized participant is able to step forward to do so, there may be a significantly diminished trading market for the ETF’s shares. In addition, this could in turn lead to differences between the market price of the ETF’s shares and the underlying value of those shares. Where all or a portion of the ETF’s underlying securities trade in a market that is closed when the market in which the ETF’s shares are listed and trading in that market is open, there may be changes between the last quote from its closed foreign market and the value of such security during the ETF’s domestic trading day. In addition, this in turn could lead to differences between the market price of the ETF’s shares and the underlying value of those shares. In stressed market conditions, the market for an ETF’s shares may become less liquid in response to deteriorating liquidity in the markets for the ETF’s underlying portfolio holdings. This adverse effect on liquidity for the ETF’s shares in turn could lead to differences between the market price of the ETF’s shares and the underlying value of those shares. Purchases and redemptions of creation units primarily with cash, rather than through in-kind delivery of portfolio securities, may cause an ETF to incur certain costs. These costs could include brokerage costs or taxable gains or losses that it might not have incurred if it had made redemption in-kind. In addition, these costs could be imposed on the ETF, and thus decrease the ETF’s net asset value, to the extent that the costs are not offset by a transaction fee payable by an authorized participant.
Subsidiaries
If the Investment Manager determines it to be appropriate or necessary, the Fund may form one or more wholly owned subsidiaries in one or more jurisdictions (each, a “Subsidiary,” and together, the “Subsidiaries”), each of which is expected to be treated as a corporation for U.S. federal income tax purposes. The Fund may invest either directly or indirectly through the Subsidiaries. The Fund will be the sole shareholder of any Subsidiary, and it is currently expected that shares of any Subsidiary will not be sold or offered to other investors.
The Fund typically expects to invest indirectly through the Subsidiaries if it believes it is desirable to do so to comply with the requirements for qualification as a RIC under the Code, or for corporate or other tax reasons.
The Subsidiaries will not be registered under the 1940 Act and will not be subject to all of the investor protections of the 1940 Act. In addition, changes in the laws of the United States and/or any jurisdiction in which a Subsidiary is formed could result in our inability or the inability of the Subsidiaries to operate as described in the Prospectus and this SAI and could adversely affect the Fund. The Fund’s Board of Trustees has oversight responsibility for the activities of the Fund, including the Fund’s investments in any Subsidiary, and the Fund’s role as the sole shareholder of any Subsidiary.
The assets of any Subsidiaries and the assets of the Fund, taken as a whole, will be subject to the same investment restrictions and limitations described in the Prospectus and this SAI, and the Subsidiary will be subject to the same compliance policies and procedures as the Fund. As a result, investments held through a Subsidiary will be considered in determining compliance with the investment policies and restrictions that apply to the management of the Fund, and, in particular, to the requirements relating to portfolio leverage, affiliated transactions and the timing and method of the valuation of any Subsidiary’s portfolio investments. The Investment Manager will manage the investments held by the Fund directly and indirectly through any Subsidiaries pursuant to a contract that complies with the 1940 Act.
Derivatives
The Fund may invest in derivatives, including options on equities, debt and stock indices (collectively, “options”), futures contracts and options on futures contracts (collectively, “futures”) and swaps. This may include credit default swaps and other credit derivatives that provide exposure to an index that tracks the price of a basket or tracks asset-backed finance investments. The Fund may make these investments as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of the Fund’s position, to create a synthetic money market position for certain tax-related purposes and to effect closing transactions. The Fund will not invest in futures for speculative purposes.
Rule 18f-4 under the 1940 Act governs the Fund’s use of derivative instruments and certain other transactions that create future payment and/or delivery obligations by the Fund. Rule 18f-4 under the 1940 Act permits the Fund to enter into Derivatives Transactions (as defined below) and certain other transactions

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notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Section 18 of the 1940 Act, among other things, prohibits closed-end funds, including the Fund, from issuing or selling any “senior security,” representing indebtedness unless the Fund subject to maintains 300% “asset coverage”. Certain other financing transaction also may be subject to such coverage requirements.
Under Rule 18f-4, “Derivatives Transactions” include the following: (1) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which the Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; (3) reverse repurchase agreements and similar financing transactions (e.g., recourse and non-recourse tender option bonds, and borrowed bonds), if the Fund elects to treat these transactions as Derivatives Transactions under Rule 18f-4; and (4) when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced (“TBA”) commitments, and dollar rolls) and non-standard settlement cycle securities, unless the Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date.
Unless the Fund is relying on the Limited Derivatives User Exception (as defined below), the Fund must comply with Rule 18f-4 with respect to its Derivatives Transactions. Rule 18f-4, among other things, requires the Fund adopt and implement a comprehensive written derivatives risk management program (“DRMP”) and comply with a relative or absolute limit on Fund leverage risk calculated based on value-at-risk (“VaR”). The DRMP is administered by a “derivatives risk manager,” who is appointed by the Fund’s Board, including a majority of Independent Trustees, and periodically reviews the DRMP and reports to the Board.
Rule 18f-4 provides an exception from the DRMP, VaR limit and certain other requirements if the Fund’s “derivatives exposure” (as defined in Rule 18f-4) is limited to 10% of its net assets (as calculated in accordance with Rule 18f-4) and the Fund adopts and implements written policies and procedures reasonably designed to manage its derivatives risks (the “Limited Derivatives User Exception”).
The requirements of Rule 18f-4 may limit the Fund’s ability to engage in derivatives transactions as part of its investment strategies. The rule also may not be effective to limit the Fund’s risk of loss. In particular, measurements of value at risk rely on historical data and may not accurately measure the degree of risk reflected in the Fund’s derivatives or other investments.
There may be additional regulation of the use of derivatives by registered investment companies, such as the Fund, which could significantly affect their use. Additional regulation of derivatives may make them more costly, limit their availability or utility, or otherwise adversely affect their performance or disrupt markets. The use of options and futures (collectively, “derivative instruments”) is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission (the “CFTC”). In addition, the Fund’s ability to use derivative instruments will be limited by tax considerations. See “Taxation.”
In addition to the instruments, strategies and risks described below and in the Prospectus, the Investment Manager may discover additional opportunities in connection with derivative instruments and other similar or related techniques. These new opportunities may become available as the Investment Manager develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new derivative instruments or other techniques are developed. The Investment Manager may utilize these opportunities to the extent that they are consistent with the Fund’s investment objective and permitted by the Fund’s investment limitations and applicable regulatory authorities.
The use of derivative instruments involves special considerations and risks which include, but are not limited to, the following:
(1)    Successful use of most derivative instruments depends upon the Investment Manager’s ability to predict movements of the overall securities markets, which requires different skills than predicting changes in the prices of individual securities. The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to distortion. Due to the possibility of distortion, a correct forecast of stock market trends by the Investment Manager may still not result in a successful transaction. The Investment Manager may be incorrect in its expectations as to the extent of market movements or the time span within which the movements take place, which, thus, may result in the strategy being unsuccessful.

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(2)    Options and futures prices can diverge from the prices of their underlying instruments. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, and from imposition of daily price fluctuation limits or trading halts.
(3)    As described below, the Fund might be required to make margin payments when it takes positions in derivative instruments involving obligations to third parties (e.g., derivative instruments other than purchased options). If the Fund were unable to close out its positions in such derivative instruments, it might be required to continue to make such payments until the position expired or matured. These requirements might impair the Fund’s ability to sell a portfolio security or make an investment when it would otherwise be favorable to do so or require that the Fund sell a portfolio security at a disadvantageous time. The Fund’s ability to close out a position in a derivative instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.
Assets used as cover or held in an account cannot be sold while the position in the corresponding derivative instrument is open unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund’s assets to cover or held in accounts could impede portfolio management or the Fund’s ability to meet repurchase requests or other current obligations.
(4)    Losses may arise due to unanticipated market price movements, lack of a liquid secondary market for any particular instrument at a particular time or due to losses from premiums paid by the Fund on options transactions.
Options on Securities and Securities Indices
The Fund may purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest or a positive change in the currency in which such securities are denominated. The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities or a specified amount of a foreign currency at a specified price during the option period. The Fund normally will purchase put options in anticipation of a decrease in the market value of securities of the type in which it may invest or a negative change in the currency in which such securities are denominated. The purchase of a put option would entitle the Fund, in return for the premium paid, to sell specified securities or a specified amount of a foreign currency at a specified price during the option period.
The Fund may purchase and sell options traded on U.S. and foreign exchanges based on the market value of the options. Although the Fund will generally purchase only those options for which there appears to be an active secondary market, there can be no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the purchase or sale of the underlying securities.
Secondary markets on an exchange may not exist or may not be liquid for a variety of reasons including: (i) insufficient trading interest in certain options; (ii) restrictions on opening transactions or closing transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances which interrupt normal operations on an exchange; (v) inadequate facilities of an exchange or the Options Clearing Corporation to handle current trading volume at all times; or (vi) discontinuance in the future by one or more exchanges for economic or other reasons, of trading of options (or of a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

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There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and result in the institution by an exchange of special procedures that may interfere with the timely execution of the Fund’s option orders.
Futures and Options on Futures
Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security or currency at a specified future time at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (contracts traded on the same exchange, on the same underlying security or index, and with the same delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain; if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain; if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations. The Fund may use futures contracts and related options for bona fide hedging purposes, such as to offset changes in the value of securities held or expected to be acquired or be disposed of or to minimize fluctuations in foreign currencies. The Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on national futures exchanges. The Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian in the prescribed amount as determined daily.
An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally, contracts are closed out prior to their expiration date.
In order to avoid leveraging and related risks, when the Fund invests in futures contracts, the Fund will cover positions by depositing an amount of cash or liquid securities equal to the market value of the futures positions held, less margin deposits, in a segregated account and that amount will be marked-to-market on a daily basis.
There are risks associated with these activities, including the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or lack of correlation between the changes in market value of the securities held and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and options on futures.
The Fund may buy and sell futures contracts and related options to manage exposure to changing interest rates and securities prices. Some strategies reduce the Fund’s exposure to price fluctuations, while others tend to increase market exposure. Futures and options on futures can be volatile instruments and involve certain risks that could negatively impact the Fund’s return. No price is paid upon entering into futures contracts. Instead, the Fund would be required to deposit an amount of cash or U.S. Treasury securities known as “initial margin.” Subsequent payments, called “variation margin,” to and from the broker, would be made on a daily basis as the value of the future position varies (a process known as “marked to market”). The margin is in the nature of performance bond or good-faith deposit on a futures contract. Futures and options on futures are taxable instruments.
Swaps
Swap agreements tend to shift the Fund’s investment exposure from one type of investment to another. For example, the Fund may enter into interest rate swaps, which involve the exchange of interest payments by the Fund with another party, such as an exchange of floating rate payments for fixed interest rate payments with respect to a notional amount of principal. If an interest rate swap intended to be used as a hedge negates a favorable interest rate movement, the investment performance of the Fund would be less than what it would have been if the Fund had not entered into the interest rate swap.

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Credit default swap contracts involve heightened risks and may result in losses to the Fund. Credit default swaps may be illiquid and difficult to value. If the Fund buys a credit default swap, it will be subject to the risk that the credit default swap may expire worthless, as the credit default swap would only generate income in the event of a default on the underlying debt security or other specified event. As a buyer, the Fund would also be subject to credit risk relating to the seller’s payment of its obligations in the event of a default (or similar event). If the Fund sells a credit default swap, it will be exposed to the credit risk of the issuer of the obligation to which the credit default swap relates. As a seller, the Fund would also be subject to leverage risk, because it would be liable for the full notional amount of the swap in the event of a default (or similar event).
The absence of a central exchange or market for swap transactions may lead, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Recent legislation requires certain swaps to be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. Although this clearing mechanism is generally expected to reduce counterparty credit risk, it may disrupt or limit the swap market and may not result in swaps being easier to trade or value. As swaps become more standardized, the Fund may not be able to enter into swaps that meet its investment needs. The Fund also may not be able to find a clearinghouse willing to accept a swap for clearing. In a cleared swap, a central clearing organization will be the counterparty to the transaction. The Fund will assume the risk that the clearinghouse may be unable to perform its obligations.
The Fund will be required to maintain its positions with a clearing organization through one or more clearing brokers. The clearing organization will require the Fund to post margin and the broker may require the Fund to post additional margin to secure the Fund’s obligations. The amount of margin required may change from time to time. In addition, cleared transactions may be more expensive to maintain than over-the-counter transactions and may require the Fund to deposit larger amounts of margin. The Fund may not be able to recover margin amounts if the broker has financial difficulties. Also, the broker may require the Fund to terminate a derivatives position under certain circumstances. This may cause the Fund to lose money.
Risks associated with the use of derivatives are magnified to the extent that an increased portion of the Fund’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives.
Credit Default Swap Agreement (“CDS”) and Credit Default Index Swap Agreement Risk (“CDX”)
The Fund may enter into credit default swap agreements, credit default index swap agreements and similar agreements as a “buyer” or as a “seller” of credit protection. The credit default swap agreement or similar instruments may have as reference obligations one or more securities that are not then held by the Fund. The protection “buyer” in a credit default swap agreement is generally obligated to pay the protection “seller” a periodic stream of payments over the term of the agreement, provided generally that no credit event on a reference obligation has occurred. In addition, at inception of the agreement, the protection “buyer” may receive or be obligated to pay an additional up-front amount depending on the current market value of the contract. With respect to credit default swap agreements whereby the Fund is a “buyer” of credit protection and that are contractually required to cash settle, the Fund sets aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations under the contracts. For credit default swap agreements where the Fund is a “buyer” of credit protection and that are contractually required to physically settle, or for credit default swap agreements whereby the Fund is deemed to be a “seller” of credit protection, the Fund sets aside the full notional value of such contracts. If a credit event occurs, an auction process is used to determine the “recovery value” of the contract. The seller then must pay the buyer the “par value” (full notional value) of the swap contract minus the “recovery value” as determined by the auction process. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund’s net cash flows over the life of the contract will be the initial up-front amount paid or received minus the sum of the periodic payments made over the life of the contract. However, if a credit event occurs, the Fund may elect to receive a cash amount equal to the “par value” (full notional value) of the swap contract minus the “recovery value” as determined by the auction process. As a seller of protection, the Fund generally receives a fixed rate of income throughout the term of the swap provided that there is no credit event. In addition, at the inception of the agreement, the Fund may receive or be obligated to pay an additional up-front amount depending on the current market value of the contract. If a credit event occurs, the Fund will be generally obligated to pay the buyer the “par value” (full notional value) of the swap contract minus the “recovery value” as determined by the auction process. Credit default swaps could result in losses if the Investment Manager does not correctly evaluate the creditworthiness of the

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underlying instrument on which the credit default swap is based. Additionally, if the Fund is a seller of a credit default swap and a credit event occurs, the Fund could suffer significant losses.
Exclusion from Definition of Commodity Pool Operator
Pursuant to amendments by the CFTC to Rule 4.5 under the Commodity Exchange Act (“CEA”), the Investment Manager intends to file a notice of exemption from registration as a “commodity pool operator” with respect to the Fund. The Fund and the Investment Manager are therefore not subject to registration or regulation as a pool operator under the CEA. To claim the Rule 4.5 exemption, the Fund is significantly limited in its ability to invest in commodity futures, options and swaps (including securities futures, broad-based stock index futures and financial futures contracts).
Short-Term, Temporary, and Cash Investments
The Fund may invest in any of the following securities and instruments:
Bank Certificates of Deposit, Bankers’ Acceptances and Time Deposits
The Fund may acquire certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers’ acceptances acquired by the Fund will be dollar denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government. If the Fund holds instruments of foreign banks or financial institutions, it may be subject to additional investment risks that are different in some respects from those incurred by a fund that invests only in debt obligations of U.S. domestic issuers. Such risks include future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located on interest income payable on the securities, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities.
Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry.
As a result of federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that the Fund may acquire.
In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under its investment objective and policies stated above and, in its Prospectus, the Fund may make interest bearing time or other interest bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period at a specified interest rate.
Savings Association Obligations
The Fund may invest in certificates of deposit (interest bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

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Commercial Paper, Short Term Notes and Other Corporate Obligations
The Fund may invest a portion of its assets in commercial paper and short term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.
Commercial paper and short term notes will consist of issues rated at the time of purchase “A-2” or higher by Standard & Poor’s (“S&P”), “Prime-1” by Moody’s Investors Service, Inc. (“Moody’s”), or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Investment Manager to be of comparable quality. These rating symbols are described in Appendix A to the Prospectus.
Illiquid Investments and Restricted Securities
To the extent consistent with the applicable liquidity requirements for interval funds under Rule 23c-3 under the 1940 Act, the Fund may invest without limit in illiquid investments. The Investment Manager may be subject to significant delays in disposing of illiquid investments, and transactions in illiquid investments may entail registration expenses and other transaction costs that are higher than those for transactions in liquid investments. The term “illiquid investments” for this purpose means any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.
Restricted securities are securities subject to legal or contractual restrictions on their resale, such as private placements. Such restrictions might prevent the sale of restricted securities at a time when the sale would otherwise be desirable. Under SEC regulations, certain restricted securities acquired through private placements can be traded freely among qualified purchasers. Investing in these restricted securities could have the effect of increasing the Fund’s illiquidity if qualified purchasers become, for a time, uninterested in buying these securities.
Restricted securities may be sold only (1) pursuant to SEC Rule 144A or another exemption, (2) in privately negotiated transactions or (3) in public offerings with respect to which a registration statement is in effect under the Securities Act of 1933, as amended (the “1933 Act”). Rule 144A securities, although not registered in the U.S., may be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a restricted security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.
Illiquid investments may be difficult to value, and the Fund may have difficulty disposing of such investments promptly. The Fund does not consider non-U.S. securities to be restricted if they can be freely sold in the principal markets in which they are traded, even if they are not registered for sale in the U.S.
Cyber Security Risk
Investment companies, such as the Fund, and its service providers may be subject to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber-attacks affecting the Fund or the Investment Manager, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its net asset value, cause the release of private shareholder information or confidential company information, impede trading, subject the Fund to regulatory fines or financial losses, and cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such portfolio companies to lose value.

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INVESTMENT RESTRICTIONS
Fundamental Investment Restrictions
Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the Fund’s outstanding Common Shares:
1.Borrow money or issue senior securities, except to the extent permitted under the 1940 Act and as interpreted, modified, or otherwise permitted from time to time by regulatory authority having jurisdiction.
2.Underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.
3.Make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the “1940 Act Laws and Interpretations”) or except to the extent that the Fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the “1940 Act Laws, Interpretations and Exemptions”)) of its investments in the securities of issuers primarily engaged in the same industry, except for asset-backed finance investments.
4.Purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments.
5.Purchase or sell physical commodities except to the extent permitted by the 1940 Act and any other governing statute, and by the rules thereunder, and by the SEC or other regulatory agency with authority over the Fund.
6.Make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by 1940 Act Laws, Interpretations and Exemptions.
7.The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and restrictions as the Fund.
Under the 1940 Act, investments of more than 25% of a fund’s total assets in one or more issuers in the same industry or group of industries constitutes concentration.
For purposes of the Fund’s fundamental restriction related to industry concentration, such restriction does not limit the Fund’s investments in (i) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or (ii) tax-exempt obligations issued by governments or political subdivisions of governments. Investments in tax-exempt municipal securities where the payment of principal and interest for such securities is derived solely from a specific project associated with an issuer that is not a governmental entity or a political subdivision of a government are subject to a Fund’s industry concentration policy. In complying with this restriction, the Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.
For purposes of the industry concentration policy, a foreign government is considered to be an industry, although currency positions are not considered to be an investment in a foreign government for these purposes. Further, for purposes of the Fund’s fundamental restriction related to industry concentration, the fundamental policy will be interpreted in accordance with public interpretations of the SEC and its staff pertaining to concentration from time to time. The fundamental policy will be interpreted to give broad authority to the Fund as to how to classify issuers within or among either industries or groups of related industries. The Fund currently utilizes any one or more industry classifications assigned by one or more widely recognized market indexes or rating group indexes, and/or as reasonably determined by the Investment Manager. The definition of what constitutes a particular “industry” is an evolving one, particularly for industries or sectors within industries that are new or are undergoing rapid development. Some securities could reasonably fall within more than one industry category. To the extent that an underlying investment company in which the Fund invests has adopted a policy to concentrate its investments in a particular industry, the Fund will, to the extent applicable, take such underlying investment company’s concentration policy into consideration for purposes of the Fund’s own industry concentration policy.

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For the purposes of the Fund’s fundamental restriction related to real estate, such restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The extent to which the Fund can invest in real estate is set out in the investment strategies described in the Fund’s prospectus or this SAI. For purposes of the Fund’s fundamental restriction regarding loans, such restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests. For purposes of the Fund’s fundamental restriction related to loans above, made by the Fund, current SEC staff interpretations under the 1940 Act prohibit a fund from lending more than one-third of its total assets.
For purposes of the Fund’s fundamental restriction related to physical commodities, the Fund is currently permitted to invest in futures, options, swaps and other instruments on physical commodities and the 1940 Act does not prohibit a fund from owning commodities or contracts related to commodities. The extent to which the Fund can invest in futures, options, swaps and other instruments on physical commodities, and/or commodities or contracts related to commodities is set out in the investment strategies described in the Fund’s Prospectus, this SAI, and as permitted by the Fund’s fundamental restriction.
For purposes of the Fund’s fundamental restriction related to senior securities above, the 1940 Act prohibits a fund from issuing a “senior security,” which is generally defined as any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, or any stock of a class having priority over any other class of the Fund’s shares with respect to the payment of dividends or the distribution of Fund assets, except in compliance with certain asset coverage and other requirements.
In addition, the Fund has adopted the following fundamental policies with respect to repurchase offers, which may not be changed without the approval of the holders of a majority of the Fund’s outstanding Common Shares:
(a)    The Fund will make quarterly repurchase offers pursuant to Rule 23c-3 under the 1940 Act, as it may be amended from time to time.
(b)    The Fund will repurchase shares that are tendered by a specific date (the “Repurchase Request Deadline”), which will be established by the Board in accordance with Rule 23c-3, as amended from time to time. Rule 23c-3 requires the Repurchase Request Deadline to be no less than 21 and no more than 42 days after the Fund sends notification to shareholders of the repurchase offer.
(c)    There will be a maximum fourteen (14) calendar day period (or the next business day if the 14th calendar day is not a business day) between the Repurchase Request Deadline and the date on which the Fund’s net asset value (“NAV”) applicable to the repurchase offer is determined (the “Repurchase Pricing Date”).
Non-Fundamental Investment Restrictions
Non-fundamental investment restrictions may be changed without shareholder approval.
1.In complying with the fundamental investment restriction regarding borrowing money and issuing senior securities, the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings).
2.The Fund may not acquire any securities of other investment companies, except as permitted by the 1940 Act and the rules, regulations and any applicable exemptive order issued thereunder.
3.Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in ABF Investments (as defined below) in securities and other investments that the Investment Manager believes are, at the time of investment, considered to be ABF Investments (the “80% Policy”). ABF Investments consist of private asset-backed finance products and traded structured credit products, including, but not limited to, loans, leases, mortgages, and other receivables across a broad array of asset classes.
For purposes of the Fund’s fundamental and non-fundamental policies, “assets” means net assets, plus the amount of any borrowings for investment purposes. Derivatives and other instruments that provide exposure to the types of investments suggested by the Fund’s name may also be counted towards the 80% Policy. In addition,

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derivatives transactions that provide investment exposure to one or more of the market risk factors associated with the Fund’s name may be counted towards the 80% Policy. The Fund will provide written notice to its shareholders prior to any change to this policy, as required by the 1940 Act Laws, Interpretations and Exemptions.
It is the intention of the Fund, unless otherwise indicated, that with respect to the Fund’s policies that are a result of application of law, the Fund will take advantage of the flexibility provided by rules or interpretations of the SEC or its staff currently in existence or promulgated in the future, or changes to such laws.
The Fund is permitted to change its 80% Policy without a shareholder vote, provided the Fund conducts a repurchase offer prior to the change, the Fund provides at least 60 days’ prior notice of any change in the policy in advance of the offer, the offer is not oversubscribed, and the Fund purchases shares at their net asset value.
Other Information Regarding Investment Restrictions
Subject to the Fund’s self-imposed limitations, if any, as they may be amended from time to time, the Fund interprets its policies with respect to leverage and borrowing, issuing senior securities, and lending to permit such activities as may be lawful for the Fund, to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to exemptive order of the SEC.
Currently, under the 1940 Act, the Fund may generally not lend money or property to any person, directly or indirectly, if such person controls or is under common control with the Fund, except for a loan from the Fund to a company that owns all the outstanding securities of the Fund, except directors’ and qualifying shares.
The phrase “shareholder approval,” as used in the Prospectus and this SAI, and the phrase a “majority of the outstanding,” when used with respect to particular shares of the Fund (whether voting together as a single class or voting as separate classes), means (i) 67% or more of such shares present at a meeting, if the holders of more than 50% of such shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less.
Unless otherwise indicated, all limitations applicable to the Fund’s investments (as stated above and elsewhere in this SAI or in the Prospectus) apply only at the time a transaction is entered into. Any subsequent change in the percentage of the Fund’s assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Fund’s total assets, will not require the Fund to dispose of an investment.
Under the Fund’s policy in paragraph (4) above in “Fundamental Investment Restrictions,” for example, where the Fund purchases a loan or other security secured by real estate or interests therein, in the event of a subsequent default, foreclosure, or similar event, the Fund may take possession of and hold the underlying real estate in accordance with its rights under the initial security and subsequently sell or otherwise dispose of such real estate.
Under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed.
From time to time, the Fund may voluntarily participate in actions (for example, rights offerings, conversion privileges, exchange offers, credit event settlements, etc.) including, but not limited to, where the issuer or counterparty offers securities or instruments to holders or counterparties, such as the Fund, and the acquisition is determined to be beneficial to Fund shareholders (“Voluntary Action”). Notwithstanding any percentage investment limitation listed under this “Investment Restrictions” section or any percentage investment limitation of the 1940 Act or rules thereunder, if the Fund has the opportunity to acquire a permitted security or instrument through a Voluntary Action, and the Fund will exceed a percentage investment limitation following the acquisition, it will not constitute a violation if, prior to the receipt of the securities or instruments and after announcement of the offering, the Fund sells an offsetting amount of assets that are subject to the investment limitation in question at least equal to the value of the securities or instruments to be acquired.
Unless otherwise indicated, all percentage limitations on Fund investments (as stated throughout this SAI or in the Prospectus) that are not: (i) specifically included in this “Investment Restrictions” section; or (ii) imposed by the 1940 Act, rules thereunder, Internal Revenue Code of 1986, as amended (the “Code”) or related regulations (the “Elective Investment Restrictions”), will apply only at the time of investment unless the acquisition is a

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Voluntary Action. The percentage limitations and absolute prohibitions with respect to Elective Investment Restrictions are not applicable to the Fund’s acquisition of securities or instruments through a Voluntary Action.
The Fund may engage in roll-timing strategies where the Fund seeks to extend the expiration or maturity of a position, such as a forward contract, futures contract or to-be-announced (“TBA”) transaction, on an underlying asset by closing out the position before expiration and contemporaneously opening a new position with respect to the same underlying asset that has substantially similar terms except for a later expiration date. Such “rolls” enable the Fund to maintain continuous investment exposure to an underlying asset beyond the expiration of the initial position without delivery of the underlying asset. Similarly, the Fund may “roll” an existing OTC swap agreement by closing out the position before expiration and contemporaneously entering into a non-OTC swap agreement on the same underlying asset with substantially similar terms except for a later expiration date, regardless of whether zero, one or both legs of the roll are cleared. These types of new positions opened contemporaneous with the closing of an existing position on the same underlying asset with substantially similar terms are collectively referred to as “Roll Transactions.” Elective Investment Restrictions (defined in the preceding paragraph), which normally apply at the time of investment, do not apply to Roll Transactions (although Elective Investment Restrictions will apply to the Fund’s entry into the initial position). In addition, and notwithstanding the foregoing, for purposes of this policy, those Non-Fundamental Investment Restrictions that are considered Elective Investment Restrictions for purposes of the policy on Voluntary Actions (described in the preceding paragraph) are also Elective Investment Restrictions for purposes of this policy on Roll Transactions. The Fund will test for compliance with Elective Investment Restrictions at the time of the Fund’s initial entry into a position, but the percentage limitations and absolute prohibitions set forth in the Elective Investment Restrictions are not applicable to the Fund’s subsequent acquisition of securities or instruments through a Roll Transaction.
MANAGEMENT OF THE FUND
Trustees and Officers
The business of the Fund is managed under the oversight of the Board. Subject to the provisions of the Fund’s Agreement and Declaration of Trust, as may be amended from time to time (the “Declaration”), its Bylaws, as may be amended from time to time (the “Bylaws”) and Delaware law, the Trustees have all powers necessary and convenient to carry out their responsibilities, including the election and removal of the Fund’s officers.
Board Leadership Structure. The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. The Board is currently composed of four Trustees, all of whom are not “interested persons” of the Fund (as that term is defined by Section 2(a)(19) of the 1940 Act) (the “Independent Trustees”). The Board has established two standing committees, an Audit Committee and a Nominating and Governance Committee, each of which are discussed in greater detail under “Committees of the Board of Trustees” below. Each of the Audit Committee and the Nominating and Governance Committee is composed entirely of Independent Trustees.
The Board Chair, Jeannette L. Lewis, is an Independent Trustee.
In accordance with the fund governance standards prescribed under the 1940 Act, the Independent Trustees on the Nominating and Governance Committee select and nominate all candidates for Independent Trustee positions. Each Trustee was appointed to serve on the Board because of his or her experience, qualifications, attributes, and skills as set forth in the subsection “Trustee Qualifications” below.
The Board reviews its structure regularly considering the characteristics and circumstances of the Fund, including: the unaffiliated nature of the Investment Manager; the net assets of the Fund; the committee structure of the Fund; and the independent distribution arrangement of the Fund.
Given the specific characteristics and circumstances of the Fund as described above, the Fund has determined that the Board’s leadership structure is appropriate.
Risk Oversight. The Fund has retained the Investment Manager to provide investment advisory services. The Investment Manager and the Fund’s other service providers have adopted policies, processes, and procedures to identify, assess and manage different types of risks associated with the Fund’s activities. The Board oversees the performance of these functions by the Investment Manager and the Fund’s other service providers, both directly and through the committee structure it has established. The Board receives from the Investment Manager and other

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service providers a wide range of reports, both on a regular and as-needed basis, relating to the Fund’s activities and to the actual and potential risks of the Fund. These include reports on investment and market risks, custody and valuation of Fund assets, compliance with applicable laws, and the Fund’s financial accounting and reporting. The Board also regularly will receive, from the Fund’s principal underwriter or Investment Manager, reports regarding distribution, sales and marketing of the Fund’s shares. In addition, the Board meets periodically with the individual portfolio managers of the Fund or their delegates to receive reports regarding the portfolio management of the Fund and its performance, including its investment risks.
In addition, the Board has appointed a Chief Compliance Officer (“CCO”). The CCO oversees the development of compliance policies and procedures that are reasonably designed to prevent violations of the federal securities laws (“Compliance Policies”). The CCO reports directly to the Independent Trustees, interacts with individuals within the Investment Manager’s organization, and will provide presentations to the Board at its quarterly meetings and an annual report on the application of the Compliance Policies. The Board will periodically discuss relevant risks affecting the Fund with the CCO at these meetings. The Board has approved the Compliance Policies and reviews the CCO’s reports. Further, the Board annually reviews the sufficiency of the Compliance Policies, as well as the appointment and compensation of the CCO.
The Board recognizes that the reports it will receive concerning risk management matters are, by their nature, typically summaries of the relevant information. Moreover, the Board recognizes that not all risks that may affect the Fund can be identified in advance; that it may not be practical or cost-effective to eliminate or mitigate certain risks; that it may be necessary to bear certain risks (such as investment-related risks) in seeking to achieve the Fund’s investment objective; and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.
The Trustees and officers of the Fund, their year of birth, the positions they hold with the Fund, their term of office and length of time served, a description of their principal occupations during the past five years, the number of portfolios in the Fund Complex (as defined below) that the Trustee oversees and any other public company directorships held by the Trustee are listed in the two tables immediately following. Except as shown, each Trustee’s and officer’s principal occupation and business experience for the last five years have been with the employer(s) indicated, although in some cases the Trustee may have held different positions with such employer(s).
The charts below identify the Trustees and executive officers of the Fund. Unless otherwise indicated, the address of all persons below is c/o U.S. Bank Global Fund Services, 615 East Michigan Street Milwaukee, Wisconsin 53202.
Trustees

Name and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee During the Past 5 Years
Independent Trustees(3)
P. Bradley Adams Year of Birth: 1960	Trustee	Indefinite Term; Since June 2025	Managing Director of Fund Operations, TortoiseEcofin Investments, LLC (2005–2024)	1	Rockefeller Municipal Opportunities Fund (since 2024); Regan Capital Alternative Income Fund (since 2025); and Aristotle Pacific Enhanced CLO Income Fund (since 2025)

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Name and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee During the Past 5 Years
Stephen P. Ban Year of Birth: 1962	Trustee	Indefinite Term; Since June 2025	Adjunct Professor, Quinlan School of Business, Loyola University of Chicago (since 2022); Senior Advisor, Corporate Coalition of Chicago (2020–2025); Managing Director, Investment Solutions, Hightower Advisors, LLC, (2021-2022); Senior Managing Director, Business Development and Portfolio Advisory, Nuveen (2009–2020)	1	Rockefeller Municipal Opportunities Fund (since 2024); Regan Capital Alternative Income Fund (since 2025); and Aristotle Pacific Enhanced CLO Income Fund (since 2025)
Jeannette L. Lewis Year of Birth: 1963	Trustee	Indefinite Term; Since June 2025	Founder, J Lewis Consulting Services, L.L.C. (since 2024); Associate General Counsel, William Blair & Company, L.L.C. (October 2014–September 2023)	1	Rockefeller Municipal Opportunities Fund (since 2024); Origin Real Estate Credit Fund (since 2025); Regan Capital Alternative Income Fund (since 2025); and Aristotle Pacific Enhanced CLO Income Fund (since 2025)
Marie C. Winters Year of Birth: 1952	Trustee	Indefinite Term; Since June 2025	Senior Vice President, Co-Head of Corporate Credit Research, Northern Trust Asset Management (2014–2022)	1	Rockefeller Municipal Opportunities Fund (since 2024); Regan Capital Alternative Income Fund (since 2025); and Aristotle Pacific Enhanced CLO Income Fund (since 2025)
(1) Under the Fund’s Declaration, a Trustee serves during the continued lifetime of the Fund until he or she dies, retires, resigns or is removed, or, if sooner, until the election and qualification of his or her successor.
(2) The term “Fund Complex” as used herein includes the Fund and any other registered investment company (i) that holds itself out to investors as a related company for purposes of investment and investor services; or (ii) for which the Investment Manager or an affiliate of the Investment Manager serves as primary investment adviser.
(3) “Independent Trustees” are those Trustees who are not “interested persons” of the Fund (as defined in Section 2(a)(19) of the 1940 Act).
Officers

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years
Benjamin J. Eirich Year of Birth: 1981	President and Principal Executive Officer	Indefinite Term; Since June 2025	Vice President, U.S. Bank Global Fund Services (2005–present)

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Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years
Alyssa M. Bernard Year of Birth: 1988	Secretary	Indefinite Term; Since June 2025	Vice President, U.S. Bank Global Fund Services (2025–present and 2021–2023); General Counsel, Empowered Funds, LLC (2023–2025); Assistant Vice President, U.S. Bank Global Fund Services (2018–2021)
Mark S. Spencer Year of Birth: 1960	Treasurer and Principal Financial Officer	Indefinite Term; Since June 2025	Assistant Vice President, U.S. Bank Global Fund Services (2022–present); Assistant Treasurer for Foresters Investment Management Company (1986–2020); Independent Consultant (financial services) (2020)
Diane K. Miller Year of Birth: 1972	Chief Compliance Officer and Anti-Money Laundering Compliance Officer	Indefinite Term; Since June 2025	Vice President, U.S. Bank Global Fund Services (2023–present); Chief Compliance Officer, Christian Brothers Investment Services (2017–2022)
Zachary C. Stone Year of Birth: 1997	Assistant Treasurer	Indefinite Term; Since June 2025	Officer, U.S. Bank Global Fund Services (2022–present); Mortgage Loan Closer, UW Credit Union (2020–2022)
(1) Under the Fund’s Bylaws, an officer serves until his or her successor is elected or qualified, or until he or she sooner resigns or is removed. Officers hold office at the pleasure of the Trustees.
Each of the Fund’s executive officers is an “interested person” of the Fund (as defined in Section 2(a)(19) of the 1940 Act) because of his or her position(s) set forth in the table above.
Trustee Qualifications
The Board believes that each of the Trustees has the qualifications, experience, attributes, and skills appropriate to his or her service as a Trustee of the Fund considering the Fund’s business and structure. The Trustees have substantial business and professional backgrounds that indicate they can critically review, evaluate and assess information provided to them. Certain of these business and professional experiences are set forth in detail in the table above. The Board annually conducts a “self-assessment” wherein the effectiveness of the Board and the individual Trustees is reviewed.
Many of the Trustees’ qualifications to serve on the Board involve intangible elements, such as intelligence, integrity, work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment, the ability to ask incisive questions, and commitment to shareholder interests. The Board has determined that the Trustees have the appropriate attributes and experience to continue to serve effectively as Trustees of the Fund. The Board considered, among other factors, the particular types of attributes and experience of each Trustee described below:
P. Bradley Adams — Mr. Adams’ experience as a senior executive and an investment professional of an investment adviser, as Chief Executive Officer and Investment Committee member for closed-end and interval funds, and as Chief Financial Officer, Treasurer and Principal Accounting Officer for closed-end funds, as well as his experience as a mutual fund trustee.
Stephen P. Ban — Mr. Ban’s experience as a senior executive of an investment adviser, as a senior executive of a wealth management firm, and as a professor of finance, as well as his experience as a senior advisor of a non-profit organization.
Jeannette L. Lewis — Ms. Lewis’ professional training and experience as an attorney, as well as her experience as an entrepreneur and consultant in the financial services industry and as legal counsel to an investment adviser.

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Marie C. Winters — Ms. Winters’ experience as a senior executive and an investment professional of an investment adviser, as well as her experience as an independent director of the Board of Directors of Fitch Ratings.
Committees of the Board of Trustees
Audit Committee. The Fund has an Audit Committee, which is composed of the Messrs. Adams and Ban and Mses. Lewis and Winters, each of whom is an Independent Trustee. The Audit Committee (1) provides oversight with respect to the Fund’s accounting and financial reporting policies and procedures, the integrity of the Fund’s financial statements, the independent registered public accounting firm’s qualifications, independence and performance, and the internal audit function; (2) determines the selection of the independent registered public accounting firm for the Fund; (3) approves all audit and permissible non-audited services that are provided to the Fund by the independent registered public accounting firm; and (4) approves certain non-audit services provided by the independent registered public accounting firm to the Investment Manager and certain affiliated entities. P. Bradley Adams serves as the Audit Committee Chair and is designated as the Audit Committee’s “audit committee financial expert.” Because the Fund has not yet commenced operations, the Audit Committee has not yet met or taken any action with respect to the Fund as of the date of this SAI.
Nominating and Governance Committee. The Fund has a Nominating and Governance Committee, which is composed of Messrs. Adams and Ban and Mses. Lewis and Winters, each of whom is an Independent Trustee. The Nominating and Governance Committee is responsible for selecting individuals who would qualify to serve as Independent Trustees, nominating trustees for Board membership, reviewing committee membership, reviewing insurance arrangements, reviewing Independent Trustee compensation and overseeing the administration of Board governance policies. The Nominating and Governance Committee considers criteria for selecting candidates sufficient to identify a diverse group of qualified individuals to serve as trustees.
The Nominating and Governance Committee will consider trustee nominees recommended by shareholders for vacancies or newly created trustee positions on the Board. Recommendations by shareholders for consideration by the Nominating and Governance Committee should be sent in writing to the Fund, to the attention of the Secretary of the Fund, at the address of the principal executive offices of the Fund (a “Shareholder Recommendation”). The procedures a shareholder must follow to submit a Shareholder Recommendation, as well as the required information to be included in a Shareholder Recommendation, are set forth in Appendix A to the Fund’s Nominating and Governance Committee Charter, which is attached as Appendix A to this SAI. Shareholder Recommendations will be accepted on an ongoing basis and such recommendations will be kept on file for consideration when there is a vacancy or a newly created trustee position on the Board.
Marie C. Winters serves as the Nominating and Governance Committee Chair. Because the Fund has not yet commenced operations, the Nominating and Governance Committee has not yet met or taken any action with respect to the Fund as of the date of the SAI.
Securities Ownership
For each Trustee, the following table discloses the dollar range of equity securities in the Fund beneficially owned by the Trustee and, on an aggregate basis, in any registered investment companies overseen by the Trustee within the Fund’s family of investment companies as of December 31, 2025:

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
P. Bradley Adams	None	None
Stephen P. Ban	None	None
Jeanette L. Lewis	None	None
Marie C. Winters	None	None
To the Fund’s knowledge, as of the date of this SAI, the Trustees and their immediate family members did not own securities beneficially in an investment adviser or principal underwriter of the Fund, or a person (other than

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a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund.
As of the date of this SAI the Fund’s officers and Trustees did not own any outstanding Common Shares.
Trustees’ Compensation
Each Independent Trustee receives an annual retainer of $14,000 for such Trustee’s service on the Board of the Fund, payable quarterly; the Independent Board Chair receives an additional annual retainer of $2,500, payable quarterly; the Audit Committee Chair receives an additional annual retainer of $1,500, payable quarterly; and the Nominating and Governance Committee Chair receives an additional annual retainer of $1,000, payable quarterly. The Fund has no employees.
The Trustees do not currently receive any pension or retirement benefits from the Fund or the Fund Complex.
Codes of Ethics
The Fund and the Investment Manager have each adopted a code of ethics under Rule 17j-1 under the 1940 Act. These codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund. The codes of ethics are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov. The Fund’s principal underwriter is not required to adopt a code of ethics pursuant to the exception provided in Rule 17j-1(c)(3) under the 1940 Act.
PORTFOLIO MANAGERS
Other Accounts Managed
The portfolio manager who is primarily responsible for the day-to-day management of the Fund also manages the other registered investment companies, other pooled investment vehicles and/or other accounts indicated below. The following table identifies, as of December 31, 2025: (i) the number of other registered investment companies, pooled investment vehicles and other accounts managed by the portfolio managers (exclusive of the Fund); and (ii) the total assets of such other companies, vehicles and accounts, and the number and total assets of such companies, vehicles and accounts with respect to which the management fee is based on performance.

	Total Number of Other Accounts	Total Assets of All Other Accounts	Number of Other Accounts Paying a Performance Fee	Total Assets of Other Accounts Paying a Performance Fee
Greg Lippmann
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	19	$7,636,044,090	16	$5,022,942,222
Other Accounts	8	$1,218,232,621	5	$447,632,385
Conflicts of Interest
To address and manage potential conflicts of interest, the Investment Manager has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of its clients is treated on a fair and equitable basis. Such policies and procedures include, but are not limited to, investment and trade aggregation and allocation policies and oversight by the Investment Manager’s compliance team.
Portfolio Manager Compensation
Portfolio manager compensation is determined on a base salary and discretionary bonus structure. Portfolio managers are not compensated based on the performance of the Fund. The discretionary bonuses of the portfolio managers are determined by the management committee of the Investment Manager based on the performance of the employee, the performance of the Investment Manager and the market environment.

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Securities Ownership
As of the date of this SAI, the portfolio manager did not own shares of the Fund.
Proxy Voting Policies and Procedures
The Board has adopted Proxy Voting Policies and Procedures (the “Policies”) on behalf of the Fund which delegate the responsibility for voting proxies to the Investment Manager, subject to the Board’s continuing oversight. The Policies require that the Investment Manager vote proxies received in a manner consistent with the best interests of the Fund. The Policies also require the Investment Manager to present to the Board, at least annually, the Investment Manager’s Policies and a report on the resolution of all proxies identified by the Investment Manager as involving a conflict of interest.
The Investment Manager generally will vote such proxies when they arise. To the extent the Investment Manager determines that it is in the best interest of clients to abstain from voting, the Investment Manager CCO will document the basis for such decisions.
The Investment Manager will make all preliminary determinations as to how to vote proxies related to securities in the portfolio. The Investment Manager will analyze the merits of each proxy to determine how the Investment Manager should vote. The Investment Manager will determine if there are any potential conflicts of interest raised by voting recommendations. Examples of potential conflicts of interest include:
•Voting in accordance with the Investment Manager’s recommendation where the proxy company or one of its benefit plans has an institutional separate account relationship with the Investment Manager or a large investment in one of the Investment Manager’s investment funds;
•The Investment Manager having a material business relationship with a proponent of a proxy proposal, participants in a proxy contest or directors or nominee directors of a portfolio company; and
•An employee of the Investment Manager having a personal interest in the outcome of a particular proxy proposal.
•If a conflict is perceived to be material, the Investment Manager may resolve such conflict by delegating the voting decision to an independent third party or otherwise in accordance with its procedures.
When available, information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (1) without charge, upon request, by calling 1-855-965-5812, (2) at www.libremax.com or (3) on the SEC’s website at www.sec.gov.
DISTRIBUTION OF FUND SHARES
Quasar Distributors, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (dba ACA Group) (the “Distributor”) is the principal underwriter and distributor of the Fund’s shares pursuant to a distribution agreement (the “Distribution Agreement”) with the Fund. The Distributor, located at 190 Middle Street, Suite 301, Portland, Maine 04101, is a broker-dealer registered with the SEC and is a member of FINRA. All account inquiries should be mailed to the Fund’s transfer agent and should not be mailed to the Distributor.
The Distributor acts as the distributor of Common Shares for the Fund on a best-efforts basis (meaning the Distributor shall use commercially reasonable efforts to distribute the Common Shares), subject to various conditions, pursuant to the terms of the Distribution Agreement. The Distributor is not obligated to sell any specific amount of Common Shares of the Fund. Common Shares of the Fund are continuously offered through the Distributor. As discussed below, the Fund may authorize one or more intermediaries (e.g., broker-dealers and other financial firms) to receive orders on its behalf. The Common Shares will be offered at NAV per share (plus any applicable sales charge) calculated each regular business day. Please see “Net Asset Value” below.
The Fund and the Distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Fund or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Fund or for other reasons such as compliance with anti-money laundering or sanctions obligations and requirements.

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The Fund generally does not offer or sell its shares outside of the United States, except to certain investors in approved jurisdictions and in conformity with local legal requirements.
Common Shares are not listed for trading on any securities exchange. There is currently no secondary market for the Common Shares and the Fund does not anticipate that a secondary market will develop for its Common Shares. Investors should consider Common Shares of the Fund to be an illiquid investment. Neither the Investment Manager nor the Distributor intends to make a market in the Common Shares.
The Distribution Agreement became effective upon the Distributor’s commencement of services as the principal underwriter of the Fund for the distribution of Shares of the Fund and will continue in effect for an initial two-year term. Thereafter, the Distribution Agreement continues in effect from year to year provided such continuance is specifically approved at least annually by (i) the vote of a majority of the outstanding voting securities of the Fund or a majority of the Board and (ii) the vote of a majority of the Independent Trustees of the Fund, cast in person at a meeting called for the purpose of voting on such approval.
The Fund has agreed to indemnify the Distributor and certain of the Distributor’s affiliates against certain liabilities, including certain liabilities arising under the 1933 Act. To the extent consistent with applicable law, the Distributor has agreed to indemnify the Fund and each Trustee against certain liabilities, including certain liabilities under the 1933 Act and in connection with the services rendered to the Fund.
Share Classes
The Fund has received an exemptive order from the SEC that permits the Fund to issue multiple classes of its shares and to impose distribution and shareholder servicing fees. The Fund currently offers Class I Common Shares and intends to offer Class A and Class Common Shares in the future. The Fund has adopted a multiple class plan pursuant to Rule 18f-3 under the 1940 Act. Although the Fund is not an open-end investment company, it will undertake to comply with the terms of Rule 18f-3 as a condition of the exemptive relief. Under the multiple class plan, shares of each class of the Fund represent an equal pro rata interest in the Fund and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation; (b) each class of shares bears any class-specific expenses; and (c) each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, and shall have exclusive voting rights on any matter submitted to shareholders that relates solely to that class. Class A and Class L shares are currently not available for sale and will not be available for sale unless the Fund receives multi-share class exemptive relief from the SEC. It is uncertain when, or if, the Fund will be granted such exemptive relief.
The Fund will offer three classes of Common Shares: Class A, Class I and Class L Common Shares. Each share class represents an investment in the same portfolio of investments, but each class has its own expense structure and arrangements for shareholder services or distribution, which allows you to choose the class that best fits your situation and eligibility requirements.
Class A Common Shares: The minimum initial investment is $10,000 per account.
Class I Common Shares: The minimum initial investment is $100,000 per account.
Class L Common Shares: The minimum initial investment is $50,000 per account.
Distribution and Servicing Plans
The Fund has adopted a plan pursuant to Rule 12b-1 for the Fund’s Class A Common Shares and Class L Common Shares that would allow the Fund to pay fees for the sale, distribution and servicing of its Class A Common Shares and Class L Common Shares (the “Distribution and Service Plan”). The Distribution and Service Plan provides for a distribution and shareholder servicing fee of up to 0.75% of the Class A Common Shares’ average daily net assets (0.25% is characterized as a “shareholder service fee” and the remain portion is characterized as a “distribution fee”) and up to 0.25% of the Class L Common Shares. Because these fees are paid out over the life of the Fund’s Class A Common Shares and Class L Common Shares, over time, these fees (to the extent they are accrued and paid) would increase the cost of your investment and may cost you more than paying other types of sales charges. Class I Common Shares of the Fund are not subject to the Distribution and Shareholder Servicing Fee.

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The Fund has policies and procedures in place for the monitoring of payments to broker-dealers and other financial intermediaries for distribution-related and non-distribution activities such as sub-transfer agent, administrative, and other shareholder servicing services.
Additional Payments to Dealers
If you purchase Common Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund Common Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Class I and Class L Common Shares may also be available on brokerage platforms of firms that have agreements with the Fund’s distributor to offer such Common Shares solely when acting as an agent for the investor. An investor transacting in these programs may be required to pay a commission and/or other forms of compensation to the broker. Ask your salesperson or visit your financial intermediary’s website for more information.
Service Fees – Other Payments to Third Parties
The Investment Manager, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell Common Shares of the Fund. Such payments and compensation are in addition to Rule 12b-1 distribution and shareholder servicing fees paid by the Fund. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to the Fund’s shareholders. The Investment Manager may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the Common Shares sold.
Purchasing Shares
The following section provides basic information about how to purchase Common Shares of the Fund. The Fund typically does not offer or sell its shares to non-U.S. residents. For purposes of this policy, a U.S. resident is defined as an account with (i) a U.S. address of record and (ii) all account owners residing in the U.S. at the time of sale.
The Fund and the Distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Fund or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Fund or for other reasons such as compliance with anti-money laundering or sanctions obligations and requirements.
Shares Purchased or Held Through Financial Intermediaries
The availability of sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares.
Additional Information about Purchases. Common Shares may be purchased at a price equal to their net asset value per share, plus any applicable sales charge, next determined after receipt of an order. Under normal circumstances, all purchase orders received by the Fund or its designee prior to the NYSE Close on a regular business day are processed at that day’s offering price. An order received after the NYSE Close will be effected at the offering price determined on the next business day. However, orders received by the Fund or its designee after the offering price is determined that day from financial firms or certain retirement plans will receive such offering price if the orders were received by the financial firm or retirement plan from its customer or participant prior to such offering price determination and were transmitted to and received by the Fund or its designee prior to such time as agreed upon in accordance with an agreement or as allowed by applicable law. Purchase orders will be accepted only on days on which the Fund is open for business. If a purchase order is received on a day when the Fund is not open for business, it will be processed on the next succeeding day the Fund is open for business (according to the succeeding day’s net asset value). The Fund is “open for business” on each day the NYSE is open for trading, which excludes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. On any day that regular trading on the NYSE closes earlier than scheduled, the Fund reserves the

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right to: (i) advance the time as of which the NAV is calculated and, therefore, the time by which purchase orders must be received to receive that day’s NAV or (ii) accept purchase orders until, and calculate its NAV as of, the normally scheduled NYSE Close. On any day that the NYSE is closed when it would normally be open for business, the Fund may accept purchase orders until, and calculate its NAV as of, the normally scheduled close of regular trading on the NYSE or such other time that the Fund may determine.
The Fund reserves the right to close if the primary trading markets of the Fund’s portfolio instruments are closed and the Fund’s management believes that there is not an adequate market to meet purchase requests. On any business day when the Securities Industry and Financial Markets Association recommends that the securities markets close trading early, the Fund may close trading early. Purchase orders will be accepted only on days which the Fund is open for business.
REPURCHASE OF COMMON SHARES
To provide some liquidity to shareholders, the Fund makes quarterly offers to repurchase between 5% and 25% of its outstanding Common Shares at net asset value. Although the policy permits repurchase of between 5% and 25% of the Fund’s outstanding Common Shares, for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding Common Shares at NAV, subject to approval of the Board. Notices of each quarterly repurchase offer are sent to shareholders at least 21 days before the “Repurchase Request Deadline” (i.e., the date by which shareholders can tender their Common Shares in response to a repurchase offer). The Fund determines the NAV applicable to repurchases no later than 14 days after the Repurchase Pricing Date. The Fund expects to distribute payment to shareholders within three business days after the Repurchase Pricing Date and will distribute such payment no later than seven (7) calendar days after such date. Common Shares are not listed on any securities exchange, and the Fund anticipates that no secondary market will develop for its Common Shares. Investors should consider Common Shares of the Fund to be an illiquid investment. Accordingly, you may not be able to sell Common Shares when and/or in the amount that you desire. Thus, Common Shares are appropriate only as a long-term investment. In addition, the Fund’s repurchase offers may subject the Fund and shareholders to special risks.
The section entitled “Periodic Repurchase Offers” in the Prospectus discusses the type and timing of notice for repurchase offers, the effects of oversubscribed repurchase offers, the determination of the repurchase price, payment by the Fund for Common Shares tendered in a repurchase offer, the effect of repurchase policies on the liquidity of the Fund, the consequence of repurchase offers and other details regarding the repurchase offers, including associated risks. The Fund’s fundamental policies with respect to repurchase offers are discussed in “Investment Restrictions” in this SAI.
The Prospectus describes of the risks associated with the Fund’s repurchase offers. In addition, the repurchase of Common Shares by the Fund will be a taxable event to shareholders. For a discussion of these tax consequences, see “Taxation” below.
In addition to the Fund’s policy to make periodic repurchase offers as described above, the Board may consider additional repurchases of its Common Shares on the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Fund to an open-end investment company. The Fund cannot assure you that the Board will decide to take or propose any of these actions.
Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income and gains. Any share repurchases, tender offers or borrowings that might be approved by the Board would have to comply with the 1940 Act and the rules and regulations thereunder and other applicable law.
PORTFOLIO TRANSACTIONS AND BROKERAGE
Pursuant to the agreement between the Investment Manager and the Fund (the “Investment Management Agreement”), the Investment Manager determines which securities are to be purchased and sold by the Fund and which broker-dealers are eligible to execute the Fund’s portfolio transactions. Purchases of portfolio securities for the Fund also may be made directly from issuers or from underwriters. Where possible, purchase and sale

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transactions will be effected through dealers (including banks) which specialize in the types of securities which the Fund will be holding, unless better executions are available elsewhere.
In placing portfolio transactions, the Investment Manager will seek best execution. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers which furnish or supply research and statistical information to the Investment Manager that it may lawfully and appropriately use in its investment advisory capacities, as well as provide other services in addition to execution services. The Investment Manager considers such information, which is in addition to and not in lieu of the services required to be performed by it under the Investment Management Agreement, to be useful in varying degrees, but of indeterminable value. Portfolio transactions may be placed with broker-dealers who sell shares of the Fund subject to rules adopted by the FINRA and the SEC.
While it is the Investment Manager’s general policy to first seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Fund, in accordance with Section 28(e) under the Securities and Exchange Act of 1934, when it is determined that more than one broker can deliver best execution, weight is also given to the ability of a broker-dealer to furnish brokerage and research services to the Fund or to the Investment Manager, even if the specific services are not directly useful to the Fund and may be useful to the Investment Manager in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Investment Manager to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer.
Investment decisions for the Fund are made independently from those of other client accounts or funds managed or advised by the Investment Manager. Nevertheless, it is possible that at times identical securities will be acceptable for both the Fund and one or more of such client accounts or funds. In such event, the position of the Fund and such client account(s) or funds in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary. However, to the extent any of these client accounts or funds seek to acquire the same security as the Fund at the same time, the Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts or funds simultaneously purchases or sells the same security that the Fund is purchasing or selling, each day’s transactions in such security will be allocated between the Fund and all such client accounts or funds in a manner deemed fair and reasonable by the Investment Manager, taking into account the respective sizes of the accounts and the amount of cash available for investment, the investment objective of the account, and the ease with which a client’s appropriate amount can be bought, as well as the liquidity and volatility of the account and the urgency involved in making an investment decision for the client. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned. In other cases, however, it is believed that the ability of the Fund to participate in volume transactions may produce better executions for the Fund.
The Fund is new and has not paid any brokerage commissions, including any commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Investment Manager, as of the date of this SAI. The Fund did not own securities of its regular broker-dealers or their parent companies as of the date of this SAI.
DESCRIPTION OF CAPITAL STRUCTURE AND SHARES
The following is a brief description of the capital structure of the Fund. This description does not purport to be complete and is subject to and qualified in its entirety by reference to the Declaration and the Fund’s Bylaws, as amended and restated through the date hereof (the “Bylaws”). The Declaration and Bylaws are on file with the SEC as an exhibit to the Fund’s registration statement, of which this SAI is a part.

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The Fund is a statutory trust established under the laws of State of Delaware on June 2, 2025. The Declaration provides that the Trustees of the Fund may authorize separate classes of shares of beneficial interest.
Common Shares
The Declaration authorizes the issuance of an unlimited number of Common Shares. The Common Shares will be issued with no par value per share. The fees and expenses for the Fund are set forth in “Summary of Fund Expenses” in the Prospectus. See also “Plan of Distribution” in the Prospectus.
Holders of the Fund’s Common Shares (“Common Shareholders”) will be entitled to the payment of dividends and other distributions when, as and if declared by the Board. All Common Shares have equal rights to the payment of dividends and the distribution of assets upon liquidation. Common Shares will, when issued, be fully paid and, subject to matters discussed in “Anti-Takeover and Other Provisions in the Declaration of Trust,” non-assessable, and will have no pre-emptive rights, rights to cumulative voting or, unless authorized by the Trustees, conversion rights. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund, and upon receipt of such releases, indemnities, and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among the Fund’s Common Shareholders.
The Fund does not intend to hold annual meetings of shareholders. If the Fund does hold a meeting of shareholders, Common Shares of the Fund entitle their holders to one vote for each Common Share held. Each fractional share shall be entitled to a proportionate fractional vote.
The Fund will send semi-annual unaudited financial statements and audited annual financial statements to its Common Shareholders.
The Common Shares are not, and are not expected to be, listed for trading on any national securities exchange nor is there expected to be any secondary trading market in the Common Shares.
Preferred Shares
The Declaration authorizes the issuance of an unlimited number of preferred shares. Preferred shares may be issued in one or more classes or series, with no par value and such rights as determined by the Board, by action of the Board without the approval of the Common Shareholders. Section 18 of the 1940 Act currently requires that the Fund have an asset coverage of 300% upon the issuance of senior securities representing indebtedness and an asset coverage of 200% upon the issuance senior equity securities, such as preferred shares. In addition, under Section 18, no dividends of shares or preferred shares, as applicable, may be paid by the Fund unless the Fund has the foregoing asset coverages. Section 18 also requires that preferred shareholders of the Fund have the right, as a class, to elect at least two Trustees at all times and to elect a majority of the Trustees in the event two full years’ dividends on the preferred shares are unpaid.
ANTI-TAKEOVER AND OTHER PROVISIONS IN THE DECLARATION OF TRUST
Anti-Takeover Provisions
The Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund.
The Declaration requires the majority of the Board to act in order to authorize certain Fund transactions not in the ordinary course of business, including a merger, reorganization, conversion, consolidation, sale, lease or exchange. Any such merger, reorganization, conversion, consolidation, sale, lease, or exchange shall not require the vote of the shareholders unless such vote is required by the 1940 Act, or unless such merger, reorganization, consolidation, or other transaction would result in an amendment of the Declaration which would otherwise require approval of shareholders. Also, the Declaration provides that the Fund may be terminated without shareholder approval with consent of a majority of the Board unless such approval is required by the 1940 Act.
The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control of the Fund by a third-party. These provisions also provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund’s investment objective and policies. The Board has considered the

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foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its shareholders, including Common Shareholders.
The foregoing is intended only as a summary, and is qualified in its entirety by reference to the full text of the Declaration. The Declaration is on file with the SEC as an exhibit to the Fund’s registration statement, of which this SAI is a part.
Shareholder Liability
Under Delaware law, the shareholders of the Fund are not generally subject to liability for the debts or obligations of the Fund. However, no similar statutory or other authority limiting statutory trust shareholder liability exists in other states. As a result, to the extent that a Delaware statutory trust or a shareholder is subject to the jurisdiction of courts of such other states, the courts may not apply Delaware law and may thereby subject the Delaware statutory trust or shareholders to liability. To guard against this risk, the Declaration contains an express disclaimer of shareholder liability for acts or obligations of the Fund. The Declaration provides for indemnification by the Fund for all loss suffered and expense incurred by a shareholder arising from such liability. The Declaration also provides that the Fund shall, upon request by a shareholder, assume the defense of any claim made against the shareholder for any act or obligation of the Fund and satisfy any judgment thereon. In view of the above, the risk of personal liability of shareholders of a Delaware statutory trust is remote.
Liability of Trustees
The Declaration provides that the obligations of the Fund are not binding upon the Trustees of the Fund individually, but only upon the assets and property of the Fund. The Declaration provides further that a Trustee or officer shall be liable for his or her own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee or such duties of an officer. No provision of the Declaration, however, shall limit or eliminate any duty under the federal securities laws that a Trustee or officer owes to the Fund with respect to claims asserted under the federal securities laws.
Forum for Adjudication of Disputes
The Declaration provides that unless the Fund, at its sole discretion, selects and/or consents to an alternative forum for any claims, suits, actions or proceedings relating in any way to the Fund, that, in accordance with Section 3804(e) of the Delaware Statutory Trust Act, any suit, action, or proceeding brought by or in the right of any shareholder of the Fund, or any person claiming any interest in any shares of the Fund, or any Trustee or Fund officer, seeking to enforce any provision of, or based on any matter arising out of or in connection with, the Declaration, the Bylaws, the Fund, or any class or any shares, including any claim of any nature against the Fund, any class, the Trustees or officers of the Fund, shall be brought exclusively in the Court of Chancery of the State of Delaware to the extent there is subject matter jurisdiction in such court for the claims asserted or, if not, then in the Superior Court of the State of Delaware.
The Declaration provides, unless the Fund, at its sole discretion, selects and/or consents to an alternative forum for any claims, suits, actions or proceedings relating in any way to the Fund, any claims, suits, actions, or proceedings arising under the Securities Act of 1933, as amended, the 1940 Act, or other federal securities laws shall be exclusively brought in the federal district courts of the United States of America.
The Declaration further provides that each shareholder and other such persons claiming any interest in any shares of the Fund (i) irrevocably submits to the exclusive jurisdiction of such courts (and the appropriate appellate courts, therefrom) in connection with any such claim, suit, action, or proceeding, (ii) irrevocably agrees not to, and waives any right to, assert in any such claim, suit, action, or proceeding that (A) it is not personally subject to the jurisdiction of such courts or any other court to which proceedings in such courts may be appealed, (B) such claim, suit, action, or proceeding is brought in an inconvenient forum, or (C) the venue of such claim, suit, action, or proceeding is improper, (iii) consents to process being served in any such claim, suit, action, or proceeding by mailing, certified mail, return receipt requested, a copy thereof to such party at the address in effect for notices, and agrees that such service shall constitute good and sufficient service of process and notice thereof.
These forum selection provisions may limit a shareholder’s ability to bring a claim in a judicial forum that it finds favorable for disputes with Trustees, officers or other agents of the Fund and its service providers, which may discourage such lawsuits with respect to such claims and increase the costs for a shareholder to pursue such

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claims. If a court were to find the forum selection provisions contained in the Declaration to be inapplicable or unenforceable in an action, the Fund may incur additional costs associated with resolving such action in other jurisdictions.
Derivative and Direct Claims of Shareholders
The Declaration contains provisions regarding derivative and direct claims of shareholders. No person, other than a Trustee, who is not a shareholder of the Fund, shall be entitled to bring any derivative action, suit or other proceeding on behalf of or with respect to the Fund. Further, each complaining shareholder must have been a shareholder of the Fund at the time of the action or failure to act complained of, or acquired the shares afterwards by operation of law from a person who was a shareholder at that time and each complaining shareholder must be a shareholder of the Fund, as applicable, as of the time the written demand is made upon the Trustees. No shareholder may maintain a derivative action with respect to the Fund unless holders of at least ten percent (10%) of the outstanding shares of the Fund join in the bringing of such action. All matters relating to the bringing of derivative actions in the right of the Fund shall be governed by Article II Section 2.10 of the Declaration and Section 3816 of the Delaware Statutory Trust Act.
In addition to the requirements set forth in Section 3816 of the Delaware Statutory Trust Act, a shareholder may bring a derivative action on behalf of the Fund only if the following conditions are met: (a) the shareholder or shareholders must make a pre-suit written demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such an action is not likely to succeed; and a demand on the Trustees shall only be deemed not likely to succeed and therefore excused if a majority of the Trustees, or a majority of any committee established to consider the merits of such action, has a personal financial interest in the transaction at issue, and a Trustee shall not be deemed interested in a transaction or otherwise disqualified from ruling on the merits of a shareholder demand by virtue of the fact that such Trustee receives remuneration for his service as a Trustee of the Fund or as a trustee or director of one or more investment companies that are under common management with or otherwise affiliated with the Fund; and (b) unless a demand is not required under clause (a) of this paragraph, the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim; and the Trustees shall be entitled to retain counsel or other advisers in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such advisers in the event that the Trustees determine not to bring such action.
The Trustees may designate a committee of one Trustee to consider a shareholder demand if necessary to create a committee with a majority of Trustees who do not have a personal financial interest in the transaction at issue. If the demand for derivative action has been considered by the Board, and a majority of those Trustees who are not deemed to be “interested persons” of the Fund (within the meaning of Section 2(a)(19) of the 1940 Act), after considering the merits of the claim, has determined that maintaining a suit would not be in the best interests of the Fund, the complaining shareholders shall be barred from commencing the derivative action. If upon such consideration the appropriate members of the Board determine that such a suit should be maintained, then the appropriate officers of the Fund shall commence initiation of that suit and such suit shall proceed directly rather than derivatively. The Board, or the appropriate officers of the Fund, shall inform the complaining shareholders of any decision reached under this paragraph in writing within ten business days of such decision having been reached.
These provisions in the Declaration regarding derivative and direct claims of shareholders shall not apply to claims made under federal securities laws.
Conversion To Open-End Fund
Conversion to an open-end company would require the approval of the holders of at least two-thirds of Common Shares, if issued in the future, outstanding at the time, voting together as a single class, and of the holders of at least two-thirds of the Preferred Shares, if issued in the future, outstanding at the time, voting as a separate class, provided, however, that such separate class vote shall be a majority vote if the action in question has previously been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration of Trust or By-laws. See “Anti-Takeover and Other Provisions in the Declaration of Trust” in the Prospectus for a discussion of voting requirements applicable to conversion of the Fund to an open-end company. If the Fund converted to an open-end company, it would likely have to significantly reduce any leverage it is then employing, which may require a repositioning of its investment portfolio, which may in turn

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generate substantial transaction costs, which would be borne by Common Shareholders, and may adversely affect Fund performance and Fund distributions. Shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act) at their NAV, less such redemption charge, if any, as might be in effect at the time of redemption The Fund currently expects that any such redemptions would be made in cash. The Fund may charge sales or redemption fees upon conversion to an open-end fund. The Board of Trustees of the Fund may at any time propose conversion of the Fund to an open-end company depending upon its judgment as to the advisability of such action in light of circumstances then prevailing.
NET ASSET VALUE
Net asset value is determined as indicated under “How Fund Shares Are Priced” in the Prospectus. The Fund’s net asset value will not be determined on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.
U.S. FEDERAL INCOME TAX CONSIDERATIONS
The following discussion of U.S. federal income tax consequences of an investment in Common Shares of the Fund is based on the Code, U.S. Treasury regulations, court decisions, administrative interpretations and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal income tax considerations generally applicable to investments in Common Shares of the Fund. This summary does not purport to be a complete description of the U.S. federal income tax considerations applicable to an investment in Common Shares of the Fund. No attempt is made to present a detailed explanation of the tax treatment of an investment in the Fund or to shareholders, and the discussion here and in the Prospectus are not intended as a substitute for careful tax planning. There may be other tax considerations applicable to shareholders. For example, except as otherwise specifically noted herein, we have not described certain tax considerations that may be relevant to certain types of holders subject to special treatment under the U.S. federal income tax laws, including shareholders subject to the U.S. federal alternative minimum tax (“AMT”), insurance companies, tax-exempt organizations, pension plans and trusts, regulated investment companies (“RICs”), dealers in securities, shareholders holding Common Shares through tax-advantaged accounts (such as 401(k) plans or individual retirement accounts), financial institutions, shareholders holding Common Shares as part of a hedge, straddle, or conversion transaction, entities that are not organized under the laws of the United States or a political subdivision thereof, and persons who are not U.S. shareholders. This summary assumes that investors hold Common Shares as capital assets (within the meaning of the Code). Prospective investors and shareholders should consult their own tax advisors regarding their situation and the possible U.S. federal, state, local, non-U.S. or other tax law consequences of an investment in the Fund’s shares, and any proposed tax law changes.
A “U.S. shareholder” is a beneficial owner of Common Shares that is, for U.S. federal income tax purposes:
•a citizen or individual resident of the United States (including certain former citizens and former long term residents),
•a corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United Stats or any state thereof or the District of Columbia,
•an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or
•a trust with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more United States persons (as such term is defined in the Code) has the authority to control all of its substantial decisions or the trust has made a valid election in effect under applicable Treasury regulations to be treated as a United States person (as such term is defined under the Code).
A “Non-U.S. shareholder” is a beneficial owner of Common Shares that is neither a U.S. shareholder nor a partnership, or entity or arrangement treated as a partnership for U.S. federal income tax purposes.

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If a partnership, or an entity or arrangement otherwise treated as a partnership for U.S. federal income tax purposes, holds Common Shares, the tax treatment of a partner or owner of the partnership generally depends upon the status of the partner and the activities of the partnership. Prospective investors and shareholders who hold Common Shares through a partnership should consult their tax advisors with respect to the purchase, ownership and disposition of Common Shares.
Taxation of the Fund
The Fund intends to elect to be treated, and intends each year to qualify, as a RIC under Subchapter M of the Code. As a RIC, the Fund generally will not be subject to U.S. federal income tax on any income that the Fund timely distributes to its shareholders from the Fund’s tax earnings and profits. In order to qualify for the special tax treatment accorded RICs and their shareholders, the Fund must, among other things: (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below) (the “90% Gross Income Requirement”); (b) diversify its holdings so that, at the end of each quarter of each taxable year of the Fund, (i) at least 50% of the value of the Fund’s total assets consists of cash and cash items, U.S. government securities, securities of other RICs, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, (x) in the securities (other than those of the U.S. government or other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below) (the “Asset Diversification Test”); and (c) timely distribute to its shareholders, with respect to each taxable year, at least 90% of (i) the sum of its “investment company taxable income” (as that term is defined in the Code without regard to the deduction for dividends paid—generally, its taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and (ii) the excess of its gross tax-exempt interest income, if any, over certain disallowed deductions for such year (the “Annual Distribution Requirement”).
In general, for purposes of the 90% Gross Income Requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the RIC. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof and (y) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for U.S. federal income tax purposes because they meet the passive income requirement under Code Section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.
For purposes of the Asset Diversification Test described in paragraph (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the Asset Diversification Test in paragraph (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the Asset Diversification Test.
If the Fund qualifies as a RIC that is accorded special tax treatment, the Fund will generally not be subject to U.S. federal income tax on income or net capital gains (i.e., the excess of net long-term capital gain over net short-term capital loss) distributed in a timely manner to Common Shareholders in the form of dividends (including Capital Gain Dividends, as defined below). If the Fund were to fail to meet either the 90% Gross Income Requirement, the Asset Diversification Test, or the Annual Distribution Requirements described above, the Fund could in some cases cure such failure, including by paying the Fund-level tax, paying interest, making additional

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distributions, or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, or were otherwise to fail to qualify as a RIC accorded special tax treatment for such year, the Fund would be subject to tax on its taxable federal income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to U.S. Shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends-received deduction in the case of corporate U.S. shareholders and may be eligible to be treated as “qualified dividend income” in the case of U.S. shareholders taxed as individuals, provided, in both cases, that such U.S. shareholder meets certain holding period and other requirements in respect of the Common Shares (as described below). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC that is accorded special tax treatment.
The Fund intends to distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), its net tax-exempt income (if any) and its net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards). Any taxable income including any net capital gain retained by the Fund will generally be subject to U.S. federal income tax at the Fund level at regular corporate rates on the amount retained. In the case of net capital gain, the Fund is permitted to designate the retained amount as undistributed capital gain in a timely notice to its U.S. shareholders who would then, in turn, (i) be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their share of such undistributed amount, and (ii) be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly filed U.S. tax return to the extent the credit exceeds such liabilities. If the Fund makes this designation, for U.S. federal income tax purposes, the tax basis of Common Shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund is not required to, and there can be no assurance that the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.
Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against the Fund’s net investment income. Instead, potentially subject to certain limitations, for U.S. federal income tax purposes, the Fund may generally carry net capital losses from any taxable year forward to subsequent taxable years to offset its own capital gains, if any, realized during such subsequent taxable years. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains. If the Fund incurs or has incurred net capital losses, to the extent permitted by the Code and applicable U.S. Treasury regulations, those losses will be carried forward to one or more subsequent taxable years without expiration. The Fund must apply such carryforwards first against gains of the same character. Any such carryforward losses will retain their character as short-term or long-term. The Fund’s available capital loss carryforwards, if any, will be set forth in its annual shareholder report for each fiscal year.
In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income and its earnings and profits, a RIC generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion, if any, of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion, if any, of the taxable year after October 31, and its (ii) other net ordinary loss attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.
If the Fund were to fail to distribute in each calendar year at least an amount equal to the sum of 98% of its ordinary income for such calendar year (not taking into account any capital gains or losses) and 98.2% of its capital gain net income (reduced by certain ordinary losses) for the one-year period generally ending on October 31 of such calendar year (or November 30 or December 31 of that year if the Fund is permitted to elect and so elects), plus all ordinary income and capital gain net income retained from previous calendar years that were not distributed during such calendar year, the Fund would be subject to a nondeductible 4% federal excise tax on the undistributed amounts (the “Excise Tax Distribution Requirement”). For purposes of the Excise Tax Distribution Requirement, a RIC’s ordinary gains and losses from the sale, exchange, or other taxable disposition of property that would

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otherwise be taken into account after October 31 (or November 30 of that year if the RIC makes the election described above) generally are treated as arising on January 1 of the following calendar year; in the case of a RIC with a December 31 year end that makes the election described above, no such gains or losses will be so treated. Also, for these purposes, the Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year. The Fund intends under normal circumstances to generally make distributions sufficient to avoid imposition of the 4% federal excise tax, although there can be no assurance that it will be able to or will do so.
As noted previously, a Fund may invest in real estate mortgage investment conduits (“REMICs”). Under a notice issued by the IRS, a portion of a Fund’s income from REMICs will be subject to U.S. federal income tax in all events. This notice also provides that excess inclusion income of a RIC, such as the Fund, will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute UBTI (as defined below) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a federal income tax return, to file a tax return and pay tax on such income, and (iii) in the case of a Non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined by the Code) is a record holder of a share in a RIC, then the RIC will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations.
Fund Distributions
The Fund intends to declare income dividends quarterly and distribute them to Common Shareholders quarterly. Unless a shareholder elects otherwise, all distributions will be automatically reinvested in additional Common Shares of the Fund pursuant to the Fund’s dividend reinvestment plan (the “Plan”). A U.S. shareholder whose distributions are reinvested in Common Shares under the Plan will be treated for U.S. federal income tax purposes as having received an amount in distribution equal to the fair market value of the Common Shares issued to the U.S. shareholder, which amount will also be equal to the net asset value of such shares. For U.S. federal income tax purposes, all distributions are generally taxable in the manner described below, whether a U.S. shareholder takes them in cash or they are reinvested pursuant to the Plan in additional shares of the Fund.
For U.S. federal income tax purposes, distributions of investment income other than exempt-interest dividends (described below) are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned (or is deemed to have owned) the investments that generated the gains, rather than how long a shareholder has owned his, her or its Common Shares. In general, the Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. U.S. federal income tax rules can alter the Fund’s holding period in investments and thereby affect the tax treatment of gain or loss in respect of such investments. Distributions of net capital gain that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to U.S. shareholders as long-term capital gains includible in net capital gain and taxed to U.S. shareholders who are individuals at reduced rates relative to ordinary income. The IRS and the Department of the Treasury have issued regulations that would impose special rules in respect of Capital Gain Dividends received through partnership interests constituting “applicable partnership interests” under Section 1061 of the Code. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to U.S. shareholders as ordinary income.
Distributions by the Fund of investment company taxable income (including any short-term capital gains), whether received in cash or reinvested in shares of the Fund, will generally be taxable to a U.S. shareholder for federal income tax purposes as ordinary income. However, distributions of investment income reported by the Fund as “qualified dividend income” received by a U.S. shareholder who is an individual will be taxed at the reduced rates applicable to net capital gain. In order for some portion of the dividends received by a U.S. shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the U.S. shareholder must meet the same holding period and other

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requirements with respect to its Fund’s shares. In general, a dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred shares, 91 days during the 181-day period beginning 90 days before the date on which the stock becomes ex-dividend with respect to such dividend), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a “passive foreign investment company” (“PFIC”) or surrogate foreign corporation that is not treated as a domestic corporation.
In general, if certain holding period and other requirements are met at both the shareholder and Fund levels, dividends of net investment income received by corporate U.S. shareholders of the Fund will qualify for the dividends-received deduction generally available to corporations only to the extent of the amount of eligible dividends received by the Fund from domestic corporations for the taxable year. The Fund does not expect a significant portion of distributions to be eligible for the dividends-received deduction.
Any distribution of income that is attributable to (i) income received by the Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by the Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute qualified dividend income to non-corporate U.S. shareholders and will not be eligible for the dividends-received deduction for corporate U.S. shareholders. Similarly, any distribution of income that is attributable to (i) income received by the Fund in lieu of tax-exempt interest with respect to securities on loan or (ii) tax-exempt interest received by the Fund on tax-exempt securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute an exempt-interest dividend to U.S. shareholders.
Subject to any future regulatory guidance to the contrary, any distribution of income attributable to qualified publicly traded partnership income from the Fund’s investment in a master limited partnership will ostensibly not qualify for the deduction that would be available to a non-corporate U.S. shareholder were the U.S. shareholder to own such master limited partnership directly.
Certain distributions reported by the Fund as Section 163(j) interest dividends may be treated as interest income by shareholders for purposes of the interest expense limitations under Code Section 163(j). Such treatment by a shareholder is generally subject to holding period requirements and other potential limitations, although the holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. The amount that the Fund is eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of the Fund’s business interest income over the sum of the Fund’s (i) business interest expense and (ii) other deductions properly allocable to the Fund’s business interest income. The Fund may choose not to designate Section 163(j) interest dividends.
The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain U.S. shareholders that are individuals, trusts and estates to the extent their “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by the Fund of net investment income (other than exempt-interest dividends, described below) and capital gains as described above, and (ii) any net gain from the sale, exchange, or other taxable disposition of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.
If, in and with respect to any taxable year, the Fund makes a distribution in excess of its current and accumulated “earnings and profits,” the excess distribution will first be treated as a return of capital to the extent of (and in reduction of) a shareholder’s tax basis in his, her or its Common Shares, and thereafter any such amount in

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excess of that basis will be treated as capital gain. A return of capital distribution is not taxable, but it reduces the shareholder’s basis in his, her or its shares, thus reducing any capital loss or increasing any capital gain on a subsequent taxable disposition by the shareholder of such shares. The U.S. federal income tax status of all distributions will be reported to shareholders annually.
Distributions are generally taxable for U.S. federal income tax purposes to U.S. shareholders at the time the dividend or distribution is made. A distribution by the Fund will be treated for U.S. federal income tax purposes as paid on December 31 of any calendar year if it is declared by the Fund in October, November, or December of such calendar year to shareholders of record during one of those months and paid by the Fund during January of the following calendar year. Such distributions will be taxable for U.S. federal income tax purposes to U.S. shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.
As required by federal law, detailed U.S. federal income tax information with respect to each calendar year will be furnished to shareholders early in the succeeding year.
Dividends and distributions on Common Shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of Common Shares purchased at a time when the Fund’s net asset value reflects unrealized gains or income or gains that are realized but not yet distributed. Such realized income and gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses.
Exempt-Interest Dividends
The Fund will be qualified to pay dividends that pass through the character of exempt interest earned by the Fund (“exempt-interest dividends”) to its shareholders if, at the close of each quarter of the Fund’s taxable year, at least 50% of the total value of the Fund’s assets consists of obligations the interest on which is exempt from federal income tax under Section 103(a) of the Code. Distributions that the Fund reports as exempt-interest dividends are treated as interest excludable from shareholders’ gross income for federal income tax purposes but may be taxable for U.S. federal AMT purposes and for state and local purposes.
Part or all of the interest on indebtedness, if any, incurred or continued by a shareholder to purchase or carry shares of the Fund paying exempt-interest dividends is not deductible. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the Fund’s total distributions (not including distributions from net long-term capital gains) paid to the shareholder that are exempt-interest dividends. Under rules used by the IRS to determine when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.
A shareholder who receives Social Security or railroad retirement benefits should consult his or her tax adviser to determine what effect, if any, an investment in the Fund may have on the federal taxation of such benefits. Exempt-interest dividends generally are included in income for purposes of determining the amount of benefits that are taxable.
In general, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any shareholders who are “substantial users” of the facilities financed by such obligations or bonds or who are “related persons” of such substantial users.
The Fund will notify its shareholders in a written statement of the portion of distributions for the taxable year that constitutes exempt-interest dividends.
Exempt-interest dividends may be taxable for purposes of the U.S. federal AMT. For individual shareholders, exempt-interest dividends that are derived from interest on private activity bonds that are issued after August 7, 1986 (other than a “qualified 501(c)(3) bond,” as such term is defined in the Code) generally must be included in an individual’s tax base for purposes of calculating the shareholder’s liability for U.S. federal AMT.

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Sales, Exchanges or Repurchases of Shares
The sale, exchange or repurchase of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Fund shares treated as a sale or exchange for U.S. federal income tax purposes will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, such gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of Fund shares held for six months or less (i) will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares and (ii) generally will be disallowed to the extent of any exempt-interest dividends received by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed under the Code’s “wash sale” rule if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.
A repurchase by the Fund of a U.S. shareholder’s shares pursuant to a repurchase offer (as described in the Prospectus) generally will be treated as a sale or exchange of the shares by a U.S. shareholder provided that (i) the U.S. shareholder tenders, and the Fund repurchases, all of such U.S. shareholder’s shares, thereby reducing the U.S. shareholder’s percentage ownership of the Fund, whether directly or by attribution under Section 318 of the Code, to 0%, (ii) the U.S. shareholder meets numerical safe harbors under the Code with respect to percentage voting interest and reduction in ownership of the Fund following completion of the repurchase offer, or (iii) the repurchase offer otherwise results in a “meaningful reduction” of the shareholder’s ownership percentage interest in the Fund, which determination depends on a particular shareholder’s facts and circumstances.
If a tendering U.S. shareholder’s proportionate ownership of the Fund (determined after applying the ownership attribution rules under Section 318 of the Code) is not reduced to the extent required under the tests described above, such U.S. shareholder will be deemed to receive a distribution from the Fund under Section 301 of the Code with respect to the shares held (or deemed held under Section 318 of the Code) by the U.S. shareholder after the repurchase offer (a “Section 301 distribution”). The amount of this distribution will equal the price paid by the Fund to such U.S. shareholder for the shares sold, and will be taxable as a dividend, i.e., as ordinary income, to the extent of the Fund’s current or accumulated earnings and profits allocable to such distribution, with the excess treated as a return of capital reducing the U.S. shareholder’s tax basis in the shares held after the repurchase offer, and thereafter as capital gain. In the event a repurchase is treated as a Section 301 distribution, any Fund shares held by a shareholder thereafter will be subject to basis adjustments in accordance with the provisions of the Code.
Provided that no tendering U.S. shareholder is treated as receiving a Section 301 distribution as a result of selling shares pursuant to a particular repurchase offer, U.S. shareholders who do not sell shares pursuant to that repurchase offer will not realize constructive distributions on their shares as a result of other shareholders selling shares in the repurchase offer. In the event that any tendering U.S. shareholder is deemed to receive a Section 301 distribution, it is possible that shareholders whose proportionate ownership of the Fund increases as a result of that repurchase offer, including shareholders who do not tender any shares, will be deemed to receive a constructive distribution under Section 305(c) of the Code in an amount equal to the increase in their percentage ownership of the Fund as a result of the repurchase offer. Such constructive distribution will be treated as a dividend to the extent of current or accumulated earnings and profits allocable to it.
Use of the Fund’s cash to repurchase shares may adversely affect the Fund’s ability to satisfy the distribution requirements for treatment as a RIC described above. The Fund may also recognize income in connection with the sale of portfolio securities to fund share purchases, in which case the Fund would take any such income into account in determining whether such distribution requirements have been satisfied.
The foregoing discussion does not address the tax treatment of tendering shareholders who do not hold their shares as a capital asset. Such shareholders should consult their own tax advisors on the specific tax consequences to them of participating or not participating in the repurchase offer.
Issuer Deductibility of Interest
A portion of the interest paid or accrued on certain high-yield discount obligations owned by the Fund may not, and interest paid on debt obligations, if any, that are considered for tax purposes to be payable in the equity of the issuer or a related party will not, be deductible to the issuer.

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This may affect the cash flow of the issuer. If a portion of the interest paid or accrued on certain high-yield discount obligations is not deductible, that portion will be treated as a dividend paid by the issuer for purposes of the corporate dividends received deduction. In such cases, if the issuer of the high-yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends-received deduction to the extent attributable to the deemed dividend portion of such accrued interest.
Original Issue Discount, Payment-in-Kind Securities, Market Discount, Preferred Securities, and Commodity-Linked Notes
Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in the Fund’s income and required to be distributed over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt obligation. Increases in the principal amount of an inflation-indexed bond will generally be treated as OID.
Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by the Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, (i) any gain recognized on the disposition of, and any partial payment of principal on, a debt obligation having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt obligation, (ii) alternatively, the Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount on such debt obligations in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt obligations, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt obligations and (iii) the rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects. The Fund reserves the right to revoke such an election at any time pursuant to applicable IRS procedures. In the case of higher-risk securities, the amount of market discount may be unclear.
From time to time, a substantial portion of the Fund’s investments in loans and other debt obligations could be treated as having OID and/or market discount, which, in some cases could be significant. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold.
A portion of the OID accrued on certain high yield discount obligations may not be deductible to the issuer and will instead be treated as a dividend paid by the issuer for purposes of the dividends-received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends-received deduction to the extent attributable to the deemed dividend portion of such OID.
Some debt obligations with a fixed maturity date of one year or less from the date of issuance may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). The Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt obligation. The rate at which OID or acquisition discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.
Some preferred securities may include provisions that permit the issuer, at its discretion, to defer the payment of distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring the payment of its distributions, the Fund may be required to report income for U.S. federal income tax purposes to the extent of any such deferred distributions even though the Fund has not yet actually received the cash distribution.

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In addition, pay-in-kind obligations will, and commodity-linked notes may, give rise to income that is required to be distributed and is taxable even though the Fund receives no interest payment in cash on the security during the year.
If the Fund holds the foregoing kinds of obligations, or other obligations subject to special rules under the Code, the Fund may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund received. Such distributions may be made from the cash assets of the Fund or by disposition of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such dispositions, including short-term capital gains taxable as ordinary income. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they might otherwise receive in the absence of such transactions.
Securities Purchased at a Premium
Very generally, where the Fund purchases a bond at a price that exceeds the redemption price at maturity - (i.e., at a premium) - the Fund may elect to amortize the premium over the remaining term of the bond which election would apply to all bonds (other than bonds the interest on which is excludible from gross income for U.S. federal income tax purposes) held by the Fund. In the case of a taxable bond, if the Fund makes such election, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds, the Fund is permitted to deduct any remaining premium allocable to a prior period. If the Fund does not elect to take bond premium into account currently, it will recognize a capital loss when the bond matures. In the case of a tax-exempt bond, tax rules require the Fund to reduce its tax basis by the amount of amortized premium.
Options, Futures, and Forward Contracts, Swap Agreements, and Other Derivatives
In general, option premiums received by the Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by the Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund will generally subtract the premium received for purposes of computing its cost basis in the stock purchased. Gain or loss arising in respect of a termination of the Fund’s obligation under an option other than through the exercise of the option will be short-term capital gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by the Fund expires unexercised, the Fund generally will recognize short-term capital gain equal to the premium received.
The Fund’s options activities may include transactions constituting straddles for U.S. federal income tax purposes, that is, that trigger the U.S. federal income tax straddle rules contained primarily in Section 1092 of the Code. Such straddles include, for example, positions in a particular security, or an index of securities, and one or more options that offset the former position, including options that are “covered” by the Fund’s long position in the subject security. Very generally, where applicable, Section 1092 requires (i) that losses be deferred on positions deemed to be offsetting positions with respect to “substantially similar or related property” to the extent of unrealized gain in the latter, and (ii) that the holding period of such a straddle position that has not already been held for the long-term holding period be terminated and begin anew once the position is no longer part of a straddle. Options on single stocks that are not “deep in the money” may constitute qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or to fail to qualify for the dividends received deduction, as the case may be.

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The tax treatment of certain positions entered into by the Fund, including regulated futures contracts, certain foreign currency positions and certain listed non-equity options, will be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked-to-market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.
Derivatives, Hedging and Other Transactions
In addition to the special rules described above in respect of futures and options transactions, the Fund’s transactions in other derivatives instruments (e.g., forward contracts and swap agreements), as well as any of its hedging, short sale, securities loan or similar transactions may be subject to one or more special tax rules (e.g., notional principal contract, straddle constructive sale, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities, thereby affecting, among other things, whether capital gains and losses are treated as short-term or long-term. These rules could, therefore, affect the amount, timing and/or character of distributions to shareholders.
Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a fund-level tax.
Commodities and Commodity-Linked Instruments
The Fund’s investments in commodities and commodity-linked instruments, if any, will potentially be limited by the Fund’s intention to qualify as a RIC, and will potentially limit the Fund’s ability to so qualify. Income and gains from commodities and certain commodity-linked instruments do not constitute qualifying income to a RIC for purposes of the 90% gross income test described above. In addition, the tax treatment of some other commodity-linked instruments in which the Fund might invest is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a RIC. If the Fund were to treat income or gain from a particular instrument as qualifying income and the income or gain were later determined not to constitute qualifying income, and, together with any other nonqualifying income, caused the Fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a RIC unless it is eligible to and does pay a tax at the Fund level.
Book-Tax Differences
Certain of the Fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of the Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income if any. If such a difference arises, and the Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment and to avoid an entity-level tax. In the alternative, if the Fund’s book income exceeds the sum of its taxable income (including realized capital gains) and net tax-exempt income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares and (iii) thereafter, as gain from the sale or exchange of a capital asset.
Short Sales
If the Fund participates in a short sale and, on the date of such short sale, the Fund either (i) does not hold securities substantially identical to those sold short or (ii) has held such substantially identical securities for one year or less, the character of gain or loss realized on such a short sale generally will be short-term. If the Fund participates in a short sale and, on the date of such short sale, the Fund has held substantially identical securities for more than one year, the character of gain realized on such short sale will be determined by reference to the Fund’s

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holding period in the property actually used to close the short sale; the character of loss realized on such short sale generally will be long term, regardless of the holding period of the securities actually used to close such short sale. Because net short-term capital gain (after reduction by any long-term capital loss) is generally taxed at ordinary income rates, the Fund’s short sale transactions can increase the percentage of the Fund’s gains that are taxable to shareholders as ordinary income.
Tax-Exempt Shareholders
Income of a RIC that would be unrelated business taxable income (“UBTI”) if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of the RIC. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).
Non-U.S. Shareholders
Distributions by the Fund to Non-U.S. shareholders properly reported by the Fund as (1) Capital Gain Dividends, (2) short-term capital gain dividends, (3) interest-related dividends, each as defined and subject to certain conditions described below, or (4) exempt-interest dividends generally are not subject to withholding of U.S. federal income tax (except that exempt-interest dividends may be subject to backup withholding).
Special rules (including withholding and reporting requirements) apply to partnerships and those holding Fund shares through partnerships. Such investors shall consult with their tax advisers concerning the consequences of investing in the Fund.
In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses and (2) “interest-related dividends” as distributions from U.S. source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual Non-U.S. shareholder, in each case to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders. The exceptions to withholding for Capital Gain Dividends and short-term capital gain dividends do not apply to distributions to an individual Non-U.S. shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution. If the Fund invests in a RIC that pays such distributions to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to Non-U.S. shareholders. The exception to withholding for interest-related dividends does not apply to distributions to a Non-U.S. shareholder (A) that has not provided a satisfactory statement that the beneficial owner is not a United States person (as such term is defined under the Code), (B) to the extent that the dividend is attributable to certain interest on an obligation if the Non-U.S. shareholder is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the Non-U.S. shareholder and the Non-U.S. shareholder is a controlled foreign corporation for tax purposes.
The Fund is permitted to report such part of its dividends as interest-related or short-term capital gain dividends as are eligible but is not required to do so. In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders.
Non-U.S. shareholders should contact their intermediaries regarding the application of withholding rules to their accounts.
Distributions by the Fund to Non-U.S. shareholders other than Capital Gain Dividends, short-term capital gain dividends, interest-related dividends or exempt-interest dividends (e.g., dividends attributable to dividend and foreign-source interest income or to short-term capital gains or U.S. source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or a lower rate under an applicable income tax treaty).
A Non-U.S. shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund unless (i) such gain is effectively connected with the conduct by the Non-U.S. shareholder of a trade or business within the United States, or (ii) in the case of a Non-U.S.

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shareholder that is an individual, such shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met.
Non-U.S. shareholders with respect to whom income from the Fund is effectively connected with a trade or business conducted by the Non-U.S. shareholder within the United States will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a Non-U.S. shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by such shareholder in the United States. More generally, Non-U.S. shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein and are urged to consult their tax advisors.
Non-U.S. shareholders also may be subject to “wash sale” rules to prevent the avoidance of the tax-filing and -payment obligations discussed above through the sale and repurchase of Fund shares.
For a Non-U.S. shareholder to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a Non-U.S. shareholder must comply with special certification and filing requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, W-8BEN-E or substitute form). Non-U.S. shareholders should consult their tax advisors in this regard.
Additional considerations may apply to foreign trusts and estates. Investors holding Fund shares through foreign entities should consult their tax advisers about their particular situation.
A Non-U.S. shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax referred to above.
Backup Withholding
The Fund is generally required to withhold and remit the legally required backup withholding amount (currently a flat rate of 24%) of taxable distributions, sales proceeds, redemption proceeds, if any, and any other payments paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number or social security number, who has under-reported dividend or interest income, or who is otherwise subject to backup withholding. In certain circumstances, the IRS may also require the Fund to backup withhold even when an appropriate taxpayer number or social security number has been provided or certified. The backup withholding rules may also apply to distributions that are properly reported as exempt-interest dividends. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is timely furnished to the IRS.
Tax Shelter Reporting Regulations
Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Other Reporting and Withholding Requirements
Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require the Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a shareholder fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, the Fund may be required to withhold under FATCA at a rate of 30% with respect

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to that shareholder on ordinary dividends it pays. The IRS and the Department of Treasury have issued proposed regulations providing that these withholding rules will not apply to the gross proceeds of share repurchases or Capital Gain Dividends the Fund pays, which can be relied on currently. If a payment by the Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to Non-U.S. shareholders described above (e.g., short-term capital gain dividends and interest-related dividends).
Shareholders that are United States persons and own, directly or indirectly, more than 50% of the Fund could be required to report annually their “financial interest” in the Fund’s foreign financial accounts, if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts (FBAR).
Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.
Shares Purchased Through Tax-Qualified Plans
Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.
PERFORMANCE RELATED AND COMPARATIVE INFORMATION
The Fund may quote certain performance-related information and may compare certain aspects of its portfolio and structure to other substantially similar closed-end funds as categorized by Broadridge Financial Solutions, Inc. (“Broadridge”), Morningstar Inc. or other independent services. Comparison of the Fund to an alternative investment should be made with consideration of differences in features and expected performance. The Fund may obtain data from sources or reporting services, such as Bloomberg Financial and Broadridge, which the Fund believes to be generally accurate.
The Fund, in its advertisements, may refer to pending legislation from time to time and the possible effect of such legislation on investors, investment strategy and related matters. At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.
Past performance is not indicative of future results. At the time Common Shareholders redeem their shares, they may be worth more or less than their original investment.
CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSEMENT AGENT
The custodian of the assets of the Fund is U.S. Bank National Association (the “Custodian”), 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212. The Custodian holds and administers the assets in the Fund’s portfolio.
U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Fund’s transfer agent, dividend disbursement agent and shareholder servicing agent, as well as agent for the Plan. Fund Services also serves as the Fund’s administrator, providing the Fund with administrative and management services (other than investment advisory services) and accounting services, including portfolio accounting services, tax accounting services, and furnishing financial reports. In this capacity, Fund Services does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Common Shares.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd., located at 1835 Market Street, Suite 310, Philadelphia, Pennsylvania 19103, serves as the independent registered public accounting firm for the Fund. Its services include auditing the Fund’s financial statements. Cohen & Co Advisory, LLC, an affiliate of Cohen & Company, Ltd., provides tax services to the Fund as requested.

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COUNSEL
Vedder Price P.C., 222 N La Salle St, Chicago, IL 60601, passes upon certain legal matters in connection with shares offered by the Fund, and also acts as counsel to the Fund.
REGISTRATION STATEMENT
A registration statement on Form N-2, including any amendments thereto (the “Registration Statement”), relating to the Common Shares of the Fund offered hereby, has been filed by the Fund with the SEC, Washington, D.C. The Prospectus and this SAI are parts of, but do not contain all of the information set forth in, the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the Common Shares offered or to be offered hereby, reference is made to the Fund’s Registration Statement. Statements contained in the Prospectus and this SAI as to the contents of any contract or other document referred to are not necessarily complete and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

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FINANCIAL STATEMENTS
The Fund is new and has no performance history as of the date of this SAI. Financial information therefore is not yet available. The audited financial statements, financial highlights and notes thereto and the independent registered public accounting firm’s report thereon appearing in the Fund’s annual report, once issued, will be incorporated herein by reference in this SAI. Once available, incorporated materials not delivered with the SAI may be obtained, without charge, by calling 1-855-965-5812, by writing to the Fund at LibreMax Asset-Backed Income Fund, c/o U.S. Bank Global Fund Services P.O. Box 219252 Kansas City, Missouri 64121-9252 or by visiting the Fund’s website at www.libremax.com.
Prior to commencement of investment operations, the Private Funds will be reorganized into the Fund. The Private Funds’ audited financial statements for the year ended December 31, 2024 are attached hereto as Appendix B. The audited financial statements of the Private Funds have been audited by Ernst & Young Ltd., the independent auditor for the Private Funds. Unaudited financial statements for the period ended June 30, 2025 for the Private Funds are also attached hereto as Appendix C.

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APPENDIX A
PROCEDURES FOR SHAREHOLDERS TO SUBMIT TO NOMINEE CANDIDATES
(Appendix A to the Fund’s Nominating and Governance Committee Charter)
A shareholder of a Fund must follow the following procedures to submit properly a nominee recommendation for the Committee’s consideration.
1.    The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to a Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund. Once each quarter, if any Shareholder Recommendations have been received by the Secretary during the quarter, the Secretary will inform the Committee of the new Shareholder Recommendations. Because the Fund does not hold annual or other regular meetings of shareholders for the purpose of electing Trustees, the Committee will accept Shareholder Recommendations on a continuous basis.
2.    All Shareholder Recommendations properly submitted to a Fund will be held by the Secretary until such time as (i) the Committee convenes to consider candidates to fill Board vacancies or newly created Board positions (a “Trustee Consideration Meeting”) or (ii) the Committee instructs the Secretary to discard a Shareholder Recommendation following a Trustee Consideration Meeting or an Interim Evaluation (as defined below).
3.    At a Trustee Consideration Meeting, the Committee will consider each Shareholder Recommendation then held by the Secretary. Following a Trustee Consideration Meeting, the Committee may instruct the Secretary to discard any or all of the Shareholder Recommendations currently held by the Secretary.
4.    The Committee may, in its discretion and at any time, convene to conduct an evaluation of validly submitted Shareholder Recommendations (each such meeting, an “Interim Evaluation”) for the purpose of determining which Shareholder Recommendations will be considered at the next Trustee Consideration Meeting. Following an Interim Evaluation, the Committee may instruct the Secretary to discard any or all of the Shareholder Recommendations currently held by the Secretary.
5.    The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”); (B) the number of shares of (and class, if any) of the Fund(s) owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Exchange Act, adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with the election of Trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Fund (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Fund to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Fund’s books; (iv) the number of shares (and class, if any) of the Fund(s) owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board or to satisfy applicable law.

A-1

APPENDIX B
Audited Financial Statements of Structured Opportunities Fund I
and Structured Opportunities Fund II
December 31, 2024

B-1

COMBINED FINANCIAL STATEMENTS

LibreMax Structured Opportunities Master Fund I, LP and
LibreMax Structured Opportunities (ECI) Master Fund I, LP,
collectively,
LibreMax Structured Opportunities Fund
Year Ended December 31, 2024
With Report of Independent Auditors

LibreMax Structured Opportunities Fund

Combined Financial Statements

Year Ended December 31, 2024

Contents

Report of Independent Auditors	1
Combined Statement of Financial Condition	3
Combined Schedule of Investments	4
Combined Statement of Operations	6
Combined Statement of Changes in Partners’ Capital	7
Combined Statement of Cash Flows	8
Notes to Combined Financial Statements	9

Report of Independent Auditors

To the General Partners
LibreMax Structured Opportunities Master Fund I, LP and
LibreMax Structured Opportunities (ECI) Master Fund I, LP,
collectively, LibreMax Structured Opportunities Fund

Opinion

We have audited the combined financial statements of LibreMax Structured Opportunities Master Fund I, LP and LibreMax Structured Opportunities (ECI) Master Fund I, LP, collectively, LibreMax Structured Opportunities Fund (collectively, the “Master Funds”), which comprise the combined statement of financial condition, including the combined schedule of investments, as of December 31, 2024, and the related combined statements of operations, changes in partners’ capital and cash flows for the year then ended, and the related notes (collectively referred to as the “financial statements”).

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Master Funds at December 31, 2024, and the results of its operations, changes in its partners’ capital and its cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Master Funds and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Master Funds’ ability to continue as a going concern for one year after the date that the financial statements are available to be issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free of material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

•    Exercise professional judgment and maintain professional skepticism throughout the audit.

•    Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•    Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Master Funds’ internal control. Accordingly, no such opinion is expressed.

•    Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•    Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Master Funds’ ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

October 23, 2025

LibreMax Structured Opportunities Fund

Combined Statement of Financial Condition

December 31, 2024
(Expressed in U.S. Dollars)

Assets
Cash and cash equivalents	$1,733,898
Investments in securities, at fair value (cost $185,153,105)	195,239,691
Derivative contracts, at fair value (premiums paid $333,422)	184,159
Interest receivable	4,525,395
Due from brokers	261,360
Tax receivable	235,900
Due from Feeder Funds	179,259
Other assets	726,773
Total assets	203,086,435

Liabilities and Partners’ Capital
Securities sold under agreements to repurchase	18,127,363
Distributions payable	23,370,000
Credit facility	3,700,000
Management fee payable	268,692
Professional fees payable	146,994
Due to Feeder Funds	42,810
Interest payable	26,564
Accrued expenses and other liabilities	24,208
Total liabilities	45,706,631

Partners’ Capital
Limited partners	152,263,565
General partners	5,116,239
Total partners’ capital	157,379,804
Total liabilities and partners’ capital	$203,086,435

See accompanying notes.	3

LibreMax Structured Opportunities Fund

Combined Schedule of Investments

December 31, 2024
(Expressed in U.S. Dollars)

Description	Notional	Fair Value	Percentage of Partners’ Capital
Investments in Securities
Structured Debt Obligations
United States
Collateralized Loan Obligations (“CLO”)
Equity
LibreMaxSO CAVU Partners I, coupon rate 0.00%,
maturing 2025	$999,894	$1,213,786	0.77%
Total CLO (cost $999,894)		1,213,786	0.77

Commercial Real Estate (“CRE”)
Mezzanine
Royal Bloomfield Mezzanine Loan, coupon rate 12.00%,
maturing 2035	$27,004,806	26,370,194	16.76
Totowa Mezzanine Loan, coupon rate 15.92%,
maturing 2035	$13,680,000	13,680,000	8.69
Kerf Bellingham Mezzanine Loan, coupon rate 12.00%,
maturing 2035	$13,279,678	13,328,813	8.47
Nimbus Everett Mezzanine Loan, coupon rate 12.00%,
maturing 2035	$8,880,035	8,908,451	5.66
Advantis Ft. Lauderdale Mezzanine Loan, coupon rate 16.35%,
maturing 2025	$4,390,838	4,418,939	2.81
Advantis Palm Bay Mezzanine Loane, coupon rate 16.53%
maturing 2025	$4,114,971	4,122,789	2.62
Total CRE (cost $71,350,328)		70,829,186	45.01

Single Family Rental
Equity
Divvy Warehouse, coupon rate 15.00%,
maturing 2031	$23,995,242	23,995,242	15.25
Total Single Family Rental (cost $23,995,242)		23,995,242	15.25

Commercial Mortgage-Backed Securities (“CMBS”)
Participation Junior
Iota Denver Preferred Equity, coupon rate 12.25%,
maturing 2035	$9,694,683	9,758,668	6.20
Total CMBS (cost $9,694,683)		9,758,668	6.20

Consumer Asset-Backed Securities (“Consumer ABS”)
Auto Subordinate
Tricolor Residual Warehouse, coupon rate 11.50%,
maturing 2026	$30,000,000	29,928,000	19.01
Aircraft Residual
Crestone JV, coupon rate 0.00%,
maturing 2026	$1,698,255	4,026,113	2.56
Total Consumer ABS (cost $31,698,255)		33,954,113	21.57%

See accompanying notes.	4

LibreMax Structured Opportunities Fund

Combined Schedule of Investments (continued)

December 31, 2024
(Expressed in U.S. Dollars)

Description	Notional	Fair Value	Percentage of Partners’ Capital
Investments in Securities (continued)
Structured Debt Obligations (continued)
United States (continued)
Single Borrower
Equity
Unlock Lex RIT 2022-1, coupon rate 0.00%,
maturing 2026	$38,265,579	46,603,649	29.61%
Unlock Home Equity, coupon rate 0.00%,
maturing 2026	$276,210	3,050,380	1.94
Total Single Borrower (cost $41,600,386)		49,654,029	31.55

Market Place Lending
Whole Loans
Fundbox Mezzanine Warehouse, coupon 12.31%,
maturing 2025	$5,814,317	5,834,667	3.71
Total Market Place Lending (cost $5,814,317)		5,834,667	3.71
Total United States (cost $185,153,105)		195,239,691	124.06
Total Structured Debt Obligations (cost $185,153,105)		195,239,691	124.06
Total Investments in Securities (cost $185,153,105)		$195,239,691	124.06%

Derivative Contracts - Assets
United States
Currency Options
Foreign Exchange
USISDA 10 Nov 2025 - Digital - Puts strike 5.5, coupon rate 0.00%,
maturing 2025	$2,360,510	$184,159	0.12%
Currency Options (premiums paid $333,422)		184,159	0.12
Total United States (premiums paid $333,422)		184,159	0.12
Total Derivative Contracts - Assets (premiums paid $333,422)		$184,159	0.12%

See accompanying notes.	5

LibreMax Structured Opportunities Fund

Combined Statement of Operations

Year Ended December 31, 2024
(Expressed in U.S. Dollars)

Net realized and change in unrealized gain/(loss) on
investment transactions
Net realized gain on investment transactions	$1,745,733
Net realized loss on derivative contracts	(868,139)
Net change in unrealized gain on investment transactions	6,105,182
Net change in unrealized gain on derivative contracts	630,937
Net gain on investment transactions		$7,613,713

Investment income
Interest income	18,157,020
Dividend income	147,643
Total investment income	18,304,663

Expenses
Management fee	1,045,372
Deal legal expense	837,197
Interest expense	652,922
Professional fees	282,943
Market data expense	66,696
Other expenses	188,696
Total expenses	$3,073,826
Net investment income		15,230,837

Net income		$22,844,550

See accompanying notes.	6

LibreMax Structured Opportunities Fund

Combined Statement of Changes in Partners’ Capital

Year Ended December 31, 2024
(Expressed in U.S. Dollars)

	Limited Partners	General Partner	Total
Partners’ capital at beginning of year	$178,038,844	$3,209,353	$181,248,197
Capital contributions	396,083	—	396,083
Distributions	(45,258,072)	(1,850,954)	(47,109,026)
Pro-rata allocation of net income	22,602,259	242,291	22,844,550
Carried Interest	(3,515,549)	3,515,549	—
Partners’ capital at end of year	$152,263,565	$5,116,239	$157,379,804

See accompanying notes.	7

LibreMax Structured Opportunities Fund
Combined Statement of Cash Flows
Year Ended December 31, 2024
(Expressed in U.S. Dollars)

Cash flows from operating activities
Net income	$22,844,550
Adjustments to reconcile net income to net cash used in
operating activities:
Net realized gain on investment transactions	(1,745,733)
Net realized loss on derivative contracts	868,139
Net change in unrealized gain on investment transactions	(6,105,182)
Net change in unrealized gain on derivative contracts	(630,937)
Net cash settlement for derivative contracts	(201,561)
Purchase of investment securities	(41,852,900)
Proceeds from disposition of investment securities	25,342,846
Net change in operating assets and liabilities:
Interest receivable	(3,316,576)
Due from brokers	1,185,163
Tax receivable	(235,900)
Due from Feeder Funds	1,174,933
Other assets	(162,750)
Management fee payable	(1,029,531)
Professional fees payable	(24,414)
Interest payable	(21,791)
Accrued expenses and other liabilities	(22,758)
Due to brokers	(3,430)
Net cash used in operating activities	(3,937,832)

Cash flows from financing activities
Proceeds from capital contributions	396,083
Payments for distributions, net of distributions payable	(25,339,026)
Proceeds from credit facility	13,950,000
Payments on credit facility	(12,250,000)
Net proceeds for securities sold under agreements to repurchase	18,127,363
Net cash used in financing activities	(5,115,580)

Net change in cash and cash equivalents	(9,053,412)
Cash and cash equivalents at beginning of year	10,787,310
Cash and cash equivalents at end of year	$1,733,898

Supplemental disclosure of cash flow information
Cash paid during the year for interest	$674,713

See accompanying notes.	8

LibreMax Structured Opportunities Fund
Notes to Combined Financial Statements
December 31, 2024
1. Organization
LibreMax Structured Opportunities Master Fund I, LP (the “Non-ECI Master Fund”) was organized as a Cayman Islands exempted limited partnership, under the Private Funds Acts (2021 Revision) on May 20, 2021. LibreMax Structured Opportunities (ECI) Master Fund I, LP (the “ECI Master Fund” and together with the Non-ECI Master Fund, collectively, “LibreMax Structured Opportunities Fund”, the “Master Funds” or the “Debtors”) was organized as a Delaware limited partnership on May 14, 2021. The Master Funds commenced operations on August 18, 2021.
As of December 31, 2024, the Master Funds wholly owned or held majority interests in United States limited liability companies and trusts that invest directly in debt and equity securities. Lexington SO Totowa, LLC, Lexington SO Bloomfield, LLC, Lexington SO Everett, LLC, Lexington SO Bellingham, LLC, Lexington SO Palm Bay, LLC, Lexington SO FT Lauderdale, LLC and Unlock LEX Residential Investments Trust 2022-1 are wholly owned by LibreMax Structured Opportunities (ECI) Master Fund I, LP, and Lexington SO Fox Park, LLC is wholly owned by LibreMax Structured Opportunities Master Fund I, LP.
The investment objective of the Master Funds is to generate attractive returns through investments in a variety of securitized and structured products and credit-related investments. To achieve the Master Funds’ objective, the Investment Manager (as defined below) employs an extensive micro-credit analysis and a rigorous underwriting process that complements a thematic macro approach to portfolio construction. The Investment Manager (defined below) believes that a strategy based on the foregoing investment process will generate attractive returns.
The Master Funds receive all of their investing capital from LibreMax Structured Opportunities Partners I, LP (the “Domestic Fund”) and LibreMax Structured Opportunities Offshore Partners I, LP (the “Partnership”) (collectively, the “Feeder Funds”) and LibreMax GP, LLC, the (“General Partner”) and LibreMax Structured Opportunities (ECI) GP, LLC (the “General Partner” and collectively with LibreMax GP, LLC, the “General Partners” ). The Partnership invests its assets in the Master Funds through LibreMax Structured Opportunities Onshore I, LLC (the “ECI Intermediate Fund”) and LibreMax Structured Opportunities Offshore I, LLC (the “Non-ECI Intermediate Fund”, and together with the ECI Intermediate Fund, the “Intermediate Funds”). The Domestic Fund and the Partnership held approximately 75.18% and 21.57%, respectively, of the Master Funds committed capital at December 31, 2024. In addition, the General Partners, affiliates of the Investment Manager, held 3.25% of the Master Funds as of December 31, 2024.

LibreMax Structured Opportunities Fund
Notes to Combined Financial Statements (continued)
1. Organization (continued)
LibreMax Capital, LLC (the “Investment Manager”), a Delaware limited liability company, serves as the investment manager for the Master Funds, the Intermediate Funds and the Feeder Funds, and in such capacity, makes all investment decisions and provides certain administrative services to the Master Funds. The Investment Manager is registered as an investment adviser with the Securities and Exchange Commission under the Investment Advisers Act of 1940.
International Fund Services (N.A.), L.L.C. (the “Administrator”), a subsidiary of State Street Alternative Investment Solutions, was appointed as the administrator for the Master Funds. The Administrator also acts as the transfer agent for the Master Funds and Feeder Funds. For the year ended December 31, 2024, the administration fee was $126,000, which is included in professional fees on the Combined Statement of Operations.
The General Partners are responsible for the overall management and control of the Master Funds and have delegated the making and approval of any investment decisions to the Investment Manager and the day-to-day administrative functions to the Administrator.
The Master Funds are funded with Capital Commitments during the investment period, which commenced on the Initial Closing date of August 18, 2021 and will end on the eighth month end following the Initial Closing or at such earlier time as the General Partners may determine. The Feeder Funds had two closings with the first totalling capital commitments of $172,600,000. Any additional contribution subsequent to the first close must make a capital contribution in an amount equal to the aggregate amount of Capital Contributions that would have been made by such Additional Partner had such Additional Partner been admitted to the Feeder Funds on the Initial Closing (together with all other Additional Partners) with respect to such New Commitment. The additional contributions must also pay to the Feeder Funds, on the date of such Initial Additional Capital Contribution, an amount (the “Make-Up Amount”) equal to interest at the rate equal to the sum of 8% per annum, calculated with respect to each set of Capital Contributions made prior to the Initial Additional Capital Contribution for the period starting on the applicable drawdown date for such Capital Contributions and ending on the due date for the Initial Additional Capital Contribution. The second closing totalled an additional $51,715,000 in commitments and a make-up amount of $85,257.
The Harvest Period is the period commencing on the expiration or termination of the Investment Period and ending on the fourth anniversary thereof provided, however, that the Harvest Period may be extended twice by the General Partners, in their sole discretion, up to one year for each extension, upon at least thirty days’ prior notice to the Limited Partners. The Master Funds entered the Harvest period at the end of April 2022 but continues to make Follow-on Investments which are portfolio investments made after the end of the Investment Period which the General Partners, in their sole discretion, believe is appropriate or necessary for the Master Funds to make to preserve, protect or enhance an existing Portfolio Investment.

LibreMax Structured Opportunities Fund
Notes to Combined Financial Statements (continued)
1. Organization (continued)
Capitalized terms used but not defined herein shall have the meaning assigned to them in the Master Funds’ offering memoranda.
2. Summary of Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Master Funds in the preparation of its combined financial statements.
Basis of Accounting
The Master Funds’ accounting policies are in conformity with accounting principles generally accepted in the United States of America. The Master Funds maintain their financial records in United States dollars. The Master Funds are investment companies that follow the accounting and reporting guidance of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) No. 946, “Financial Services - Investment Companies”. For financial reporting purposes, the Master Funds follow the accrual method of accounting.
The combined financial statements reflect holdings and operations of LibreMax Structured Opportunities Master Fund I, LP and LibreMax Structured Opportunities (ECI) Master Fund I, LP as these entities are under common control and management. The Investment Manager believes this to be a more meaningful presentation.
Investment Valuation
Any security listed on a national exchange or national market and freely transferable shall be valued at the last sale price on the principal exchange or market reflected on the consolidated tape at the close of the exchange or “official closing price” on the national exchange. If no sales occurred on the relevant business day, the security is valued at the mean between the last “bid” and “ask” price at the close of business on such day. A security that was not traded on its principal exchange or market shall be valued at the last quoted sales price on the next most active exchange or market unless the General Partners determine that such price is not representative of fair value, in which case quotations from financial publications or recognized pricing services will be used.
A put or call option that is listed on a national options exchange shall be valued at the mean between the last “bid” and “ask” price for such option on such date.
Any security traded over the counter and not listed on an exchange or market that is freely transferable is valued at the mean or “mid” between the last “bid” and “ask” price at the close of business on such day, or if no mid price is available, such security shall be valued at the bid price.

LibreMax Structured Opportunities Fund
Notes to Combined Financial Statements (continued)
2. Summary of Significant Accounting Policies (continued)
Investment Valuation (continued)
The core positions of the Master Funds, primarily structured debt obligations, are valued using marks obtained from the broker/dealer community and pricing vendors. The Investment Manager seeks to obtain multiple marks for every position in the Master Funds, and averages the marks to arrive at the final price for the relevant valuation date. However, in certain cases, only one price may be available, in which case the position shall be valued using a single price.
Any futures or similar contract or any option on any such instrument traded on an exchange is valued using the most recent available closing quotation on such exchange.
Non-exchange traded derivatives, such as forward contracts, credit default swaps, total return swaps and swaptions are valued from a potential range of sources including the counterparty to a contract, a pricing vendor or broker quotes.
Certain investments in securities may be valued at fair value as determined by the General Partners, in consultation with the Investment Manager, in the absence of readily determinable market inputs. Among the factors considered by the Investment Manager in determining fair value are: the type of security, trading in unrestricted securities of the same issuer, the financial condition of the issuer, the Master Funds’ cost at the date of purchase, inputs relevant to the fair valuation of the security (including, but not limited to: constant default rates, constant prepayment rates, loss severities, liquidity constraints, yield curves and manager behavior). The fair values determined in accordance with these procedures may differ significantly from the amounts which would be realized upon disposition of the securities. As of December 31, 2024, none of the Master Funds’ investments were fair value based on an internal model developed by the Investment Manager.
The General Partners have delegated to the Investment Manager the determination of the fair value of securities in accordance with the principles set out above. Although the Investment Manager uses its best judgment and good faith in estimating the fair value of investments, there are inherent limitations in any estimation technique. Future events may affect the estimates of fair value, including the ultimate liquidation of investments, and the effect could be material to the combined financial statements.

LibreMax Structured Opportunities Fund
Notes to Combined Financial Statements (continued)
2. Summary of Significant Accounting Policies (continued)
Investment Transactions, Income and Expenses
The Master Funds record investment transactions on a trade date basis. Discounts and premiums on investments are amortized over the remaining life of the respective investments using the effective interest method. Realized gains and losses on investments are determined on the specific identification basis. Interest income and expense are recorded on the accrual basis. Principal paydowns are recorded on a transaction date basis. Dividend income and expense are recorded on the ex-dividend date. Expenses are recorded on an accrual basis. Direct expenses related to the Feeder Funds, which are paid by the Master Funds are specifically allocated to the Feeder Funds to which they relate.
Cash and Cash Equivalents
Cash and cash equivalents include short-term investments with a maturity of three months or less when purchased and consists of cash and overnight time deposits held with financial institutions and short-term money market funds. At December 31, 2024, the Master Funds held $465,028 in Goldman Sachs Financial Square Government Fund Class FST and $1,268,870 in cash. The money market funds meet the criteria for Level I investment as defined in the fair value hierarchy as described in Note 3. The money market funds seek to maintain a stable net asset value per share of $1.00. While the Master Funds seek to purchase and sell shares at this net asset value, the share price of the money market funds could be negatively affected during periods of high redemption pressures or illiquid markets. Cash is held with financial institutions which may exceed insured limits. Cash deposited with banks is subject to credit risk, to the extent it is not covered by Federal Deposit Insurance Corporation (“FDIC”) insurance limits. In the event of a financial institution’s insolvency, the Master Funds may be unable to recover some or all of its cash balances that are not covered by FDIC.
Income Taxes
The Non-ECI Master Fund is organized as an exempted limited partnership under the laws of the Cayman Islands and, generally, is not subject to United States federal income tax, except for withholding taxes applicable to dividend and certain interest income.
The ECI Master Fund is not subject to U.S. federal, state or local taxes. Accordingly, no provision has been made in the accompanying combined financial statements for federal, state or local taxes. Each partner separately takes into account, on its tax return, its share of the income, gains, losses, deductions or credits for the ECI Master Fund’s taxable income and gain whether or not any distribution is made to any partner.

LibreMax Structured Opportunities Fund
Notes to Combined Financial Statements (continued)
2. Summary of Significant Accounting Policies (continued)
Income Taxes (continued)
ASC 740, “Income Taxes”, provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the combined financial statements. The standard requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Master Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet a more-likely-than-not threshold would be recorded as a tax expense. For all open periods from August 18, 2021 (commencement of operations) to December 31, 2024, the Master Funds remain subject to examination by U.S. Federal and state jurisdictions where the Master Funds make investments. As a result of such evaluation by management, no income tax liability or expense, including penalties and interest, has been recorded in the accompanying combined financial statements.
Management has performed an analysis of the Master Funds’ material tax positions and has determined that such positions meet a more-likely-than-not standard. Accordingly, no tax expense was recorded for the year ended December 31, 2024. The Investment Manager is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecorded taxes will significantly change in the next twelve months. The Investment Manager continually reviews the Master Funds’ tax positions and such conclusions under the FASB guidance to determine if a liability should be recorded based on ongoing analyses of tax laws and regulations and interpretations thereof and other factors.
Use of Estimates
The preparation of combined financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the amounts reported in the combined financial statements and accompanying notes. Management believes that the estimates utilized in preparing the combined financial statements are reasonable and prudent; however, actual results could differ from those estimates.
Repurchase Agreements
Securities sold under agreements to repurchase (“Repurchase Agreements”) represent the sale of a security by the Master Funds to a counterparty at a specified price with an agreement for the Master Funds to repurchase the same security from the same counterparty at a fixed rate or determinable price at a future date. A Repurchase Agreement allows the Master Funds to transfer possession of a security as collateral, to the counterparty, usually a broker, in exchange for cash from the counterparty. The Master Funds agree to repay cash plus interest in exchange for the return of the same security. The party taking possession of the security receives interest at an agreed upon rate.

LibreMax Structured Opportunities Fund
Notes to Combined Financial Statements (continued)
2. Summary of Significant Accounting Policies (continued)
Repurchase Agreements (continued)
During the term of a Repurchase Agreement, the value of the underlying securities held as collateral on behalf of the Master Funds, including accrued interest, is required to equal or exceed the value of the Repurchase Agreement, including accrued interest. If the counterparty defaults or becomes insolvent, realization of the collateral by the Master Funds may be delayed or limited and there may be a decline in the value of the collateral during the period while the Master Funds assert their rights. The repurchase date is mutually agreed to by the Master Funds and the counterparty.
3. Fair Value Measurements and Disclosures
Fair value represents the price that would be received upon the sale of an asset or paid upon the transfer of a liability in an orderly transaction between market participants at the measurement date (an exit price). The FASB issued an accounting standard that establishes a fair value hierarchy for the inputs used in valuation models and techniques used to measure fair value. An investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.
Assets and liabilities measured at fair value are classified into one of the following categories:
•Level I – Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities. The types of investments which would generally be included are equities and derivatives listed on a securities exchange.
•Level II – Quoted prices in markets that are not considered to be active or financial instruments for which all significant inputs are observable, either directly or indirectly (inputs include quoted prices for similar investments in active markets, interest rates and yield curves, credit risk assessments, etc.). The types of investments which would generally be included in this category are certain structured debt obligations such as mortgage-backed securities (“MBS”), asset-backed securities (“ABS”), or other similar investments and certain over-the-counter derivatives.
•Level III – Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable (including the Investment Manager’s own assumptions about what market participants would use in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The types of investments which would generally be included in this category are certain structured debt obligations, private equity and/or debt securities issued by private entities.

LibreMax Structured Opportunities Fund
Notes to Combined Financial Statements (continued)
3. Fair Value Measurements and Disclosures (continued)
The Investment Manager has established a Valuation Committee responsible for overseeing the fair valuation of all securities held in the Master Funds’ portfolios. The Valuation Committee meets on a monthly basis and as frequently as needed. Its primary functions include: adopting and reviewing fair valuation policies, determining fair values, establishing and reviewing fair valuation methodologies, and addressing the adequacy and consistency of application of fair valuation pricing policies and procedures.
The Investment Manager obtains market price quotations for use in the fair valuation of the Master Funds’ portfolio on a monthly basis. The Investment Manager seeks to obtain quoted “bid” and “ask” or “mid” prices from at least two, if possible, broker/dealers, pricing services, valuation agents, or other independent pricing sources. If a “bid” and “ask” quotation is received, the mean or “mid” will be calculated. If two or more quotations are obtained by the Investment Manager for a security, the average of such quotations shall be used. If no mid price is available, such security shall be valued at the bid price. Certain market price quotations may be disregarded and deemed to be outliers if in the reasonable judgment of the Investment Manager the quotations are not representative of the market. Quotations that are deemed to be outliers would be presented and approved by the Valuation Committee.
Valuations for fixed income securities and derivatives presented in the Master Funds’ fair value hierarchy tables are generally based on market price quotations or recently executed market transactions (where observable) and are generally classified as Level II. Inputs into market quotations are observable and may include quoted prices for similar investments in active or inactive markets, interest rates, yield curves and forward currency rates, constant default rates, constant prepayment rates, loss severities, liquidity constraints and manager behavior. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level III.
In the absence of consistently available market price quotations that reflect observable market inputs, investments are generally classified as Level III. The Investment Manager may use a variety of valuation techniques in the fair value process including, but not limited to, recent market transactions, single market quotations, discounted cash flow models, market approaches and option value models. The Investment Manager may use one or a combination of these valuation techniques in determining the fair value of a Level III investment.
During the year ended December 31, 2024, there were no changes to the Master Funds’ valuation techniques that had, or are expected to have, a material impact on its financial position or results of operations.

LibreMax Structured Opportunities Fund
Notes to Combined Financial Statements (continued)
3. Fair Value Measurements and Disclosures (continued)
The following fair value hierarchy tables present information about the Master Funds’ assets and liabilities measured at fair value on a recurring basis as of December 31, 2024. Refer to the Combined Condensed Schedule of Investments for further details on the industry and geographic concentrations, which has been prepared based on the geographic location of the issuer.

	Assets at Fair Value
	Level I	Level II	Level III	Total
Investments in Securities
Structured Debt Obligations
CLO
Equity	$—	$—	$1,213,786	$1,213,786
CRE
Mezzanine	—	—	70,829,186	70,829,186
Single Family Rental
Equity	—	—	23,995,242	23,995,242
CMBS
Participation Junior	—	—	9,758,668	9,758,668
Consumer ABS
Auto Subordinate	—	—	29,928,000	29,928,000
Aircraft Residual	—	—	4,026,113	4,026,113
Single Borrower
Equity	—	—	49,654,029	49,654,029
Market Place Lending
Whole Loans	—	—	5,834,667	5,834,667
Total Investments in Securities	$—	$—	$195,239,691	$195,239,691

	Derivative Assets at Fair Value
	Level I	Level II	Level III	Total
Derivative Contracts - Assets
Currency Options	$—	$—	$184,159	$184,159
Total Derivative Contracts - Assets	$—	$—	$184,159	$184,159
The following table summarizes the purchases and transfers of the Master Funds’ Level III assets for the year ended December 31, 2024:

	Investments in Securities	Derivative Contracts, Net
	Structured Debt Obligations	Currency Options
Investment purchases	$41,852,900	$333,422

LibreMax Structured Opportunities Fund
Notes to Combined Financial Statements (continued)
3. Fair Value Measurements and Disclosures (continued)
There were no transfers in or transfers out of Level III assets for the year ended December 31, 2024.
Master Funds’ Level III Investments are valued using prices obtained from third party pricing specialists without adjustments.
Derivative Financial Instruments and Hedging Activities
The Master Funds may enter into derivative contracts to manage the Master Funds’ currency exchange risk, interest rate risk, credit risk and other exposure risks. The types of derivative contracts generally used by the Master Funds are equity and equity index options, swaps, swaptions and futures. Investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings. As such, even though the Master Funds may use derivatives in an attempt to achieve an economic hedge, the Master Funds’ derivatives are not considered to be hedging instruments. Instead, the Master Funds have designated these derivative instruments as trading instruments.
Certain of the Master Funds’ derivative contracts have been transacted pursuant to bilateral agreements with certain counterparties that give the counterparties the right to terminate the transactions if the Master Funds’ net assets decline below an agreed upon level (a “Trigger Event”). If a Trigger Event had occurred at December 31, 2024 for those contracts in a net liability position where counterparties are permitted to terminate the open derivative contracts, additional amounts may not be required to be posted since the aggregate fair value of the required collateral posted exceeded the settlement amounts of the open derivative contracts. As of December 31, 2024, the Master Funds held $184,159 derivative contracts that were in a net asset position and none are subject to a Trigger Event. To the extent derivative contracts are in a net asset liability, if any, the Master Funds may need to post additional collateral. Please see the table in Note 4 “Offsetting Assets and Liabilities”.
The following table summarizes the fair value of derivative instruments designated as trading instruments on a gross basis classified by type of risk of underlying investments as shown on the Combined Statement of Financial Condition as of December 31, 2024:

		Fair Value of Derivative Instruments
		Assets		Liabilities
Derivative Type	Primary Risk Exposure	Combined Statement of Financial Condition Location	Fair Value	Combined Statement of Financial Condition Location	Fair Value

Option Contracts	Foreign Exchange	Derivative contracts, at fair value	$184,159	Derivative contracts, at fair value	$—
Total Derivative Contracts			$184,159		$—

LibreMax Structured Opportunities Fund
Notes to Combined Financial Statements (continued)
3. Fair Value Measurements and Disclosures (continued)
Derivative Financial Instruments and Hedging Activities (continued)
The following table summarizes the gains and losses reported on derivatives designated as trading instruments as included in the Combined Statement of Operations for the year ended December 31, 2024:

			Net Change in
		Net Realized	Unrealized
		Gain (Loss)	Gain (Loss)	Volume of Activity(1)
Derivative Type	Primary Risk Exposure	on Derivatives	on Derivatives	Asset	Liability
Futures Contracts	Foreign Exchange	$(1,560)	$3,488	—	—
Option Contracts	Foreign Exchange	(866,579)	627,449	159	—
Total Derivative Contracts		$(868,139)	$630,937

(1) The volume of activity represents the average quarterly notional exposure (in thousands) during the year.
4. Offsetting Assets and Liabilities
The Master Funds are required to disclose the impact of offsetting assets and liabilities represented in the Combined Statement of Financial Condition to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities. These recognized assets and liabilities are financial instruments and derivative instruments that are either subject to an enforceable master netting arrangement or similar agreement or meet the following right of set off criteria: the amounts owed by the Master Funds to another party are determinable, the Master Funds have the right to set off the amounts owed with the amounts owed by the other party, the Master Funds intend to set off, and the Master Funds’ right of set off is enforceable at law.
Excluding the criteria that the Master Funds intend to set off, securities purchased under agreements to resell and securities sold under agreements to repurchase need to meet the following additional criteria to be offset: positions are with the same counterparty, have the same explicit settlement date specified at the inception of the agreements, are executed in accordance with a master netting arrangement, have securities underlying the agreements that exist in book entry form and can be transferred only by means of entries in the records of the transfer system operator or securities custodian, will both be settled on a securities transfer system and have an associated banking arrangement in place as described by FASB, and intends to use the same account at the clearing bank or other financial institution at the settlement date in transacting both the cash inflows resulting from the settlement of the securities purchased under agreements to resell and the cash outflows in settlement of the offsetting securities sold under agreements to repurchase.

LibreMax Structured Opportunities Fund
Notes to Combined Financial Statements (continued)
4. Offsetting Assets and Liabilities (continued)
As of December 31, 2024, the Master Funds hold financial instruments and derivative instruments that are eligible for offset in the Combined Statement of Financial Condition and are subject to a master netting arrangement. The master netting arrangement allows the counterparty to net applicable collateral held on behalf of the Master Funds against applicable liabilities or payment obligations of the Master Funds to the counterparty. These arrangements also allow the counterparty to net any of its applicable liabilities or payment obligations they have to the Master Funds against any collateral sent to the Master Funds. The Master Funds do not designate or account for any derivative instruments as hedging instruments as defined under ASC 815, “Derivatives and Hedging”. Additionally, the Master Funds have elected not to offset the cash collateral against the fair value of the derivative contracts on the Combined Statement of Financial Condition.
The following table provides disclosure regarding the potential effect of offsetting of recognized liabilities presented in the Combined Statement of Financial Condition as of December 31, 2024:

Assets			Gross Amounts	Net Amounts of	Gross Amounts Not Offset in
			Offset in the	Recognized Assets	the Combined Statement of
		Gross Amounts	Combined Statement	presented in the	Financial Condition
		of Recognized	of Financial	Combined Statement of	Financial	Collateral
Counterparty	Description	Assets	Condition	Financial Condition	Instruments	Received	Net Amount
Counterparty A	Derivative Contracts	$184,159	$—	$184,159	$—	$(184,159)	$—
	Total	$184,159	$—	$184,159	$—	$(184,159)	$—

Liabilities			Gross Amounts	Net Amounts of	Gross Amounts Not Offset in
			Offset in the	Recognized Liabilities	the Combined Statement of
		Gross Amounts	Combined Statement	presented in the	Financial Condition
		of Recognized	of Financial	Combined Statement of	Financial	Collateral
Counterparty	Description	Liabilities	Condition	Financial Condition	Instruments	Pledged	Net Amount
Counterparty B	Securities sold under
	agreements to repurchase	$18,127,363	$—	$18,127,363	$(18,127,363)	$—	$—
	Total	$18,127,363	$—	$18,127,363	$(18,127,363)	$—	$—
The actual collateral received and/or pledged may be more than the amount disclosed above due to overcollateralization.
5. Due from/to Brokers
Securities transactions of the Master Funds are primarily maintained, cleared and held by registered U.S. broker/dealers pursuant to clearance agreements. As of December 31, 2024, the due from brokers balance in the Combined Statement of Financial Condition includes cash at these brokers and amounts receivable for securities transactions pending settlement.
Investments in securities held by the clearing brokers are pledged to the clearing brokers on terms which permit the clearing brokers to sell or repledge the securities to others, subject to certain limitations. The Master Funds had substantial counterparty credit risk with these brokers and their affiliates.

LibreMax Structured Opportunities Fund
Notes to Combined Financial Statements (continued)
5. Due from/to Brokers (continued)
In the ordinary course of business of trading in securities, the Master Funds may borrow funds on margin and, therefore, the clearing brokers will use securities pledged by the Master Funds to facilitate these activities. Margin interest is paid at floating interest rates based upon the Fed Funds rate or Secured Overnight Financing Rate (SOFR). SOFR is a benchmark interest rate for dollar-denominated derivatives and loans. SOFR uses actual costs of transactions in the overnight repo market, calculated by the New York Federal Reserve. As of December 31, 2024, the Master Funds did not have an outstanding margin balance.
Due from brokers and counterparties includes deposits of $210,000, which was pledged by the Master Funds for derivatives trading.
6. Financing Arrangements
On June 26, 2024, the Lexington SO1 Unlock Borrower, LLC with LibreMax Structured Opportunities (ECI) Master Fund I, LP as the Sponsor, entered into a loan and security agreement (“Loan Agreement”) with East West Bank. Credit Extensions in an aggregate amount cannot exceed at any time the Revolving Loan Commitment of $30,000,000 and (ii) in an aggregate amount not to exceed at any time outstanding the lesser of the Maximum Loan Amount, as the same may be increased from time to time pursuant to the terms and provisions thereof, and the Borrowing Base.
The collateral for credit extensions are the right, title and interest of Borrower in and to the Trust, the Trust Fund and the Trust Certificates (including all Collections received thereunder and the beneficial rights evidenced thereby in any property that underlies or may be deemed to secure the respective interests in the Trust represented by the Trust Certificates) and any related rights, remedies, powers and privileges of the holder thereof under the related Unlock Agreements. The advances on the facility shall bear interest, on the outstanding daily balance at a rate of 1 Month Term SOFR plus spread of 3.15%.
During the year ended December 31, 2024, the Master Funds incurred interest expense in the amount of $521,429 and there was $18,127,363 principal balance outstanding on the facility at year end.
On October 28, 2021, the Master Funds entered into a loan and security agreement (“Loan Agreement”) with Pacific Western Bank. Credit Extensions are available up to a maximum aggregate outstanding principal amount being the lesser of (i) one hundred million dollars and (ii) thirty percent of Capital Commitments. The collateral for credit extensions are All Uncalled Committed Capital of the Debtor’s Partners, Capital Contributions of the Debtor’s Partners, Capital Calls to the Debtor’s Partners, and all other proceeds and rights to payment from the Debtor’s Partner of such Partner’s Uncalled Committed Capital.

LibreMax Structured Opportunities Fund
Notes to Combined Financial Statements (continued)
6. Financing Arrangements (continued)
The advances on the facility shall bear interest, on the outstanding daily balance at a variable annual rate equal to the greater of: one half of one percent (0.50%) below the Prime Rate then in effect; or 2.85%. During the year ended December 31, 2024, the Master Funds incurred interest expense in the amount of $101,289 and there was $3,700,000 principal balance outstanding on the facility at year end.
7. Related Party Transactions
Management Fee and Other Expenses
The Master Funds will pay to the Investment Manager a monthly management fee calculated at an annual rate of 1.50% of the value of the Feeder Funds’ partners’ capital (the “Management Fee”). The Management Fee is paid monthly in advance based on the value of each Feeder Fund’s partners’ capital as of the first business day of each month, adjusted for contributions and withdrawals made during the month. The Investment Manager, in its sole discretion, may waive or modify the Management Fee for limited partners of the Feeder Funds that are members, employees or affiliates of the General Partners or the Investment Manager, relatives of such persons, and for certain large or strategic investors. An affiliate of the Anchor Investor is entitled to receive a portion of the Management Fee.
The Management Fee for the year ended December 31, 2024 amounted to $1,045,372.
Direct Fund Expenses Incurred by the Investment Manager
The Master Funds are responsible for the Management Fee, investment expenses such as commissions and research fees, audit and tax preparation expenses, administrative expenses, legal expenses, operating and accounting expenses (including external accounting expenses and reimbursement of the cost of operating and accounting expenses provided by the Investment Manager or its affiliates), valuation expenses, asset management services, organizational expenses, insurance expenses, fees and expenses of any service companies, other similar expenses related to the Master Funds, extraordinary expenses, and state, local and foreign taxes relating to portfolio investments. To the extent that expenses to be borne by the Master Funds are paid by the Investment Manager, or any of their affiliates, such expenses will be allocated from and reimbursed to such party by the Master Funds. For the year ended December 31, 2024, such expenses amounted to $101,300 and are included in market data expense and other expenses on the Combined Statement of Operations. As of December 31, 2024, there were no such expenses payable to the Investment Manager.

LibreMax Structured Opportunities Fund
Notes to Combined Financial Statements (continued)
7. Related Party Transactions (continued)
Related Party Ownership
As of December 31, 2024, the General Partners and their affiliated parties’ investment in the Master Funds (directly and indirectly) amounted to $1,001,753 or 0.64% of total partners’ capital of the Master Funds.
8. Risk Management
Special risks may be associated with the Master Funds’ investments in structured credit products, collateralized debt obligations, collateralized mortgage obligations, collateralized bond obligations, collateralized loan obligations, synthetic credit portfolio transactions and asset backed securities. For example, synthetic portfolio transactions may be structured with two or more classes of tranches that receive different proportions of the interest and principal distributions on a pool of credit assets. The yield to maturity of a tranche may be extremely sensitive to the rate of defaults in the underlying reference portfolio. A rapid change in the rate of defaults may have a material adverse effect on the yield to maturity. It is therefore possible that the Master Funds may incur losses on its investments in structured products regardless of their ratings by S&P or Moody’s. Additionally, the securities in which the Investment Manager is authorized to invest include securities that are subject to legal or contractual restrictions on their resale or for which there is a relatively inactive trading market. Securities subject to resale restrictions may sell at a price lower than similar securities that are not subject to such restrictions.
Market risk is the risk of potential adverse changes to the fair value of financial instruments and their derivatives because of changes in market conditions such as interest and currency rate movements and volatility in security prices. Off-balance sheet market risk exists when the maximum potential loss on a particular investment is greater than the value of such investment, as reflected on the Combined Statement of Financial Condition. The off-balance sheet market risk associated with the various financial instruments that the Master Funds invest in as part of its investment strategy is discussed throughout the notes. The Master Funds invest in commercial real estate loans. Until commercial real estate loans are sold or mature, the Master Funds are exposed to credit risk relating to whether the borrower will meet its obligations when they come due. Commercial real estate loans held by the Master Funds may include financing commitments obligating the Master Funds to advance additional amounts on demand. At December 31, 2024, the Master Funds had unfunded commitments of $12,923,191.
Credit risk is the risk that counterparties may fail to fulfil their obligations or that the collateral value becomes inadequate. The Master Funds attempt to minimize its credit risk by monitoring the credit exposure with, and the creditworthiness of, counterparties. The Master Funds reduce its credit risk with counterparties by entering into master netting agreements with its counterparties, where possible.

LibreMax Structured Opportunities Fund
Notes to Combined Financial Statements (continued)
8. Risk Management (continued)
Therefore, the Master Funds’ exposure to certain counterparties will either be an asset, if the gross fair value of the derivatives in an asset position exceeds the gross fair value of the derivatives in a liability position, or a liability if the gross fair value of the derivatives in a liability position exceeds the gross fair value of the derivatives in an asset position.
The Master Funds also have a risk with counterparties that it may not always be possible to achieve segregation of the Master Funds’ assets from other assets of the counterparties and there may be practical or timing problems associated with enforcing the Master Funds’ rights to its assets in the case of the counterparties’ insolvency.
There are risks involved in dealing with the custodians or prime brokers who settle trades. Under certain circumstances, including certain transactions where the Master Funds’ assets are pledged as collateral for leverage from a non-broker-dealer custodian or a non-broker-dealer affiliate of the prime broker, the securities and other assets deposited with the custodian or broker may be exposed to a credit risk with regard to such parties. In addition, there may be practical or time problems associated with enforcing the Master Funds’ rights to its assets in the case of an insolvency of any such party.
The Master Funds invest in fixed income securities. Until such investments are sold or mature, the Master Funds are exposed to credit risk relating to whether the issuer will meet its obligations as they come due.
The Master Funds have exposure to interest rate risks to the extent prevailing interest rates change and it could negatively affect the value of the Master Funds.
In the normal course of business, the Master Funds maintain their cash balances in financial institutions, which at times may exceed federally insured limits. The Master Funds are subject to credit risk to the extent any financial institution with which it conducts business is unable to fulfill contractual obligations on its behalf. Management monitors the financial condition of such financial institutions and does not anticipate any losses from these counterparties.
The Master Funds are subject to risks associated with unforeseen or catastrophic events, including geopolitical issues, wars, terrorist attacks, natural disasters, and the emergence of a pandemic or other public health emergencies, which could create economic, financial and business disruptions. These events could lead to operational difficulties that could materially impair the General Partners’ ability to manage the Master Funds’ activities potentially resulting in material financial losses to the Master Funds and their investors.

LibreMax Structured Opportunities Fund
Notes to Combined Financial Statements (continued)
8. Risk Management (continued)
Structured Debt Obligations
The Master Funds may invest in structured debt obligations such as collateralized debt obligations, collateralized mortgage obligations, collateralized bond obligations, collateralized loan obligations or similar instruments. Structured debt obligations may entail a variety of unique risks. Among other risks, structured debt obligations may be subject to prepayment risk. In addition, performance of a structured finance security will be affected by a variety of factors, including its priority in the capital structure of the issuer thereof, the availability of any credit enhancement, the level and timing of payments and recoveries on and the characteristics of the underlying receivables, loans or other assets that are being securitized, remoteness of those assets from the originator or transferor, the adequacy of and ability to realize any related collateral and the capability of the servicer of the securitized assets.
9. Indemnifications
The Master Funds enter into agreements that may contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Master Funds. Based on its history and experience, management considers that the likelihood of such an event is remote. The Master Funds also enter into contracts with its service providers and other parties that contain a variety of indemnifications. The Master Funds’ maximum exposure under these arrangements is unknown. However, the Master Funds have not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote. Therefore, no liability has been recorded with respect to these indemnifications.
10. Partners’ Capital
Committed Capital
The initial closing of the sale of Interests took place on August 18, 2021, as agreed to by the General Partners. Income will be allocated to the partners pro-rata based on each partners’ capital commitment to the Master Funds.
The Master Funds will accept capital commitments during the initial closing and any subsequent closings at the discretion of the General Partners. Capital Contributions will be made pursuant to capital calls by the General Partners. The General Partners may call for Capital Contributions from time to time pro rata among the Partners based on their Capital Commitments in such increments of the Partners’ Capital Commitments as the General Partners determine, subject, in each case, to adjustment for reductions or waivers of the Management Fee, to account for expenses specifically attributable to a Limited Partner or a group of Limited Partners and exclusions from certain types of investments.

LibreMax Structured Opportunities Fund
Notes to Combined Financial Statements (continued)
10. Partners’ Capital (continued)
Committed Capital (continued)
The General Partners will provide each Partner with a written drawdown notice at least ten business days prior to the date on which a Capital Contribution is due. During the Investment Period, the General Partners will be permitted to reinvest (or retain for reinvestment or for other purposes) all or a portion of any Investment Proceeds received during the Investment Period. After the Investment Period, all Investment Proceeds constituting Distribution Proceeds will generally be distributed by the General Partners. To the extent the Feeder Funds makes a distribution of Distribution Proceeds to the Partners during the Investment Period representing a return of capital under the distribution waterfall, such return of capital will be added to the Partners' remaining Capital Commitments and will be subject to recall. The Master Funds have total commitments of $224,315,000, of which $222,040,000 is committed by the Feeder Funds. As of December 31, 2024, $164,554,953 has been called with a distribution recall of $1,088,844 and remaining commitment of $58,573,891. Of the total commitments, the General Partners had commitments to the Master Funds of $2,275,000, $1,675,203 has been called with a distribution recall of $11,156 and remaining commitment amount of $610,954.
Distributions and Carried Interest Distributions
As stated in the Master Funds’ confidential private placement memorandum, the General Partners will cause the Master Funds to make distributions at least quarterly to the Limited Partners of the Master Funds after the Investment Period (which is defined as commencement on the Initial Closing and end on the eight month end following the Initial Closing or at such earlier time as the General Partners may determine) of Investment Proceeds (defined below), in each case net of any expenses or other obligations of the Master Funds and reserves for existing or anticipated obligations of the Master Funds, including the Master Funds expenses, organizational expenses, operating reserves, and any amounts held back for Tax Distributions or any other permitted purpose (“Distribution Proceeds”); provided that the Master Funds will not be required to make a distribution with respect to a particular quarter unless it has at least $1,000,000 in Distribution Proceeds to distribute at such time.
“Investment Proceeds” means all proceeds, including all dividends and interest received by the Master Funds in respect of any payment, sale, principal payment, refinancing, recapitalization, redemption, repayment, exchange, distribution or other similar transaction with respect to any portfolio investments.

LibreMax Structured Opportunities Fund
Notes to Combined Financial Statements (continued)
10. Partners’ Capital (continued)
Distributions and Carried Interest Distributions (continued)
Distribution Proceeds will be calculated without taking into account Management Fees and expenses specifically attributable to the investment of a Limited Partner or group of Limited Partners, which are accounted for by separately calling capital for such amounts or deducting such amounts from such Limited Partner or group of Limited Partner’s share of Distribution Proceeds (either on behalf of each such Limited Partner or group of Limited Partners) after the apportionment described below.
Immediately prior to a distribution, Distribution Proceeds will be apportioned among the General Partners, in their capacity as the general partners of each Master Fund, the Domestic Fund and the Intermediate Funds, and distributions will be made to the Intermediate Funds (on behalf of the Partnership on behalf of each Partner on a Partner-by-Partner basis) and to the Domestic Fund on behalf of each Domestic Investor on a Domestic Investor-by-Domestic Investor basis (i) in the case of Distribution Proceeds attributable to a specific portfolio investment, to the Domestic Fund, the General Partners and the Intermediate Funds in accordance with their respective Master Fund Participation Percentage with respect to such portfolio investment (subject to adjustment for excused participation, exclusion or default by a Limited Partner), and (ii) in the case of Distribution Proceeds not attributable to a specific portfolio investment, to the Domestic Fund, the General Partners and the Intermediate Funds in accordance with their respective Master Fund Participation Percentage at the time of such distribution.
Distribution Proceeds initially apportioned to the Intermediate Funds (on behalf of the Partnership), on behalf of a Limited Partner, will be distributed by the Master Funds to the Intermediate Funds (on behalf of the Partnership on behalf of a Limited Partner), on the one hand, and the General Partners, on the other hand, in the following order of priority (after deduction for Management Fees and expenses specifically attributable to the investment of such Limited Partner (e.g., any Investor-Related Taxes)):
(1) Return of Capital: First, 100% to the Feeder Funds, until the Feeder Funds have received, in aggregate, cash distributions equal to the Feeder Funds’ capital contributions to the Master Funds (through the Intermediate Funds, where applicable), taking into account all prior distributions made pursuant to this clause (1);

LibreMax Structured Opportunities Fund
Notes to Combined Financial Statements (continued)
10. Partners’ Capital (continued)
Distributions and Carried Interest Distributions (continued)
(2) Hurdle Return: Second, 100% to the Feeder Funds, until the Feeder Funds, has received aggregate amounts (taking into account all prior distributions made pursuant to this clause and clause (4) below) equal to the Hurdle Return. The “Hurdle Return” means such payments that would result in a compounded rate of return equal to 8% per annum in respect of unreturned capital contributions made by the Feeder Funds to the Master Funds from the date on which the Feeder Funds were required to fund such capital contributions made by the Feeder Funds, to the Master Funds (or the date on which such capital contributions were funded, if later) until the date of return of such contributions to the Feeder Funds by the Master Funds (on a first-in, first-out basis), taking into account the amount and effective date of each capital contribution, distribution and recall of distribution; provided, however, that capital contributions made by the Feeder Funds in respect of the Initial Additional Capital Contribution for each Partner with respect to any New Commitment will be deemed to have been made as of the date of the corresponding Capital Contributions of the Partners admitted as of the Initial Closing (or if there have been multiple Capital Contributions of such Partners, then, on a pro rata basis, as of the respective dates of such Capital Contributions) for purposes of calculating the applicable Hurdle Return;
(3) Catch-up: Third, 100% to the General Partners until such time as the General Partners have received in respect of the Feeder Funds, 20% of the aggregate amount distributed in respect of the Feeder Funds under clause (2) and to the General Partners under this clause (3); and
(4) 80/20 Split: Fourth, (x) 80% to the Feeder Funds and (y) 20% to the General Partners (the “Carried Interest Distributions”).
The General Partners may waive the Carried Interest Distributions with respect to any General Partners related investors, and the General Partners may waive or calculate differently the Carried Interest Distributions with respect to any other Limited Partners. For the year ended December 31, 2024, the Carried Interest earned by the General Partners was $3,515,549 and as of December 31, 2024, the cumulative Carried Interest earned by the General Partners was $6,452,090.

LibreMax Structured Opportunities Fund
Notes to Combined Financial Statements (continued)
10. Partners’ Capital (continued)
Co-Investments
The Investment Manager and its affiliates may, from time to time, offer one or more Limited Partners or investors in Other Accounts and/or other third-party investors the opportunity to co-invest with the Master Funds in particular investments. The Investment Manager will allocate co-investment opportunities in a manner consistent with its policies and procedures. The Investment Manager and its affiliates are not obligated to arrange co-investment opportunities, and no Limited Partner will be obligated to participate in such an opportunity. The Investment Manager and its affiliates have sole discretion as to the amount (if any) of a co-investment opportunity that will be allocated to a particular Limited Partner and may allocate co-investment opportunities instead to investors in Other Accounts or to third parties.
11. Financial Highlights
The following represents ratios to average limited partners’ capital and internal rate of return information for the year ended December 31, 2024:

Limited Partners
Ratios to average Limited Partners’ capital
Expenses before interest expense and carried interest	1.37%
Interest expense	0.37
Carried interest	2.00
Total expenses	3.74%

Net investment income before carried interest	8.57%
The expense ratios and net investment income ratio above are calculated for all the limited partners taken as a whole. The computation of such ratios based on the amount of expenses, carried interest and net investment income assessed to an individual limited partner’s capital may vary from these ratios based on the timing of capital transactions and different fee arrangements.

LibreMax Structured Opportunities Fund
Notes to Combined Financial Statements (continued)
11. Financial Highlights (continued)

Internal Rate of Return (IRR)	Limited Partners
IRR since inception date August 18, 2021 to December 31, 2023	8.20%
IRR since inception date August 18, 2021 to December 31, 2024	9.27%
The IRR was computed based on the dates of cash inflows (capital contributions) and outflows (capital distributions), and the ending partners’ capital at the end of the year (residual value) as of each measurement date. The IRR was computed net of all fees and carried interest to the General Partners.
The cumulative cash flow used in the IRR calculation are based on the inception-to-date contributions and residual value. An investor’s actual economic return may not be consistent with the IRR return presented and could be materially different as a result of the limitations of the calculation.
12. Recent Accounting Pronouncements
In December 2023, the FASB issued ASU 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures (“ASU 2023-09”). ASU 2023-09 modifies the reporting requirements for income tax disclosures related to effective tax rates and cash income taxes paid. Pursuant to ASU 2023-09, reporting entities are required to disclose certain categories in the income tax rate reconciliation, as well as additional information for reconciling items that meet a specific quantitative threshold. Additionally, ASU 2023-09 requires annual disclosures of income taxes paid for all entities, including the amount of income taxes paid, net of refunds received, disaggregated by federal, state, and foreign jurisdictions. The standard is effective for fiscal years beginning after December 15, 2025 for entities other than public business entities with early adoption permitted. The Master Funds are currently evaluating the impact of ASU 2023-09 on its financial statements.
13. Subsequent Events
Subsequent to December 31, 2024, the Master Funds distributed $49,945,648 to the Feeder Funds.
The General Partners of the Master Funds have approved a plan of reorganization under which the Master Funds will transfer substantially all of their investments to a newly formed registered closed-end interval fund, LibreMax Asset-Backed Income Fund (the “Successor Fund”). The Successor Fund intends to register its shares under the Investment Company Act of 1940 and the Securities Act of 1933 through the filing of a registration statement on Form N-2 with the U.S.30 Securities and Exchange Commission. The investment objectives and strategies of the Successor Fund are expected to be substantially similar to those of the Master Funds.
The General Partners and Investment Manager have evaluated subsequent events through October 23, 2025, the date the combined financial statements were available to be issued, and have determined that no additional items require disclosure.

COMBINED FINANCIAL STATEMENTS

LibreMax Structured Opportunities Master Fund II, LP and
LibreMax Structured Opportunities (ECI) Master Fund II, LP,
collectively,
LibreMax Structured Opportunities Fund II
Year Ended December 31, 2024
With Report of Independent Auditors

LibreMax Structured Opportunities Fund II

Combined Financial Statements

Year Ended December 31, 2024

Contents

Report of Independent Auditors	1
Combined Statement of Financial Condition	3
Combined Schedule of Investments	4
Combined Statement of Operations	6
Combined Statement of Changes in Partners’ Capital	7
Combined Statement of Cash Flows	8
Notes to Combined Financial Statements	9

Report of Independent Auditors

The General Partners
LibreMax Structured Opportunities Master Fund II, LP and
LibreMax Structured Opportunities (ECI) Master Fund II, LP,
collectively, LibreMax Structured Opportunities Fund II

Opinion

We have audited the combined financial statements of LibreMax Structured Opportunities Master Fund II, LP and LibreMax Structured Opportunities (ECI) Master Fund II, LP, collectively, LibreMax Structured Opportunities Fund II (collectively, the “Master Funds”), which comprise the combined statement of financial condition, including the combined condensed schedule of investments, as of December 31, 2024, and the related combined statements of operations, changes in partners’ capital and cash flows for the year then ended, and the related notes (collectively referred to as the “financial statements”).

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Master Funds at December 31, 2024, and the results of its operations, changes in its partners’ capital and its cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Master Funds and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Master Funds’ ability to continue as a going concern for one year after the date that the financial statements are available to be issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free of material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.
1

In performing an audit in accordance with GAAS, we:

•    Exercise professional judgment and maintain professional skepticism throughout the audit.

•    Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•    Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Master Funds’ internal control. Accordingly, no such opinion is expressed.

•    Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•    Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Master Funds’ ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

October 23, 2025

2

LibreMax Structured Opportunities Fund II

Combined Statement of Financial Condition

December 31, 2024
(Expressed in U.S. Dollars)

Assets
Cash and cash equivalents	$1,275,731
Investments in securities, at fair value (cost $134,065,224)	146,767,467
Derivative contracts, at fair value	81,627
Interest receivable	1,191,037
Due from brokers	888,115
Tax receivable	91,500
Due from Feeder Funds	48,756
Other assets	521,318
Total assets	150,865,551

Liabilities and Partners’ Capital
Securities sold under agreements to repurchase	12,097,379
Credit facility	1,850,000
Loan payable	856,275
Distributions payable	780,000
Management fee payable	202,226
Professional fees payable	146,994
Interest payable	13,756
Due to Feeder Funds	7,525
Accrued expenses and other liabilities	26,793
Total liabilities	15,980,948

Partners’ Capital
Limited partners	131,077,527
General partners	3,807,076
Total partners’ capital	134,884,603
Total liabilities and partners’ capital	$150,865,551

See accompanying notes.	3

LibreMax Structured Opportunities Fund II

Combined Schedule of Investments

December 31, 2024
(Expressed in U.S. Dollars)

Description	Notional	Fair Value	Percentage of Partners’ Capital
Investments in Securities
Structured Debt Obligations
United States
Single Borrower
Equity
Unlock Lex RIT 2022-2, coupon rate 0.00%,
maturing 2026	$26,178,581	$31,717,969	23.51%
Unlock Home Equity, coupon rate 0.00%,
maturing 2026	$184,130	2,033,476	1.51
Total Single Borrower (cost $28,472,336)		33,751,445	25.02

Single Family Rental
Equity
Divvy Warehouse, coupon rate 15.00%,
maturing 2031	$13,330,690	13,330,690	9.88
Total Single Family Rental (cost $13,330,690)		13,330,690	9.88

Commercial Mortgage-Backed Securities (“CMBS”)
Preferred
Tailor FT Myers Preferred Equity, coupon rate 15.23%,
maturing 2035	$18,328,224	18,245,747	13.53
Tacara San Antonio Preferred Equity, coupon rate 14.17%,
maturing 2035	$11,466,939	11,349,977	8.41
Total CMBS (cost $29,795,163)		29,595,724	21.94

Consumer Asset-Backed Securities (“Consumer ABS”)
Secured
Worthington CRJ1000 JV 2025, coupon rate 0.00%,
maturing 2025	$9,770,994	14,463,373	10.72
Crestone JV2, coupon rate 0.00%,
maturing 2026	$4,169,422	5,411,812	4.02
Senior
Sunnova Warehouse2 Class B, coupon rate 14.10%,
maturing 2035	$20,000,000	19,990,000	14.82
Residual
Tast 2021-1 R1, coupon rate 14.90%,
maturing 2030	$10,500,000	10,503,150	7.79
Total Consumer ABS (cost $44,367,391)		50,368,335	37.35

Commercial Real Estate (“CRE”)
Senior
Fulton Brooklyn B Note, coupon rate 13.83%,
maturing 2067	$8,677,420	8,736,426	6.48
Total CRE (cost $8,677,420)		8,736,426	6.48
Total United States (cost $124,643,000)		$135,782,620	100.67%

See accompanying notes.	4

LibreMax Structured Opportunities Fund II

Combined Schedule of Investments (continued)

December 31, 2024
(Expressed in U.S. Dollars)

Description		Notional	Fair Value	Percentage of Partners’ Capital
Investments in Securities (continued)
Structured Debt Obligations (continued)
Cayman Islands
Collateralized Loan Obligations (“CLO”)
Mezzanine
MP15 2019-1AE, coupon rate 12.41%,
maturing 2032		$3,000,000	2,980,851	3.77%
CFIP 2018-1AE, coupon rate 10.91%,
maturing 2031		$2,100,000	2,106,258	1.56
Total CLO (cost $4,264,335)			5,087,109	3.77
Total Cayman Islands (cost $4,264,335)			5,087,109	3.77

Ireland
Collateralized Loan Obligations (“CLO”)
Mezzanine
FICLO 2021-1AE, coupon rate 9.01%,
maturing 2034		$3,000,000	3,129,364	2.32
HARVT25AER, coupon rate 9.06%,
maturing 2034		$2,630,000	2,768,374	2.05
Total CLO (cost $5,157,889)			5,897,738	4.37
Total Ireland (cost $5,157,889)			5,897,738	4.37
Total Structured Debt Obligations (cost $134,065,224)			146,767,467	108.81
Total Investments in Securities (cost $134,065,224)			$146,767,467	108.81%

Derivative Contracts - Assets
United States
Currency Hedge
Futures contracts
Euro FX Currency Future March25	$	$5,750,000	$81,627	0.06%
Total Currency Hedge			81,627	0.06
Total United States			81,627	0.06
Total Derivative Contracts - Assets			$81,627	0.06%

See accompanying notes.	5

LibreMax Structured Opportunities Fund II

Combined Statement of Operations

Year Ended December 31, 2024
(Expressed in U.S. Dollars)

Net realized and change in unrealized gain/(loss) on
investment transactions
Net realized gain on investment transactions	$479,605
Net realized gain on derivative contracts	258,078
Net realized gain on foreign currency transactions	1,400
Net change in unrealized gain on investment transactions	7,574,659
Net change in unrealized gain on derivative contracts	227,080
Net gain on investment transactions		$8,540,822

Investment income
Interest income	12,779,431
Dividend income	47,921
Total investment income	12,827,352

Expenses
Interest expense	869,007
Management fee	729,817
Deal legal expense	528,747
Professional fees	323,447
Market data expense	47,928
Other expenses	156,716
Total expenses	$2,655,662
Net investment income		10,171,690

Net income		$18,712,512

See accompanying notes.	6

LibreMax Structured Opportunities Fund II

Combined Statement of Changes in Partners’ Capital

Year Ended December 31, 2024
(Expressed in U.S. Dollars)

	Limited Partners	General Partner	Total
Partners’ capital at beginning of year	$111,741,220	$2,013,049	$113,754,269
Capital contributions	18,185,766	214,234	18,400,000
Distributions	(15,015,981)	(966,197)	(15,982,178)
Pro-rata allocation of net income	18,486,142	226,370	18,712,512
Carried Interest	(2,319,620)	2,319,620	—
Partners’ capital at end of year	$131,077,527	$3,807,076	$134,884,603

See accompanying notes.	7

LibreMax Structured Opportunities Fund II

Combined Statement of Cash Flows

Year Ended December 31, 2024
(Expressed in U.S. Dollars)

Cash flows from operating activities
Net income	$18,712,512
Adjustments to reconcile net income to net cash used in
operating activities:
Net realized gain on investment transactions	(479,605)
Net change in unrealized gain on investment transactions	(7,574,659)
Net change in unrealized gain on derivative contracts	(227,080)
Purchase of investment securities	(44,241,335)
Proceeds from disposition of investment securities	30,768,453
Net change in operating assets and liabilities:
Interest receivable	71,223
Due from brokers	(252,048)
Tax receivable	(91,500)
Due from Feeder Funds	(15,005)
Other assets	(273,891)
Management fee payable	(59,940)
Professional fees payable	(23,297)
Interest payable	(86,288)
Due to Feeder Funds	7,525
Due to brokers	(65,936)
Accrued expenses and other liabilities	3,431
Net cash used in operating activities	(3,827,440)

Cash flows from financing activities
Proceeds from capital contributions	18,400,000
Payments for distributions, net of distributions payable	(16,002,178)
Payments on loan borrowing	305,045
Proceeds from credit facility	27,950,000
Payments on credit facility	(40,800,000)
Net proceeds for securities sold under agreements to repurchase	12,097,379
Net cash used in financing activities	1,950,246

Net change in cash and cash equivalents	(1,877,194)
Cash and cash equivalents at beginning of year	3,152,925
Cash and cash equivalents at end of year	$1,275,731

Supplemental disclosure of cash flow information
Cash paid during the year for interest	$955,295

See accompanying notes.	8

LibreMax Structured Opportunities Fund II
Notes to Combined Financial Statements
December 31, 2024
1. Organization
LibreMax Structured Opportunities Master Fund II, LP (the “Non-ECI Master Fund”) was organized as a Cayman Islands exempted limited partnership on January 31, 2022. LibreMax Structured Opportunities (ECI) Master Fund II, LP (the “ECI Master Fund” and together with the Non-ECI Master Fund, the “Master Funds”, or the “Debtors”) was organized as a Delaware limited partnership on February 9, 2022. The Master Funds commenced operations on March 17, 2022. The Non-ECI Master Fund accepted capital starting March 1, 2023.
As of December 31, 2024, the Master Funds wholly owned or held majority interests in United States limited liability companies and trusts that invest directly in debt and equity securities. Unlock LEX Residential Investments Trust 2022-2 is wholly owned by LibreMax Structured Opportunities (ECI) Master Fund II, LP.
The investment objective of the Master Funds is to generate attractive returns through investments in a variety of securitized and structured products and credit-related investments. To achieve the Master Funds’ objective, the Investment Manager (as defined below) employs an extensive micro-credit analysis and a rigorous underwriting process that complements a thematic macro approach to portfolio construction. The Investment Manager (defined below) believes that a strategy based on the foregoing investment process will generate attractive returns.
The Master Funds receive all of their investing capital from LibreMax Structured Opportunities Partners II, LP (the “Domestic Fund”) and LibreMax Structured Opportunities Offshore Partners II, LP (the “Partnership”) (collectively, the “Feeder Funds”) and LibreMax GP, LLC (the “General Partner”) and LibreMax Structured Opportunities (ECI) GP, LLC (the “General Partner”, and collectively with LibreMax GP, LLC, the “General Partners”). The Partnership invests its assets in the Master Funds through LibreMax Structured Opportunities Onshore II, LLC (the “ECI Intermediate Fund”) and LibreMax Structured Opportunities Offshore II, LLC (the “Non-ECI Intermediate Fund”, and together with the ECI Intermediate Fund, the “Intermediate Funds”). The Domestic Fund and the Partnership held approximately 71.92% and 25.25%, respectively, of the Master Funds at December 31, 2024. In addition, the General Partners, affiliates of the Investment Manager, held 2.83% of the Master Funds as of December 31, 2024.
LibreMax Capital, LLC (the “Investment Manager”), a Delaware limited liability company, serves as the investment manager for the Master Funds, the Intermediate Funds and the Feeder Funds, and in such capacity, makes all investment decisions and provides certain administrative services to the Master Funds. The Investment Manager is registered as an investment adviser with the Securities and Exchange Commission under the Investment Advisers Act of 1940.

9

LibreMax Structured Opportunities Fund II
Notes to Combined Financial Statements (continued)
1. Organization (continued)
International Fund Services (N.A.), L.L.C. (the “Administrator”), a subsidiary of State Street Alternative Investment Solutions, was appointed as the administrator for the Master Funds. The Administrator also acts as the transfer agent for the Master Funds and Feeder Funds. For the year ended December 31, 2024, the administration fee was $126,000, which is included in professional fees on the Combined Statement of Operations.
The General Partners are responsible for the overall management and control of the Master Funds and have delegated the making and approval of any investment decisions to the Investment Manager and the day-to-day administrative functions to the Administrator.
The Master Funds are funded with Capital Commitments during the investment period, which commenced on the Initial Closing date of March 17, 2022 and will end on the twelfth month end following the Initial Closing or at such earlier time as the General Partners may determine. The Harvest Period is the period commencing on the expiration or termination of the Investment Period and ending on the fourth anniversary thereof provided, however, that the Harvest Period may be extended twice by the General Partners, in their sole discretion, up to one year for each extension, upon at least thirty days’ prior notice to the Limited Partners. The Feeder Funds had one closing with the totalling capital commitments of $152,450,000. Any additional contribution subsequent to the first close must make a capital contribution in an amount equal to the aggregate amount of Capital Contributions that would have been made by such Additional Partner had such Additional Partner been admitted to the Feeder Funds on the Initial Closing (together with all other Additional Partners) with respect to such New Commitment. The additional contributions must also pay to the Feeder Funds, on the date of such Initial Additional Capital Contribution, an amount (the “Make-Up Amount”) equal to interest at the rate equal to the sum of 8% per annum, calculated with respect to each set of Capital Contributions made prior to the Initial Additional Capital Contribution for the period starting on the applicable drawdown date for such Capital Contributions and ending on the due date for the Initial Additional Capital Contribution. The Master Funds did not have any additional closings.
Capitalized terms used but not defined herein shall have the meaning assigned to them in the Master Funds’ offering memoranda.
2. Summary of Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Master Funds in the preparation of its combined financial statements.

10

LibreMax Structured Opportunities Fund II
Notes to Combined Financial Statements (continued)
2. Summary of Significant Accounting Policies (continued)
Basis of Accounting
The Master Funds’ accounting policies are in conformity with accounting principles generally accepted in the United States of America. The Master Funds maintain their financial records in United States dollars. The Master Funds are investment companies that follow the accounting and reporting guidance of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) No. 946, “Financial Services - Investment Companies”. For financial reporting purposes, the Master Funds follow the accrual method of accounting.
The combined financial statements reflect holdings and operations of LibreMax Structured Opportunities Master Fund II, LP and LibreMax Structured Opportunities (ECI) Master Fund II, LP as these entities are under common control and management. The Investment Manager believes this to be a more meaningful presentation.
Investment Valuation
Any security listed on a national exchange or national market and freely transferable shall be valued at the last sale price on the principal exchange or market reflected on the consolidated tape at the close of the exchange or “official closing price” on the national exchange. If no sales occurred on the relevant business day, the security is valued at the mean between the last “bid” and “ask” price at the close of business on such day. A security that was not traded on its principal exchange or market shall be valued at the last quoted sales price on the next most active exchange or market unless the General Partners determine that such price is not representative of fair value, in which case quotations from financial publications or recognized pricing services will be used.
A put or call option that is listed on a national options exchange shall be valued at the mean between the last “bid” and “ask” price for such option on such date.
Any security traded over the counter and not listed on an exchange or market that is freely transferable is valued at the mean or “mid” between the last “bid” and “ask” price at the close of business on such day, or if no mid price is available, such security shall be valued at the bid price.
The core positions of the Master Funds, primarily structured debt obligations, are valued using marks obtained from the broker/dealer community and pricing vendors. The Investment Manager seeks to obtain multiple marks for every position in the Master Funds, and averages the marks to arrive at the final price for the relevant valuation date. However, in certain cases, only one price may be available, in which case the position shall be valued using a single price.

11

LibreMax Structured Opportunities Fund II
Notes to Combined Financial Statements (continued)
2. Summary of Significant Accounting Policies (continued)
Investment Valuation (continued)
Any futures or similar contract or any option on any such instrument traded on an exchange is valued using the most recent available closing quotation on such exchange.
Non-exchange traded derivatives, such as forward contracts, credit default swaps, total return swaps and swaptions are valued from a potential range of sources including the counterparty to a contract, a pricing vendor or broker quotes.
Certain investments in securities may be valued at fair value as determined by the General Partners, in consultation with the Investment Manager, in the absence of readily determinable market inputs. Among the factors considered by the Investment Manager in determining fair value are: the type of security, trading in unrestricted securities of the same issuer, the financial condition of the issuer, the Master Funds’ cost at the date of purchase, inputs relevant to the fair valuation of the security (including, but not limited to: constant default rates, constant prepayment rates, loss severities, liquidity constraints, yield curves and manager behavior). The fair values determined in accordance with these procedures may differ significantly from the amounts which would be realized upon disposition of the securities. As of December 31, 2024, none of the Master Funds’ investments were fair value based on an internal model developed by the Investment Manager.
The General Partners have delegated to the Investment Manager the determination of the fair value of securities in accordance with the principles set out above. Although the Investment Manager uses its best judgment and good faith in estimating the fair value of investments, there are inherent limitations in any estimation technique. Future events may affect the estimates of fair value, including the ultimate liquidation of investments, and the effect could be material to the combined financial statements.
Investment Transactions, Income and Expenses
The Master Funds record investment transactions on a trade date basis. Discounts and premiums on investments are amortized over the remaining life of the respective investments using the effective interest method. Realized gains and losses on investments are determined on the specific identification basis. Interest income and expense are recorded on the accrual basis. Principal paydowns are recorded on a transaction date basis. Dividend income and expense are recorded on the ex-dividend date. Expenses are recorded on an accrual basis. Direct expenses related to the Feeder Funds, which are paid by the Master Funds are specifically allocated to the Feeder Funds to which they relate.

12

LibreMax Structured Opportunities Fund II
Notes to Combined Financial Statements (continued)
2. Summary of Significant Accounting Policies (continued)
Cash and Cash Equivalents
Cash and cash equivalents include short-term investments with a maturity of three months or less when purchased and consists of cash and overnight time deposits held with financial institutions and short-term money market funds. At December 31, 2024, the Master Funds held $801,190 in Goldman Sachs Financial Square Government Fund Class FST and $474,541 in cash. The money market funds meet the criteria for Level I investment as defined in the fair value hierarchy as described in Note 3. The money market funds seek to maintain a stable net asset value per share of $1.00. While the Master Funds seek to purchase and sell shares at this net asset value, the share price of the money market funds could be negatively affected during periods of high redemption pressures or illiquid markets. Cash is held with financial institutions which may exceed insured limits. Cash deposited with banks is subject to credit risk, to the extent it is not covered by Federal Deposit Insurance Corporation (“FDIC”) insurance limits. In the event of a financial institution’s insolvency, the Master Funds may be unable to recover some or all of its cash balances that are not covered by FDIC.
Income Taxes
The Non-ECI Master Fund is organized as an exempted limited partnership under the laws of the Cayman Islands and, generally, is not subject to United States federal income tax, except for withholding taxes applicable to certain income.
The ECI Master Fund is not subject to U.S. federal, state or local taxes. Accordingly, no provision has been made in the accompanying combined financial statements for federal, state or local taxes. Each partner separately takes into account, on its tax return, its share of the income, gains, losses, deductions or credits for the ECI Master Fund’s taxable income and gain whether or not any distribution is made to any partner.
ASC 740, “Income Taxes”, provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the combined financial statements. The standard requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Master Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet a more-likely-than-not threshold would be recorded as a tax expense. For all open periods from March 17, 2022 (commencement of operations) to December 31, 2024, the Master Funds remains subject to examination by U.S. Federal and state jurisdictions where the Master Funds make investments. As a result of such evaluation by management, no income tax liability or expense, including penalties and interest, has been recorded in the accompanying combined financial statements.

13

LibreMax Structured Opportunities Fund II
Notes to Combined Financial Statements (continued)
2. Summary of Significant Accounting Policies (continued)
Income Taxes (continued)
Management has performed an analysis of the Master Funds’ material tax positions and has determined that such positions meet a more-likely-than-not standard. Accordingly, no tax expense was recorded for the year ended December 31, 2024. The Investment Manager is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecorded taxes will significantly change in the next twelve months. The Investment Manager continually reviews the Master Funds’ tax positions and such conclusions under the FASB guidance to determine if a liability should be recorded based on ongoing analyses of tax laws and regulations and interpretations thereof and other factors.
Use of Estimates
The preparation of combined financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the amounts reported in the combined financial statements and accompanying notes. Management believes that the estimates utilized in preparing the combined financial statements are reasonable and prudent; however, actual results could differ from those estimates.
3. Fair Value Measurements and Disclosures
Fair value represents the price that would be received upon the sale of an asset or paid upon the transfer of a liability in an orderly transaction between market participants at the measurement date (an exit price). The FASB issued an accounting standard that establishes a fair value hierarchy for the inputs used in valuation models and techniques used to measure fair value. An investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.
Assets and liabilities measured at fair value are classified into one of the following categories:
•Level I – Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities. The types of investments which would generally be included are equities and derivatives listed on a securities exchange.
•Level II – Quoted prices in markets that are not considered to be active or financial instruments for which all significant inputs are observable, either directly or indirectly (inputs include quoted prices for similar investments in active markets, interest rates and yield curves, credit risk assessments, etc.).

14

LibreMax Structured Opportunities Fund II
Notes to Combined Financial Statements (continued)
3. Fair Value Measurements and Disclosures (continued)
The types of investments which would generally be included in this category are certain structured debt obligations such as mortgage-backed securities (“MBS”), asset-backed securities (“ABS”), or other similar investments and certain over-the-counter derivatives.
•Level III – Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable (including the Investment Manager’s own assumptions about what market participants would use in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The types of investments which would generally be included in this category are certain structured debt obligations, private equity and/or debt securities issued by private entities.
The Investment Manager has established a Valuation Committee responsible for overseeing the fair valuation of all securities held in the Master Funds’ portfolios. The Valuation Committee meets on a monthly basis and as frequently as needed. Its primary functions include: adopting and reviewing fair valuation policies, determining fair values, establishing and reviewing fair valuation methodologies, and addressing the adequacy and consistency of application of fair valuation pricing policies and procedures.
The Investment Manager obtains market price quotations for use in the fair valuation of the Master Funds’ portfolio on a monthly basis. The Investment Manager seeks to obtain quoted “bid” and “ask” or “mid” prices from at least two, if possible, broker/dealers, pricing services, valuation agents, or other independent pricing sources. If a “bid” and “ask” quotation is received, the mean or “mid” will be calculated. If two or more quotations are obtained by the Investment Manager for a security, the average of such quotations shall be used. If no mid price is available, such security shall be valued at the bid price. Certain market price quotations may be disregarded and deemed to be outliers if in the reasonable judgment of the Investment Manager the quotations are not representative of the market. Quotations that are deemed to be outliers would be presented and approved by the Valuation Committee.
Valuations for fixed income securities and derivatives presented in the Master Funds’ fair value hierarchy tables are generally based on market price quotations or recently executed market transactions (where observable) and are generally classified as Level II. Inputs into market quotations are observable and may include quoted prices for similar investments in active or inactive markets, interest rates, yield curves and forward currency rates, constant default rates, constant prepayment rates, loss severities, liquidity constraints and manager behavior. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level III.

15

LibreMax Structured Opportunities Fund II
Notes to Combined Financial Statements (continued)
3. Fair Value Measurements and Disclosures (continued)
In the absence of consistently available market price quotations that reflect observable market inputs, investments are generally classified as Level III. The Investment Manager may use a variety of valuation techniques in the fair value process including, but not limited to, recent market transactions, single market quotations, discounted cash flow models, market approaches and option value models. The Investment Manager may use one or a combination of these valuation techniques in determining the fair value of a Level III investment.
During the year ended December 31, 2024, there were no changes to the Master Funds’ valuation techniques that had, or are expected to have, a material impact on its financial position or results of operations.
The following fair value hierarchy tables present information about the Master Funds’ assets and liabilities measured at fair value on a recurring basis as of December 31, 2024. Refer to the Combined Condensed Schedule of Investments for further details on the industry and geographic concentrations, which has been prepared based on the geographic location of the issuer.

	Assets at Fair Value
	Level I	Level II	Level III	Total
Investments in Securities
Structured Debt Obligations
Single Borrower
Equity	$—	$—	$33,751,445	$33,751,445
Single Family Rental
Equity	—	—	13,330,690	13,330,690
CMBS
Preferred	—	—	29,595,724	29,595,724
Consumer ABS
Secured	—	—	19,875,185	19,875,185
Senior	—	—	19,990,000	19,990,000
Residual	—	—	10,503,150	10,503,150
CRE
Senior	—	—	8,736,426	8,736,426
CLO
Mezzanine	—	10,984,847	—	10,984,847
Total Investments in Securities	$—	$10,984,847	$135,782,620	$146,767,467

	Derivative Assets at Fair Value
	Level I	Level II	Level III	Total
Derivative Contracts - Assets
Futures Contracts	$81,627	$—	$—	$81,627
Total Derivative Contracts - Assets	$81,627	$—	$—	$81,627

16

LibreMax Structured Opportunities Fund II
Notes to Combined Financial Statements (continued)
3. Fair Value Measurements and Disclosures (continued)
The following table summarizes the purchases and transfers of the Master Funds’ Level III assets for the year ended December 31, 2024

Investments in Securities
Structured Debt Obligations
Investment purchases	$44,241,335
There were no transfers in or transfers out of Level III during the year ended December 31, 2024.
Master Funds’ Level III Investments are valued using prices obtained from third party pricing specialists without adjustments.
Derivative Financial Instruments and Hedging Activities
The Master Funds may enter into derivative contracts to manage the Master Funds’ currency exchange risk, interest rate risk, credit risk and other exposure risks. The types of derivative contracts generally used by the Master Funds are equity and equity index options, swaps, swaptions and futures. Investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings. As such, even though the Master Funds may use derivatives in an attempt to achieve an economic hedge, the Master Funds’ derivatives are not considered to be hedging instruments. Instead, the Master Funds have designated these derivative instruments as trading instruments.
Certain of the Master Funds’ derivative contracts have been transacted pursuant to bilateral agreements with certain counterparties that give the counterparties the right to terminate the transactions if the Master Funds’ net assets decline below an agreed upon level (a “Trigger Event”). If a Trigger Event had occurred at December 31, 2024 for those contracts in a net liability position where counterparties are permitted to terminate the open derivative contracts, additional amounts may not be required to be posted since the aggregate fair value of the required collateral posted exceeded the settlement amounts of the open derivative contracts. As of December 31, 2024, the Master Funds held $81,627 derivative contracts that were in a net asset position and none are subject to a Trigger Event. To the extent derivative contracts are in a net liability position, if any, the Master Funds may need to post additional collateral. Please see the table in Note 4 “Offsetting Assets and Liabilities”.

17

LibreMax Structured Opportunities Fund II
Notes to Combined Financial Statements (continued)
3. Fair Value Measurements and Disclosures (continued)
Derivative Financial Instruments and Hedging Activities (continued)
The following table summarizes the fair value of derivative instruments designated as trading instruments on a gross basis classified by type of risk of underlying investments as shown on the Combined Statement of Financial Condition as of December 31, 2024:

		Fair Value of Derivative Instruments
		Assets		Liabilities
Derivative Type	Primary Risk Exposure	Combined Statement of Financial Condition Location	Fair Value	Combined Statement of Financial Condition Location	Fair Value

Futures Contracts	Foreign Exchange	Derivative contracts, at fair value	$81,627	Derivative contracts, at fair value	$—
Total Derivative Contracts			$81,627		$—

The following table summarizes the gains and losses reported on derivatives designated as trading instruments as included in the Combined Statement of Operations for the year ended December 31, 2024:

			Net Change in
		Net Realized	Unrealized
		Gain (Loss)	Gain (Loss)	Volume of Activity(1)
Derivative Type	Primary Risk Exposure	on Derivatives	on Derivatives	Asset	Liability
Forward Contracts	Foreign Exchange	$186	$—	—	—
Futures Contracts	Foreign Exchange	257,892	227,080	4,561	1,605
Total Derivative Contracts		$258,078	$227,080

(1) The volume of activity represents the average quarterly notional exposure (in thousands) during the year.
4. Offsetting Assets and Liabilities
The Master Funds are required to disclose the impact of offsetting assets and liabilities represented in the Combined Statement of Financial Condition to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities. These recognized assets and liabilities are financial instruments and derivative instruments that are either subject to an enforceable master netting arrangement or similar agreement or meet the following right of set off criteria: the amounts owed by the Master Funds to another party are determinable, the Master Funds have the right to set off the amounts owed with the amounts owed by the other party, the Master Funds intend to set off, and the Master Funds’ right of set off is enforceable at law.

18

LibreMax Structured Opportunities Fund II
Notes to Combined Financial Statements (continued)
4. Offsetting Assets and Liabilities (continued)
Excluding the criteria that the Master Funds intend to set off, securities purchased under agreements to resell and securities sold under agreements to repurchase need to meet the following additional criteria to be offset: positions are with the same counterparty, have the same explicit settlement date specified at the inception of the agreements, are executed in accordance with a master netting arrangement, have securities underlying the agreements that exist in book entry form and can be transferred only by means of entries in the records of the transfer system operator or securities custodian, will both be settled on a securities transfer system and have an associated banking arrangement in place as described by FASB, and intends to use the same account at the clearing bank or other financial institution at the settlement date in transacting both the cash inflows resulting from the settlement of the securities purchased under agreements to resell and the cash outflows in settlement of the offsetting securities sold under agreements to repurchase.
As of December 31, 2024, the Master Funds hold financial instruments and derivative instruments that are eligible for offset in the Combined Statement of Financial Condition and are subject to a master netting arrangement. The master netting arrangement allows the counterparty to net applicable collateral held on behalf of the Master Funds against applicable liabilities or payment obligations of the Master Funds to the counterparty. These arrangements also allow the counterparty to net any of its applicable liabilities or payment obligations they have to the Master Funds against any collateral sent to the Master Funds. The Master Funds do not designate or account for any derivative instruments as hedging instruments as defined under ASC 815, “Derivatives and Hedging”. Additionally, the Master Funds have elected not to offset the cash collateral against the fair value of the derivative contracts on the Combined Statement of Financial Condition.
The following table provides disclosure regarding the potential effect of offsetting of recognized liabilities presented in the Combined Statement of Financial Condition as of December 31, 2024:

Assets			Gross Amounts	Net Amounts of	Gross Amounts Not Offset in
			Offset in the	Recognized Assets	the Combined Statement of
		Gross Amounts	Combined	presented in the	Financial Condition
		of Recognized	Statement of	Combined Statement of	Financial	Collateral
Counterparty	Description	Assets	Financial Condition	Financial Condition	Instruments	Received	Net Amount
Counterparty A	Derivative Contracts	$81,627	$—	$81,627	$—	$—	$81,627
	Total	$81,627	$—	$81,627	$—	$—	$81,627

Liabilities			Gross Amounts	Net Amounts of	Gross Amounts Not Offset in
			Offset in the	Recognized Liabilities	the Combined Statement of
		Gross Amounts	Combined	presented in the	Financial Condition
		of Recognized	Statement of	Combined Statement of	Financial	Collateral
Counterparty	Description	Liabilities	Financial Condition	Financial Condition	Instruments	Pledged	Net Amount
Counterparty B	Securities sold under
	agreements to repurchase	$12,097,379	$—	$12,097,379	$(12,097,379)	$—	$—
	Total	$12,097,379	$—	$12,097,379	$(12,097,379)	$—	$—
The actual collateral received and/or pledged may be more than the amount disclosed above due to overcollateralization.
19

LibreMax Structured Opportunities Fund II
Notes to Combined Financial Statements (continued)
5. Due from/to Brokers
Securities transactions of the Master Funds are primarily maintained, cleared and held by registered U.S. broker/dealers pursuant to clearance agreements. At December 31, 2024, the due from brokers balance in the Combined Statement of Financial Condition includes cash at these brokers and amounts receivable for securities transactions pending settlement.
Investments in securities held by the clearing brokers are pledged to the clearing brokers on terms which permit the clearing brokers to sell or repledge the securities to others, subject to certain limitations. The Master Funds had substantial counterparty credit risk with these brokers and their affiliates.
In the ordinary course of business of trading in securities, the Master Funds may borrow funds on margin and, therefore, the clearing brokers will use securities pledged by the Master Funds to facilitate these activities. Margin interest is paid at floating interest rates based upon the Fed Funds rate or Secured Overnight Financing Rate (SOFR). SOFR is a benchmark interest rate for dollar-denominated derivatives and loans. SOFR uses actual costs of transactions in the overnight repo market, calculated by the New York Federal Reserve. As of December 31, 2024, the Master Funds did not have an outstanding margin balance.
6. Financing Arrangements
On June 26, 2024, the Lexington SO2 Unlock Borrower, LLC with LibreMax Structured Opportunities (ECI) Master Fund II, LP as the Sponsor, entered into a loan and security agreement (“Loan Agreement”) with East West Bank. Credit Extensions in an aggregate amount cannot exceed at any time the Revolving Loan Commitment of $20,000,000 and (ii) in an aggregate amount not to exceed at any time outstanding the lesser of the Maximum Loan Amount, as the same may be increased from time to time pursuant to the terms and provisions thereof, and the Borrowing Base.
The collateral for credit extensions are the right, title and interest of Borrower in and to the Trust, the Trust Fund and the Trust Certificates (including all Collections received thereunder and the beneficial rights evidenced thereby in any property that underlies or may be deemed to secure the respective interests in the Trust represented by the Trust Certificates) and any related rights, remedies, powers and privileges of the holder thereof under the related Unlock Agreements. The advances on the facility shall bear interest, on the outstanding daily balance at a rate of 1 Month Term SOFR plus spread of 3.15%.
During the year ended December 31, 2024, the Master Funds incurred interest expense in the amount of $364,767 and there was $12,097,379 principal balance outstanding on the facility at year end.

20

LibreMax Structured Opportunities Fund II
Notes to Combined Financial Statements (continued)
6. Financing Arrangements (continued)
On April 1, 2022, the Master Funds entered into a loan and security agreement (“Loan Agreement”) with Pacific Western Bank. Credit Extensions are available up to a maximum aggregate outstanding principal amount being the lesser of (i) one hundred million dollars and (ii) thirty percent of Capital Commitments. The collateral for credit extensions are All Uncalled Committed Capital of the Debtor’s Partners, Capital Contributions of the Debtor’s Partners, Capital Calls to the Debtor’s Partners, and all other proceeds and rights to payment from the Debtor’s Partner of such Partner’s Uncalled Committed Capital. The advances on the facility shall bear interest, on the outstanding daily balance at a variable annual rate equal to the greater of: one half of one percent (0.50%) below the Prime Rate then in effect; or 2.85%.
During the year ended December 31, 2024, the Master Funds incurred interest expense in the amount of $497,011 and there was $1,850,000 principal balance outstanding on the facility at year end.
7. Related Party Transactions
Management Fee and Other Expenses
The Master Funds will pay to the Investment Manager a monthly management fee calculated at an annual rate of 1.50% of the value of the Feeder Funds’ partners’ capital (the “Management Fee”). The Management Fee is paid monthly in advance based on the value of each Feeder Fund’s partners’ capital as of the first business day of each month, adjusted for contributions and withdrawals made during the month. The Investment Manager, in its sole discretion, may waive or modify the Management Fee for limited partners of the Feeder Funds that are members, employees or affiliates of LibreMax GP, LLC or the Investment Manager, relatives of such persons, and for certain large or strategic investors. An affiliate of the Anchor Investor is entitled to receive a portion of the Management Fee.
The Management Fee for the year ended December 31, 2024 amounted to $729,817.
Direct Fund Expenses Incurred by the Investment Manager
The Master Funds are responsible for the Management Fee, investment expenses such as commissions and research fees, audit and tax preparation expenses, administrative expenses, legal expenses, operating and accounting expenses (including external accounting expenses and reimbursement of the cost of operating and accounting expenses provided by the Investment Manager or its affiliates), valuation expenses, asset management services, organizational expenses, insurance expenses, fees and expenses of any service companies, other similar expenses related to the Master Funds, extraordinary expenses, and state, local and foreign taxes relating to portfolio investments.
21

LibreMax Structured Opportunities Fund II
Notes to Combined Financial Statements (continued)
7. Related Party Transactions (continued)
Direct Fund Expenses Incurred by the Investment Manager (continued)
To the extent that expenses to be borne by the Master Funds are paid by the Investment Manager, or any of their affiliates, such expenses will be allocated from and reimbursed to such party by the Master Funds. For the year ended December 31, 2024, such expenses amounted to $85,511 and are included in market data expense and other expenses on the Combined Statement of Operations. As of December 31, 2024, there were no such expenses payable to the Investment Manager.
Related Party Ownership
As of December 31, 2024, the General Partners and their affiliated parties’ investment in the Master Funds (directly and indirectly) amounted to $437,082 or 0.32% of total partners’ capital of the Master Funds.
8. Risk Management
Special risks may be associated with the Master Funds’ investments in structured credit products, collateralized debt obligations, collateralized mortgage obligations, collateralized bond obligations, collateralized loan obligations, synthetic credit portfolio transactions and asset backed securities. For example, synthetic portfolio transactions may be structured with two or more classes of tranches that receive different proportions of the interest and principal distributions on a pool of credit assets. The yield to maturity of a tranche may be extremely sensitive to the rate of defaults in the underlying reference portfolio. A rapid change in the rate of defaults may have a material adverse effect on the yield to maturity. It is therefore possible that the Master Funds may incur losses on its investments in structured products regardless of their ratings by S&P or Moody’s. Additionally, the securities in which the Investment Manager is authorized to invest include securities that are subject to legal or contractual restrictions on their resale or for which there is a relatively inactive trading market. Securities subject to resale restrictions may sell at a price lower than similar securities that are not subject to such restrictions.
Market risk is the risk of potential adverse changes to the fair value of financial instruments and their derivatives because of changes in market conditions such as interest and currency rate movements and volatility in security prices. Off-balance sheet market risk exists when the maximum potential loss on a particular investment is greater than the value of such investment, as reflected on the Combined Statement of Financial Condition. The off-balance sheet market risk associated with the various financial instruments that the Master Funds invest in as part of its investment strategy is discussed throughout the notes. The Master Funds invest in commercial real estate loans. Until commercial real estate loans are sold or mature, the Master Funds are exposed to credit risk relating to whether the borrower will meet its obligations when they come due.
22

LibreMax Structured Opportunities Fund II
Notes to Combined Financial Statements (continued)
8. Risk Management (continued)
Commercial real estate loans held by the Master Funds’ may include financing commitments obligating the Master Funds to advance additional amounts on demand. At December 31, 2024, the Master Funds had unfunded commitments of $2,712,580.
Credit risk is the risk that counterparties may fail to fulfil their obligations or that the collateral value becomes inadequate. The Master Funds attempt to minimize its credit risk by monitoring the credit exposure with, and the creditworthiness of, counterparties. The Master Funds reduces its credit risk with counterparties by entering into master netting agreements with its counterparties, where possible. Therefore, the Master Funds exposure to certain counterparties will either be an asset, if the gross fair value of the derivatives in an asset position exceeds the gross fair value of the derivatives in a liability position, or a liability if the gross fair value of the derivatives in a liability position exceeds the gross fair value of the derivatives in an asset position.
The Master Funds also have a risk with counterparties that it may not always be possible to achieve segregation of the Master Funds assets from other assets of the counterparties and there may be practical or timing problems associated with enforcing the Master Funds rights to its assets in the case of the counterparties’ insolvency.
There are risks involved in dealing with the custodians or prime brokers who settle trades. Under certain circumstances, including certain transactions where the Master Funds’ assets are pledged as collateral for leverage from a non-broker-dealer custodian or a non-broker-dealer affiliate of the prime broker, the securities and other assets deposited with the custodian or broker may be exposed to a credit risk with regard to such parties. In addition, there may be practical or time problems associated with enforcing the Master Funds’ rights to its assets in the case of an insolvency of any such party.
The Master Funds invest in fixed income securities. Until such investments are sold or mature, the Master Funds are exposed to credit risk relating to whether the issuer will meet its obligations as they come due.
The Master Funds has exposure to interest rate risks to the extent prevailing interest rates change and it could negatively affect the value of the Master Funds.

In the normal course of business, the Master Funds maintain their cash balances in financial institutions, which at times may exceed federally insured limits. The Master Funds are subject to credit risk to the extent any financial institution with which it conducts business is unable to fulfill contractual obligations on its behalf. Management monitors the financial condition of such financial institutions and does not anticipate any losses from these counterparties.

23

LibreMax Structured Opportunities Fund II
Notes to Combined Financial Statements (continued)
8. Risk Management (continued)
The Master Funds are subject to risks associated with unforeseen or catastrophic events, including geopolitical issues, wars, terrorist attacks, natural disasters, and the emergence of a pandemic or other public health emergencies, which could create economic, financial and business disruptions. These events could lead to operational difficulties that could materially impair the General Partners’ ability to manage the Master Funds’ activities potentially resulting in material financial losses to the Master Funds and its shareholders.
Structured Debt Obligations
The Master Funds may invest in structured debt obligations such as collateralized debt obligations, collateralized mortgage obligations, collateralized bond obligations, collateralized loan obligations or similar instruments. Structured debt obligations may entail a variety of unique risks. Among other risks, structured debt obligations may be subject to prepayment risk. In addition, performance of a structured finance security will be affected by a variety of factors, including its priority in the capital structure of the issuer thereof, the availability of any credit enhancement, the level and timing of payments and recoveries on and the characteristics of the underlying receivables, loans or other assets that are being securitized, remoteness of those assets from the originator or transferor, the adequacy of and ability to realize any related collateral and the capability of the servicer of the securitized assets.
9. Indemnifications
The Master Funds enter into agreements that may contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Master Funds. Based on its history and experience, management considers that the likelihood of such an event is remote. The Master Funds also enter into contracts with its service providers and other parties that contain a variety of indemnifications. The Master Funds maximum exposure under these arrangements is unknown. However, the Master Funds have not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote. Therefore, no liability has been recorded with respect to these indemnifications.
10. Partners’ Capital
Committed Capital
The initial closing of the sale of Interests took place on March 17, 2022, as agreed to by the General Partners. Income will be allocated to the partners pro-rata based on each partners’ capital commitment to the Master Funds.

24

LibreMax Structured Opportunities Fund II
Notes to Combined Financial Statements (continued)
10. Partners’ Capital (continued)
Committed Capital (continued)
The Master Funds will accept capital commitments during the initial closing and any subsequent closings at the discretion of the General Partners. Capital Contributions will be made pursuant to capital calls by the General Partners. The General Partners may call for Capital Contributions from time to time pro rata among the Partners based on their Capital Commitments in such increments of the Partners’ Capital Commitments as the General Partners determine, subject, in each case, to adjustment for reductions or waivers of the Management Fee, to account for expenses specifically attributable to a Limited Partner or a group of Limited Partners and exclusions from certain types of investments. The General Partners will provide each Partner with a written drawdown notice at least ten business days prior to the date on which a Capital Contribution is due. During the Investment Period, the General Partners will be permitted to reinvest (or retain for reinvestment or for other purposes) all or a portion of any Investment Proceeds received during the Investment Period. After the Investment Period, all Investment Proceeds constituting Distribution Proceeds will generally be distributed by the General Partners.
To the extent the Feeder Funds make a distribution of Distribution Proceeds to the Partners during the Investment Period representing a return of capital under the distribution waterfall, such return of capital will be added to the Partners’ remaining Capital Commitments and will be subject to recall. Of the $152,450,000 of commitments in the Master Funds, $113,881,763 has been called with a remaining commitment of $38,568,237. Of the total commitments, the General Partners have commitments to the Master Funds of $1,775,000 and $1,318,530 has been called with a remaining commitment of $456,470.
Distributions and Carried Interest Distributions
As stated in the Master Funds’ confidential private placement memorandum, the General Partner will cause the Master Funds to make distributions at least quarterly to the limited partners of the Master Funds after the Investment Period (which is defined as commencement on the Initial Closing and end on the twelfth month end following the Initial Closing or at such earlier time as the General Partners may determine) of Investment Proceeds (defined below), in each case net of any expenses or other obligations of the Master Funds and reserves for existing or anticipated obligations of the Master Funds, including the Master Funds’ expenses, organizational expenses, operating reserves, and any amounts held back for Tax Distributions or any other permitted purpose (“Distribution Proceeds”); provided that the Feeder Funds will not be required to make a distribution with respect to a particular quarter unless it has at least $1,000,000 in Distribution Proceeds to distribute at such time.

25

LibreMax Structured Opportunities Fund II
Notes to Combined Financial Statements (continued)
10. Partners’ Capital (continued)
Distributions and Carried Interest Distributions (continued)
“Investment Proceeds” means all proceeds, including all dividends and interest received by the Master Funds in respect of any payment, sale, principal payment, refinancing, recapitalization, redemption, repayment, exchange, distribution or other similar transaction with respect to any portfolio investments.
Distribution Proceeds will be calculated without taking into account Management Fees and expenses specifically attributable to the investment of a Limited Partner or group of Limited Partners, which are accounted for by separately calling capital for such amounts or deducting such amounts from such Limited Partner or group of Limited Partner’s share of Distribution Proceeds (either on behalf of each such Limited Partner or group of Limited Partners) after the apportionment described below.
Immediately prior to a distribution, Distribution Proceeds will be apportioned among the General Partners, in their capacity as the general partners of each Master Fund, the Domestic Fund and the Intermediate Funds, and distributions will be made to the Intermediate Funds (on behalf of the Partnership on behalf of each Partner on a Partner-by-Partner basis) and to the Domestic Fund on behalf of each Domestic Investor on a Domestic Investor-by-Domestic Investor basis (i) in the case of Distribution Proceeds attributable to a specific portfolio investment, to the Domestic Fund, the General Partners and the Intermediate Funds in accordance with their respective Master Fund Participation Percentage with respect to such portfolio investment (subject to adjustment for excused participation, exclusion or default by a Limited Partner), and (ii) in the case of Distribution Proceeds not attributable to a specific portfolio investment, to the Domestic Fund, the General Partners and the Intermediate Funds in accordance with their respective Master Fund Participation Percentage at the time of such distribution.
Distribution Proceeds initially apportioned to the Intermediate Funds (on behalf of the Partnership), on behalf of a Limited Partner, will be distributed by the Master Funds to the Intermediate Funds (on behalf of the Partnership on behalf of a Limited Partner), on the one hand, and the General Partners, on the other hand, in the following order of priority (after deduction for Management Fees and expenses specifically attributable to the investment of such Limited Partner (e.g., any Investor-Related Taxes)):
(1) Return of Capital: First, 100% to the Feeder Funds, until the Feeder Funds have received, in aggregate, cash distributions equal to the Feeder Funds' capital contributions to the Master Funds (through the Intermediate Funds, where applicable), taking into account all prior distributions made pursuant to this clause (1);

26

LibreMax Structured Opportunities Fund II
Notes to Combined Financial Statements (continued)
10. Partners’ Capital (continued)
Distributions and Carried Interest Distributions (continued)
(2) Hurdle Return: Second, 100% to the Feeder Funds, until the Feeder Funds, has received aggregate amounts (taking into account all prior distributions made pursuant to this clause and clause (4) below) equal to the Hurdle Return. The “Hurdle Return” means such payments that would result in a compounded rate of return equal to 8% per annum in respect of unreturned capital contributions made by the Feeder Funds to the Master Funds from the date on which the Feeder Funds were required to fund such capital contributions made by the Feeder Funds, to the Master Funds (or the date on which such capital contributions were funded, if later) until the date of return of such contributions to the Feeder Funds by the Master Funds (on a first-in, first-out basis), taking into account the amount and effective date of each capital contribution, distribution and recall of distribution; provided, however, that capital contributions made by the Feeder Funds in respect of the Initial Additional Capital Contribution for each Partner with respect to any New Commitment will be deemed to have been made as of the date of the corresponding Capital Contributions of the Partners admitted as of the Initial Closing (or if there have been multiple Capital Contributions of such Partners, then, on a pro rata basis, as of the respective dates of such Capital Contributions) for purposes of calculating the applicable Hurdle Return;
(3) Catch-up: Third, 100% to the General Partner until such time as the General Partners have received in respect of the Feeder Funds, 20% of the aggregate amount distributed in respect of the Feeder Funds under clause (2) and to the General Partners under this clause (3); and
(4) 80/20 Split: Fourth, (x) 80% to the Feeder Funds and (y) 20% to the General Partners (the “Carried Interest Distributions”).
The General Partners may waive the Carried Interest Distributions with respect to any General Partners related investors, and the General Partners may waive or calculate differently the Carried Interest Distributions with respect to any other Limited Partners. For the year ended December 31, 2024, the Carried Interest earned by the General Partners was $2,319,620 and as of December 31, 2024, the cumulative Carried Interest earned by the General Partners was $3,795,842.
Co-Investments
The Investment Manager and its affiliates may, from time to time, offer one or more Limited Partners or investors in Other Accounts and/or other third-party investors the opportunity to co-invest with the Master Funds in particular investments. The Investment Manager will allocate co-investment opportunities in a manner consistent with its policies and procedures. The Investment Manager and its affiliates are not obligated to arrange co-investment opportunities, and no Limited Partner will be obligated to participate in such an opportunity.
27

LibreMax Structured Opportunities Fund II
Notes to Combined Financial Statements (continued)
10. Partners’ Capital (continued)
Co-Investments (continued)
The Investment Manager and its affiliates have sole discretion as to the amount (if any) of a co-investment opportunity that will be allocated to a particular Limited Partner and may allocate co-investment opportunities instead to investors in Other Accounts or to third parties.
11. Financial Highlights
The following represents ratios to average limited partners’ capital and internal rate of return information for the year ended December 31, 2024:

Limited Partners
Ratios to average Limited Partners’ capital
Expenses before interest expense and carried interest	1.44%
Interest expense	0.70
Carried interest	1.89
Total expenses	4.03%

Net investment income	8.16%
The expense ratios and net investment income ratio above are calculated for all the limited partners taken as a whole. The computation of such ratios based on the amount of expenses, carried interest and net investment income assessed to an individual limited partner’s capital may vary from these ratios based on the timing of capital transactions and different fee arrangements.

Internal Rate of Return (IRR)	Limited Partners
IRR since inception date March 17, 2022 to December 31, 2023	12.26%
IRR since inception date March 17, 2022 to December 31, 2024	13.13%
The IRR was computed based on the dates of cash inflows (capital contributions) and outflows (capital distributions), and the ending partners’ capital at the end of the year (residual value) as of each measurement date. The IRR was computed net of all fees and carried interest to the General Partners.
The cumulative cash flow used in the IRR calculation are based on the inception-to-date contributions and residual value. An investor’s actual economic return may not be consistent with the IRR return presented and could be materially different as a result of the limitations of the calculation.

28

LibreMax Structured Opportunities Fund II
Notes to Combined Financial Statements (continued)
12. Recent Accounting Pronouncements
In December 2023, the FASB issued ASU 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures (“ASU 2023-09”). ASU 2023-09 modifies the reporting requirements for income tax disclosures related to effective tax rates and cash income taxes paid. Pursuant to ASU 2023-09, reporting entities are required to disclose certain categories in the income tax rate reconciliation, as well as additional information for reconciling items that meet a specific quantitative threshold. Additionally, ASU 2023-09 requires annual disclosures of income taxes paid for all entities, including the amount of income taxes paid, net of refunds received, disaggregated by federal, state, and foreign jurisdictions. The standard is effective for fiscal years beginning after December 15, 2025 for entities other than public business entities with early adoption permitted. The Master Funds are currently evaluating the impact of ASU 2023-09 on its financial statements.
13. Subsequent Events
Subsequent to December 31, 2024, the Master Funds distributed $49, 844, 085 to the Feeder Funds.
The General Partners of the Master Funds have approved a plan of reorganization under which the Master Funds will transfer substantially all of their investments to a newly formed registered closed-end interval fund, LibreMax Asset-Backed Income Fund (the “Successor Fund”). The Successor Fund intends to register its shares under the Investment Company Act of 1940 and the Securities Act of 1933 through the filing of a registration statement on Form N-2 with the U.S Securities and Exchange Commission. The investment objectives and strategies of the Successor Fund are expected to be substantially similar to those of the Master Funds.
The General Partners and Investment Manager have evaluated subsequent events through October 23, 2025, the date the combined financial statements were available to be issued, and have determined that no additional items require disclosure.

29

APPENDIX C
Unaudited Financial Statements of Structured Opportunities Fund I
and Structured Opportunities Fund II
June 30, 2025

C-1

COMBINED FINANCIAL STATEMENTS (UNAUDITED)

LibreMax Structured Opportunities Master Fund I, LP and
LibreMax Structured Opportunities (ECI) Master Fund I, LP,
collectively
LibreMax Structured Opportunities Fund
For the period from January 1, 2025 through June 30, 2025

LibreMax Structured Opportunities Fund

Combined Financial Statements (Unaudited)

For the period from January 1, 2025 through June 30, 2025

Contents

Combined Statement of Financial Condition	1
Combined Schedule of Investments	2
Combined Statement of Operations	4
Combined Statement of Changes in Partners’ Capital	5
Combined Statement of Cash Flows	6
Notes to Combined Financial Statements	7

LibreMax Structured Opportunities Fund

Combined Statement of Financial Condition

June 30, 2025
(Expressed in U.S. Dollars)

Assets
Cash and cash equivalents	$2,817,038
Investments in securities, at fair value (cost $124,606,015)	137,375,122
Derivative contracts, at fair value (premiums paid $333,422)	11,017
Interest receivable	5,219,925
Due from brokers	3,149,646
Due from Feeder Funds	121,766
Other assets	726,160
Total assets	149,420,674

Liabilities and Partners’ Capital
Securities sold under agreements to repurchase	20,818,118
Management fee payable	420,384
Due to Feeder Funds	254,826
Professional fees payable	110,417
Interest payable	4,321
Accrued expenses and other liabilities	30,475
Total liabilities	21,638,541

Partners’ Capital
Limited partners	122,178,869
General partners	5,603,264
Total partners’ capital	127,782,133
Total liabilities and partners’ capital	$149,420,674

See accompanying notes.	1

LibreMax Structured Opportunities Fund

Combined Schedule of Investments

June 30, 2025
(Expressed in U.S. Dollars)

Description	Notional	Fair Value	Percentage of Partners’ Capital
Investments in Securities
Structured Debt Obligations
United States
Collateralized Loan Obligations (“CLO”)
Equity
LibreMaxSO CAVU Partners I, coupon rate 0.00%,
maturing 2050	$999,894	$1,298,419	1.02%
Total CLO (cost $999,894)		1,298,419	1.02

Commercial Real Estate (“CRE”)
Mezzanine
Royal Bloomfield Mezzanine Loan, coupon rate 12.00%,
maturing 2035	$27,789,998	27,789,998	21.75
Totowa Mezzanine Loan, coupon rate 16.82%,
maturing 2035	$13,680,000	13,680,000	10.71
Kerf Bellingham Mezzanine Loan, coupon rate 12.00%,
maturing 2035	$13,279,678	13,279,678	10.39
Advantis Ft. Lauderdale Mezzanine Loan, coupon rate 16.22%,
maturing 2025	$5,648,313	5,648,313	4.42
Advantis Palm Bay Mezzanine Loane, coupon rate 16.22%
maturing 2030	$5,554,384	5,554,384	4.35
Total CRE (cost $65,952,373)		65,952,373	51.62

Commercial Mortgage-Backed Securities (“CMBS”)
Participation Junior
Iota Denver Preferred Equity, coupon rate 14.00%,
maturing 2035	$9,530,531	9,530,531	7.46
Total CMBS (cost $9,530,531)		9,530,531	7.46

Consumer Asset-Backed Securities (“Consumer ABS”)
Aircraft Residual
Crestone JV, coupon rate 0.00%,
maturing 2030	$1,684,785	3,915,029	3.06
Total Consumer ABS (cost $1,684,785)		3,915,029	3.06

Single Borrower
Equity
Unlock Lex RIT 2022-1, coupon rate 0.00%,
maturing 2026	$33,046,705	43,079,685	33.71
Unlock Home Equity, coupon rate 0.00%,
maturing 2026	$276,210	3,050,380	2.39
Unlock LexRIT 2024-1, coupon rate 0.00%
maturing 2026	$1,554,123	2,099,310	1.64
Unlock 2025-1, coupon rate 0.00%
maturing 2041	$1,380,136	1,188,906	0.93
Total Single Borrower (cost $39,194,604)		$49,418,281	38.67%

See accompanying notes.	2

LibreMax Structured Opportunities Fund

Combined Schedule of Investments (continued)

June 30, 2025
(Expressed in U.S. Dollars)

Description	Notional	Fair Value	Percentage of Partners’ Capital
Investments in Securities (continued)
Structured Debt Obligations (continued)
United States (continued)
Market Place Lending
Whole Loans
Fundbox Mezz Warehouse, coupon 12.31%,
maturing 2030	$7,243,828	7,260,489	5.68%
Total Market Place Lending (cost $7,243,828)		7,260,489	5.68
Total United States (cost $124,606,015)		137,375,122	107.51
Total Structured Debt Obligations (cost $124,606,015)		137,375,122	107.51
Total Investments in Securities (cost $124,606,015)		$137,375,122	107.51%

Derivative Contracts - Assets
United States
Currency Options
Foreign Exchange
USISDA 10 Nov 2025 - Digital - Puts strike 5.5, coupon rate 0.00%,
maturing 2025	$2,360,510	$11,017	0.01%
Currency Options (premiums paid $333,422)		11,017	0.01
Total United States (premiums paid $333,422)		11,017	0.01
Total Derivative Contracts - Assets (premiums paid $333,422)		$11,017	0.01%

See accompanying notes.	3

LibreMax Structured Opportunities Fund

Combined Statement of Operations

For the period from January 1, 2025 through June 30, 2025
(Expressed in U.S. Dollars)

Net realized and change in unrealized gain/(loss) on
investment transactions
Net realized gain on investment transactions	$1,310,134
Net change in unrealized gain on investment transactions	2,682,521
Net change in unrealized gain on derivative contracts	(173,142)
Net gain on investment transactions		$3,819,513

Investment income
Interest income	5,111,206
Dividend income	62,128
Total investment income	5,173,334

Expenses
Interest expense	799,191
Deal legal expense	707,421
Professional fees	530,938
Management fee	416,476
Market data expense	27,358
Other expenses	73,919
Total expenses	$255,303
Net investment income		2,618,031

Net income		$6,437,544

See accompanying notes.	4

LibreMax Structured Opportunities Fund

Combined Statement of Changes in Partners’ Capital

For the period from January 1, 2025 through June 30, 2025
(Expressed in U.S. Dollars)

	Limited Partners	General Partner	Total
Partners’ capital at beginning of year	$152,263,565	$5,116,239	$157,379,804
Distributions	(35,667,062)	(368,153)	(36,035,215)
Pro-rata allocation of net income	6,368,031	69,513	6,437,544
Carried Interest	(785,665)	785,665	—
Partners’ capital at end of year	$122,178,869	$5,603,264	$127,782,133

See accompanying notes.	5

LibreMax Structured Opportunities Fund

Combined Statement of Cash Flows

For the period from January 1, 2025 through June 30, 2025
(Expressed in U.S. Dollars)

Cash flows from operating activities
Net income	$6,437,544
Adjustments to reconcile net income to net cash used in
operating activities:
Net realized gain on investment transactions	(1,310,134)
Net change in unrealized gain on investment transactions	(2,682,521)
Net change in unrealized loss on derivative contracts	173,142
Purchase of investment securities	(16,516,207)
Proceeds from disposition of investment securities	78,373,431
Net change in operating assets and liabilities:
Interest receivable	(694,530)
Due from brokers	(2,888,286)
Tax receivable	235,900
Due from Feeder Funds	57,493
Other assets	613
Management fee payable	151,692
Professional fees payable	(36,577)
Due to Feeder Funds	212,016
Interest payable	(22,243)
Accrued expenses and other liabilities	6,267
Net cash used in operating activities	61,497,600

Cash flows from financing activities
Payments for distributions, net of distributions payable	(59,405,215)
Proceeds from credit facility	1,500,000
Payments on credit facility	(5,200,000)
Net proceeds for securities sold under agreements to repurchase	2,690,755
Net cash used in financing activities	(60,414,460)

Net change in cash and cash equivalents	1,083,140
Cash and cash equivalents at beginning of year	1,733,898
Cash and cash equivalents at end of period	$2,817,038

Supplemental disclosure of cash flow information
Cash paid during the period for interest	$821,434

See accompanying notes.	6

LibreMax Structured Opportunities Fund
Notes to Combined Financial Statements
June 30, 2025
1. Organization
LibreMax Structured Opportunities Master Fund I, LP (the “Non-ECI Master Fund”) was organized as a Cayman Islands exempted limited partnership, under the Private Funds Acts (2021 Revision) on May 20, 2021. LibreMax Structured Opportunities (ECI) Master Fund I, LP (the “ECI Master Fund” and together with the Non-ECI Master Fund, collectively, “LibreMax Structured Opportunities Fund”, the “Master Funds” or the “Debtors”) was organized as a Delaware limited partnership on May 14, 2021. The Master Funds commenced operations on August 18, 2021.
As of June 30, 2025, the Master Funds wholly owned or held majority interests in United States limited liability companies and trusts that invest directly in debt and equity securities. Lexington SO Totowa, LLC, Lexington SO Bloomfield, LLC, Lexington SO Everett, LLC, Lexington SO Bellingham, LLC, Lexington SO Palm Bay, LLC, Lexington SO FT Lauderdale, LLC and Unlock LEX Residential Investments Trust 2022-1 are wholly owned by LibreMax Structured Opportunities (ECI) Master Fund I, LP, and Lexington SO Fox Park, LLC is wholly owned by LibreMax Structured Opportunities Master Fund I, LP.
The investment objective of the Master Funds is to generate attractive returns through investments in a variety of securitized and structured products and credit-related investments. To achieve the Master Funds’ objective, the Investment Manager (as defined below) employs an extensive micro-credit analysis and a rigorous underwriting process that complements a thematic macro approach to portfolio construction. The Investment Manager (defined below) believes that a strategy based on the foregoing investment process will generate attractive returns.
The Master Funds receive all of their investing capital from LibreMax Structured Opportunities Partners I, LP (the “Domestic Fund”) and LibreMax Structured Opportunities Offshore Partners I, LP (the “Partnership”) (collectively, the “Feeder Funds”) and LibreMax GP, LLC, the (“General Partner”) and LibreMax Structured Opportunities (ECI) GP, LLC (the “General Partner” and collectively with LibreMax GP, LLC, the “General Partners” ). The Partnership invests its assets in the Master Funds through LibreMax Structured Opportunities Onshore I, LLC (the “ECI Intermediate Fund”) and LibreMax Structured Opportunities Offshore I, LLC (the “Non-ECI Intermediate Fund”, and together with the ECI Intermediate Fund, the “Intermediate Funds”). The Domestic Fund and the Partnership held approximately 74.28% and 21.34%, respectively, of the Master Funds committed capital at June 30, 2025. In addition, the General Partners, affiliates of the Investment Manager, held 4.38% of the Master Funds as of June 30, 2025.

LibreMax Structured Opportunities Fund
Notes to Combined Financial Statements (continued)
1. Organization (continued)
LibreMax Capital, LLC (the “Investment Manager”), a Delaware limited liability company, serves as the investment manager for the Master Funds, the Intermediate Funds and the Feeder Funds, and in such capacity, makes all investment decisions and provides certain administrative services to the Master Funds. The Investment Manager is registered as an investment adviser with the Securities and Exchange Commission under the Investment Advisers Act of 1940.
International Fund Services (N.A.), L.L.C. (the “Administrator”), a subsidiary of State Street Alternative Investment Solutions, was appointed as the administrator for the Master Funds. The Administrator also acts as the transfer agent for the Master Funds and Feeder Funds. For the period from January 1, 2025 through June 30, 2025, the administration fee was $57,000, which is included in professional fees on the Combined Statement of Operations.
The General Partners are responsible for the overall management and control of the Master Funds and have delegated the making and approval of any investment decisions to the Investment Manager and the day-to-day administrative functions to the Administrator.
The Master Funds are funded with Capital Commitments during the investment period, which commenced on the Initial Closing date of August 18, 2021 and will end on the eighth month end following the Initial Closing or at such earlier time as the General Partners may determine. The Feeder Funds had two closings with the first totalling capital commitments of $172,600,000. Any additional contribution subsequent to the first close must make a capital contribution in an amount equal to the aggregate amount of Capital Contributions that would have been made by such Additional Partner had such Additional Partner been admitted to the Feeder Funds on the Initial Closing (together with all other Additional Partners) with respect to such New Commitment. The additional contributions must also pay to the Feeder Funds, on the date of such Initial Additional Capital Contribution, an amount (the “Make-Up Amount”) equal to interest at the rate equal to the sum of 8% per annum, calculated with respect to each set of Capital Contributions made prior to the Initial Additional Capital Contribution for the period starting on the applicable drawdown date for such Capital Contributions and ending on the due date for the Initial Additional Capital Contribution. The second closing totalled an additional $51,715,000 in commitments and a make-up amount of $85,257.
The Harvest Period is the period commencing on the expiration or termination of the Investment Period and ending on the fourth anniversary thereof provided, however, that the Harvest Period may be extended twice by the General Partners, in their sole discretion, up to one year for each extension, upon at least thirty days’ prior notice to the Limited Partners. The Master Funds entered the Harvest period at the end of April 2022 but continues to make Follow-on Investments which are portfolio investments made after the end of the Investment Period which the General Partners, in their sole discretion, believe is appropriate or necessary for the Master Funds to make to preserve, protect or enhance an existing Portfolio Investment.

LibreMax Structured Opportunities Fund
Notes to Combined Financial Statements (continued)
1. Organization (continued)
Capitalized terms used but not defined herein shall have the meaning assigned to them in the Master Funds’ offering memoranda.
2. Summary of Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Master Funds in the preparation of its combined financial statements.
Basis of Accounting
The Master Funds’ accounting policies are in conformity with accounting principles generally accepted in the United States of America. The Master Funds maintain their financial records in United States dollars. The Master Funds are investment companies that follow the accounting and reporting guidance of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) No. 946, “Financial Services - Investment Companies”. These combined financial statements are unaudited and do not include all of the disclosures required for a full set of annual financial statements. For financial reporting purposes, the Master Funds follow the accrual method of accounting.
The combined financial statements reflect holdings and operations of LibreMax Structured Opportunities Master Fund I, LP and LibreMax Structured Opportunities (ECI) Master Fund I, LP as these entities are under common control and management. The Investment Manager believes this to be a more meaningful presentation.
Investment Valuation
Any security listed on a national exchange or national market and freely transferable shall be valued at the last sale price on the principal exchange or market reflected on the consolidated tape at the close of the exchange or “official closing price” on the national exchange. If no sales occurred on the relevant business day, the security is valued at the mean between the last “bid” and “ask” price at the close of business on such day. A security that was not traded on its principal exchange or market shall be valued at the last quoted sales price on the next most active exchange or market unless the General Partners determine that such price is not representative of fair value, in which case quotations from financial publications or recognized pricing services will be used.
A put or call option that is listed on a national options exchange shall be valued at the mean between the last “bid” and “ask” price for such option on such date.

LibreMax Structured Opportunities Fund
Notes to Combined Financial Statements (continued)
2. Summary of Significant Accounting Policies (continued)
Investment Valuation (continued)
Any security traded over the counter and not listed on an exchange or market that is freely transferable is valued at the mean or “mid” between the last “bid” and “ask” price at the close of business on such day, or if no mid price is available, such security shall be valued at the bid price.
The core positions of the Master Funds, primarily structured debt obligations, are valued using marks obtained from the broker/dealer community and pricing vendors. The Investment Manager seeks to obtain multiple marks for every position in the Master Funds, and averages the marks to arrive at the final price for the relevant valuation date. However, in certain cases, only one price may be available, in which case the position shall be valued using a single price.
Any futures or similar contract or any option on any such instrument traded on an exchange is valued using the most recent available closing quotation on such exchange.
Non-exchange traded derivatives, such as forward contracts, credit default swaps, total return swaps and swaptions are valued from a potential range of sources including the counterparty to a contract, a pricing vendor or broker quotes.
Certain investments in securities may be valued at fair value as determined by the General Partners, in consultation with the Investment Manager, in the absence of readily determinable market inputs. Among the factors considered by the Investment Manager in determining fair value are: the type of security, trading in unrestricted securities of the same issuer, the financial condition of the issuer, the Master Funds’ cost at the date of purchase, inputs relevant to the fair valuation of the security (including, but not limited to: constant default rates, constant prepayment rates, loss severities, liquidity constraints, yield curves and manager behavior). The fair values determined in accordance with these procedures may differ significantly from the amounts which would be realized upon disposition of the securities. As of June 30, 2025, none of the Master Funds’ investments were fair value based on an internal model developed by the Investment Manager.
The General Partners have delegated to the Investment Manager the determination of the fair value of securities in accordance with the principles set out above. Although the Investment Manager uses its best judgment and good faith in estimating the fair value of investments, there are inherent limitations in any estimation technique. Future events may affect the estimates of fair value, including the ultimate liquidation of investments, and the effect could be material to the combined financial statements.

LibreMax Structured Opportunities Fund
Notes to Combined Financial Statements (continued)
2. Summary of Significant Accounting Policies (continued)
Investment Transactions, Income and Expenses
The Master Funds record investment transactions on a trade date basis. Discounts and premiums on investments are amortized over the remaining life of the respective investments using the effective interest method. Realized gains and losses on investments are determined on the specific identification basis. Interest income and expense are recorded on the accrual basis. Principal paydowns are recorded on a transaction date basis. Dividend income and expense are recorded on the ex-dividend date. Expenses are recorded on an accrual basis. Direct expenses related to the Feeder Funds, which are paid by the Master Funds are specifically allocated to the Feeder Funds to which they relate.
Cash and Cash Equivalents
Cash and cash equivalents include short-term investments with a maturity of three months or less when purchased and consists of cash and overnight time deposits held with financial institutions and short-term money market funds. At June 30, 2025, the Master Funds held $1,634,156 in Goldman Sachs Financial Square Government Fund Class FST and $1,182,882 in cash. The money market funds meet the criteria for Level I investment as defined in the fair value hierarchy as described in Note 3. The money market funds seek to maintain a stable net asset value per share of $1.00. While the Master Funds seek to purchase and sell shares at this net asset value, the share price of the money market funds could be negatively affected during periods of high redemption pressures or illiquid markets. Cash is held with financial institutions which may exceed insured limits. Cash deposited with banks is subject to credit risk, to the extent it is not covered by Federal Deposit Insurance Corporation (“FDIC”) insurance limits. In the event of a financial institution’s insolvency, the Master Funds may be unable to recover some or all of its cash balances that are not covered by FDIC.
Income Taxes
The Non-ECI Master Fund is organized as an exempted limited partnership under the laws of the Cayman Islands and, generally, is not subject to United States federal income tax, except for withholding taxes applicable to dividend and certain interest income.
The ECI Master Fund is not subject to U.S. federal, state or local taxes. Accordingly, no provision has been made in the accompanying combined financial statements for federal, state or local taxes. Each partner separately takes into account, on its tax return, its share of the income, gains, losses, deductions or credits for the ECI Master Fund’s taxable income and gain whether or not any distribution is made to any partner.

LibreMax Structured Opportunities Fund
Notes to Combined Financial Statements (continued)
2. Summary of Significant Accounting Policies (continued)
Income Taxes (continued)
ASC 740, “Income Taxes”, provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the combined financial statements. The standard requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Master Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet a more-likely-than-not threshold would be recorded as a tax expense. For all open periods from August 18, 2021 (commencement of operations) to June 30, 2025, the Master Funds remain subject to examination by U.S. Federal and state jurisdictions where the Master Funds make investments. As a result of such evaluation by management, no income tax liability or expense, including penalties and interest, has been recorded in the accompanying combined financial statements.
Management has performed an analysis of the Master Funds’ material tax positions and has determined that such positions meet a more-likely-than-not standard. Accordingly, no tax expense was recorded for the period from January 1, 2025 through June 30, 2025. The Investment Manager is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecorded taxes will significantly change in the next twelve months. The Investment Manager continually reviews the Master Funds’ tax positions and such conclusions under the FASB guidance to determine if a liability should be recorded based on ongoing analyses of tax laws and regulations and interpretations thereof and other factors.
Use of Estimates
The preparation of combined financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the amounts reported in the combined financial statements and accompanying notes. Management believes that the estimates utilized in preparing the combined financial statements are reasonable and prudent; however, actual results could differ from those estimates.
Repurchase Agreements
Securities sold under agreements to repurchase (“Repurchase Agreements”) represent the sale of a security by the Master Funds to a counterparty at a specified price with an agreement for the Master Funds to repurchase the same security from the same counterparty at a fixed rate or determinable price at a future date. A Repurchase Agreement allows the Master Funds to transfer possession of a security as collateral, to the counterparty, usually a broker, in exchange for cash from the counterparty. The Master Funds agree to repay cash plus interest in exchange for the return of the same security. The party taking possession of the security receives interest at an agreed upon rate.

LibreMax Structured Opportunities Fund
Notes to Combined Financial Statements (continued)
2. Summary of Significant Accounting Policies (continued)
Repurchase Agreements (continued)
During the term of a Repurchase Agreement, the value of the underlying securities held as collateral on behalf of the Master Funds, including accrued interest, is required to equal or exceed the value of the Repurchase Agreement, including accrued interest. If the counterparty defaults or becomes insolvent, realization of the collateral by the Master Funds may be delayed or limited and there may be a decline in the value of the collateral during the period while the Master Funds assert their rights. The repurchase date is mutually agreed to by the Master Funds and the counterparty.
3. Fair Value Measurements and Disclosures
Fair value represents the price that would be received upon the sale of an asset or paid upon the transfer of a liability in an orderly transaction between market participants at the measurement date (an exit price). The FASB issued an accounting standard that establishes a fair value hierarchy for the inputs used in valuation models and techniques used to measure fair value. An investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.
Assets and liabilities measured at fair value are classified into one of the following categories:
•Level I – Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities. The types of investments which would generally be included are equities and derivatives listed on a securities exchange.
•Level II – Quoted prices in markets that are not considered to be active or financial instruments for which all significant inputs are observable, either directly or indirectly (inputs include quoted prices for similar investments in active markets, interest rates and yield curves, credit risk assessments, etc.). The types of investments which would generally be included in this category are certain structured debt obligations such as mortgage-backed securities (“MBS”), asset-backed securities (“ABS”), or other similar investments and certain over-the-counter derivatives.
•Level III – Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable (including the Investment Manager’s own assumptions about what market participants would use in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The types of investments which would generally be included in this category are certain structured debt obligations, private equity and/or debt securities issued by private entities.

LibreMax Structured Opportunities Fund
Notes to Combined Financial Statements (continued)
3. Fair Value Measurements and Disclosures (continued)
The Investment Manager has established a Valuation Committee responsible for overseeing the fair valuation of all securities held in the Master Funds’ portfolios. The Valuation Committee meets on a monthly basis and as frequently as needed. Its primary functions include: adopting and reviewing fair valuation policies, determining fair values, establishing and reviewing fair valuation methodologies, and addressing the adequacy and consistency of application of fair valuation pricing policies and procedures.
The Investment Manager obtains market price quotations for use in the fair valuation of the Master Funds’ portfolio on a monthly basis. The Investment Manager seeks to obtain quoted “bid” and “ask” or “mid” prices from at least two, if possible, broker/dealers, pricing services, valuation agents, or other independent pricing sources. If a “bid” and “ask” quotation is received, the mean or “mid” will be calculated. If two or more quotations are obtained by the Investment Manager for a security, the average of such quotations shall be used. If no mid price is available, such security shall be valued at the bid price. Certain market price quotations may be disregarded and deemed to be outliers if in the reasonable judgment of the Investment Manager the quotations are not representative of the market. Quotations that are deemed to be outliers would be presented and approved by the Valuation Committee.
Valuations for fixed income securities and derivatives presented in the Master Funds’ fair value hierarchy tables are generally based on market price quotations or recently executed market transactions (where observable) and are generally classified as Level II. Inputs into market quotations are observable and may include quoted prices for similar investments in active or inactive markets, interest rates, yield curves and forward currency rates, constant default rates, constant prepayment rates, loss severities, liquidity constraints and manager behavior. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level III.
In the absence of consistently available market price quotations that reflect observable market inputs, investments are generally classified as Level III. The Investment Manager may use a variety of valuation techniques in the fair value process including, but not limited to, recent market transactions, single market quotations, discounted cash flow models, market approaches and option value models. The Investment Manager may use one or a combination of these valuation techniques in determining the fair value of a Level III investment.
During the period from January 1, 2025 through June 30, 2025, there were no changes to the Master Funds’ valuation techniques that had, or are expected to have, a material impact on its financial position or results of operations.

LibreMax Structured Opportunities Fund
Notes to Combined Financial Statements (continued)
3. Fair Value Measurements and Disclosures (continued)
The following fair value hierarchy tables present information about the Master Funds’ assets and liabilities measured at fair value on a recurring basis as of June 30 2025. Refer to the Combined Schedule of Investments for further details on the industry and geographic concentrations, which has been prepared based on the geographic location of the issuer.

	Assets at Fair Value
	Level I	Level II	Level III	Total
Investments in Securities
Structured Debt Obligations
CLO
Equity	$—	$—	$1,298,419	$1,298,419
CRE
Mezzanine	—	—	65,952,373	65,952,373
CMBS
Participation Junior	—	—	9,530,531	9,530,531
Consumer ABS
Aircraft Residual	—	—	3,915,029	3,915,029
Single Borrower
Equity	—	—	49,418,281	49,418,281
Market Place Lending
Whole Loans	—	—	7,260,489	7,260,489
Total Investments in Securities	$—	$—	$137,375,122	$137,375,122

	Derivative Assets at Fair Value
	Level I	Level II	Level III	Total
Derivative Contracts - Assets
Currency Options	$—	$—	$11,017	$11,017
Total Derivative Contracts - Assets	$—	$—	$11,017	$11,017
The following table summarizes the purchases and transfers of the Master Funds’ Level III assets for the period from January 1, 2025 through June 30, 2025:

	Investments in Securities	Derivative Contracts, Net
	Structured Debt Obligations	Currency Options
Investment purchases	$16,516,207	$—

LibreMax Structured Opportunities Fund
Notes to Combined Financial Statements (continued)
3. Fair Value Measurements and Disclosures (continued)
There were no transfers in or transfers out of Level III assets for the period from January 1, 2025 through June 30, 2025.
Master Funds’ Level III Investments are valued using prices obtained from third party pricing specialists without adjustments.
Derivative Financial Instruments and Hedging Activities
The Master Funds may enter into derivative contracts to manage the Master Funds’ currency exchange risk, interest rate risk, credit risk and other exposure risks. The types of derivative contracts generally used by the Master Funds are equity and equity index options, swaps, swaptions and futures. Investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings. As such, even though the Master Funds may use derivatives in an attempt to achieve an economic hedge, the Master Funds’ derivatives are not considered to be hedging instruments. Instead, the Master Funds have designated these derivative instruments as trading instruments.
Certain of the Master Funds’ derivative contracts have been transacted pursuant to bilateral agreements with certain counterparties that give the counterparties the right to terminate the transactions if the Master Funds’ net assets decline below an agreed upon level (a “Trigger Event”). If a Trigger Event had occurred at June 30, 2025 for those contracts in a net liability position where counterparties are permitted to terminate the open derivative contracts, additional amounts may not be required to be posted since the aggregate fair value of the required collateral posted exceeded the settlement amounts of the open derivative contracts. As of June 30, 2025, the Master Funds held $11,017 derivative contracts that were in a net asset position and none are subject to a Trigger Event. To the extent derivative contracts are in a net asset liability, if any, the Master Funds may need to post additional collateral.
The following table summarizes the fair value of derivative instruments designated as trading instruments on a gross basis classified by type of risk of underlying investments as shown on the Combined Statement of Financial Condition as of June 30, 2025:

		Fair Value of Derivative Instruments
		Assets		Liabilities
Derivative Type	Primary Risk Exposure	Combined Statement of Financial Condition Location	Fair Value	Combined Statement of Financial Condition Location	Fair Value

Option Contracts	Foreign Exchange	Derivative contracts, at fair value	$11,017	Derivative contracts, at fair value	$—
Total Derivative Contracts			$11,017		$—

LibreMax Structured Opportunities Fund
Notes to Combined Financial Statements (continued)
3. Fair Value Measurements and Disclosures (continued)
Derivative Financial Instruments and Hedging Activities (continued)
The following table summarizes the gains and losses reported on derivatives designated as trading instruments as included in the Combined Statement of Operations for the period from January 1, 2025 through June 30, 2025:

			Net Change in
		Net Realized	Unrealized
		Gain (Loss)	Gain (Loss)	Volume of Activity(1)
Derivative Type	Primary Risk Exposure	on Derivatives	on Derivatives	Asset	Liability
Option Contracts	Foreign Exchange	—	(173,142)	130	—
Total Derivative Contracts		$—	$(173,142)
(1)The volume of activity represents the average quarterly notional exposure (in thousands) during the period.
4. Financing Arrangements
On June 26, 2024, the Lexington SO1 Unlock Borrower, LLC with LibreMax Structured Opportunities (ECI) Master Fund I, LP as the Sponsor, entered into a loan and security agreement (“Loan Agreement”) with East West Bank. Credit Extensions in an aggregate amount cannot exceed at any time the Revolving Loan Commitment of $30,000,000 and (ii) in an aggregate amount not to exceed at any time outstanding the lesser of the Maximum Loan Amount, as the same may be increased from time to time pursuant to the terms and provisions thereof, and the Borrowing Base.
The collateral for credit extensions are the right, title and interest of Borrower in and to the Trust, the Trust Fund and the Trust Certificates (including all Collections received thereunder and the beneficial rights evidenced thereby in any property that underlies or may be deemed to secure the respective interests in the Trust represented by the Trust Certificates) and any related rights, remedies, powers and privileges of the holder thereof under the related Unlock Agreements. The advances on the facility shall bear interest, on the outstanding daily balance at a rate of 1 Month Term SOFR plus spread of 3.15%.
During the period from January 1, 2025 through June 30, 2025, the Master Funds incurred interest expense in the amount of $800,220 and there was $20,818,118 principal balance outstanding on the facility at period end.
On October 28, 2021, the Master Funds entered into a loan and security agreement (“Loan Agreement”) with Pacific Western Bank. Credit Extensions are available up to a maximum aggregate outstanding principal amount being the lesser of (i) one hundred million dollars and (ii) thirty percent of Capital Commitments.

LibreMax Structured Opportunities Fund
Notes to Combined Financial Statements (continued)
4. Financing Arrangements (continued)
The collateral for credit extensions are All Uncalled Committed Capital of the Debtor’s Partners, Capital Contributions of the Debtor’s Partners, Capital Calls to the Debtor’s Partners, and all other proceeds and rights to payment from the Debtor’s Partner of such Partner’s Uncalled Committed Capital.
The advances on the facility shall bear interest, on the outstanding daily balance at a variable annual rate equal to the greater of: the Prime Rate then in effect; or 2.85%. During the period from January 1, 2025 through June 30, 2025, the Master Funds incurred interest expense in the amount of $26,165 and there was no principal balance outstanding on the facility at period end.
5. Related Party Transactions
Management Fee and Other Expenses
The Master Funds will pay to the Investment Manager a monthly management fee calculated at an annual rate of 1.50% of the value of the Feeder Funds’ partners’ capital (the “Management Fee”). The Management Fee is paid monthly in advance based on the value of each Feeder Fund’s partners’ capital as of the first business day of each month, adjusted for contributions and withdrawals made during the month. The Investment Manager, in its sole discretion, may waive or modify the Management Fee for limited partners of the Feeder Funds that are members, employees or affiliates of the General Partners or the Investment Manager, relatives of such persons, and for certain large or strategic investors. An affiliate of the Anchor Investor is entitled to receive a portion of the Management Fee.
The Management Fee for the period from January 1, 2025 through June 30, 2025 amounted to $416,476.
Direct Fund Expenses Incurred by the Investment Manager
The Master Funds are responsible for the Management Fee, investment expenses such as commissions and research fees, audit and tax preparation expenses, administrative expenses, legal expenses, operating and accounting expenses (including external accounting expenses and reimbursement of the cost of operating and accounting expenses provided by the Investment Manager or its affiliates), valuation expenses, asset management services, organizational expenses, insurance expenses, fees and expenses of any service companies, other similar expenses related to the Master Funds, extraordinary expenses, and state, local and foreign taxes relating to portfolio investments. To the extent that expenses to be borne by the Master Funds are paid by the Investment Manager, or any of their affiliates, such expenses will be allocated from and reimbursed to such party by the Master Funds.

LibreMax Structured Opportunities Fund
Notes to Combined Financial Statements (continued)
5. Related Party Transactions (continued)
Direct Fund Expenses Incurred by the Investment Manager (continued)
For the period from January 1, 2025 through June 30, 2025, such expenses amounted to $55,012 and are included in market data expense and other expenses on the Combined Statement of Operations. As of June 30, 2025, there were no such expenses payable to the Investment Manager.
Related Party Ownership
As of June 30, 2025, the General Partners and their affiliated parties’ investment in the Master Funds (directly and indirectly) amounted to $864,591 or 0.68% of total partners’ capital of the Master Funds.
6. Risk Management
Special risks may be associated with the Master Funds’ investments in structured credit products, collateralized debt obligations, collateralized mortgage obligations, collateralized bond obligations, collateralized loan obligations, synthetic credit portfolio transactions and asset backed securities. For example, synthetic portfolio transactions may be structured with two or more classes of tranches that receive different proportions of the interest and principal distributions on a pool of credit assets. The yield to maturity of a tranche may be extremely sensitive to the rate of defaults in the underlying reference portfolio. A rapid change in the rate of defaults may have a material adverse effect on the yield to maturity. It is therefore possible that the Master Funds may incur losses on its investments in structured products regardless of their ratings by S&P or Moody’s. Additionally, the securities in which the Investment Manager is authorized to invest include securities that are subject to legal or contractual restrictions on their resale or for which there is a relatively inactive trading market. Securities subject to resale restrictions may sell at a price lower than similar securities that are not subject to such restrictions.
Market risk is the risk of potential adverse changes to the fair value of financial instruments and their derivatives because of changes in market conditions such as interest and currency rate movements and volatility in security prices. Off-balance sheet market risk exists when the maximum potential loss on a particular investment is greater than the value of such investment, as reflected on the Combined Statement of Financial Condition. The off-balance sheet market risk associated with the various financial instruments that the Master Funds invest in as part of its investment strategy is discussed throughout the notes. The Master Funds invest in commercial real estate loans. Until commercial real estate loans are sold or mature, the Master Funds are exposed to credit risk relating to whether the borrower will meet its obligations when they come due. Commercial real estate loans held by the Master Funds may include financing commitments obligating the Master Funds to advance additional amounts on demand. At June 30, 2025, the Master Funds had unfunded commitments of $13,407,164.

LibreMax Structured Opportunities Fund
Notes to Combined Financial Statements (continued)
6. Risk Management (continued)
Credit risk is the risk that counterparties may fail to fulfil their obligations or that the collateral value becomes inadequate. The Master Funds attempt to minimize its credit risk by monitoring the credit exposure with, and the creditworthiness of, counterparties. The Master Funds reduce its credit risk with counterparties by entering into master netting agreements with its counterparties, where possible.
Therefore, the Master Funds’ exposure to certain counterparties will either be an asset, if the gross fair value of the derivatives in an asset position exceeds the gross fair value of the derivatives in a liability position, or a liability if the gross fair value of the derivatives in a liability position exceeds the gross fair value of the derivatives in an asset position.
The Master Funds also have a risk with counterparties that it may not always be possible to achieve segregation of the Master Funds’ assets from other assets of the counterparties and there may be practical or timing problems associated with enforcing the Master Funds’ rights to its assets in the case of the counterparties’ insolvency.
There are risks involved in dealing with the custodians or prime brokers who settle trades. Under certain circumstances, including certain transactions where the Master Funds’ assets are pledged as collateral for leverage from a non-broker-dealer custodian or a non-broker-dealer affiliate of the prime broker, the securities and other assets deposited with the custodian or broker may be exposed to a credit risk with regard to such parties. In addition, there may be practical or time problems associated with enforcing the Master Funds’ rights to its assets in the case of an insolvency of any such party.
The Master Funds invest in fixed income securities. Until such investments are sold or mature, the Master Funds are exposed to credit risk relating to whether the issuer will meet its obligations as they come due.
The Master Funds have exposure to interest rate risks to the extent prevailing interest rates change and it could negatively affect the value of the Master Funds.
In the normal course of business, the Master Funds maintain their cash balances in financial institutions, which at times may exceed federally insured limits. The Master Funds are subject to credit risk to the extent any financial institution with which it conducts business is unable to fulfill contractual obligations on its behalf. Management monitors the financial condition of such financial institutions and does not anticipate any losses from these counterparties.
The Master Funds are subject to risks associated with unforeseen or catastrophic events, including geopolitical issues, wars, terrorist attacks, natural disasters, and the emergence of a pandemic or other public health emergencies, which could create economic, financial and business disruptions.

LibreMax Structured Opportunities Fund
Notes to Combined Financial Statements (continued)
6. Risk Management (continued)
These events could lead to operational difficulties that could materially impair the General Partners’ ability to manage the Master Funds’ activities potentially resulting in material financial losses to the Master Funds and their investors.
Structured Debt Obligations
The Master Funds may invest in structured debt obligations such as collateralized debt obligations, collateralized mortgage obligations, collateralized bond obligations, collateralized loan obligations or similar instruments. Structured debt obligations may entail a variety of unique risks. Among other risks, structured debt obligations may be subject to prepayment risk. In addition, performance of a structured finance security will be affected by a variety of factors, including its priority in the capital structure of the issuer thereof, the availability of any credit enhancement, the level and timing of payments and recoveries on and the characteristics of the underlying receivables, loans or other assets that are being securitized, remoteness of those assets from the originator or transferor, the adequacy of and ability to realize any related collateral and the capability of the servicer of the securitized assets.
7. Indemnifications
The Master Funds enter into agreements that may contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Master Funds. Based on its history and experience, management considers that the likelihood of such an event is remote. The Master Funds also enter into contracts with its service providers and other parties that contain a variety of indemnifications. The Master Funds’ maximum exposure under these arrangements is unknown. However, the Master Funds have not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote. Therefore, no liability has been recorded with respect to these indemnifications.
8. Partners’ Capital
Committed Capital
The initial closing of the sale of Interests took place on August 18, 2021, as agreed to by the General Partners. Income will be allocated to the partners pro-rata based on each partners’ capital commitment to the Master Funds.
The Master Funds will accept capital commitments during the initial closing and any subsequent closings at the discretion of the General Partners. Capital Contributions will be made pursuant to capital calls by the General Partners.

LibreMax Structured Opportunities Fund
Notes to Combined Financial Statements (continued)
8. Partners’ Capital (continued)
Committed Capital (continued)
The General Partners may call for Capital Contributions from time to time pro rata among the Partners based on their Capital Commitments in such increments of the Partners’ Capital Commitments as the General Partners determine, subject, in each case, to adjustment for reductions or waivers of the Management Fee, to account for expenses specifically attributable to a Limited Partner or a group of Limited Partners and exclusions from certain types of investments.
The General Partners will provide each Partner with a written drawdown notice at least ten business days prior to the date on which a Capital Contribution is due. During the Investment Period, the General Partners will be permitted to reinvest (or retain for reinvestment or for other purposes) all or a portion of any Investment Proceeds received during the Investment Period. After the Investment Period, all Investment Proceeds constituting Distribution Proceeds will generally be distributed by the General Partners. To the extent the Feeder Funds makes a distribution of Distribution Proceeds to the Partners during the Investment Period representing a return of capital under the distribution waterfall, such return of capital will be added to the Partners' remaining Capital Commitments and will be subject to recall. The Master Funds have total commitments of $224,315,000, of which $222,040,000 is committed by the Feeder Funds. As of June 30, 2025, $164,554,953 has been called with a distribution recall of $1,088,844 and remaining commitment of $58,573,891. Of the total commitments, the General Partners had commitments to the Master Funds of $2,275,000, $1,675,203 has been called with a distribution recall of $11,156 and remaining commitment amount of $610,954.
Distributions and Carried Interest Distributions
As stated in the Master Funds’ confidential private placement memorandum, the General Partners will cause the Master Funds to make distributions at least quarterly to the Limited Partners of the Master Funds after the Investment Period (which is defined as commencement on the Initial Closing and end on the eight month end following the Initial Closing or at such earlier time as the General Partners may determine) of Investment Proceeds (defined below), in each case net of any expenses or other obligations of the Master Funds and reserves for existing or anticipated obligations of the Master Funds, including the Master Funds expenses, organizational expenses, operating reserves, and any amounts held back for Tax Distributions or any other permitted purpose (“Distribution Proceeds”); provided that the Master Funds will not be required to make a distribution with respect to a particular quarter unless it has at least $1,000,000 in Distribution Proceeds to distribute at such time.

LibreMax Structured Opportunities Fund
Notes to Combined Financial Statements (continued)
8. Partners’ Capital (continued)
Distributions and Carried Interest Distributions (continued)
“Investment Proceeds” means all proceeds, including all dividends and interest received by the Master Funds in respect of any payment, sale, principal payment, refinancing, recapitalization, redemption, repayment, exchange, distribution or other similar transaction with respect to any portfolio investments.
Distribution Proceeds will be calculated without taking into account Management Fees and expenses specifically attributable to the investment of a Limited Partner or group of Limited Partners, which are accounted for by separately calling capital for such amounts or deducting such amounts from such Limited Partner or group of Limited Partner’s share of Distribution Proceeds (either on behalf of each such Limited Partner or group of Limited Partners) after the apportionment described below.
Immediately prior to a distribution, Distribution Proceeds will be apportioned among the General Partners, in their capacity as the general partners of each Master Fund, the Domestic Fund and the Intermediate Funds, and distributions will be made to the Intermediate Funds (on behalf of the Partnership on behalf of each Partner on a Partner-by-Partner basis) and to the Domestic Fund on behalf of each Domestic Investor on a Domestic Investor-by-Domestic Investor basis (i) in the case of Distribution Proceeds attributable to a specific portfolio investment, to the Domestic Fund, the General Partners and the Intermediate Funds in accordance with their respective Master Fund Participation Percentage with respect to such portfolio investment (subject to adjustment for excused participation, exclusion or default by a Limited Partner), and (ii) in the case of Distribution Proceeds not attributable to a specific portfolio investment, to the Domestic Fund, the General Partners and the Intermediate Funds in accordance with their respective Master Fund Participation Percentage at the time of such distribution.
Distribution Proceeds initially apportioned to the Intermediate Funds (on behalf of the Partnership), on behalf of a Limited Partner, will be distributed by the Master Funds to the Intermediate Funds (on behalf of the Partnership on behalf of a Limited Partner), on the one hand, and the General Partners, on the other hand, in the following order of priority (after deduction for Management Fees and expenses specifically attributable to the investment of such Limited Partner (e.g., any Investor-Related Taxes)):
(1) Return of Capital: First, 100% to the Feeder Funds, until the Feeder Funds have received, in aggregate, cash distributions equal to the Feeder Funds’ capital contributions to the Master Funds (through the Intermediate Funds, where applicable), taking into account all prior distributions made pursuant to this clause (1);

LibreMax Structured Opportunities Fund
Notes to Combined Financial Statements (continued)
8. Partners’ Capital (continued)
Distributions and Carried Interest Distributions (continued)
(2) Hurdle Return: Second, 100% to the Feeder Funds, until the Feeder Funds, has received aggregate amounts (taking into account all prior distributions made pursuant to this clause and clause (4) below) equal to the Hurdle Return. The “Hurdle Return” means such payments that would result in a compounded rate of return equal to 8% per annum in respect of unreturned capital contributions made by the Feeder Funds to the Master Funds from the date on which the Feeder Funds were required to fund such capital contributions made by the Feeder Funds, to the Master Funds (or the date on which such capital contributions were funded, if later) until the date of return of such contributions to the Feeder Funds by the Master Funds (on a first-in, first-out basis), taking into account the amount and effective date of each capital contribution, distribution and recall of distribution; provided, however, that capital contributions made by the Feeder Funds in respect of the Initial Additional Capital Contribution for each Partner with respect to any New Commitment will be deemed to have been made as of the date of the corresponding Capital Contributions of the Partners admitted as of the Initial Closing (or if there have been multiple Capital Contributions of such Partners, then, on a pro rata basis, as of the respective dates of such Capital Contributions) for purposes of calculating the applicable Hurdle Return;
(3) Catch-up: Third, 100% to the General Partners until such time as the General Partners have received in respect of the Feeder Funds, 20% of the aggregate amount distributed in respect of the Feeder Funds under clause (2) and to the General Partners under this clause (3); and
(4) 80/20 Split: Fourth, (x) 80% to the Feeder Funds and (y) 20% to the General Partners (the “Carried Interest Distributions”).
The General Partners may waive the Carried Interest Distributions with respect to any General Partners related investors, and the General Partners may waive or calculate differently the Carried Interest Distributions with respect to any other Limited Partners. For the period from January 1, 2025 through June 30, 2025, the Carried Interest earned by the General Partners was $785,665 and as of June 30, 2025, the cumulative Carried Interest earned by the General Partners was $7,237,755.

LibreMax Structured Opportunities Fund
Notes to Combined Financial Statements (continued)
8. Partners’ Capital (continued)
Co-Investments
The Investment Manager and its affiliates may, from time to time, offer one or more Limited Partners or investors in Other Accounts and/or other third-party investors the opportunity to co-invest with the Master Funds in particular investments. The Investment Manager will allocate co-investment opportunities in a manner consistent with its policies and procedures. The Investment Manager and its affiliates are not obligated to arrange co-investment opportunities, and no Limited Partner will be obligated to participate in such an opportunity. The Investment Manager and its affiliates have sole discretion as to the amount (if any) of a co-investment opportunity that will be allocated to a particular Limited Partner and may allocate co-investment opportunities instead to investors in Other Accounts or to third parties.
9. Financial Highlights
The following represents ratios to average limited partners’ capital and internal rate of return information for the period from January 1, 2025 through June 30, 2025:

Limited Partners
Ratios to average Limited Partners’ capital
Expenses before interest expense and carried interest	1.33%
Interest expense	0.60
Carried interest	0.60
Total expenses	2.53%

Net investment income before carried interest	1.97%
The expense ratios and net investment income ratio above are calculated for all the limited partners taken as a whole. The computation of such ratios based on the amount of expenses, carried interest and net investment income assessed to an individual limited partner’s capital may vary from these ratios based on the timing of capital transactions and different fee arrangements. The ratios are not annualized.

Internal Rate of Return (IRR)	Limited Partners
IRR since inception date August 18, 2021 to December 31, 2024	9.27%
IRR since inception date August 18, 2021 to June 30, 2025	9.28%
The IRR was computed based on the dates of cash inflows (capital contributions) and outflows (capital distributions), and the ending partners’ capital at the end of the period (residual value) as of each measurement date. The IRR was computed net of all fees and carried interest to the General Partners.

LibreMax Structured Opportunities Fund
Notes to Combined Financial Statements (continued)
9. Financial Highlights (continued)
The cumulative cash flow used in the IRR calculation are based on the inception-to-date contributions and residual value. An investor’s actual economic return may not be consistent with the IRR return presented and could be materially different as a result of the limitations of the calculation.
10. Subsequent Events
Subsequent to June 30, 2025, the Master Funds distributed $14,364,150 to the Feeder Funds.
The General Partners of the Master Funds have approved a plan of reorganization under which the Master Funds will transfer substantially all of their investments to a newly formed registered closed-end interval fund, LibreMax Asset-Backed Income Fund (the “Successor Fund”). The Successor Fund intends to register its shares under the Investment Company Act of 1940 and the Securities Act of 1933 through the filing of a registration statement on Form N-2 with the U.S.30 Securities and Exchange Commission. The investment objectives and strategies of the Successor Fund are expected to be substantially similar to those of the Master Funds.
The General Partners and Investment Manager have evaluated subsequent events through November 13, 2025, and have determined that no additional items require disclosure.

COMBINED FINANCIAL STATEMENTS (UNAUDITED)
LibreMax Structured Opportunities Master Fund II, LP and
LibreMax Structured Opportunities (ECI) Master Fund II, LP,
collectively,
LibreMax Structured Opportunities Fund II
For the period from January 1, 2025 through June 30, 2025.

LibreMax Structured Opportunities Fund II
Combined Financial Statements (Unaudited)
For the period from January 1, 2025 through June 30, 2025

Contents

Combined Statement of Financial Condition	1
Combined Schedule of Investments	2
Combined Statement of Operations	3
Combined Statement of Changes in Partners’ Capital	4
Combined Statement of Cash Flows	5
Notes to Combined Financial Statements	6

LibreMax Structured Opportunities Fund II

Combined Statement of Financial Condition

June 30, 2025
(Expressed in U.S. Dollars)

Assets
Cash and cash equivalents	$3,557,823
Investments in securities, at fair value (cost $88,226,802)	101,558,334
Due from brokers	2,759,285
Interest receivable	182,929
Due from Feeder Funds	106,494
Tax receivable	91,500
Other assets	363,520
Total assets	108,619,885

Liabilities and Partners’ Capital
Securities sold under agreements to repurchase	14,344,450
Credit facility	1,100,000
Management fee payable	152,430
Due to brokers	118,469
Professional fees payable	95,147
Due to Feeder Funds	12,333
Interest payable	8,644
Accrued expenses and other liabilities	23,147
Total liabilities	15,854,620

Partners’ Capital
Limited partners	88,702,650
General partners	4,062,615
Total partners’ capital	92,765,265
Total liabilities and partners’ capital	$108,619,885

See accompanying notes.	1

LibreMax Structured Opportunities Fund II

Combined Schedule of Investments

June 30, 2025
(Expressed in U.S. Dollars)

Description	Notional	Fair Value	Percentage of Partners’ Capital
Investments in Securities
Structured Debt Obligations
United States
Single Borrower
Equity
Unlock Lex RIT 2022-2, coupon rate 0.00%,
maturing 2026	$22,165,580	$28,688,910	30.93%
Unlock Lex RIT 2024-2, coupon rate 0.00%,
maturing 2026	$1,890,538	2,481,520	2.67
Unlock Home Equity, coupon rate 0.00%,
maturing 2026	$184,130	2,033,476	2.19
Unlock 2025-1, coupon rate 0.00%,
maturing 2041	$905,340	779,806	0.84
Total Single Borrower (cost $27,324,999)		33,983,712	36.63

Commercial Mortgage-Backed Securities (“CMBS”)
Preferred
Tailor FT Myers Preferred Equity, coupon rate 15.06%,
maturing 2035	$19,771,587	19,771,587	21.31
Tacara San Antonio Preferred Equity, coupon rate 13.82%,
maturing 2035	$12,287,349	12,287,349	13.25
Total CMBS (cost $32,058,936)		32,058,936	34.56

Consumer Asset-Backed Securities (“Consumer ABS”)
Secured
Worthington CRJ1000 JV 2025, coupon rate 0.00%,
maturing 2026	$6,932,735	13,455,154	14.50
Crestone JV2, coupon rate 0.00%,
maturing 2040	$2,825,438	4,385,639	4.73
Senior
Sunnova Warehouse2 Class B, coupon rate 13.80%,
maturing 2035	$18,605,096	17,122,269	18.46
Sunnova Mezz Warehouse 2025, coupon rate 15.00%,
maturing 2026	$552,624	552,624	0.60
Total Consumer ABS (cost $28,842,867)		3,515,686	38.29
Total United States (cost $88,226,802)		101,558,334	109.48
Total Structured Debt Obligations (cost $88,226,802)		101,558,334	109.48
Total Investments in Securities (cost $88,226,802)		$101,558,334	109.48%

See accompanying notes.	2

LibreMax Structured Opportunities Fund II

Combined Statement of Operations

For the period from January 1, 2025 through June 30, 2025
(Expressed in U.S. Dollars)

Net realized and change in unrealized gain/(loss) on
investment transactions
Net realized gain on investment transactions	$2,719,620
Net realized gain on derivative contracts	(211,523)
Net realized gain on foreign currency transactions	30,963
Net change in unrealized gain on investment transactions	629,289
Net change in unrealized loss on derivative contracts	(81,627)
Net gain on investment transactions		$3,086,722

Investment income
Interest income	4,640,121
Dividend income	68,783
Total investment income	4,708,904

Expenses
Interest expense	569,322
Deal legal expense	457,461
Management fee	338,515
Professional fees	164,778
Market data expense	23,000
Other expenses	50,198
Total expenses	$1,603,274
Net investment income		3,105,630

Net income		$6,192,352

See accompanying notes.	3

LibreMax Structured Opportunities Fund II

Combined Statement of Changes in Partners’ Capital

For the period from January 1, 2025 through June 30, 2025
(Expressed in U.S. Dollars)

	Limited Partners	General Partner	Total
Partners’ capital at beginning of year	$131,077,527	$3,807,076	$134,884,603
Distributions	(47,744,667)	(567,023)	(48,311,690)
Pro-rata allocation of net income	6,116,312	76,040	6,192,352
Carried Interest	(746,522)	746,522	—
Partners’ capital at end of year	$88,702,650	$4,062,615	$92,765,265

See accompanying notes.	4

LibreMax Structured Opportunities Fund II

Combined Statement of Cash Flows

For the period from January 1, 2025 through June 30, 2025
(Expressed in U.S. Dollars)

Cash flows from operating activities
Net income	$6,192,352
Adjustments to reconcile net income to net cash used in
operating activities:
Net realized gain on investment transactions	(2,719,620)
Net change in unrealized gain on investment transactions	(629,289)
Net change in unrealized loss on derivative contracts	81,627
Purchase of investment securities	(15,241,762)
Proceeds from disposition of investment securities	63,799,804
Net change in operating assets and liabilities:
Due from brokers	(1,871,170)
Interest receivable	1,008,108
Due from Feeder Funds	(57,738)
Other assets	157,798
Management fee payable	(49,796)
Due to brokers	118,469
Professional fees payable	(51,847)
Due to Feeder Funds	4,808
Interest payable	(5,112)
Accrued expenses and other liabilities	(3,646)
Net cash used in operating activities	50,732,986

Cash flows from financing activities
Payments for distributions, net of distributions payable	(49,091,690)
Payments on loan borrowing	(856,275)
Proceeds from credit facility	1,700,000
Payments on credit facility	(2,450,000)
Net proceeds for securities sold under agreements to repurchase	2,247,071
Net cash used in financing activities	(48,450,894)

Net change in cash and cash equivalents	2,282,092
Cash and cash equivalents at beginning of period	1,275,731
Cash and cash equivalents at end of period	$3,557,823

Supplemental disclosure of cash flow information
Cash paid during the period for interest	$574,434

See accompanying notes.	5

LibreMax Structured Opportunities Fund II
Notes to Combined Financial Statements
June 30, 2025
1. Organization
LibreMax Structured Opportunities Master Fund II, LP (the “Non-ECI Master Fund”) was organized as a Cayman Islands exempted limited partnership on January 31, 2022. LibreMax Structured Opportunities (ECI) Master Fund II, LP (the “ECI Master Fund” and together with the Non-ECI Master Fund, the “Master Funds”, or the “Debtors”) was organized as a Delaware limited partnership on February 9, 2022. The Master Funds commenced operations on March 17, 2022. The Non-ECI Master Fund accepted capital starting March 1, 2023.
As of June 30, 2025, the Master Funds wholly owned or held majority interests in United States limited liability companies and trusts that invest directly in debt and equity securities. Unlock LEX Residential Investments Trust 2022-2 is wholly owned by LibreMax Structured Opportunities (ECI) Master Fund II, LP.
The investment objective of the Master Funds is to generate attractive returns through investments in a variety of securitized and structured products and credit-related investments. To achieve the Master Funds’ objective, the Investment Manager (as defined below) employs an extensive micro-credit analysis and a rigorous underwriting process that complements a thematic macro approach to portfolio construction. The Investment Manager (defined below) believes that a strategy based on the foregoing investment process will generate attractive returns.
The Master Funds receive all of their investing capital from LibreMax Structured Opportunities Partners II, LP (the “Domestic Fund”) and LibreMax Structured Opportunities Offshore Partners II, LP (the “Partnership”) (collectively, the “Feeder Funds”) and LibreMax GP, LLC (the “General Partner”) and LibreMax Structured Opportunities (ECI) GP, LLC (the “General Partner”, and collectively with LibreMax GP, LLC, the “General Partners”). The Partnership invests its assets in the Master Funds through LibreMax Structured Opportunities Onshore II, LLC (the “ECI Intermediate Fund”) and LibreMax Structured Opportunities Offshore II, LLC (the “Non-ECI Intermediate Fund”, and together with the ECI Intermediate Fund, the “Intermediate Funds”). The Domestic Fund and the Partnership held approximately 70.76% and 24.86%, respectively, of the Master Funds at June 30, 2025. In addition, the General Partners, affiliates of the Investment Manager, held 4.38% of the Master Funds as of June 30, 2025.
LibreMax Capital, LLC (the “Investment Manager”), a Delaware limited liability company, serves as the investment manager for the Master Funds, the Intermediate Funds and the Feeder Funds, and in such capacity, makes all investment decisions and provides certain administrative services to the Master Funds. The Investment Manager is registered as an investment adviser with the Securities and Exchange Commission under the Investment Advisers Act of 1940.

6

LibreMax Structured Opportunities Fund
Notes to Combined Financial Statements (continued)
1. Organization (continued)
International Fund Services (N.A.), L.L.C. (the “Administrator”), a subsidiary of State Street Alternative Investment Solutions, was appointed as the administrator for the Master Funds. The Administrator also acts as the transfer agent for the Master Funds and Feeder Funds. For the period from January 1, 2025 through June 30, 2025, the administration fee was $57,000, which is included in professional fees on the Combined Statement of Operations.
The General Partners are responsible for the overall management and control of the Master Funds and have delegated the making and approval of any investment decisions to the Investment Manager and the day-to-day administrative functions to the Administrator.
The Master Funds are funded with Capital Commitments during the investment period, which commenced on the Initial Closing date of March 17, 2022 and will end on the twelfth month end following the Initial Closing or at such earlier time as the General Partners may determine. The Harvest Period is the period commencing on the expiration or termination of the Investment Period and ending on the fourth anniversary thereof provided, however, that the Harvest Period may be extended twice by the General Partners, in their sole discretion, up to one year for each extension, upon at least thirty days’ prior notice to the Limited Partners. The Feeder Funds had one closing with the totalling capital commitments of $152,450,000. Any additional contribution subsequent to the first close must make a capital contribution in an amount equal to the aggregate amount of Capital Contributions that would have been made by such Additional Partner had such Additional Partner been admitted to the Feeder Funds on the Initial Closing (together with all other Additional Partners) with respect to such New Commitment. The additional contributions must also pay to the Feeder Funds, on the date of such Initial Additional Capital Contribution, an amount (the “Make-Up Amount”) equal to interest at the rate equal to the sum of 8% per annum, calculated with respect to each set of Capital Contributions made prior to the Initial Additional Capital Contribution for the period starting on the applicable drawdown date for such Capital Contributions and ending on the due date for the Initial Additional Capital Contribution. The Master Funds did not have any additional closings.
Capitalized terms used but not defined herein shall have the meaning assigned to them in the Master Funds’ offering memoranda.
2. Summary of Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Master Funds in the preparation of its combined financial statements.

7

LibreMax Structured Opportunities Fund
Notes to Combined Financial Statements (continued)
2. Summary of Significant Accounting Policies (continued)
Basis of Accounting
The Master Funds’ accounting policies are in conformity with accounting principles generally accepted in the United States of America. The Master Funds maintain their financial records in United States dollars. The Master Funds are investment companies that follow the accounting and reporting guidance of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) No. 946, “Financial Services - Investment Companies”. These combined financial statements are unaudited and do not include all of the disclosures required for a full set of annual financial statements. For financial reporting purposes, the Master Funds follow the accrual method of accounting.
The combined financial statements reflect holdings and operations of LibreMax Structured Opportunities Master Fund II, LP and LibreMax Structured Opportunities (ECI) Master Fund II, LP as these entities are under common control and management. The Investment Manager believes this to be a more meaningful presentation.
Investment Valuation
Any security listed on a national exchange or national market and freely transferable shall be valued at the last sale price on the principal exchange or market reflected on the consolidated tape at the close of the exchange or “official closing price” on the national exchange. If no sales occurred on the relevant business day, the security is valued at the mean between the last “bid” and “ask” price at the close of business on such day. A security that was not traded on its principal exchange or market shall be valued at the last quoted sales price on the next most active exchange or market unless the General Partners determine that such price is not representative of fair value, in which case quotations from financial publications or recognized pricing services will be used.
A put or call option that is listed on a national options exchange shall be valued at the mean between the last “bid” and “ask” price for such option on such date.
Any security traded over the counter and not listed on an exchange or market that is freely transferable is valued at the mean or “mid” between the last “bid” and “ask” price at the close of business on such day, or if no mid price is available, such security shall be valued at the bid price.
The core positions of the Master Funds, primarily structured debt obligations, are valued using marks obtained from the broker/dealer community and pricing vendors. The Investment Manager seeks to obtain multiple marks for every position in the Master Funds, and averages the marks to arrive at the final price for the relevant valuation date. However, in certain cases, only one price may be available, in which case the position shall be valued using a single price.

8

LibreMax Structured Opportunities Fund
Notes to Combined Financial Statements (continued)
2. Summary of Significant Accounting Policies (continued)
Investment Valuation (continued)
Any futures or similar contract or any option on any such instrument traded on an exchange is valued using the most recent available closing quotation on such exchange.
Non-exchange traded derivatives, such as forward contracts, credit default swaps, total return swaps and swaptions are valued from a potential range of sources including the counterparty to a contract, a pricing vendor or broker quotes.
Certain investments in securities may be valued at fair value as determined by the General Partners, in consultation with the Investment Manager, in the absence of readily determinable market inputs. Among the factors considered by the Investment Manager in determining fair value are: the type of security, trading in unrestricted securities of the same issuer, the financial condition of the issuer, the Master Funds’ cost at the date of purchase, inputs relevant to the fair valuation of the security (including, but not limited to: constant default rates, constant prepayment rates, loss severities, liquidity constraints, yield curves and manager behavior). The fair values determined in accordance with these procedures may differ significantly from the amounts which would be realized upon disposition of the securities. As of June 30, 2025, none of the Master Funds’ investments were fair value based on an internal model developed by the Investment Manager.
The General Partners have delegated to the Investment Manager the determination of the fair value of securities in accordance with the principles set out above. Although the Investment Manager uses its best judgment and good faith in estimating the fair value of investments, there are inherent limitations in any estimation technique. Future events may affect the estimates of fair value, including the ultimate liquidation of investments, and the effect could be material to the combined financial statements.
Investment Transactions, Income and Expenses
The Master Funds record investment transactions on a trade date basis. Discounts and premiums on investments are amortized over the remaining life of the respective investments using the effective interest method. Realized gains and losses on investments are determined on the specific identification basis. Interest income and expense are recorded on the accrual basis. Principal paydowns are recorded on a transaction date basis. Dividend income and expense are recorded on the ex-dividend date. Expenses are recorded on an accrual basis. Direct expenses related to the Feeder Funds, which are paid by the Master Funds are specifically allocated to the Feeder Funds to which they relate.

9

LibreMax Structured Opportunities Fund
Notes to Combined Financial Statements (continued)
2. Summary of Significant Accounting Policies (continued)
Cash and Cash Equivalents
Cash and cash equivalents include short-term investments with a maturity of three months or less when purchased and consists of cash and overnight time deposits held with financial institutions and short-term money market funds. At June 30, 2025, the Master Funds held $2,085,355 in Goldman Sachs Financial Square Government Fund Class FST and $1,472,468 in cash. The money market funds meet the criteria for Level I investment as defined in the fair value hierarchy as described in Note 3. The money market funds seek to maintain a stable net asset value per share of $1.00. While the Master Funds seek to purchase and sell shares at this net asset value, the share price of the money market funds could be negatively affected during periods of high redemption pressures or illiquid markets. Cash is held with financial institutions which may exceed insured limits. Cash deposited with banks is subject to credit risk, to the extent it is not covered by Federal Deposit Insurance Corporation (“FDIC”) insurance limits. In the event of a financial institution’s insolvency, the Master Funds may be unable to recover some or all of its cash balances that are not covered by FDIC.
Income Taxes
The Non-ECI Master Fund is organized as an exempted limited partnership under the laws of the Cayman Islands and, generally, is not subject to United States federal income tax, except for withholding taxes applicable to certain income.
The ECI Master Fund is not subject to U.S. federal, state or local taxes. Accordingly, no provision has been made in the accompanying combined financial statements for federal, state or local taxes. Each partner separately takes into account, on its tax return, its share of the income, gains, losses, deductions or credits for the ECI Master Fund’s taxable income and gain whether or not any distribution is made to any partner.
ASC 740, “Income Taxes”, provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the combined financial statements. The standard requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Master Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet a more-likely-than-not threshold would be recorded as a tax expense. For all open periods from March 17, 2022 (commencement of operations) to June 30, 2025, the Master Funds remains subject to examination by U.S. Federal and state jurisdictions where the Master Funds make investments. As a result of such evaluation by management, no income tax liability or expense, including penalties and interest, has been recorded in the accompanying combined financial statements.

10

LibreMax Structured Opportunities Fund
Notes to Combined Financial Statements (continued)
2. Summary of Significant Accounting Policies (continued)
Income Taxes (continued)
Management has performed an analysis of the Master Funds’ material tax positions and has determined that such positions meet a more-likely-than-not standard. Accordingly, no tax expense was recorded for the period from January 1, 2025 through June 30, 2025. The Investment Manager is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecorded taxes will significantly change in the next twelve months. The Investment Manager continually reviews the Master Funds’ tax positions and such conclusions under the FASB guidance to determine if a liability should be recorded based on ongoing analyses of tax laws and regulations and interpretations thereof and other factors.
Use of Estimates
The preparation of combined financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the amounts reported in the combined financial statements and accompanying notes. Management believes that the estimates utilized in preparing the combined financial statements are reasonable and prudent; however, actual results could differ from those estimates.
3. Fair Value Measurements and Disclosures
Fair value represents the price that would be received upon the sale of an asset or paid upon the transfer of a liability in an orderly transaction between market participants at the measurement date (an exit price). The FASB issued an accounting standard that establishes a fair value hierarchy for the inputs used in valuation models and techniques used to measure fair value. An investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.
Assets and liabilities measured at fair value are classified into one of the following categories:
•Level I – Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities. The types of investments which would generally be included are equities and derivatives listed on a securities exchange.
•Level II – Quoted prices in markets that are not considered to be active or financial instruments for which all significant inputs are observable, either directly or indirectly (inputs include quoted prices for similar investments in active markets, interest rates and yield curves, credit risk assessments, etc.).

11

LibreMax Structured Opportunities Fund
Notes to Combined Financial Statements (continued)
3. Fair Value Measurements and Disclosures (continued)
The types of investments which would generally be included in this category are certain structured debt obligations such as mortgage-backed securities (“MBS”), asset-backed securities (“ABS”), or other similar investments and certain over-the-counter derivatives.
•Level III – Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable (including the Investment Manager’s own assumptions about what market participants would use in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The types of investments which would generally be included in this category are certain structured debt obligations, private equity and/or debt securities issued by private entities.
The Investment Manager has established a Valuation Committee responsible for overseeing the fair valuation of all securities held in the Master Funds’ portfolios. The Valuation Committee meets on a monthly basis and as frequently as needed. Its primary functions include: adopting and reviewing fair valuation policies, determining fair values, establishing and reviewing fair valuation methodologies, and addressing the adequacy and consistency of application of fair valuation pricing policies and procedures.
The Investment Manager obtains market price quotations for use in the fair valuation of the Master Funds’ portfolio on a monthly basis. The Investment Manager seeks to obtain quoted “bid” and “ask” or “mid” prices from at least two, if possible, broker/dealers, pricing services, valuation agents, or other independent pricing sources. If a “bid” and “ask” quotation is received, the mean or “mid” will be calculated. If two or more quotations are obtained by the Investment Manager for a security, the average of such quotations shall be used. If no mid price is available, such security shall be valued at the bid price. Certain market price quotations may be disregarded and deemed to be outliers if in the reasonable judgment of the Investment Manager the quotations are not representative of the market. Quotations that are deemed to be outliers would be presented and approved by the Valuation Committee.
Valuations for fixed income securities and derivatives presented in the Master Funds’ fair value hierarchy tables are generally based on market price quotations or recently executed market transactions (where observable) and are generally classified as Level II. Inputs into market quotations are observable and may include quoted prices for similar investments in active or inactive markets, interest rates, yield curves and forward currency rates, constant default rates, constant prepayment rates, loss severities, liquidity constraints and manager behavior. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level III.

12

LibreMax Structured Opportunities Fund
Notes to Combined Financial Statements (continued)
3. Fair Value Measurements and Disclosures (continued)
In the absence of consistently available market price quotations that reflect observable market inputs, investments are generally classified as Level III. The Investment Manager may use a variety of valuation techniques in the fair value process including, but not limited to, recent market transactions, single market quotations, discounted cash flow models, market approaches and option value models. The Investment Manager may use one or a combination of these valuation techniques in determining the fair value of a Level III investment.
During the period from January 1, 2025 through June 30, 2025, there were no changes to the Master Funds’ valuation techniques that had, or are expected to have, a material impact on its financial position or results of operations.
The following fair value hierarchy tables present information about the Master Funds’ assets and liabilities measured at fair value on a recurring basis as of June 30, 2025. Refer to the Combined Schedule of Investments for further details on the industry and geographic concentrations, which has been prepared based on the geographic location of the issuer.

	Assets at Fair Value
	Level I	Level II	Level III	Total
Investments in Securities
Structured Debt Obligations
Single Borrower
Equity	$—	$—	$33,983,712	$33,983,712
CMBS
Preferred	—	—	32,058,936	32,058,936
Consumer ABS
Secured	—	—	17,840,793	17,840,793
Senior	—	—	17,674,893	17,674,893
Total Investments in Securities	$—	$—	$101,558,334	$101,558,334
The following table summarizes the purchases and transfers of the Master Funds’ Level II assets for the period from January 1, 2025 through June 30, 2025:

Investments in Securities
Structured Debt Obligations
Investment purchases	$15,241,762
There were no transfers in or transfers out of Level III during the period from January 1, 2025 through June 30, 2025.
Master Funds’ Level III Investments are valued using prices obtained from third party pricing specialists without adjustments.

13

LibreMax Structured Opportunities Fund
Notes to Combined Financial Statements (continued)
3. Fair Value Measurements and Disclosures (continued)
Derivative Financial Instruments and Hedging Activities
The Master Funds may enter into derivative contracts to manage the Master Funds’ currency exchange risk, interest rate risk, credit risk and other exposure risks. The types of derivative contracts generally used by the Master Funds are equity and equity index options, swaps, swaptions and futures. Investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings. As such, even though the Master Funds may use derivatives in an attempt to achieve an economic hedge, the Master Funds’ derivatives are not considered to be hedging instruments. Instead, the Master Funds have designated these derivative instruments as trading instruments.
Certain of the Master Funds’ derivative contracts have been transacted pursuant to bilateral agreements with certain counterparties that give the counterparties the right to terminate the transactions if the Master Funds’ net assets decline below an agreed upon level (a “Trigger Event”). If a Trigger Event had occurred at June 30, 2025 for those contracts in a net liability position where counterparties are permitted to terminate the open derivative contracts, additional amounts may not be required to be posted since the aggregate fair value of the required collateral posted exceeded the settlement amounts of the open derivative contracts. As of June 30, 2025, the Master Funds did not hold any derivative contracts that were in a net asset position and none are subject to a Trigger Event. To the extent derivative contracts are in a net liability position, if any, the Master Funds may need to post additional collateral.
As of June 30, 2025, the Master Funds did not hold any derivative instruments.
The following table summarizes the gains and losses reported on derivatives designated as trading instruments as included in the Combined Statement of Operations for the period from January 1, 2025 through June 30, 2025:

			Net Change in
		Net Realized	Unrealized
		Gain (Loss)	Gain (Loss)	Volume of Activity(1)
Derivative Type	Primary Risk Exposure	on Derivatives	on Derivatives	Asset	Liability
Forward Contracts	Foreign Exchange	$19,195	$—	—	—
Futures Contracts	Foreign Exchange	(230,718)	(81,627)	—	—
Total Derivative Contracts		$(211,523)	$(81,627)
(1)The volume of activity represents the average quarterly notional exposure (in thousands) during the period.

14

LibreMax Structured Opportunities Fund
Notes to Combined Financial Statements (continued)
4. Financing Arrangements
On June 26, 2024, the Lexington SO2 Unlock Borrower, LLC with LibreMax Structured Opportunities (ECI) Master Fund II, LP as the Sponsor, entered into a loan and security agreement (“Loan Agreement”) with East West Bank. Credit Extensions in an aggregate amount cannot exceed at any time the Revolving Loan Commitment of $20,000,000 and (ii) in an aggregate amount not to exceed at any time outstanding the lesser of the Maximum Loan Amount, as the same may be increased from time to time pursuant to the terms and provisions thereof, and the Borrowing Base.
The collateral for credit extensions are the right, title and interest of Borrower in and to the Trust, the Trust Fund and the Trust Certificates (including all Collections received thereunder and the beneficial rights evidenced thereby in any property that underlies or may be deemed to secure the respective interests in the Trust represented by the Trust Certificates) and any related rights, remedies, powers and privileges of the holder thereof under the related Unlock Agreements. The advances on the facility shall bear interest, on the outstanding daily balance at a rate of 1 Month Term SOFR plus spread of 3.15%.
During the period from January 1, 2025 through June 30, 2025, the Master Funds incurred interest expense in the amount of $523,585 and there was $14,344,450 principal balance outstanding on the facility at period end.
On April 1, 2022, the Master Funds entered into a loan and security agreement (“Loan Agreement”) with Pacific Western Bank. Credit Extensions are available up to a maximum aggregate outstanding principal amount being the lesser of (i) one hundred million dollars and (ii) thirty percent of Capital Commitments. The collateral for credit extensions are All Uncalled Committed Capital of the Debtor’s Partners, Capital Contributions of the Debtor’s Partners, Capital Calls to the Debtor’s Partners, and all other proceeds and rights to payment from the Debtor’s Partner of such Partner’s Uncalled Committed Capital. The advances on the facility shall bear interest, on the outstanding daily balance at a variable annual rate equal to the greater of: the Prime Rate then in effect; or 2.85%.
During the period from January 1, 2025 through June 30, 2025, the Master Funds incurred interest expense in the amount of $44,609 and there was $1,100,000 principal balance outstanding on the facility at period end.

15

LibreMax Structured Opportunities Fund
Notes to Combined Financial Statements (continued)
5. Related Party Transactions
Management Fee and Other Expenses
The Master Funds will pay to the Investment Manager a monthly management fee calculated at an annual rate of 1.50% of the value of the Feeder Funds’ partners’ capital (the “Management Fee”). The Management Fee is paid monthly in advance based on the value of each Feeder Fund’s partners’ capital as of the first business day of each month, adjusted for contributions and withdrawals made during the month. The Investment Manager, in its sole discretion, may waive or modify the Management Fee for limited partners of the Feeder Funds that are members, employees or affiliates of LibreMax GP, LLC or the Investment Manager, relatives of such persons, and for certain large or strategic investors. An affiliate of the Anchor Investor is entitled to receive a portion of the Management Fee.
The Management Fee for the period from January 1, 2025 through June 30, 2025 amounted to $338,515.
Direct Fund Expenses Incurred by the Investment Manager
The Master Funds are responsible for the Management Fee, investment expenses such as commissions and research fees, audit and tax preparation expenses, administrative expenses, legal expenses, operating and accounting expenses (including external accounting expenses and reimbursement of the cost of operating and accounting expenses provided by the Investment Manager or its affiliates), valuation expenses, asset management services, organizational expenses, insurance expenses, fees and expenses of any service companies, other similar expenses related to the Master Funds, extraordinary expenses, and state, local and foreign taxes relating to portfolio investments.
To the extent that expenses to be borne by the Master Funds are paid by the Investment Manager, or any of their affiliates, such expenses will be allocated from and reimbursed to such party by the Master Funds. For the period from January 1, 2025 through June 30, 2025, such expenses amounted to $41,713 and are included in market data expense and other expenses on the Combined Statement of Operations. As of June 30, 2025, there were no such expenses payable to the Investment Manager.
Related Party Ownership
As of June 30, 2025, the General Partners and their affiliated parties’ investment in the Master Funds (directly and indirectly) amounted to $294,456 or 0.32% of total partners’ capital of the Master Funds.

16

LibreMax Structured Opportunities Fund
Notes to Combined Financial Statements (continued)
6. Risk Management
Special risks may be associated with the Master Funds’ investments in structured credit products, collateralized debt obligations, collateralized mortgage obligations, collateralized bond obligations, collateralized loan obligations, synthetic credit portfolio transactions and asset backed securities. For example, synthetic portfolio transactions may be structured with two or more classes of tranches that receive different proportions of the interest and principal distributions on a pool of credit assets. The yield to maturity of a tranche may be extremely sensitive to the rate of defaults in the underlying reference portfolio. A rapid change in the rate of defaults may have a material adverse effect on the yield to maturity. It is therefore possible that the Master Funds may incur losses on its investments in structured products regardless of their ratings by S&P or Moody’s. Additionally, the securities in which the Investment Manager is authorized to invest include securities that are subject to legal or contractual restrictions on their resale or for which there is a relatively inactive trading market. Securities subject to resale restrictions may sell at a price lower than similar securities that are not subject to such restrictions.
Market risk is the risk of potential adverse changes to the fair value of financial instruments and their derivatives because of changes in market conditions such as interest and currency rate movements and volatility in security prices. Off-balance sheet market risk exists when the maximum potential loss on a particular investment is greater than the value of such investment, as reflected on the Combined Statement of Financial Condition. The off-balance sheet market risk associated with the various financial instruments that the Master Funds invest in as part of its investment strategy is discussed throughout the notes. The Master Funds invest in commercial real estate loans. Until commercial real estate loans are sold or mature, the Master Funds are exposed to credit risk relating to whether the borrower will meet its obligations when they come due.
Commercial real estate loans held by the Master Funds’ may include financing commitments obligating the Master Funds to advance additional amounts on demand. At June 30, 2025, the Master Funds had unfunded commitments of $1,185,157.
Credit risk is the risk that counterparties may fail to fulfil their obligations or that the collateral value becomes inadequate. The Master Funds attempt to minimize its credit risk by monitoring the credit exposure with, and the creditworthiness of, counterparties. The Master Funds reduces its credit risk with counterparties by entering into master netting agreements with its counterparties, where possible. Therefore, the Master Funds exposure to certain counterparties will either be an asset, if the gross fair value of the derivatives in an asset position exceeds the gross fair value of the derivatives in a liability position, or a liability if the gross fair value of the derivatives in a liability position exceeds the gross fair value of the derivatives in an asset position.
The Master Funds also have a risk with counterparties that it may not always be possible to achieve segregation of the Master Funds assets from other assets of the counterparties and there may be practical or timing problems associated with enforcing the Master Funds rights to its assets in the case of the counterparties’ insolvency.
17

LibreMax Structured Opportunities Fund
Notes to Combined Financial Statements (continued)
6. Risk Management (continued)
There are risks involved in dealing with the custodians or prime brokers who settle trades. Under certain circumstances, including certain transactions where the Master Funds’ assets are pledged as collateral for leverage from a non-broker-dealer custodian or a non-broker-dealer affiliate of the prime broker, the securities and other assets deposited with the custodian or broker may be exposed to a credit risk with regard to such parties. In addition, there may be practical or time problems associated with enforcing the Master Funds’ rights to its assets in the case of an insolvency of any such party.
The Master Funds invest in fixed income securities. Until such investments are sold or mature, the Master Funds are exposed to credit risk relating to whether the issuer will meet its obligations as they come due.
The Master Funds has exposure to interest rate risks to the extent prevailing interest rates change and it could negatively affect the value of the Master Funds.
In the normal course of business, the Master Funds maintain their cash balances in financial institutions, which at times may exceed federally insured limits. The Master Funds are subject to credit risk to the extent any financial institution with which it conducts business is unable to fulfill contractual obligations on its behalf. Management monitors the financial condition of such financial institutions and does not anticipate any losses from these counterparties.
The Master Funds are subject to risks associated with unforeseen or catastrophic events, including geopolitical issues, wars, terrorist attacks, natural disasters, and the emergence of a pandemic or other public health emergencies, which could create economic, financial and business disruptions. These events could lead to operational difficulties that could materially impair the General Partners’ ability to manage the Master Funds’ activities potentially resulting in material financial losses to the Master Funds and its shareholders.
Structured Debt Obligations
The Master Funds may invest in structured debt obligations such as collateralized debt obligations, collateralized mortgage obligations, collateralized bond obligations, collateralized loan obligations or similar instruments. Structured debt obligations may entail a variety of unique risks. Among other risks, structured debt obligations may be subject to prepayment risk. In addition, performance of a structured finance security will be affected by a variety of factors, including its priority in the capital structure of the issuer thereof, the availability of any credit enhancement, the level and timing of payments and recoveries on and the characteristics of the underlying receivables, loans or other assets that are being securitized, remoteness of those assets from the originator or transferor, the adequacy of and ability to realize any related collateral and the capability of the servicer of the securitized assets.

18

LibreMax Structured Opportunities Fund
Notes to Combined Financial Statements (continued)
7. Indemnifications
The Master Funds enter into agreements that may contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Master Funds. Based on its history and experience, management considers that the likelihood of such an event is remote. The Master Funds also enter into contracts with its service providers and other parties that contain a variety of indemnifications. The Master Funds maximum exposure under these arrangements is unknown. However, the Master Funds have not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote. Therefore, no liability has been recorded with respect to these indemnifications.
8. Partners’ Capital
Committed Capital
The initial closing of the sale of Interests took place on March 17, 2022, as agreed to by the General Partners. Income will be allocated to the partners pro-rata based on each partners’ capital commitment to the Master Funds.
The Master Funds will accept capital commitments during the initial closing and any subsequent closings at the discretion of the General Partners. Capital Contributions will be made pursuant to capital calls by the General Partners. The General Partners may call for Capital Contributions from time to time pro rata among the Partners based on their Capital Commitments in such increments of the Partners’ Capital Commitments as the General Partners determine, subject, in each case, to adjustment for reductions or waivers of the Management Fee, to account for expenses specifically attributable to a Limited Partner or a group of Limited Partners and exclusions from certain types of investments. The General Partners will provide each Partner with a written drawdown notice at least ten business days prior to the date on which a Capital Contribution is due. During the Investment Period, the General Partners will be permitted to reinvest (or retain for reinvestment or for other purposes) all or a portion of any Investment Proceeds received during the Investment Period. After the Investment Period, all Investment Proceeds constituting Distribution Proceeds will generally be distributed by the General Partners.
To the extent the Feeder Funds make a distribution of Distribution Proceeds to the Partners during the Investment Period representing a return of capital under the distribution waterfall, such return of capital will be added to the Partners’ remaining Capital Commitments and will be subject to recall. Of the $152,450,000 of commitments in the Master Funds, $113,881,763 has been called with a remaining commitment of $38,568,237. Of the total commitments, the General Partners have commitments to the Master Funds of $1,775,000 and $1,318,530 has been called with a remaining commitment of $456,470.

19

LibreMax Structured Opportunities Fund
Notes to Combined Financial Statements (continued)
8. Partners’ Capital (continued)
Distributions and Carried Interest Distributions
As stated in the Master Funds’ confidential private placement memorandum, the General Partner will cause the Master Funds to make distributions at least quarterly to the limited partners of the Master Funds after the Investment Period (which is defined as commencement on the Initial Closing and end on the twelfth month end following the Initial Closing or at such earlier time as the General Partners may determine) of Investment Proceeds (defined below), in each case net of any expenses or other obligations of the Master Funds and reserves for existing or anticipated obligations of the Master Funds, including the Master Funds’ expenses, organizational expenses, operating reserves, and any amounts held back for Tax Distributions or any other permitted purpose (“Distribution Proceeds”); provided that the Feeder Funds will not be required to make a distribution with respect to a particular quarter unless it has at least $1,000,000 in Distribution Proceeds to distribute at such time.
“Investment Proceeds” means all proceeds, including all dividends and interest received by the Master Funds in respect of any payment, sale, principal payment, refinancing, recapitalization, redemption, repayment, exchange, distribution or other similar transaction with respect to any portfolio investments.
Distribution Proceeds will be calculated without taking into account Management Fees and expenses specifically attributable to the investment of a Limited Partner or group of Limited Partners, which are accounted for by separately calling capital for such amounts or deducting such amounts from such Limited Partner or group of Limited Partner’s share of Distribution Proceeds (either on behalf of each such Limited Partner or group of Limited Partners) after the apportionment described below.
Immediately prior to a distribution, Distribution Proceeds will be apportioned among the General Partners, in their capacity as the general partners of each Master Fund, the Domestic Fund and the Intermediate Funds, and distributions will be made to the Intermediate Funds (on behalf of the Partnership on behalf of each Partner on a Partner-by-Partner basis) and to the Domestic Fund on behalf of each Domestic Investor on a Domestic Investor-by-Domestic Investor basis (i) in the case of Distribution Proceeds attributable to a specific portfolio investment, to the Domestic Fund, the General Partners and the Intermediate Funds in accordance with their respective Master Fund Participation Percentage with respect to such portfolio investment (subject to adjustment for excused participation, exclusion or default by a Limited Partner), and (ii) in the case of Distribution Proceeds not attributable to a specific portfolio investment, to the Domestic Fund, the General Partners and the Intermediate Funds in accordance with their respective Master Fund Participation Percentage at the time of such distribution.

20

LibreMax Structured Opportunities Fund
Notes to Combined Financial Statements (continued)
8. Partners’ Capital (continued)
Distributions and Carried Interest Distributions (continued)
Distribution Proceeds initially apportioned to the Intermediate Funds (on behalf of the Partnership), on behalf of a Limited Partner, will be distributed by the Master Funds to the Intermediate Funds (on behalf of the Partnership on behalf of a Limited Partner), on the one hand, and the General Partners, on the other hand, in the following order of priority (after deduction for Management Fees and expenses specifically attributable to the investment of such Limited Partner (e.g., any Investor-Related Taxes)):
(1) Return of Capital: First, 100% to the Feeder Funds, until the Feeder Funds have received, in aggregate, cash distributions equal to the Feeder Funds' capital contributions to the Master Funds (through the Intermediate Funds, where applicable), taking into account all prior distributions made pursuant to this clause (1);
(2) Hurdle Return: Second, 100% to the Feeder Funds, until the Feeder Funds, has received aggregate amounts (taking into account all prior distributions made pursuant to this clause and clause (4) below) equal to the Hurdle Return. The “Hurdle Return” means such payments that would result in a compounded rate of return equal to 8% per annum in respect of unreturned capital contributions made by the Feeder Funds to the Master Funds from the date on which the Feeder Funds were required to fund such capital contributions made by the Feeder Funds, to the Master Funds (or the date on which such capital contributions were funded, if later) until the date of return of such contributions to the Feeder Funds by the Master Funds (on a first-in, first-out basis), taking into account the amount and effective date of each capital contribution, distribution and recall of distribution; provided, however, that capital contributions made by the Feeder Funds in respect of the Initial Additional Capital Contribution for each Partner with respect to any New Commitment will be deemed to have been made as of the date of the corresponding Capital Contributions of the Partners admitted as of the Initial Closing (or if there have been multiple Capital Contributions of such Partners, then, on a pro rata basis, as of the respective dates of such Capital Contributions) for purposes of calculating the applicable Hurdle Return;
(3) Catch-up: Third, 100% to the General Partner until such time as the General Partners have received in respect of the Feeder Funds, 20% of the aggregate amount distributed in respect of the Feeder Funds under clause (2) and to the General Partners under this clause (3); and
(4) 80/20 Split: Fourth, (x) 80% to the Feeder Funds and (y) 20% to the General Partners (the “Carried Interest Distributions”).

21

LibreMax Structured Opportunities Fund
Notes to Combined Financial Statements (continued)
8. Partners’ Capital (continued)
Distributions and Carried Interest Distributions (continued)
The General Partners may waive the Carried Interest Distributions with respect to any General Partners related investors, and the General Partners may waive or calculate differently the Carried Interest Distributions with respect to any other Limited Partners. For the period from January 1, 2025 through June 30, 2025, the Carried Interest earned by the General Partners was $746,522 and as of June 30, 2025, the cumulative Carried Interest earned by the General Partners was $4,542,364.
Co-Investments
The Investment Manager and its affiliates may, from time to time, offer one or more Limited Partners or investors in Other Accounts and/or other third-party investors the opportunity to co-invest with the Master Funds in particular investments. The Investment Manager will allocate co-investment opportunities in a manner consistent with its policies and procedures. The Investment Manager and its affiliates are not obligated to arrange co-investment opportunities, and no Limited Partner will be obligated to participate in such an opportunity.
The Investment Manager and its affiliates have sole discretion as to the amount (if any) of a co-investment opportunity that will be allocated to a particular Limited Partner and may allocate co-investment opportunities instead to investors in Other Accounts or to third parties.
9. Financial Highlights
The following represents ratios to average limited partners’ capital and internal rate of return information for the period from January 1, 2025 through June 30, 2025:

Limited Partners
Ratios to average Limited Partners’ capital
Expenses before interest expense and carried interest	0.97%
Interest expense	0.53
Carried interest	0.71
Total expenses	2.21%

Net investment income before carried interest	2.90%
The expense ratios and net investment income ratio above are calculated for all the limited partners taken as a whole. The computation of such ratios based on the amount of expenses, carried interest and net investment income assessed to an individual limited partner’s capital may vary from these ratios based on the timing of capital transactions and different fee arrangements. The ratios are not annualized.

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LibreMax Structured Opportunities Fund
Notes to Combined Financial Statements (continued)
9. Financial Highlights (continued)

Internal Rate of Return (IRR)	Limited Partners
IRR since inception date March 17, 2022 to December 31, 2024	13.13%
IRR since inception date March 17, 2022 to June 30, 2025	12.76%
The IRR was computed based on the dates of cash inflows (capital contributions) and outflows (capital distributions), and the ending partners’ capital at the end of the period (residual value) as of each measurement date. The IRR was computed net of all fees and carried interest to the General Partners.
The cumulative cash flow used in the IRR calculation are based on the inception-to-date contributions and residual value. An investor’s actual economic return may not be consistent with the IRR return presented and could be materially different as a result of the limitations of the calculation.
10. Subsequent Events
Subsequent to June 30, 2025, the Master Funds distributed $2,191,598 to the Feeder Funds.
The General Partners of the Master Funds have approved a plan of reorganization under which the Master Funds will transfer substantially all of their investments to a newly formed registered closed-end interval fund, LibreMax Asset-Backed Income Fund (the “Successor Fund”). The Successor Fund intends to register its shares under the Investment Company Act of 1940 and the Securities Act of 1933 through the filing of a registration statement on Form N-2 with the U.S.30 Securities and Exchange Commission. The investment objectives and strategies of the Successor Fund are expected to be substantially similar to those of the Master Funds.
The General Partners and Investment Manager have evaluated subsequent events through November 13, 2025, and have determined that no additional items require disclosure.
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PART C: OTHER INFORMATION
Item 25.     Financial Statements and Exhibits

1.	Financial Statements

Financial Statements indicating that the Registrant has met the net worth requirements of Section 14(a) of the Investment Company Act of 1940, as amended (the “Act”) will be filed as part of the Statement of Additional Information.

2.	Exhibits

	(a)	(i)
Amended and Restated Agreement and Declaration of Trust is incorporated by reference as an exhibit to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement filed on September 25, 2025.

		(ii)	Certificate of Trust is incorporated by reference as an exhibit to the Registrant’s Registration Statement on Form N-2 filed on July 18, 2025.

		(iii)	Certificate of Amendment to Certificate of Trust is incorporated by reference as an exhibit to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement filed on September 25, 2025.

	(b)	Amended and Restated By-Laws of Registrant is incorporated by reference as an exhibit to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement filed on September 25, 2025.

	(c)	Not applicable.

	(d)	Refer to exhibits (a)(i) and (b) above.

	(e)	Dividend Reinvestment Plan is incorporated by reference as an exhibit to Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement filed on February 3, 2026.

	(f)	Not applicable.

	(g)	Investment Management Agreement is incorporated by reference as an exhibit to Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement filed on February 3, 2026.

	(h)	(i)	Distribution Agreement is incorporated by reference as an exhibit to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement filed on September 25, 2025.

		(ii)	Form of Dealer Agreement is incorporated by reference as an exhibit to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement filed on September 25, 2025.

		(iii)	12b-1 Plan is incorporated by reference as an exhibit to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement filed on November 13, 2025.

	(i)	Not applicable.

	(j)	(i)	Custodian Agreement is incorporated by reference as an exhibit to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement filed on September 25, 2025.

		(ii)	First Amendment to the Custodian Agreement is incorporated by reference as an exhibit to Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement filed on February 3, 2026.

	(k)	(i)	Expense Limitation Agreement is incorporated by reference as an exhibit to Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement filed on February 3, 2026.

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	(ii)	Fund Servicing Agreement is incorporated by reference as an exhibit to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement filed on September 25, 2025.

	(iii)	First Amendment to the Fund Servicing Agreement is incorporated by reference as an exhibit to Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement filed on February 3, 2026.

	(iv)	Powers of Attorney is incorporated by reference as an exhibit to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement filed on September 25, 2025.

	(v)	18f-3 Plan is incorporated by reference as an exhibit to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement filed on September 25, 2025.

(l)	Opinion and Consent of Counsel is incorporated by reference as an exhibit to Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement filed on February 3, 2026.

(m)	Not applicable.

(n)	(i)	Consent of Independent Registered Public Accounting Firm — filed herewith.

	(ii)	Consent of Ernst & Young Ltd., the independent auditor for the Private Funds — filed herewith.

(o)	Not applicable.

(p)	Subscription Agreement is incorporated by reference as an exhibit to Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement filed on February 3, 2026.

(q)	Not applicable.

(r)	(i)	Code of Ethics of the Registrant is incorporated by reference as an exhibit to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement filed on September 25, 2025.

	(ii)	Code of Ethics of the Investment Manager is incorporated by reference as an exhibit to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement filed on September 25, 2025.

(s)	Not applicable.
Item 26.     Marketing Arrangements
Not applicable.
Item 27.     Other Expenses of Issuance and Distribution
The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

Legal Fees and Expenses	$75,000
Independent Registered Public Accounting Firm Fees	$5,000
SEC Fees	$41,430
Blue Sky Fees	$35,406
Miscellaneous	$31,000
Total	$187,836
Item 28.     Persons Controlled by or Under Common Control with Registrant
None.
Item 29.     Number of Holders of Securities
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Title of Class	Number of Record Holders as of March 12, 2026
Common Shares of Beneficial Interest, no par value	None
Item 30.     Indemnification
Article VIII of the Agreement and Declaration of Trust of the Registrant provides as follows:
Section 8.1    Limitation of Liability. Neither a Trustee nor an officer of the Trust, when acting in such capacity, shall be personally liable to any person other than the Trust or a beneficial owner for any act, omission or obligation of the Trust, any Trustee or any officer of the Trust. Neither a Trustee nor an officer of the Trust shall be liable for any act or omission in his capacity as Trustee or as an officer of the Trust, or for any act or omission of any other officer or any employee of the Trust or of any other person or party, provided that nothing contained herein or in the Act shall protect any Trustee or officer against any liability to the Trust or to Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or the duties of such officer hereunder.
Section 8.2    Indemnification.
(a)    To the fullest extent permitted by law, the Trust shall indemnify, defend and hold harmless each Trustee, officer, employee, or agent of the Trust and persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor, or otherwise, and may indemnify any trustee, director or officer of a predecessor organization (each of the aforementioned persons and entities, a “Covered Person”) from and against any and all losses, claims (actual or threatened), damages, liabilities, expenses (including, without limitation, attorneys’ fees and other legal fees and expenses, as well as accountants’ fees), judgments, fines, penalties and settlements (collectively, “Losses”) sustained or incurred by such Covered Person as a result of any act, decision or omission concerning the business or activities of, or that otherwise is related to, the Trust, including any Losses arising from any and all claims, demands, actions, suits, investigations or proceedings that relate to or arise in connection with the operations or business of the Trust or arise out of or are based upon in whole or in part such Covered Person’s relationship to the Trust, in which such Covered Person may be involved, or is threatened to be involved, as a party or otherwise, except to the extent such Losses are determined, by a court of competent jurisdiction in a final, non-appealable decision, to result from the willful misfeasance, bad faith, gross negligence or reckless disregard of such Covered Person. The indemnification provided by this Article VIII shall be in addition to any other rights to which a Covered Person may be entitled under any agreement, as a matter of law or otherwise. A Covered Person shall not be denied indemnification in whole or in part under this Article VIII because the Covered Person had an interest in the transaction with respect to which the indemnification applies.
(b)    A Covered Person shall be deemed to have acted with due care, reasonably and in good faith and therefore entitled to indemnification hereunder if, while discharging his or her duties or performing any function on behalf of an entity referred to this Article VIII, he or she acted in the reasonable belief that his or her actions were not contrary to the best interests of the Trust and were within the scope of authority granted to such Covered Person by this Trust Instrument or other lawful authorization, or he or she reasonably relied on advice, information, opinions, reports, statements (whether oral or written), financial statements or financial data prepared or furnished by any officer, committee, senior management, legal counsel, accountant (including public accountants) or other expert in matters involving the relevant expertise, or the written advice, direction or instruction of the Board of Trustees or a committee member thereof. A Covered Person may consult with counsel and accountants with respect to the affairs of the Trust and shall be fully protected and justified, to the extent allowed by law, in acting, or failing to act, if such action or failure to act is in accordance with the advice or opinion of such counsel or accountants.
(c)    The provisions of this Article VIII shall continue as to a Covered Person who has ceased to serve in such capacity unless otherwise provided in a written agreement pursuant to which such Covered Person is indemnified and regardless of any subsequent amendment to or restatement of this Trust Instrument and no amendment, restatement or termination of this Trust Instrument shall reduce or restrict the extent to which these indemnification provisions apply to actions taken or omissions made prior to the date of such amendment, restatement or termination.
(d)    Expenses (including reasonable attorneys’ fees) incurred by a Covered Person in connection with a proceeding described in this Article VIII of this Trust Instrument shall, from time to time, be advanced by the Trust prior to the final disposition of such claim (threatened or actual), investigation, demand, action, suit or proceeding upon receipt by the Trust of (a) an undertaking by or on behalf of such Covered Person to repay such amount if it shall be determined that such Covered Person is not entitled to be indemnified as authorized in this Article VIII of this Trust Instrument and (b) any of (i) such
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Covered Person provides security for such undertaking, (ii) the Trust is insured against losses arising by reason of such payment, or (iii) a majority of a quorum of disinterested, non-party Trustees, or independent legal counsel in a written opinion, determines, based on a review of readily available facts, that there is reason to believe that such Covered Person ultimately will be found entitled to indemnification.
(e)    The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors, administrators or other legal representatives, or, in the case of a corporation or other entity, its corporate or other general successor, of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.
Pursuant to Rule 484 under the Securities Act of 1933, as amended (the “1933 Act”), the Registrant furnishes the following undertaking: “Insofar as indemnification for liability arising under the 1933 Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.”
The Distribution Agreement between the Registrant and its principal underwriter, which is incorporated by reference as an exhibit to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement filed on September 25, 2025, provides as follows:
7. Indemnification
The Fund shall indemnify, defend and hold the Distributor, its affiliates and each of their respective members, managers, directors, officers, employees, representatives and any person who controls or previously controlled the Distributor within the meaning of Section 15 of the 1933 Act (collectively, the “Distributor Indemnitees”), free and harmless from and against any and all losses, claims, demands, liabilities, damages and expenses (including the reasonable costs of investigating or defending any alleged losses, claims, demands, liabilities, damages or expenses and any reasonable counsel fees incurred in connection therewith) (collectively, “Losses”) that any Distributor Indemnitee may incur under the 1933 Act, the 1934 Act, the 1940 Act any other statute (including Blue Sky laws) or any rule or regulation thereunder, or under common law or otherwise, arising out of or relating to (i) the Distributor serving as principal underwriter of the Fund pursuant to this Agreement; (ii) the Fund’s breach of any of its obligations, representations, warranties or covenants contained in this Agreement; (iii) the Fund’s failure to comply with any applicable securities laws or regulations; or (iv) any claim that the Registration Statement, Prospectus, shareholder reports, sales literature and advertising materials or other information filed or made public by the Fund (as from time to time amended) include or included an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading under the 1933 Act, or any other statute or the common law any violation of any rule of FINRA or of the SEC or any other jurisdiction wherein Shares of the Fund are sold, provided, however, that the Fund’s obligation to indemnify any of the Distributor Indemnitees shall not be deemed to cover any Losses arising out of any untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, Prospectus, annual or interim report, or any such advertising materials or sales literature in reliance upon and in conformity with information relating to the Distributor and furnished to the Fund or its counsel by the Distributor in writing for use in such Registration Statement, Prospectus, shareholder reports, or sales literature and advertising materials.
Item 31.     Business and Other Connections of Investment Adviser
Information as to the directors and officers of the Registrant’s investment adviser, LibreMax Capital, LLC (the “Investment Manager”), together with information as to any other business, profession, vocation, or employment of a substantial nature in which the Investment Manager, and each director, executive officer, managing member or partner of the Investment Manager, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity
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of director, officer, employee, managing member, partner or trustee, is included in its Form ADV as filed with the Securities and Exchange Commission (File No. 801-72148), and is incorporated herein by reference.
Item 32.     Location of Accounts and Records
U.S. Bank Global Fund Services, the Fund’s administrator and transfer agent, maintains certain required accounting-related and financial books and records of the Registrant at 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202. U.S. Bank N.A., the Fund’s custodian, maintains certain required accounting-related and financial books and records of the Registrant at 1555 N. RiverCenter Drive, Suite 302, Milwaukee, WI 53212. The other required books and records are maintained by the Investment Manager at 601 Lexington Avenue, 30th Floor New York, New York 10022.
Item 33.     Management Services
Not applicable.
Item 34.     Undertakings
1.    Not applicable.
2.    Not applicable.
3.    The Registrant undertakes:
a.    to file, during any period in which offers or sales are being made, a post-effective amendment to the Registration Statement:
(1)    to include any prospectus required by Section 10(a)(3) of the Securities Act.
(2)    to reflect in the prospectus any facts or events after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement.
(3)    to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.
b.    that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;
c.    Not applicable;
d.    that, for the purpose of determining liability under the Securities Act to any purchaser:
(1)    if the Registrant is relying on Rule 430B [17 CFR 230.430B]:
(A)    Each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and
(B)    Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or
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(2)    if the Registrant is subject to Rule 430C [17 CFR 230.430C]: each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.
e.    That for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities:
The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this Registration Statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:
(1)    any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act;
(2)    free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;
(3)    the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and
(4)    any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.
4.    Not applicable.
5.    Not applicable.
6.    Not applicable.
7.    The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any prospectus or Statement of Additional Information.
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SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Milwaukee and State of Wisconsin, on March 12, 2026.
LIBREMAX ASSET-BACKED INCOME FUND
By: /s/ Benjamin J. Eirich
Name: Benjamin J. Eirich
Title: President and Principal Executive Officer
Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities indicated on March 12, 2026.

Signature	Title

*Jeannette L. Lewis	Chairperson and Independent Trustee
Jeannette L. Lewis
/s/ Benjamin J. Eirich	President and Principal Executive Officer
Benjamin J. Eirich
*P. Bradley Adams	Independent Trustee
P. Bradley Adams
*Stephen P. Ban	Independent Trustee
Stephen P. Ban
*Marie C. Winters	Independent Trustee
Marie C. Winters
/s/ Mark S. Spencer	Treasurer and Principal Financial Officer
Mark S. Spencer
* By: /s/ Benjamin J. Eirich Benjamin J. Eirich * Attorney-in-Fact pursuant to Powers of Attorney included in Exhibit (k)(iv).

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EXHIBIT INDEX

Exhibit	Exhibit No.

Consent of Independent Registered Public Accounting Firm	(n)(i)
Consent of Ernst & Young Ltd.	(n)(ii)

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